UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02224

MML Series Investment Fund

(Exact name of registrant as specified in charter)

100 Bright Meadow Blvd., Enfield, CT 06082

(Address of principal executive offices) (Zip code)

Jeffrey M. Dube

100 Bright Meadow Blvd., Enfield, CT 06082

(Name and address of agent for service)

Registrant’s telephone number, including area code: (860) 562-1000

Date of fiscal year end: 12/31/2014

Date of reporting period: 12/31/2014

Item 1. Reports to Stockholders.

MML Series Investment Fund

Annual Report

MML Conservative Allocation Fund

MML Balanced Allocation Fund

MML Moderate Allocation Fund

MML Growth Allocation Fund

MML Aggressive Allocation Fund

MML American Funds® Growth Fund

MML American Funds® International Fund

MML American Funds® Core Allocation Fund

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

1

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

2

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%; and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices

3

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

on energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

4

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

5

MML Allocation Fund Series – Portfolio Manager Report (Unaudited)

What are the investment approaches of the Funds that constitute the MML Allocation Series (the “Series”), and who is the Series’ investment adviser?

The MML Allocation Series comprises five Funds – each of which has a “fund of funds” structure. The five Funds in the Series are MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, and MML Aggressive Allocation Fund.

Each Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. Each Fund invests in a combination of domestic and international mutual funds (“Underlying Funds”) using an asset allocation strategy. Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II (which are advised by MML Investment Advisers, LLC (MML Advisers), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc. (OFI Global Asset Management), a majority owned, indirect subsidiary of MassMutual), and non-affiliated funds. The Series’ investment adviser is MML Advisers.

Through their investment in Underlying Funds, the Funds may be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), including, but not limited to, equity securities of small-, mid-, or large-capitalization U.S. or non-U.S. issuers, fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high-yield” bonds, including securities in default), inflation-protected securities, bank loans, commodities, real estate, and short-term investments of any kind.

Each Fund’s assets are allocated to its Underlying Funds according to an asset allocation strategy, as follows:

•	MML Conservative Allocation Fund: Approximately 40% in equity and similar funds and 60% in fixed income and similar funds, including money market funds.

•	MML Balanced Allocation Fund: Approximately 50% in equity and similar funds and 50% in fixed income and similar funds, including money market funds.

•	MML Moderate Allocation Fund: Approximately 60% in equity and similar funds and 40% in fixed income and similar funds, including money market funds.

•	MML Growth Allocation Fund: Approximately 75% in equity and similar funds and 25% in fixed income and similar funds, including money market funds.

•	MML Aggressive Allocation Fund: Approximately 90% in equity and similar funds and 10% in fixed income and similar funds, including money market funds.

How did each Fund perform during the 12 months ended December 31, 2014?

The return of each Fund’s Initial Class shares is shown below. Also shown are the returns of each Fund’s Custom Index (defined below); the Russell 3000® Index, a widely recognized, unmanaged index that measures the performance of the 3,000 largest U.S. companies based on market capitalization; the MSCI All Country World Index (ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States; and the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Barclays U.S. Aggregate Bond Index Return
MML Conservative Allocation Fund	5.13%	6.90%	12.56%	-3.87%	5.97%*

MML Balanced Allocation Fund	5.35%	7.14%	12.56%*	-3.87%	5.97%

6

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

	Fund’s Initial Class Return	Custom Index Return	Russell 3000 Index Return	MSCI ACWI ex USA Return	Barclays U.S. Aggregate Bond Index Return
MML Moderate Allocation Fund	5.61%	7.37%	12.56%*	-3.87%	5.97%

MML Growth Allocation Fund	5.77%	7.72%	12.56%*	-3.87%	5.97%

MML Aggressive Allocation Fund	5.85%	8.07%	12.56%*	-3.87%	5.97%

* Benchmark return

Each of the MML Allocation Series Funds underperformed its respective Custom Index, the Russell 3000 Index, and the Barclays U.S. Aggregate Bond Index for the full year. Conversely, all five Funds outperformed the MSCI ACWI ex USA.

MML Allocation Fund Series Custom Indexes

•	The Custom MML Conservative Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 60%, 30%, and 10%, respectively.

•	The Custom MML Balanced Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 50%, 37.5%, and 12.5%, respectively.

•	The Custom MML Moderate Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 40%, 45%, and 15%, respectively.

•	The Custom MML Growth Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 25%, 56.25%, and 18.75%, respectively.

•	The Custom MML Aggressive Allocation Index comprises the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, and the MSCI ACWI ex USA. The weightings of each index are 10%, 67.5%, and 22.5%, respectively.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Investment adviser discussion of factors that contributed to the Funds’ performance

The Series Funds delivered positive returns in 2014, but struggled somewhat in an environment that proved a challenge for certain investment categories.

In the equity (stock) components of the Series, the relative underperformance of some of the Underlying Funds that make up the Series Funds was a key factor, particularly in U.S. large-company stocks. In 2014, U.S. equities experienced strong performance relative to many other investment categories, and U.S. large-company stock Underlying Funds benefited the Series Funds on an absolute basis; however, the disappointing performance of the Underlying Funds in the large-company category more than offset their favorable positioning on a relative basis. U.S. small-company stocks underperformed large-company counterparts, and foreign stocks underperformed U.S. stocks overall, with Underlying Funds in these categories following the basic trend.

In the fixed-income (bond) components of the Series, beneficial allocations to the U.S. high-yield bonds sector were offset by underperformance in higher-quality bond investments, which detracted from the Underlying Funds’ performance relative to the overall U.S. bond market. Throughout the year, the Series increased the quality of fixed-income holdings in an attempt to reduce certain market risks. The Series’ reduction in its exposure to international and emerging-market bonds and U.S. high-yield bonds was offset by an increase in its exposure to U.S. Treasury inflation-protected securities (“TIPS”) and investment-grade bonds. At the Underlying Funds level, fixed-income managers generally performed well, with the exception of MML Total Return Fund, which underwent a subadviser change late in the year.

7

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

Reviewing the Underlying Fund positions in the Series, 2014 included the first-quarter addition of a new Underlying Fund in the international equity segment, MML International Equity Fund, which benefited Series performance. Also in the first quarter, the Series added a new position in alternative investments through Oppenheimer Diversified Alternatives Fund, which invests across a number of alternative categories – including real estate investment trusts (“REITs”), commodities, gold, currencies, and master limited partnerships (“MLPs”) – and has the potential to benefit the Series by offering exposure to different investment types. Lastly, within equities, the second-quarter addition of MML Managed Volatility Fund is intended to help limit the impact of equity risks and any expected increase in market volatility due to Federal Reserve action or other factors.

Investment adviser outlook

We expect 2015 may be a more difficult year for the markets. While we anticipate that the economy has the potential to continue to improve in 2015, we believe that the market gains from the last two years in an improving economic climate have been reflected in equity prices and returns may be more modest in the coming year. From an allocation perspective, we will seek to opportunistically gain greater exposure for the Underlying Funds to international equities in 2015, given the growing differential in past returns and share prices that may favor foreign stocks due to possible central bank activity in Europe. With respect to the Series Funds’ fixed-income investments, we remain diligent and continue to position the Underlying Funds’ exposure to reduce the potential impacts of an unexpected rise in interest rates and the potential downside of overpriced riskier bonds. Lastly, in the coming year we plan to maintain a position for the Series Funds in real assets (investments in physical or tangible assets, such as gold, land, and oil) to help provide an inflation hedge, income, and additional diversification.

8

MML Allocation Fund Series – Portfolio Manager Report (Unaudited) (Continued)

MML Conservative Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Fixed Income Funds	57.3%
Equity Funds	42.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Balanced Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	52.3%
Fixed Income Funds	47.8%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Moderate Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	61.9%
Fixed Income Funds	38.2%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Growth Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	76.2%
Fixed Income Funds	23.9%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

MML Aggressive Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	90.5%
Fixed Income Funds	9.6%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

9

MML Conservative Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Conservative Allocation Fund Initial Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/31/07 - 12/31/14
Initial Class	5.13%	8.40%	5.75%
Barclays U.S Aggregate Bond Index*	5.97%	4.45%	5.05%
Russell 3000 Index	12.56%	15.63%	7.38%
MSCI ACWI ex USA	-3.87%	4.43%	0.41%
Custom MML Conservative Allocation Index	6.90%	7.96%	5.91%+

Hypothetical Investments in MML Conservative Allocation Fund Service Class, the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	4.83%	8.11%	6.39%
Barclays U.S Aggregate Bond Index*	5.97%	4.45%	5.06%
Russell 3000 Index	12.56%	15.63%	10.05%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Conservative Allocation Index	6.90%	7.96%	7.00%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index, the Russell 3000 Index, the MSCI ACWI ex USA, and the Custom MML Conservative Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

10

MML Balanced Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Balanced Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/31/07 - 12/31/14
Initial Class	5.35%	9.23%	5.57%
Russell 3000 Index*	12.56%	15.63%	7.38%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.05%
MSCI ACWI ex USA	-3.87%	4.43%	0.41%
Custom MML Balanced Allocation Index	7.14%	8.81%	5.98%+

Hypothetical Investments in MML Balanced Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	5.07%	8.98%	6.51%
Russell 3000 Index*	12.56%	15.63%	10.05%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Balanced Allocation Index	7.14%	8.81%	7.37%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Balanced Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

11

MML Moderate Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Moderate Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/31/07 - 12/31/14
Initial Class	5.61%	10.00%	5.73%
Russell 3000 Index*	12.56%	15.63%	7.38%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.05%
MSCI ACWI ex USA	-3.87%	4.43%	0.41%
Custom MML Moderate Allocation Index	7.37%	9.64%	6.01%+

Hypothetical Investments in MML Moderate Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	5.37%	9.74%	6.96%
Russell 3000 Index*	12.56%	15.63%	10.05%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Moderate Allocation Index	7.37%	9.64%	7.69%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Moderate Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

12

MML Growth Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/31/07 - 12/31/14
Initial Class	5.77%	11.19%	5.68%
Russell 3000 Index*	12.56%	15.63%	7.38%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.05%
MSCI ACWI ex USA	-3.87%	4.43%	0.41%
Custom MML Growth Allocation Index	7.72%	10.87%	5.94%+

Hypothetical Investments in MML Growth Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	5.56%	10.91%	7.34%
Russell 3000 Index*	12.56%	15.63%	10.05%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Growth Allocation Index	7.72%	10.87%	8.06%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Growth Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

13

MML Aggressive Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Aggressive Allocation Fund Initial Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/31/07 - 12/31/14
Initial Class	5.85%	12.19%	5.67%
Russell 3000 Index*	12.56%	15.63%	7.38%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.05%
MSCI ACWI ex USA	-3.87%	4.43%	0.41%
Custom MML Aggressive Allocation Index	8.07%	12.06%	5.74%+

Hypothetical Investments in MML Aggressive Allocation Fund Service Class, the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	5.61%	11.94%	7.71%
Russell 3000 Index*	12.56%	15.63%	10.05%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Aggressive Allocation Index	8.07%	12.06%	8.28%++

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/4/07.

++ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 3000 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Aggressive Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

14

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Growth Fund, and who is the Fund’s investment adviser?

The Fund seeks to provide investors with long-term capital growth through a “master feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Growth Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company, managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective as the Master Growth Fund. The Master Growth Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Growth Fund may invest a portion of its assets in common stocks and other securities of issuers domiciled outside the United States. Although the Master Growth Fund focuses on investments in medium- to large-capitalization companies, the Master Growth Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund returned 7.99%, significantly trailing the 13.69% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also substantially underperformed the 13.05% return of the Russell 1000® Growth Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The Fund was challenged during 2014. The Fund’s slightly overweight position, relative to the benchmark, in energy – which was the worst-performing sector in the S&P 500 Index – detracted from the Fund’s performance. A slightly overweight allocation to exploration and production-oriented stocks in the energy sector also exacerbated this underperformance, as Fund holdings such as Noble Energy, an oil and natural gas exploration and production company, suffered on investor concerns over the company’s ability to continue its exploration activities in a low-price environment. (The price of oil declined steadily throughout the last half of 2014.) In the consumer discretionary sector, an overweight position in Internet retailer Amazon.com, which was the Fund’s largest holding, also worked against the Fund’s results. Amazon posted a lackluster year, as investor concerns grew over company management’s lack of transparency and continued heightened spending. Nevertheless, the Fund continued to hold this stock on the belief that Amazon will continue to be a market leader in both e-commerce and cloud-related services. In consumer staples, the Fund held an underweight position in this strong-performing sector, and direct marketers Herbalife and Nu Skin Enterprises, two stocks within this market segment, created a drag on results. Herbalife was down due to continued investor activism. Nu Skin Enterprises was hurt by a slowdown in China. An underweight position in consumer electronics giant Apple, which performed well in 2014, also hampered the Fund’s full-year performance. Overseas, Fund holding Airbus (a French industrials, aerospace, and defense giant) hindered returns, as the company suffered from unfavorable year-over-year comparisons after an extremely strong 2013.

Turning to the positive side, the Fund’s significantly overweight allocation to the strong-performing health care sector helped drive returns, as this sector was the second-best performer in the benchmark for the year. The Fund’s slightly overweight stake in biotechnology stocks also contributed, specifically in biotechnology company Gilead Sciences, whose strong sales of Sovaldi, its hepatitis C drug, continued to drive its growth. In the industrials sector, airline stocks United Continental and American Airlines were two Fund holdings that benefited from continued robust ticket pricing, strong demand trends, and lower fuel costs. Underweight positioning in the poorly performing telecommunications sector also contributed to relative performance, as did standouts such as Home Depot, one of the Fund’s top ten holdings throughout the year, which advanced more than 30% due to efficiency improvements and a strengthening U.S. market.

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is global economic growth may remain modest in 2015 – but that there is the potential for this to be a period of continued growth in the U.S. We also believe corporate balance

15

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors for the Fund, including firms that offer products and services designed to satisfy consumer demand in rapidly growing developing countries. Finally, we believe companies that pay and increase dividends are likely to continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

MML American Funds Growth Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	100.1%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

16

MML American Funds Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Growth Fund Service Class I, the S&P 500 Index, and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class I	7.99%	13.08%	7.99%
S&P 500 Index*	13.69%	15.45%	9.95%
Russell 1000 Growth Index	13.05%	15.81%	10.82%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Growth Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

17

MML American Funds International Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® International Fund, and who is the Fund’s investment adviser?

The Fund seeks long-term capital growth of assets through a “master-feeder” relationship. (See page 52 of this report for information about the “master feeder” relationship.) The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – International Fund (the “Master International Fund”), a series of the American Funds Insurance Series®, a registered open-end investment company managed by Capital Research and Management Company (Capital Research), which has substantially the same investment objective as the Master International Fund. The Master International Fund invests primarily in common stocks of companies domiciled outside the United States, including companies domiciled in developing countries, that Capital Research believes have the potential for growth. Although the Master International Fund focuses on investments in medium- to large-capitalization companies, the Master International Fund’s investments are not limited to a particular capitalization size. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund returned -3.09%, outperforming the -3.87% return of the MSCI All Country World Index (ACWI) ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund also outpaced the -4.90% return of the MSCI EAFE Index, a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The Fund stayed ahead of its benchmark in 2014, as the financials, energy, and health care sectors were strong contributors. In the financials sector, Fund holdings that were top performers included Axis Bank Ltd. and Housing Development Finance Corporation, two Indian Banks that did well in 2014, given the positive investor sentiment over the newly elected Prime Minister. The election of Narendra Modi, who is now at the helm of the second-most populous country in the world, has ignited hopes of a re-acceleration of growth in that emerging-market country. In the energy sector, the Fund benefited from an underweight position, relative to the benchmark, in this poorly performing sector, which suffered significantly in 2014’s environment of falling oil prices. Overweight positioning in the strong-performing health care sector also contributed. A standout performer in that sector was Fund holding Novartis, a Swiss pharmaceutical company that benefited from solid performance across its three core divisions. Fund holding Novo Nordisk, a pharmaceutical firm that is the dominant global diabetes insulin provider, also advanced due to its potentially robust pipeline that includes an obesity drug currently under development. Another Fund holding that was a particular standout in the industrials sector was Ryanair, an Irish airline that operated at full capacity in the European market. It advanced approximately 50%.

Fund holdings in the consumer discretionary, telecommunications, and information technology sectors worked against the Fund’s returns during the year. In consumer discretionary, the Fund held a slightly overweight position, but most of the underperformance was attributable to three Fund holdings, as lackluster returns from Chinese gaming stocks Sands China, Melco Crown Entertainment, and Galaxy Entertainment Group hurt results due to the anti-corruption campaign that drew concerns from VIP and mass-market consumers in Macau. In telecommunications, Fund holding SoftBank, a Japanese telecommunications company that acquired a majority share of wireless phone services provider Sprint, underperformed due to the lackluster performance of that acquisition. In information technology, Fund holding Samsung Electronics, a South Korean high-tech manufacturer and digital media provider, underperformed due to a loss of market share. Other detractors included two Russian Fund holdings – Sberbank, the country’s largest bank, and Yandex, an Internet company that operates Russia’s largest search engine – both of which were victims of the country’s economic malaise, which has been largely driven by the collapse of oil prices. From a currency standpoint, the Russian ruble, which was devalued significantly due to the faltering economy, also hampered Fund performance.

18

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is that global economic growth may remain modest in 2015 – but there is the potential for this to be a period of continued growth in the U.S. We also believe corporate balance sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors for the Fund, including firms that offer products and services designed to satisfy consumer demand in rapidly growing developing countries. Finally, we believe companies that pay and increase dividends are likely to continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

MML American Funds International Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	100.2%

Total Long-Term Investments	100.2%
Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

19

MML American Funds International Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds International Fund Service Class I, the MSCI ACWI ex USA, and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class I	-3.09%	4.73%	3.48%
MSCI ACWI ex USA*	-3.87%	4.43%	2.33%
MSCI EAFE Index	-4.90%	5.33%	2.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI ACWI ex USA and the MSCI EAFE Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

20

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML American Funds® Core Allocation Fund, and who is the Fund’s investment adviser?

The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation. The Fund is a “fund of funds” and seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series® (the “Underlying Funds”), managed by Capital Research and Management Company (Capital Research), using a flexible asset allocation approach. The Fund’s investment adviser invests the Fund’s assets in a combination of domestic and international Underlying Funds. As of the date of this report, it is expected that the Underlying Funds will include Class 1 shares of the American Funds Insurance Series – Bond Fund, the American Funds Insurance Series – Blue Chip Income and Growth Fund, the American Funds Insurance Series – Growth-Income Fund, and the American Funds Insurance Series – International Fund. The Fund’s investment adviser allocates the Fund’s assets among a variety of different asset classes through investing in Underlying Funds in response to changing market, economic, and investment conditions. The Fund’s investment adviser is MML Investment Advisers, LLC (MML Advisers).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund returned 8.05%, trailing the 13.69% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund outperformed the -3.87% return of the MSCI All Country World Index (ACWI) ex USA, an unmanaged index representative of stocks domiciled in global developed and emerging markets, excluding the United States. The Fund outperformed the 5.97% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index. Finally, the Fund’s 8.05% return trailed the 9.18% return of the Custom MML Core Allocation Index, which comprises the benchmark (55%), the Barclays U.S. Aggregate Bond Index (35%), and the MSCI ACWI ex USA (10%).

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Capital Research’s discussion of factors that contributed to the Fund’s performance

The following paragraphs discuss the results of each of the Fund’s underlying portfolio components. Because the Fund invests in both stock- and bond-based portfolios, its overall performance may vary considerably from the broad market indexes listed above, which each measure the performance of a specific group of securities. These component-specific discussions focus on results and positioning versus each component’s main comparative index, not how the Fund as a whole performed or was positioned versus those indexes.

With respect to the American Funds Insurance Series – Bond Fund (the “Bond Fund”), the Bond Fund underperformed the Barclays U.S. Aggregate Bond Index (the “Index”) for the year. During 2014, debt-servicing costs continued to be low, which allowed companies to refinance their debt more cheaply, and mergers and acquisitions activity was robust. The Bond Fund’s exposure to corporate bonds remained low because valuations were expensive, as investors sought yield in a low-interest environment. The Bond Fund’s high-yield bond allocation was smaller than historical averages, but the positioning helped dampen the negative impact when high-yield bonds had a challenging fourth quarter – most of it related to energy holdings, which fell as the price of oil experienced a downward spiral in the second half of the year. High-quality corporate bonds and longer-term securities benefited in this environment. During 2014, the Bond Fund held an underweight position, relative to the benchmark, in mortgage-backed securities, which weakened as the Federal Reserve bought fewer issues and took some demand out of the market.

The American Funds Insurance Series – Blue Chip Income and Growth Fund (the “Income and Growth Fund”) outperformed the benchmark in 2014. Sector allocations played an important role in the Fund’s success, as overweight allocations to the strong-performing health care and utilities sectors, and an underweight position in the lagging energy sector, were strong contributors. With respect to specific Income and Growth Fund holdings, biotechnology firm Amgen, the largest holding in the Income and Growth Fund, experienced a turnaround in 2014, as investors began to take note of its underappreciated pipeline of drugs. Another

21

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

biotechnology company, Gilead Sciences, experienced strong sales of Sovaldi, its hepatitis C drug, which continued to drive company growth during the year. In the utilities sector, Exelon Corporation, a Chicago-based energy producer, trader, and distributor, performed well, and the stock’s 4% dividend yield was a bonus for investors in 2014’s low interest rate environment. In the industrials sector, aerospace and defense contractor General Dynamics rose as the company’s fortunes turned around in 2014. Although the Income and Growth Fund had a normal allocation to cash, the position hampered returns, as stocks continued their upward trajectory throughout the year. A substantially underweight position and weak stock selection in the financials sector also hampered the performance of Income and Growth Fund. The Income and Growth Fund’s decision to not own specific companies during the year also negatively impacted returns, including the strong-performing Berkshire Hathaway and Wells Fargo.

The American Funds Insurance Series – Growth-Income Fund (the “Growth-Income Fund”) underperformed the benchmark for the year, as the Growth-Income Fund’s cash position, which averaged around 8% in 2014, was one of the greatest detractors (despite being a “low” cash position for the Growth-Income Fund, whose 10-year average cash allocation is around 9.7%). Sector allocations also played a role in the Growth-Income Fund’s underperformance, as overweight positions in consumer discretionary and materials stocks hampered returns. Growth-Income Fund holdings that held down results from the consumer discretionary sector included online retail giant Amazon.com and automobile maker General Motors. Two metals and mining companies from the materials sector that impaired performance were Vale (Brazil) and U.S.-based Freeport-McMoran, both of which suffered due to falling commodity prices. An underweight stake in the strong-performing consumer technology behemoth Apple also held back the Growth-Income Fund’s returns for the year. Overweight positioning and strong stock selection, including positions in biotechnology firms Amgen and Gilead Sciences, drove performance in the strong-performing health care sector. The Growth-Income Fund’s decision to not own certain stocks also boosted relative performance, including ExxonMobil and General Electric. Finally, rail companies in the industrials sector boosted performance, with Growth-Income Fund holdings CSX Corporation, Union Pacific, and Norfolk Southern all strongly advancing.

The American Funds Insurance Series – International Fund (the “International Fund”) outperformed the MSCI ACWI ex USA (the “Index”) for the year, with the financials, energy, and health care sectors making strong contributions. In the financials sector, International Fund holdings that were top performers included Axis Bank Ltd. and Housing Development Finance Corporation, two Indian Banks that did well in 2014, given the positive investor sentiment over newly elected Prime Minister Narendra Modi. In the poorly performing energy sector, which suffered significantly in 2014’s environment of falling oil prices, the International Fund benefited from an underweight position, relative to the benchmark. Overweight positioning in the strong-performing health care sector also contributed. A standout in that sector was International Fund holding Novartis, a Swiss pharmaceutical company that benefited from solid performance across its three core divisions. International Fund holding Novo Nordisk, a pharmaceutical firm that is the dominant global diabetes insulin provider, also advanced due to its potentially robust pipeline that includes an obesity drug currently under development. Conversely, International Fund holdings in the consumer discretionary, telecommunications, and information technology sectors worked against the International Fund during the year. In consumer discretionary, the International Fund held a slightly overweight position, but most of the underperformance was attributable to three International Fund holdings, as lackluster returns from Chinese gaming stocks Sands China, Melco Crown Entertainment, and Galaxy Entertainment Group hurt results due to the anti-corruption campaign that drew concerns from VIP and mass-market consumers in Macau. In telecommunications, International Fund holding SoftBank, a Japanese telecommunications company that acquired a majority share of wireless phone services provider Sprint, underperformed due to the lackluster performance of that acquisition. In information technology, International Fund holding Samsung Electronics, a South Korean high-tech manufacturer and digital media provider, underperformed due to a loss of market share.

Capital Research’s outlook

As active managers, we invest in companies rather than markets. Our expectation is that global economic growth may remain modest in 2015 – but there is the potential for this to be a period of continued growth in the U.S. We also believe corporate balance sheets will remain healthy this year. We continue to seek attractive investment opportunities in companies across all sectors for the Fund, including firms that offer products and services designed to satisfy consumer demand in rapidly growing developing countries. Finally, we believe companies that pay and increase dividends are likely to continue to remain attractive as investors seek alternatives to traditional fixed-income investments.

22

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

MML American Funds Core Allocation Fund Asset Allocation (% of Net Assets) on 12/31/14

Equity Funds	65.6%
Fixed Income Funds	34.5%

Total Long-Term Investments	100.1%
Other Assets & Liabilities	(0.1)%

Net Assets	100.0%

23

MML American Funds Core Allocation Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML American Funds Core Allocation Fund Service Class I, the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class I	8.05%	9.25%	6.58%
S&P 500 Index*	13.69%	15.45%	9.95%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%
MSCI ACWI ex USA	-3.87%	4.43%	2.33%
Custom MML Core Allocation Index	9.18%	10.65%	7.93%+

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

+ From 9/2/08.

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index, the Barclays U.S. Aggregate Bond Index, the MSCI ACWI ex USA, and the Custom MML Core Allocation Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

24

MML Conservative Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 42.8%
MML Blue Chip Growth Fund, Initial Class (a)	1,108,468	$18,943,716
MML Equity Income Fund, Initial Class (a)	1,305,812	18,189,966
MML Focused Equity Fund, Class II (a)	426,033	6,803,740
MML Foreign Fund, Initial Class (a)	680,114	6,943,962
MML Fundamental Growth Fund, Class II (a)	862,515	12,842,846
MML Fundamental Value Fund, Class II (a)	1,051,603	17,035,968
MML Global Fund, Class I (a)	753,705	9,504,222
MML Income & Growth Fund, Initial Class (a)	849,973	10,573,659
MML International Equity Fund, Class II (a)	781,144	7,241,205
MML Large Cap Growth Fund, Initial Class (a)	910,651	12,803,753
MML Managed Volatility Fund, Initial Class (a)	647,599	9,139,198
MML Mid Cap Growth Fund, Initial Class (a)	489,785	8,037,373
MML Mid Cap Value Fund, Initial Class (a)	799,616	10,490,956
MML Small Cap Growth Equity Fund, Initial Class (a)	238,652	4,258,764
MML Small Company Value Fund, Class II (a)	317,539	5,585,509
MML Small/Mid Cap Value Fund, Initial Class (a)	234,751	3,448,496
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	35,830	2,824,096
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares (a)	2,359,705	23,691,434
Oppenheimer Global Fund/VA, Non-Service Shares (a)	180,730	7,138,827
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	3,030,603	7,000,692

		202,498,382

Fixed Income Funds — 57.3%
MML High Yield Fund, Class II (a)	1,856,018	18,523,062
MML Inflation-Protected and Income Fund, Initial Class (a)	1,833,931	18,669,413
MML Managed Bond Fund, Initial Class (a)	10,091,028	129,352,967
MML Short-Duration Bond Fund, Class II (a)	2,318,005	22,809,169

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	5,752,757	$61,209,333
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	3,912,966	20,738,721

		271,302,665

TOTAL MUTUAL FUNDS (Cost $457,592,374)		473,801,047

TOTAL LONG-TERM INVESTMENTS (Cost $457,592,374)		473,801,047

TOTAL INVESTMENTS — 100.1% (Cost $457,592,374) (c)		473,801,047

Other Assets/(Liabilities) — (0.1)%		(353,896)

NET ASSETS — 100.0%		$473,447,151

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

25

MML Balanced Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 52.3%
MML Blue Chip Growth Fund, Initial Class (a)	1,672,364	$28,580,702
MML Equity Income Fund, Initial Class (a)	1,761,921	24,543,554
MML Focused Equity Fund, Class II (a)	779,283	12,445,146
MML Foreign Fund, Initial Class (a)	1,184,484	12,093,578
MML Fundamental Growth Fund, Class II (a)	1,285,251	19,137,382
MML Fundamental Value Fund, Class II (a)	1,455,693	23,582,231
MML Global Fund, Class I (a)	1,119,769	14,120,291
MML Income & Growth Fund, Initial Class (a)	1,466,044	18,237,588
MML International Equity Fund, Class II (a)	1,365,174	12,655,163
MML Large Cap Growth Fund, Initial Class (a)	1,350,440	18,987,191
MML Managed Volatility Fund, Initial Class (a)	1,000,281	14,116,406
MML Mid Cap Growth Fund, Initial Class (a)	989,339	16,235,051
MML Mid Cap Value Fund, Initial Class (a)	1,325,557	17,391,308
MML Small Cap Growth Equity Fund, Initial Class (a)	408,657	7,292,521
MML Small Company Value Fund, Class II (a)	462,499	8,135,359
MML Small/Mid Cap Value Fund, Initial Class (a)	410,739	6,033,755
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	70,294	5,540,576
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares (a)	2,919,619	29,312,979
Oppenheimer Global Fund/VA, Non-Service Shares (a)	307,582	12,149,471
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	5,346,658	12,350,781

		312,941,033

Fixed Income Funds — 47.8%
MML High Yield Fund, Class II (a)	2,009,508	20,054,889
MML Inflation-Protected and Income Fund, Initial Class (a)	2,027,046	20,635,323
MML Managed Bond Fund, Initial Class (a)	10,638,276	136,367,920
MML Short-Duration Bond Fund, Class II (a)	2,514,332	24,741,022

	Number of Shares	Value
MML Total Return Bond Fund, Class II (a)	5,910,819	$62,891,117
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	3,999,649	21,198,140

		285,888,411

TOTAL MUTUAL FUNDS (Cost $560,887,997)		598,829,444

TOTAL LONG-TERM INVESTMENTS (Cost $560,887,997)		598,829,444

TOTAL INVESTMENTS — 100.1% (Cost $560,887,997) (c)		598,829,444

Other Assets/(Liabilities) — (0.1)%		(426,899)

NET ASSETS — 100.0%		$598,402,545

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

26

MML Moderate Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 61.9%
MML Blue Chip Growth Fund, Initial Class (a)	7,469,514	$127,653,987
MML Equity Income Fund, Initial Class (a)	6,690,847	93,203,501
MML Focused Equity Fund, Class II (a)	4,049,828	64,675,751
MML Foreign Fund, Initial Class (a)	4,619,959	47,169,786
MML Fundamental Growth Fund, Class II (a)	5,840,289	86,961,897
MML Fundamental Value Fund, Class II (a)	5,753,191	93,201,695
MML Global Fund, Class I (a)	7,253,182	91,462,624
MML Income & Growth Fund, Initial Class (a)	6,201,946	77,152,210
MML International Equity Fund, Class II (a)	5,300,929	49,139,616
MML Large Cap Growth Fund, Initial Class (a)	6,137,665	86,295,575
MML Managed Volatility Fund, Initial Class (a)	4,503,232	63,551,599
MML Mid Cap Growth Fund, Initial Class (a)	4,635,039	76,060,991
MML Mid Cap Value Fund, Initial Class (a)	6,305,478	82,727,872
MML Small Cap Growth Equity Fund, Initial Class (a)	1,870,987	33,387,901
MML Small Company Value Fund, Class II (a)	2,331,749	41,015,467
MML Small/Mid Cap Value Fund, Initial Class (a)	1,864,400	27,388,043
MML Strategic Emerging Markets Fund, Class II (a)	4,014,300	38,657,713
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	319,778	25,204,881
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares (a)	10,946,823	109,906,099
Oppenheimer Global Fund/VA, Non-Service Shares (a)	1,037,262	40,971,851
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	17,855,247	41,245,620

		1,397,034,679

Fixed Income Funds — 38.2%
MML High Yield Fund, Class II (a)	6,081,792	60,696,286
MML Inflation-Protected and Income Fund, Initial Class (a)	6,555,075	66,730,667

	Number of Shares	Value
MML Managed Bond Fund, Initial Class (a)	32,590,196	$417,761,045
MML Short-Duration Bond Fund, Class II (a)	7,627,141	75,051,065
MML Total Return Bond Fund, Class II (a)	17,821,385	189,619,536
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	9,723,403	51,534,038

		861,392,637

TOTAL MUTUAL FUNDS (Cost $2,089,401,296)		2,258,427,316

TOTAL LONG-TERM INVESTMENTS (Cost $2,089,401,296)		2,258,427,316

TOTAL INVESTMENTS — 100.1% (Cost $2,089,401,296) (c)		2,258,427,316

Other Assets/(Liabilities) — (0.1)%		(1,580,450)

NET ASSETS — 100.0%		$2,256,846,866

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

27

MML Growth Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 76.2%
MML Blue Chip Growth Fund, Initial Class (a)	6,943,503	$118,664,463
MML Equity Income Fund, Initial Class (a)	5,747,051	80,056,417
MML Focused Equity Fund, Class II (a)	4,410,908	70,442,195
MML Foreign Fund, Initial Class (a)	4,702,623	48,013,777
MML Fundamental Growth Fund, Class II (a)	5,462,334	81,334,158
MML Fundamental Value Fund, Class II (a)	4,909,630	79,536,008
MML Global Fund, Class I (a)	6,544,819	82,530,164
MML Income & Growth Fund, Initial Class (a)	4,593,643	57,144,916
MML International Equity Fund, Class II (a)	5,397,692	50,036,603
MML Large Cap Growth Fund, Initial Class (a)	5,731,581	80,586,022
MML Managed Volatility Fund, Initial Class (a)	4,282,220	60,432,581
MML Mid Cap Growth Fund, Initial Class (a)	4,778,861	78,421,112
MML Mid Cap Value Fund, Initial Class (a)	6,102,725	80,067,756
MML Small Cap Growth Equity Fund, Initial Class (a)	1,897,224	33,856,107
MML Small Company Value Fund, Class II (a)	2,137,814	37,604,150
MML Small/Mid Cap Value Fund, Initial Class (a)	1,838,275	27,004,254
MML Strategic Emerging Markets Fund, Class II (a)	4,473,421	43,079,048
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	324,794	25,600,287
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares (a)	8,331,471	83,647,965
Oppenheimer Global Fund/VA, Non-Service Shares (a)	796,419	31,458,538
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	18,560,470	42,874,686

		1,292,391,207

Fixed Income Funds — 23.9%
MML High Yield Fund, Class II (a)	1,699,715	16,963,153
MML Inflation-Protected and Income Fund, Initial Class (a)	6,199,487	63,110,773

	Number of Shares	Value
MML Managed Bond Fund, Initial Class (a)	15,187,866	$194,687,348
MML Short-Duration Bond Fund, Class II (a)	4,208,966	41,416,229
MML Total Return Bond Fund, Class II (a)	8,276,281	88,059,633
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	3,289	17,434

		404,254,570

TOTAL MUTUAL FUNDS (Cost $1,471,252,208)		1,696,645,777

TOTAL LONG-TERM INVESTMENTS (Cost $1,471,252,208)		1,696,645,777

TOTAL INVESTMENTS — 100.1% (Cost $1,471,252,208) (c)		1,696,645,777

Other Assets/(Liabilities) — (0.1)%		(1,080,003)

NET ASSETS — 100.0%		$1,695,565,774

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

28

MML Aggressive Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 90.5%
MML Blue Chip Growth Fund, Initial Class (a)	564,279	$9,643,533
MML Equity Income Fund, Initial Class (a)	458,450	6,386,203
MML Focused Equity Fund, Class II (a)	366,280	5,849,485
MML Foreign Fund, Initial Class (a)	453,685	4,632,123
MML Fundamental Growth Fund, Class II (a)	453,726	6,755,984
MML Fundamental Value Fund, Class II (a)	390,143	6,320,318
MML Global Fund, Class I (a)	499,894	6,303,665
MML Income & Growth Fund, Initial Class (a)	381,619	4,747,337
MML International Equity Fund, Class II (a)	520,644	4,826,368
MML Large Cap Growth Fund, Initial Class (a)	475,358	6,683,540
MML Managed Volatility Fund, Initial Class (a)	363,799	5,134,097
MML Mid Cap Growth Fund, Initial Class (a)	429,121	7,041,872
MML Mid Cap Value Fund, Initial Class (a)	557,787	7,318,165
MML Small Cap Growth Equity Fund, Initial Class (a)	176,916	3,157,086
MML Small Company Value Fund, Class II (a)	195,361	3,436,397
MML Small/Mid Cap Value Fund, Initial Class (a)	163,877	2,407,358
MML Strategic Emerging Markets Fund, Class II (a)	419,279	4,037,653
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares (a) (b)	30,702	2,419,934
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares (a)	590,256	5,926,172
Oppenheimer Global Fund/VA, Non-Service Shares (a)	64,709	2,556,020
Oppenheimer International Growth Fund/VA, Non-Service Shares (a)	1,559,480	3,602,398

		109,185,708

Fixed Income Funds — 9.6%
MML High Yield Fund, Class II (a)	5,880	58,680
MML Inflation-Protected and Income Fund, Initial Class (a)	291,882	2,971,361
MML Managed Bond Fund, Initial Class (a)	333,211	4,271,298

	Number of Shares	Value
MML Short-Duration Bond Fund, Class II (a)	242,510	$2,386,294
MML Total Return Bond Fund, Class II (a)	173,768	1,848,890
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares (a)	14,638	77,581

		11,614,104

TOTAL MUTUAL FUNDS (Cost $110,079,860)		120,799,812

TOTAL LONG-TERM INVESTMENTS (Cost $110,079,860)		120,799,812

TOTAL INVESTMENTS — 100.1% (Cost $110,079,860) (c)		120,799,812

Other Assets/(Liabilities) — (0.1)%		(92,723)

NET ASSETS — 100.0%		$120,707,089

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Affiliated issuer. See Note 7 for a summary of transactions in the investments of affiliated issuers.
(b)	Non-income producing security.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

29

MML American Funds Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 100.1%
American Funds Growth Fund, Class 1	1,398,257	$112,070,326

TOTAL MUTUAL FUNDS (Cost $81,784,363)		112,070,326

TOTAL LONG-TERM INVESTMENTS (Cost $81,784,363)		112,070,326

TOTAL INVESTMENTS — 100.1% (Cost $81,784,363) (a)		112,070,326

Other Assets/(Liabilities) — (0.1)%		(143,801)

NET ASSETS — 100.0%		$111,926,525

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

30

MML American Funds International Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.2%
Equity Funds — 100.2%
American Funds International Fund, Class 1	2,526,749	$51,419,342

TOTAL MUTUAL FUNDS (Cost $43,644,369)		51,419,342

TOTAL LONG-TERM INVESTMENTS (Cost $43,644,369)		51,419,342

TOTAL INVESTMENTS — 100.2% (Cost $43,644,369) (a)		51,419,342

Other Assets/(Liabilities) — (0.2)%		(77,945)

NET ASSETS — 100.0%		$51,341,397

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

31

MML American Funds Core Allocation Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
MUTUAL FUNDS — 100.1%
Equity Funds — 65.6%
American Funds Blue Chip Income and Growth Fund, Class 1	12,277,176	$180,351,722
American Funds Growth-Income Fund, Class 1	3,996,404	210,850,298
American Funds International Fund, Class 1	3,240,592	65,946,054

		457,148,074

Fixed Income Funds — 34.5%
American Funds Bond Fund, Class 1	21,684,153	240,260,415

TOTAL MUTUAL FUNDS (Cost $558,693,771)		697,408,489

TOTAL LONG-TERM INVESTMENTS (Cost $558,693,771)		697,408,489

TOTAL INVESTMENTS — 100.1% (Cost $558,693,771) (a)		697,408,489

Other Assets/(Liabilities) — (0.1)%		(800,726)

NET ASSETS — 100.0%		$696,607,763

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

32

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MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Assets:
Investments, at value — unaffiliated issuers (Note 2) (a)	$-	$-
Investments, at value — affiliated issuers (Note 2 & 7) (b)	473,801,047	598,829,444

Total investments	473,801,047	598,829,444

Receivables from:
Investments sold	655	755
Investment adviser (Note 3)	-	-
Fund shares sold	15,066	154,492

Total assets	473,816,768	598,984,691

Liabilities:
Payables for:
Investments purchased	6,369	144,465
Fund shares repurchased	7,974	9,086
Trustees’ fees and expenses (Note 3)	63,775	75,757
Affiliates (Note 3):
Investment advisory fees	42,980	53,908
Administration fees	-	-
Service fees	215,890	265,535
Accrued expense and other liabilities	32,629	33,395

Total liabilities	369,617	582,146

Net assets	$473,447,151	$598,402,545

Net assets consist of:
Paid-in capital	$412,462,033	$502,569,195
Undistributed (accumulated) net investment income (loss)	12,743,544	15,218,288
Accumulated net realized gain (loss) on investments and foreign currency transactions	32,032,901	42,673,615
Net unrealized appreciation (depreciation) on investments and foreign currency translations	16,208,673	37,941,447

Net assets	$473,447,151	$598,402,545

(a) Cost of investments — unaffiliated issuers:	$-	$-
(b) Cost of investments — affiliated issuers:	$457,592,374	$560,887,997

The accompanying notes are an integral part of the financial statements.

34

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$112,070,326	$51,419,342	$697,408,489
2,258,427,316	1,696,645,777	120,799,812	-	-	-

2,258,427,316	1,696,645,777	120,799,812	112,070,326	51,419,342	697,408,489

51,260	323,795	9,637	855,269	-	-
-	-	-	-	2,202	-
1,696,389	9,850	78,472	7,424	1,451,285	159,736

2,260,174,965	1,696,979,422	120,887,921	112,933,019	52,872,829	697,568,225

1,015,366	-	-	-	1,451,127	142,352
725,948	328,817	87,769	862,382	15	15,468
241,688	245,302	14,266	10,352	6,247	70,311

202,886	153,313	10,893	15,157	6,815	125,063
-	-	-	25,262	11,359	156,330
1,096,236	642,268	38,576	68,305	31,222	421,010
45,975	43,948	29,328	25,036	24,647	29,928

3,328,099	1,413,648	180,832	1,006,494	1,531,432	960,462

$2,256,846,866	$1,695,565,774	$120,707,089	$111,926,525	$51,341,397	$696,607,763

$1,875,957,057	$1,252,493,777	$93,064,704	$73,471,600	$41,806,883	$528,397,600
33,284,754	37,836,803	2,408,677	835,284	500,927	10,386,072
178,579,035	179,841,625	14,513,756	7,333,678	1,258,614	19,109,373
169,026,020	225,393,569	10,719,952	30,285,963	7,774,973	138,714,718

$2,256,846,866	$1,695,565,774	$120,707,089	$111,926,525	$51,341,397	$696,607,763

$-	$-	$-	$81,784,363	$43,644,369	$558,693,771
$2,089,401,296	$1,471,252,208	$110,079,860	$-	$-	$-

35

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Initial Class shares:
Net assets	$131,213,565	$167,530,454

Shares outstanding (a)	11,992,896	14,914,706

Net asset value, offering price and redemption price per share	$10.94	$11.23

Service Class shares:
Net assets	$342,233,586	$430,872,091

Shares outstanding (a)	31,530,585	38,618,325

Net asset value, offering price and redemption price per share	$10.85	$11.16

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

36

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$465,943,466	$660,985,814	$57,995,712	$-	$-	$-

39,372,104	58,592,837	4,888,578	-	-	-

$11.83	$11.28	$11.86	$-	$-	$-

$1,790,903,400	$1,034,579,960	$62,711,377	$-	$-	$-

152,538,138	92,236,755	5,333,215	-	-	-

$11.74	$11.22	$11.76	$-	$-	$-

$-	$-	$-	$111,926,525	$51,341,397	$696,607,763

-	-	-	7,627,835	4,900,921	54,747,833

$-	$-	$-	$14.67	$10.48	$12.72

37

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML Conservative Allocation Fund	MML Balanced Allocation Fund
Investment income (Note 2):
Dividends — unaffiliated issuers	$-	$-
Dividends — affiliated issuers (Note 7)	11,179,242	12,597,865

Total investment income	11,179,242	12,597,865

Expenses (Note 3):
Investment advisory fees	471,815	577,741
Custody fees	36,203	36,200
Audit fees	29,029	29,099
Legal fees	5,927	7,232
Proxy fees	1,028	1,028
Shareholder reporting fees	14,440	16,779
Trustees’ fees	33,383	40,874

	591,825	708,953
Administration fees:
Service Class I	-	-
Service fees:
Service Class	839,388	1,026,054
Service Class I	-	-

Total expenses	1,431,213	1,735,007
Expenses waived (Note 3):
Service Class I fees reimbursed by adviser	-	-

Net expenses	1,431,213	1,735,007

Net investment income (loss)	9,748,029	10,862,858

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers (Note 7)	20,718,637	25,479,086
Realized gain distributions — unaffiliated issuers	-	-
Realized gain distributions — affiliated issuers (Note 7)	14,757,824	22,183,909

Net realized gain (loss)	35,476,461	47,662,995

Net change in unrealized appreciation (depreciation) on:
Investment transactions — unaffiliated issuers	-	-
Investment transactions — affiliated issuers	(22,033,023)	(29,577,365)

Net change in unrealized appreciation (depreciation)	(22,033,023)	(29,577,365)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	13,443,438	18,085,630

Net increase (decrease) in net assets resulting from operations	$23,191,467	$28,948,488

The accompanying notes are an integral part of the financial statements.

38

MML Moderate Allocation Fund	MML Growth Allocation Fund	MML Aggressive Allocation Fund	MML American Funds Growth Fund	MML American Funds International Fund	MML American Funds Core Allocation Fund

$-	$-	$-	$1,555,589	$851,884	$14,840,953
39,923,932	25,143,066	1,342,988	-	-	-

39,923,932	25,143,066	1,342,988	1,555,589	851,884	14,840,953

2,094,718	1,672,109	114,610	153,126	74,162	1,221,555
37,687	37,474	36,676	1,009	1,005	5,523
30,071	29,802	28,802	28,794	28,760	29,118
26,079	20,611	1,415	4,873	1,797	24,740
1,028	1,028	1,028	1,028	1,028	1,028
47,158	39,596	6,236	6,553	4,784	23,414
147,576	118,542	8,111	7,191	3,524	42,732

2,384,317	1,919,162	196,878	202,574	115,060	1,348,110

-	-	-	255,209	123,604	1,526,944

4,071,265	2,527,003	143,649	-	-	-
-	-	-	255,209	123,604	1,526,944

6,455,582	4,446,165	340,527	712,992	362,268	4,401,998

-	-	-	-	(16,178)	-

6,455,582	4,446,165	340,527	712,992	346,090	4,401,998

33,468,350	20,696,901	1,002,461	842,597	505,794	10,438,955

-	-	-	2,457,364	1,279,794	10,562,532
86,208,629	111,116,763	8,660,840	-	-	-
-	-	-	4,915,270	-	8,841,475
94,308,291	91,749,801	7,514,378	-	-	-

180,516,920	202,866,564	16,175,218	7,372,634	1,279,794	19,404,007

-	-	-	(124,585)	(3,343,434)	17,450,415
(103,221,483)	(131,625,524)	(10,698,722)	-	-	-

(103,221,483)	(131,625,524)	(10,698,722)	(124,585)	(3,343,434)	17,450,415

77,295,437	71,241,040	5,476,496	7,248,049	(2,063,640)	36,854,422

$110,763,787	$91,937,941	$6,478,957	$8,090,646	$(1,557,846)	$47,293,377

39

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Conservative Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$9,748,029	$9,226,933
Net realized gain (loss) on investment transactions	35,476,461	32,161,116
Net change in unrealized appreciation (depreciation) on investments	(22,033,023)	6,509,311

Net increase (decrease) in net assets resulting from operations	23,191,467	47,897,360

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(3,316,678)	(3,213,034)
Service Class	(7,634,184)	(6,655,607)

Total distributions from net investment income	(10,950,862)	(9,868,641)

From net realized gains:
Initial Class	(8,558,756)	(4,041,372)
Service Class	(21,713,529)	(9,182,941)

Total distributions from net realized gains	(30,272,285)	(13,224,313)

Net fund share transactions (Note 5):
Initial Class	(4,941,717)	(7,746,222)
Service Class	28,425,895	14,477,597

Increase (decrease) in net assets from fund share transactions	23,484,178	6,731,375

Total increase (decrease) in net assets	5,452,498	31,535,781
Net assets
Beginning of year	467,994,653	436,458,872

End of year	$473,447,151	$467,994,653

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$12,743,544	$10,899,637

The accompanying notes are an integral part of the financial statements.

40

MML Balanced Allocation Fund		MML Moderate Allocation Fund		MML Growth Allocation Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$10,862,858	$9,338,831	$33,468,350	$26,677,462	$20,696,901	$18,385,279
47,662,995	38,878,556	180,516,920	136,236,464	202,866,564	147,613,606
(29,577,365)	19,837,944	(103,221,483)	108,604,854	(131,625,524)	139,369,197

28,948,488	68,055,331	110,763,787	271,518,780	91,937,941	305,368,082

(3,493,205)	(3,766,986)	(7,789,127)	(7,875,011)	(10,171,624)	(10,639,230)
(7,749,627)	(7,836,450)	(25,050,379)	(20,807,092)	(13,443,525)	(13,912,409)

(11,242,832)	(11,603,436)	(32,839,506)	(28,682,103)	(23,615,149)	(24,551,639)

(10,148,367)	(6,913,234)	(27,413,258)	(18,768,313)	(54,601,309)	(47,916,721)
(25,073,115)	(15,677,018)	(99,204,242)	(55,055,174)	(84,318,527)	(71,669,369)

(35,221,482)	(22,590,252)	(126,617,500)	(73,823,487)	(138,919,836)	(119,586,090)

7,872,198	4,997,204	9,978,414	10,884,692	28,647,305	35,587,720
49,812,634	58,234,913	349,026,913	295,859,044	82,255,959	72,437,592

57,684,832	63,232,117	359,005,327	306,743,736	110,903,264	108,025,312

40,169,006	97,093,760	310,312,108	475,756,926	40,306,220	269,255,665

558,233,539	461,139,779	1,946,534,758	1,470,777,832	1,655,259,554	1,386,003,889

$598,402,545	$558,233,539	$2,256,846,866	$1,946,534,758	$1,695,565,774	$1,655,259,554

$15,218,288	$11,182,601	$33,284,754	$32,656,853	$37,836,803	$23,412,665

41

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Aggressive Allocation Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$1,002,461	$795,032
Net realized gain (loss) on investment transactions	16,175,218	10,514,177
Net change in unrealized appreciation (depreciation) on investments	(10,698,722)	11,179,370

Net increase (decrease) in net assets resulting from operations	6,478,957	22,488,579

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(602,090)	(602,148)
Service Class	(524,093)	(459,342)
Service Class I	-	-

Total distributions from net investment income	(1,126,183)	(1,061,490)

From net realized gains:
Initial Class	(4,842,596)	(2,976,552)
Service Class	(5,079,903)	(2,660,137)
Service Class I	-	-

Total distributions from net realized gains	(9,922,499)	(5,636,689)

Net fund share transactions (Note 5):
Initial Class	3,432,821	2,622,873
Service Class	13,802,672	9,757,387
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	17,235,493	12,380,260

Total increase (decrease) in net assets	12,665,768	28,170,660
Net assets
Beginning of year	108,041,321	79,870,661

End of year	$120,707,089	$108,041,321

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$2,408,677	$1,115,062

The accompanying notes are an integral part of the financial statements.

42

MML American Funds Growth Fund		MML American Funds International Fund		MML American Funds Core Allocation Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$842,597	$443,465	$505,794	$419,315	$10,438,955	$8,009,009
7,372,634	3,811,961	1,279,794	1,621,129	19,404,007	18,471,200
(124,585)	16,661,648	(3,343,434)	6,347,235	17,450,415	53,538,913

8,090,646	20,917,074	(1,557,846)	8,387,679	47,293,377	80,019,122

-	-	-	-	-	-
-	-	-	-	-	-
(446,049)	(256,783)	(420,622)	(398,567)	(6,184,753)	(6,409,712)

(446,049)	(256,783)	(420,622)	(398,567)	(6,184,753)	(6,409,712)

-	-	-	-	-	-
-	-	-	-	-	-
(3,755,899)	(1,524,266)	(1,619,296)	(976,734)	(20,183,153)	(8,766,423)

(3,755,899)	(1,524,266)	(1,619,296)	(976,734)	(20,183,153)	(8,766,423)

-	-	-	-	-	-
-	-	-	-	-	-
13,870,736	8,962,236	6,484,094	2,818,964	125,165,626	62,676,475

13,870,736	8,962,236	6,484,094	2,818,964	125,165,626	62,676,475

17,759,434	28,098,261	2,886,330	9,831,342	146,091,097	127,519,462

94,167,091	66,068,830	48,455,067	38,623,725	550,516,666	422,997,204

$111,926,525	$94,167,091	$51,341,397	$48,455,067	$696,607,763	$550,516,666

$835,284	$438,777	$500,927	$415,780	$10,386,072	$7,971,008

43

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Conservative Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$11.40	$0.25	$0.33	$0.58	$(0.29)	$(0.75)	$(1.04)	$10.94	5.13%	$131,214	0.13%	2.22%
12/31/13	10.81	0.25	0.93	1.18	(0.26)	(0.33)	(0.59)	11.40	11.32%	141,078	0.13%	2.19%
12/31/12	10.24	0.25	0.90	1.15	(0.21)	(0.37)	(0.58)	10.81	11.40%	140,899	0.13%	2.29%
12/31/11	10.82	0.21	0.06	0.27	(0.31)	(0.54)	(0.85)	10.24	2.57%	113,666	0.13%	2.00%
12/31/10	9.81	0.32	0.84	1.16	(0.15)	-	(0.15)	10.82	11.91%	101,461	0.13%	3.12%
Service Class
12/31/14	$11.32	$0.23	$0.31	$0.54	$(0.26)	$(0.75)	$(1.01)	$10.85	4.83%	$342,234	0.38%	2.01%
12/31/13	10.74	0.22	0.93	1.15	(0.24)	(0.33)	(0.57)	11.32	11.07%	326,916	0.38%	1.96%
12/31/12	10.18	0.22	0.90	1.12	(0.19)	(0.37)	(0.56)	10.74	11.15%	295,560	0.38%	2.05%
12/31/11	10.77	0.19	0.04	0.23	(0.28)	(0.54)	(0.82)	10.18	2.28%	231,334	0.38%	1.75%
12/31/10	9.78	0.29	0.83	1.12	(0.13)	-	(0.13)	10.77	11.59%	196,487	0.38%	2.87%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	33%	33%	18%	20%	44%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

44

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Balanced Allocation Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$11.58	$0.24	$0.38		$0.62	$(0.25)	$(0.72)	$(0.97)	$11.23	5.35%	$167,530	0.12%	2.05%
12/31/13	10.85	0.23	1.29		1.52	(0.28)	(0.51)	(0.79)	11.58	14.49%	164,583	0.13%	1.99%
12/31/12	10.06	0.22	1.01		1.23	(0.19)	(0.25)	(0.44)	10.85	12.40%	148,872	0.13%	2.08%
12/31/11	10.34	0.18	(0.00)[d]		0.18	(0.27)	(0.19)	(0.46)	10.06	1.73%	126,438	0.13%	1.76%
12/31/10	9.31	0.26	0.91		1.17	(0.14)	-	(0.14)	10.34	12.73%	130,142	0.13%	2.71%
Service Class
12/31/14	$11.52	$0.21	$0.37		$0.58	$(0.22)	$(0.72)	$(0.94)	$11.16	5.07%	$430,872	0.37%	1.81%
12/31/13	10.80	0.20	1.28		1.48	(0.25)	(0.51)	(0.76)	11.52	14.23%	393,650	0.38%	1.75%
12/31/12	10.02	0.19	1.01		1.20	(0.17)	(0.25)	(0.42)	10.80	12.12%	312,268	0.38%	1.83%
12/31/11	10.30	0.16	0.00	[d]	0.16	(0.25)	(0.19)	(0.44)	10.02	1.54%	249,453	0.38%	1.51%
12/31/10	9.28	0.24	0.91		1.15	(0.13)	-	(0.13)	10.30	12.49%	219,161	0.38%	2.46%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	23%	22%	21%	12%	39%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

45

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Moderate Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$12.10	$0.21	$0.47	$0.68	$(0.21)	$(0.74)	$(0.95)	$11.83	5.61%	$465,943	0.11%	1.76%
12/31/13	10.96	0.20	1.66	1.86	(0.21)	(0.51)	(0.72)	12.10	17.57%	465,692	0.12%	1.74%
12/31/12	10.04	0.20	1.11	1.31	(0.16)	(0.23)	(0.39)	10.96	13.17%	410,035	0.12%	1.82%
12/31/11	10.16	0.16	(0.06)	0.10	(0.21)	(0.01)	(0.22)	10.04	1.00%	365,793	0.12%	1.55%
12/31/10	9.08	0.22	0.99	1.21	(0.13)	-	(0.13)	10.16	13.48%	382,041	0.12%	2.30%
Service Class
12/31/14	$12.02	$0.19	$0.46	$0.65	$(0.19)	$(0.74)	$(0.93)	$11.74	5.37%	$1,790,903	0.36%	1.55%
12/31/13	10.89	0.18	1.65	1.83	(0.19)	(0.51)	(0.70)	12.02	17.37%	1,480,843	0.37%	1.51%
12/31/12	9.99	0.17	1.10	1.27	(0.14)	(0.23)	(0.37)	10.89	12.82%	1,060,743	0.37%	1.60%
12/31/11	10.12	0.13	(0.06)	0.07	(0.19)	(0.01)	(0.20)	9.99	0.73%	780,302	0.37%	1.31%
12/31/10	9.05	0.19	0.99	1.18	(0.11)	-	(0.11)	10.12	13.24%	622,603	0.37%	2.07%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	19%	19%	18%	12%	31%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

46

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets[w]	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$11.80	$0.16	$0.52	$0.68	$(0.19)	$(1.01)	$(1.20)	$11.28	5.77%		$660,986	0.11%	1.39%
12/31/13	10.66	0.16	2.13	2.29	(0.21)	(0.94)	(1.15)	11.80	22.64%		659,823	0.12%	1.36%
12/31/12	9.53	0.15	1.22	1.37	(0.14)	(0.10)	(0.24)	10.66	14.49%		559,044	0.12%	1.43%
12/31/11	9.75	0.12	(0.16)	(0.04)	(0.18)	-	(0.18)	9.53	(0.41%	)	518,216	0.12%	1.23%
12/31/10	8.59	0.15	1.11	1.26	(0.10)	-	(0.10)	9.75	14.92%		538,363	0.12%	1.68%
Service Class
12/31/14	$11.74	$0.13	$0.52	$0.65	$(0.16)	$(1.01)	$(1.17)	$11.22	5.56%		$1,034,580	0.36%	1.14%
12/31/13	10.62	0.13	2.11	2.24	(0.18)	(0.94)	(1.12)	11.74	22.25%		995,436	0.37%	1.11%
12/31/12	9.49	0.12	1.23	1.35	(0.12)	(0.10)	(0.22)	10.62	14.28%		826,960	0.37%	1.18%
12/31/11	9.71	0.10	(0.16)	(0.06)	(0.16)	-	(0.16)	9.49	(0.63%	)	745,526	0.37%	0.98%
12/31/10	8.57	0.13	1.10	1.23	(0.09)	-	(0.09)	9.71	14.54%		755,101	0.37%	1.45%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	25%	22%	27%	12%	32%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

47

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Aggressive Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$12.38	$0.12	$0.60	$0.72	$(0.14)	$(1.10)	$(1.24)	$11.86	5.85%		$57,996	0.17%	N/A		0.98%
12/31/13	10.47	0.11	2.65	2.76	(0.14)	(0.71)	(0.85)	12.38	27.39%		56,721	0.19%	0.19%	[l]	0.94%
12/31/12	9.12	0.10	1.33	1.43	(0.08)	-	(0.08)	10.47	15.73%		45,399	0.20%	0.20%	[k]	0.98%
12/31/11	9.40	0.08	(0.26)	(0.18)	(0.10)	-	(0.10)	9.12	(1.86%	)	40,085	0.19%	N/A		0.81%
12/31/10	8.20	0.09	1.21	1.30	(0.10)	-	(0.10)	9.40	16.05%		41,787	0.21%	0.20%		1.08%
Service Class
12/31/14	$12.29	$0.09	$0.59	$0.68	$(0.11)	$(1.10)	$(1.21)	$11.76	5.61%		$62,711	0.42%	N/A		0.77%
12/31/13	10.40	0.08	2.64	2.72	(0.12)	(0.71)	(0.83)	12.29	27.15%		51,320	0.44%	0.44%	[l]	0.74%
12/31/12	9.07	0.07	1.32	1.39	(0.06)	-	(0.06)	10.40	15.35%		34,472	0.45%	0.45%	[k]	0.72%
12/31/11	9.35	0.05	(0.24)	(0.19)	(0.09)	-	(0.09)	9.07	(2.03%	)	28,803	0.44%	N/A		0.59%
12/31/10	8.16	0.07	1.20	1.27	(0.08)	-	(0.08)	9.35	15.83%		22,669	0.46%	0.45%		0.86%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	31%	27%	35%	20%	42%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

48

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/14	$14.14	$0.12	$1.00	$1.12	$(0.06)	$(0.53)	$(0.59)	$14.67	7.99%		$111,927	0.70%	0.70%	[l]	0.83%
12/31/13	11.16	0.07	3.19	3.26	(0.04)	(0.24)	(0.28)	14.14	29.56%		94,167	0.70%	0.70%	[k]	0.55%
12/31/12	9.61	0.05	1.62	1.67	(0.02)	(0.10)	(0.12)	11.16	17.41%		66,069	0.74%	0.70%		0.44%
12/31/11	10.32	0.03	(0.51)	(0.48)	(0.03)	(0.20)	(0.23)	9.61	(4.74%	)	49,279	0.77%	0.70%		0.26%
12/31/10	8.80	0.04	1.55	1.59	(0.02)	(0.05)	(0.07)	10.32	18.16%		37,761	0.81%	0.70%		0.43%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	4%	8%	6%	3%	10%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

49

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds International Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[u]	Ratio of expenses to average daily net assets after expense waivers[u,j]	Net investment income (loss) to average daily net assets
Service Class I
12/31/14	$11.27	$0.11	$(0.43)	$(0.32)	$(0.10)	$(0.37)	$(0.47)	$10.48	(3.09%	)	$51,341	0.73%	0.70%	1.02%
12/31/13	9.62	0.10	1.88	1.98	(0.10)	(0.23)	(0.33)	11.27	21.09%		48,455	0.74%	0.70%	0.98%
12/31/12	8.44	0.10	1.34	1.44	(0.12)	(0.14)	(0.26)	9.62	17.38%		38,624	0.79%	0.70%	1.11%
12/31/11	10.22	0.14	(1.60)	(1.46)	(0.13)	(0.19)	(0.32)	8.44	(14.36%	)	31,801	0.81%	0.70%	1.49%
12/31/10	9.79	0.17	0.47	0.64	(0.08)	(0.13)	(0.21)	10.22	6.82%		31,337	0.83%	0.70%	1.78%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	6%	8%	10%	6%	9%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	Expenses of the Master Fund are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.

The accompanying notes are an integral part of the financial statements.

50

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML American Funds Core Allocation Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[w]	Ratio of expenses to average daily net assets after expense waivers[w,j]		Net investment income (loss) to average daily net assets
Service Class I
12/31/14	$12.28	$0.21	$0.78	$0.99	$(0.13)	$(0.42)	$(0.55)	$12.72	8.05%		$696,608	0.72%	N/A		1.71%
12/31/13	10.72	0.19	1.73	1.92	(0.15)	(0.21)	(0.36)	12.28	18.30%		550,517	0.72%	0.72%	[l]	1.68%
12/31/12	10.00	0.17	0.99	1.16	(0.16)	(0.28)	(0.44)	10.72	11.70%		422,997	0.73%	0.73%	[l]	1.63%
12/31/11	10.21	0.18	(0.20)	(0.02)	(0.15)	(0.04)	(0.19)	10.00	(0.16%	)	356,240	0.75%	N/A		1.77%
12/31/10	9.56	0.18	0.67	0.85	(0.13)	(0.07)	(0.20)	10.21	9.17%		325,337	0.76%	0.75%		1.89%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate[x]	3%	8%	8%	13%	3%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
w	Expenses of the underlying funds are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying fund.
x	Amount does not include the portfolio activity of any underlying fund.

The accompanying notes are an integral part of the financial statements.

51

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are eight series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Conservative Allocation Fund (“Conservative Allocation Fund”)

MML Balanced Allocation Fund (“Balanced Allocation Fund”)

MML Moderate Allocation Fund (“Moderate Allocation Fund”)

MML Growth Allocation Fund (“Growth Allocation Fund”)

MML Aggressive Allocation Fund (“Aggressive Allocation Fund”)

MML American Funds® Growth Fund (“American Funds Growth Fund”)

MML American Funds® International Fund (“American Funds International Fund”)

MML American Funds® Core Allocation Fund (“American Funds Core Allocation Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund (the “Allocation Funds”) invest their investable assets primarily in shares of various funds advised by MML Investment Advisers, LLC (“MML Advisers”) or its affiliate. The Allocation Funds may also invest in non-affiliated funds. The financial statements of other series of the Trust, the applicable series of the MML Series Investment Fund II (which are advised by MML Advisers), Oppenheimer Funds (which are advised by OFI Global Asset Management, Inc., a majority-owned, indirect subsidiary of Mass Mutual), and non-affiliated funds are presented separately and can be obtained from the Securities and Exchange Commission’s (“SEC”) EDGAR database on its Internet site at www.sec.gov or by calling MassMutual at 1-888-309-3539. The assets of each of the five Allocation Funds listed above are diversified and a shareholder’s interest is limited to the series of the Trust, MML Series Investment Fund II, Oppenheimer Funds, or any non-affiliated funds in which the shares are invested.

American Funds Growth Fund and American Funds International Fund (each a “Feeder Fund,” collectively the “Feeder Funds”) invest all of their assets in Class 1 shares of the Growth and International Funds, respectively, each a series of the American Funds Insurance Series (each a “Master Fund,” collectively the “Master Funds”). Each Master Fund is an open-end investment company and organized as a Massachusetts business trust. Each Feeder Fund has an investment objective that is consistent with its corresponding Master Fund. Each Master Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its taxable income and capital gains to shareholders, which includes the applicable Feeder Fund, to qualify as a regulated investment company. The performance of the Feeder Funds is directly affected by the performance of the Master Funds. The financial statements of the Master Funds, including the Summary Investment Portfolios, are provided separately and should be read in conjunction with the Feeder Funds’ financial statements. As of December 31, 2014, the American Funds Growth Fund and American Funds International Fund owned 0.49% and 0.67% of the Growth and International Master Funds, respectively. The American Funds Core Allocation Fund invests all of its investable assets in shares of various series of American Funds Insurance Series, which are managed by Capital Research and Management Company.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

52

Notes to Financial Statements (Continued)

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

The net asset value of each Fund is based upon the net asset value(s) of its corresponding Master Fund or underlying funds. Shares of the Master Fund and underlying funds are valued at their closing net asset values as reported on each business day.

Certain underlying funds or Master Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.

The Prospectuses and Statements of Additional Information (“SAIs”) for the underlying funds or Master Funds, as applicable, explain the valuation methods for the underlying funds or Master Funds, including the circumstances under which the underlying funds or Master Funds, may use fair value pricing and the effects of doing so. Such Prospectuses and SAIs are available on the SEC EDGAR database on its Internet site at www.sec.gov.

Various inputs may be used to determine the value of the Funds’ investments. The Funds categorize the inputs to valuation techniques used to value their investments into a disclosure hierarchy consisting of three levels as summarized below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund characterized all investments at Level 1, as of December 31, 2014. For each Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Funds had no transfers between Level 1, Level 2, and Level 3 of the fair value hierarchy during the year ended December 31, 2014. The Funds recognize transfers between the Levels as of the beginning of the year.

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis.

53

Notes to Financial Statements (Continued)

Dividend income and distributions including realized gain distributions are recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

In addition, each Fund will also incur certain fees and expenses indirectly as a shareholder in the underlying funds. Because the underlying funds have varied expense and fee levels and each Fund, except American Funds Growth Fund and American Funds International Fund, may own different proportions of underlying funds at different times, the amount of fees and expenses indirectly incurred by each Fund will vary.

Foreign Securities

Certain underlying funds or Master Funds may invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

54

Notes to Financial Statements (Continued)

3.	Advisory Fees and Other Transactions

Investment Advisory Fees

MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the following annual rates:

Conservative Allocation Fund	0.10%	Aggressive Allocation Fund	0.10%
Balanced Allocation Fund	0.10%	American Funds Growth Fund	0.15%
Moderate Allocation Fund	0.10%	American Funds International Fund	0.15%
Growth Allocation Fund	0.10%	American Funds Core Allocation Fund	0.20%

MassMutual served as the Funds’ investment adviser, at the same annual rates as noted above, pursuant to the investment advisory agreements through March 31, 2014.

Administration Fees

For the American Funds Growth Fund, American Funds International Fund, and American Funds Core Allocation Fund, under separate administrative and shareholder services agreements between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the class specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

Service Class I
American Funds Growth Fund	0.25%
American Funds International Fund	0.25%
American Funds Core Allocation Fund	0.25%

MassMutual served as the Funds’ administrator, at the same annual rates as noted above, pursuant to the administrative and shareholder services agreements through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Master Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or

55

Notes to Financial Statements (Continued)

unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

Service Class I
American Funds Growth Fund*	0.70%
American Funds International Fund*	0.70%

#	Master Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities or investments in Master Funds (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Conservative Allocation Fund	$-	$162,203,369	$-	$155,415,441
Balanced Allocation Fund	-	180,321,175	-	136,012,816
Moderate Allocation Fund	-	727,363,832	-	399,744,256
Growth Allocation Fund	-	482,781,286	-	421,887,357
Aggressive Allocation Fund	-	50,307,985	-	35,595,401
American Funds Growth Fund	-	19,698,803	-	4,253,137
American Funds International Fund	-	7,791,073	-	2,839,000
American Funds Core Allocation Fund	-	138,971,787	-	20,734,142

56

Notes to Financial Statements (Continued)

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Conservative Allocation Fund Initial Class
Sold	2,112,131	$23,846,397	1,877,823	$21,025,436
Issued as reinvestment of dividends	1,088,491	11,875,434	677,349	7,254,406
Redeemed	(3,587,170)	(40,663,548)	(3,212,722)	(36,026,064)

Net increase (decrease)	(386,548)	$(4,941,717)	(657,550)	$(7,746,222)

Conservative Allocation Fund Service Class
Sold	4,651,064	$51,932,797	4,864,126	$54,092,874
Issued as reinvestment of dividends	2,709,853	29,347,713	1,488,585	15,838,548
Redeemed	(4,720,909)	(52,854,615)	(4,982,866)	(55,453,825)

Net increase (decrease)	2,640,008	$28,425,895	1,369,845	$14,477,597

Balanced Allocation Fund Initial Class
Sold	1,232,264	$14,334,033	1,423,956	$16,210,783
Issued as reinvestment of dividends	1,219,086	13,641,572	992,586	10,680,220
Redeemed	(1,744,750)	(20,103,407)	(1,925,556)	(21,893,799)

Net increase (decrease)	706,600	$7,872,198	490,986	$4,997,204

Balanced Allocation Fund Service Class
Sold	3,947,500	$45,132,445	4,950,833	$55,901,363
Issued as reinvestment of dividends	2,951,685	32,822,742	2,195,468	23,513,468
Redeemed	(2,462,441)	(28,142,553)	(1,881,103)	(21,179,918)

Net increase (decrease)	4,436,744	$49,812,634	5,265,198	$58,234,913

Moderate Allocation Fund Initial Class
Sold	2,320,547	$27,998,154	2,873,269	$33,309,584
Issued as reinvestment of dividends	2,985,783	35,202,385	2,398,139	26,643,324
Redeemed	(4,409,998)	(53,222,125)	(4,218,325)	(49,068,216)

Net increase (decrease)	896,332	$9,978,414	1,053,083	$10,884,692

Moderate Allocation Fund Service Class
Sold	21,621,081	$259,141,484	21,048,925	$244,351,216
Issued as reinvestment of dividends	10,610,984	124,254,621	6,865,364	75,862,266
Redeemed	(2,874,675)	(34,369,192)	(2,102,713)	(24,354,438)

Net increase (decrease)	29,357,390	$349,026,913	25,811,576	$295,859,044

Growth Allocation Fund Initial Class
Sold	2,037,865	$23,891,204	2,205,422	$25,220,688
Issued as reinvestment of dividends	5,767,848	64,772,933	5,503,379	58,555,951
Redeemed	(5,151,777)	(60,016,832)	(4,194,509)	(48,188,919)

Net increase (decrease)	2,653,936	$28,647,305	3,514,292	$35,587,720

Growth Allocation Fund Service Class
Sold	3,641,064	$41,825,560	3,508,324	$39,764,971
Issued as reinvestment of dividends	8,744,370	97,762,052	8,073,752	85,581,778
Redeemed	(4,961,969)	(57,331,653)	(4,655,264)	(52,909,157)

Net increase (decrease)	7,423,465	$82,255,959	6,926,812	$72,437,592

57

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Aggressive Allocation Fund Initial Class
Sold	523,477	$6,383,805	483,643	$5,615,320
Issued as reinvestment of dividends	461,023	5,444,686	325,632	3,578,700
Redeemed	(676,706)	(8,395,670)	(564,756)	(6,571,147)

Net increase (decrease)	307,794	$3,432,821	244,519	$2,622,873

Aggressive Allocation Fund Service Class
Sold	1,045,467	$12,696,529	1,000,300	$11,507,602
Issued as reinvestment of dividends	478,157	5,603,996	285,667	3,119,478
Redeemed	(366,062)	(4,497,853)	(423,630)	(4,869,693)

Net increase (decrease)	1,157,562	$13,802,672	862,337	$9,757,387

American Funds Growth Fund Service Class I
Sold	1,182,031	$16,969,319	1,330,363	$16,761,260
Issued as reinvestment of dividends	289,390	4,201,948	144,448	1,781,049
Redeemed	(504,045)	(7,300,531)	(735,381)	(9,580,073)

Net increase (decrease)	967,376	$13,870,736	739,430	$8,962,236

American Funds International Fund Service Class I
Sold	766,614	$8,359,495	591,916	$6,139,893
Issued as reinvestment of dividends	184,274	2,039,918	140,051	1,375,301
Redeemed	(351,053)	(3,915,319)	(447,249)	(4,696,230)

Net increase (decrease)	599,835	$6,484,094	284,718	$2,818,964

American Funds Core Allocation Fund Service Class I
Sold	9,571,220	$120,895,852	5,785,592	$67,466,530
Issued as reinvestment of dividends	2,087,720	26,367,906	1,353,803	15,176,135
Redeemed	(1,751,227)	(22,098,132)	(1,740,422)	(19,966,190)

Net increase (decrease)	9,907,713	$125,165,626	5,398,973	$62,676,475

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$458,179,664	$22,642,172	$(7,020,789)	$15,621,383
Balanced Allocation Fund	561,075,839	45,182,150	(7,428,545)	37,753,605
Moderate Allocation Fund	2,090,060,382	191,975,740	(23,608,806)	168,366,934
Growth Allocation Fund	1,472,114,937	238,807,147	(14,276,307)	224,530,840
Aggressive Allocation Fund	110,267,283	11,903,859	(1,371,330)	10,532,529
American Funds Growth Fund	81,813,140	30,257,186	-	30,257,186
American Funds International Fund	43,655,420	7,763,922	-	7,763,922
American Funds Core Allocation Fund	558,988,397	138,420,092	-	138,420,092

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules

58

Notes to Financial Statements (Continued)

as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, for federal income tax purposes, there were no unused capital losses.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$11,109,037	$30,114,110	$-
Balanced Allocation Fund	11,336,038	35,128,276	-
Moderate Allocation Fund	33,338,544	126,118,462	-
Growth Allocation Fund	23,848,590	138,686,395	-
Aggressive Allocation Fund	1,151,808	9,896,874	-
American Funds Growth Fund	446,049	3,755,899	-
American Funds International Fund	420,622	1,619,296	-
American Funds Core Allocation Fund	6,184,753	20,183,153	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Conservative Allocation Fund	$9,991,892	$13,101,062	$-
Balanced Allocation Fund	11,799,523	22,394,165	-
Moderate Allocation Fund	29,064,823	73,440,767	-
Growth Allocation Fund	25,806,493	118,331,236	-
Aggressive Allocation Fund	1,061,490	5,636,689	-
American Funds Growth Fund	256,783	1,524,266	-
American Funds International Fund	398,567	976,734	-
American Funds Core Allocation Fund	6,409,712	8,766,423	-

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014, in the amount of:

Amount
Conservative Allocation Fund	$216,670
Balanced Allocation Fund	316,430
Moderate Allocation Fund	1,114,739
Growth Allocation Fund	1,225,319
Aggressive Allocation Fund	87,117
American Funds International Fund	101,698
American Funds Core Allocation Fund	112,802

59

Notes to Financial Statements (Continued)

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to the deferral of wash sale losses and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Conservative Allocation Fund	$13,013,617	$32,412,325	$(62,207)	$15,621,383
Balanced Allocation Fund	15,528,079	42,625,504	(73,838)	37,753,605
Moderate Allocation Fund	52,555,824	160,201,692	(234,641)	168,366,934
Growth Allocation Fund	38,564,596	180,216,328	(239,767)	224,530,840
Aggressive Allocation Fund	2,510,506	14,613,232	(13,882)	10,532,529
American Funds Growth Fund	845,291	7,362,455	(10,007)	30,257,186
American Funds International Fund	507,010	1,269,666	(6,084)	7,763,922
American Funds Core Allocation Fund	10,454,324	19,403,998	(68,251)	138,420,092

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Conservative Allocation Fund	$258	$(3,046,998)	$3,046,740
Balanced Allocation Fund	298	(4,415,959)	4,415,661
Moderate Allocation Fund	943	-	(943)
Growth Allocation Fund	955	(17,343,341)	17,342,386
Aggressive Allocation Fund	55	(1,417,392)	1,417,337
American Funds Growth Fund	41	-	(41)
American Funds International Fund	25	-	(25)
American Funds Core Allocation Fund	272	1,838,866	(1,839,138)

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

60

Notes to Financial Statements (Continued)

7.	Investment in Affiliated Issuers

A summary of the Funds’ transactions in the securities of affiliated issuers during the year ended December 31, 2014, was as follows:

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Conservative Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,200,068	311,027	402,627	1,108,468	$18,943,716	$-	$2,010,343	$2,937,228
MML Equity Income Fund, Initial Class	1,761,884	259,137	715,209	1,305,812	18,189,966	317,668	422,162	3,588,597
MML Focused Equity Fund, Class II	465,717	126,494	166,178	426,033	6,803,740	25,888	629,033	736,189
MML Foreign Fund, Initial Class	1,232,334	129,390	681,610	680,114	6,943,962	167,991	-	1,686,609
MML Fundamental Growth Fund, Class II	1,005,911	203,363	346,759	862,515	12,842,846	94,693	896,033	1,182,927
MML Fundamental Value Fund, Class II	1,234,468	238,025	420,890	1,051,603	17,035,968	272,337	783,754	1,806,259
MML Global Fund, Class I	770,262	212,517	229,074	753,705	9,504,222	83,683	165,407	967,017
MML High Yield Fund, Class II	2,015,699	597,816	757,497	1,856,018	18,523,062	1,401,264	893,681	437,367
MML Income & Growth Fund, Initial Class	1,124,632	161,059	435,718	849,973	10,573,659	200,708	-	1,232,131
MML Inflation-Protected and Income Fund, Initial Class	647,031	1,347,736	160,836	1,833,931	18,669,413	248,362	154,085	(118,051)
MML International Equity Fund, Class II	-	865,433	84,289	781,144	7,241,205	155,832	42,730	(17,510)
MML Large Cap Growth Fund, Initial Class	929,110	284,860	303,319	910,651	12,803,753	-	1,707,505	1,325,709
MML Managed Bond Fund, Initial Class	9,679,060	2,566,482	2,154,514	10,091,028	129,352,967	4,001,670	-	108,052
MML Managed Volatility Fund, Initial Class	-	680,349	32,750	647,599	9,139,198	66,323	470,636	(546)
MML Mid Cap Growth Fund, Initial Class	520,735	124,098	155,048	489,785	8,037,373	-	1,059,611	626,014
MML Mid Cap Value Fund, Initial Class	807,112	281,494	288,990	799,616	10,490,956	171,650	1,785,204	1,065,783
MML Short-Duration Bond Fund, Class II	3,242,222	448,265	1,372,482	2,318,005	22,809,169	683,269	4,157	(344,854)
MML Small Cap Growth Equity Fund, Initial Class	216,757	96,311	74,416	238,652	4,258,764	-	1,154,605	400,569
MML Small Company Value Fund, Class II	262,293	127,073	71,827	317,539	5,585,509	-	1,519,904	381,837
MML Small/Mid Cap Value Fund, Initial Class	309,760	73,038	148,047	234,751	3,448,496	22,220	77,655	121,657
MML Total Return Bond Fund, Class II	6,089,758	1,183,811	1,520,812	5,752,757	61,209,333	1,104,371	-	844,648
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	46,584	9,706	20,460	35,830	2,824,096	-	-	87,666
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares*	-	2,359,705	-	2,359,705	23,691,434	598,639	476,960	-
Oppenheimer Global Fund/VA, Non-Service Shares*	166,364	71,685	57,319	180,730	7,138,827	85,805	350,061	680,637
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	6,028,823	987,682	3,103,539	3,912,966	20,738,721	1,389,201	-	(90,574)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	4,065,690	600,568	1,635,655	3,030,603	7,000,692	87,668	154,298	1,073,276

					$473,801,047	$11,179,242	$14,757,824	$20,718,637

Balanced Allocation Fund
MML Blue Chip Growth Fund, Initial Class	1,764,175	334,405	426,216	1,672,364	$28,580,702	$-	$2,937,839	$3,162,278
MML Equity Income Fund, Initial Class	2,300,487	246,050	784,616	1,761,921	24,543,554	416,093	552,958	3,717,515
MML Focused Equity Fund, Class II	829,418	162,268	212,403	779,283	12,445,146	46,977	1,141,439	972,516
MML Foreign Fund, Initial Class	1,687,201	156,875	659,592	1,184,484	12,093,578	286,392	-	1,777,892
MML Fundamental Growth Fund, Class II	1,492,258	224,398	431,405	1,285,251	19,137,382	137,268	1,298,910	1,469,301
MML Fundamental Value Fund, Class II	1,633,306	229,465	407,078	1,455,693	23,582,231	362,465	1,043,132	2,024,662
MML Global Fund, Class I	1,106,976	254,908	242,115	1,119,769	14,120,291	123,387	243,886	1,240,739
MML High Yield Fund, Class II	2,013,574	544,488	548,554	2,009,508	20,054,889	1,474,090	913,326	454,701
MML Income & Growth Fund, Initial Class	1,495,942	337,468	367,366	1,466,044	18,237,588	338,778	-	1,165,824
MML Inflation-Protected and Income Fund, Initial Class	766,407	1,327,152	66,513	2,027,046	20,635,323	291,263	188,232	(31,347)
MML International Equity Fund, Class II	-	1,429,226	64,052	1,365,174	12,655,163	271,146	74,352	(11,932)
MML Large Cap Growth Fund, Initial Class	1,413,738	301,000	364,298	1,350,440	18,987,191	-	2,448,327	2,057,088

61

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Balanced Allocation Fund (Continued)
MML Managed Bond Fund, Initial Class	9,657,265	2,267,491	1,286,480	10,638,276	$136,367,920	$4,122,185	$-	$448,341
MML Managed Volatility Fund, Initial Class	-	1,037,801	37,520	1,000,281	14,116,406	101,372	719,351	769
MML Mid Cap Growth Fund, Initial Class	981,679	197,679	190,019	989,339	16,235,051	-	2,062,956	1,421,927
MML Mid Cap Value Fund, Initial Class	1,271,836	380,287	326,566	1,325,557	17,391,308	278,045	2,891,741	1,538,857
MML Short-Duration Bond Fund, Class II	2,850,835	530,237	866,740	2,514,332	24,741,022	668,227	3,780	(129,155)
MML Small Cap Growth Equity Fund, Initial Class	344,730	144,014	80,087	408,657	7,292,521	-	1,930,123	348,388
MML Small Company Value Fund, Class II	359,725	163,760	60,986	462,499	8,135,359	-	2,159,173	310,975
MML Small/Mid Cap Value Fund, Initial Class	488,772	78,747	156,780	410,739	6,033,755	38,003	132,812	129,307
MML Total Return Bond Fund, Class II	6,089,257	870,620	1,049,058	5,910,819	62,891,117	1,152,165	-	425,064
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	81,709	10,983	22,398	70,294	5,540,576	-	-	93,804
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares*	-	2,919,619	-	2,919,619	29,312,979	740,685	590,133	-
Oppenheimer Global Fund/VA, Non-Service Shares*	294,771	83,081	70,270	307,582	12,149,471	144,697	590,330	1,012,354
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	6,130,687	813,542	2,944,580	3,999,649	21,198,140	1,456,272	-	161,710
Oppenheimer International Growth Fund/VA, Non-Service Shares*	6,598,581	814,059	2,065,982	5,346,658	12,350,781	148,355	261,109	1,717,508

					$598,829,444	$12,597,865	$22,183,909	$25,479,086

Moderate Allocation Fund
MML Blue Chip Growth Fund, Initial Class	7,864,096	1,608,642	2,003,224	7,469,514	$127,653,987	$-	$12,478,895	$14,926,157
MML Equity Income Fund, Initial Class	8,232,222	1,117,618	2,658,993	6,690,847	93,203,501	1,504,619	1,999,533	12,686,991
MML Focused Equity Fund, Class II	3,965,145	928,851	844,168	4,049,828	64,675,751	232,411	5,647,146	3,917,382
MML Foreign Fund, Initial Class	6,211,723	692,073	2,283,837	4,619,959	47,169,786	1,082,347	-	5,557,323
MML Fundamental Growth Fund, Class II	6,410,859	1,163,467	1,734,037	5,840,289	86,961,897	593,822	5,619,073	6,054,076
MML Fundamental Value Fund, Class II	5,962,751	1,144,548	1,354,108	5,753,191	93,201,695	1,360,228	3,914,578	7,856,002
MML Global Fund, Class I	4,561,714	3,097,838	406,370	7,253,182	91,462,624	738,934	1,460,575	2,452,693
MML High Yield Fund, Class II	5,119,036	1,761,583	798,827	6,081,792	60,696,286	4,272,131	2,370,065	380,533
MML Income & Growth Fund, Initial Class	6,145,840	1,022,750	966,644	6,201,946	77,152,210	1,360,037	-	3,302,724
MML Inflation-Protected and Income Fund, Initial Class	2,176,272	4,478,165	99,362	6,555,075	66,730,667	793,320	543,555	(44,192)
MML International Equity Fund, Class II	-	5,379,958	79,029	5,300,929	49,139,616	1,051,656	288,373	(2,326)
MML Large Cap Growth Fund, Initial Class	5,894,225	1,483,354	1,239,914	6,137,665	86,295,575	-	10,588,763	6,635,852
MML Managed Bond Fund, Initial Class	26,775,331	7,360,737	1,545,872	32,590,196	417,761,045	11,946,836	-	745,078
MML Managed Volatility Fund, Initial Class	-	4,503,232	-	4,503,232	63,551,599	428,790	3,042,754	-
MML Mid Cap Growth Fund, Initial Class	4,128,578	991,723	485,262	4,635,039	76,060,991	-	9,184,380	4,279,191
MML Mid Cap Value Fund, Initial Class	5,340,970	1,928,612	964,104	6,305,478	82,727,872	1,254,497	13,047,114	4,720,710
MML Short-Duration Bond Fund, Class II	8,828,468	1,131,856	2,333,183	7,627,141	75,051,065	1,941,925	11,051	(195,858)
MML Small Cap Growth Equity Fund, Initial Class	1,431,401	717,005	277,419	1,870,987	33,387,901	-	8,455,030	1,547,451
MML Small Company Value Fund, Class II	1,637,535	939,528	245,314	2,331,749	41,015,467	-	10,320,842	1,641,455
MML Small/Mid Cap Value Fund, Initial Class	2,028,805	466,386	630,791	1,864,400	27,388,043	165,149	577,161	428,758
MML Strategic Emerging Markets Fund, Class II	3,833,690	920,500	739,890	4,014,300	38,657,713	126,525	-	60,590
MML Total Return Bond Fund, Class II	17,335,633	2,852,162	2,366,410	17,821,385	189,619,536	3,335,495	-	1,005,797
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	341,296	66,282	87,800	319,778	25,204,881	-	-	226,946
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares*	-	10,946,823	-	10,946,823	109,906,099	2,784,038	2,212,648	-
Oppenheimer Global Fund/VA, Non-Service Shares*	913,555	208,934	85,227	1,037,262	40,971,851	419,191	1,710,191	1,181,603

62

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Moderate Allocation Fund (Continued)
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	16,398,569	2,800,834	9,476,000	9,723,403	$51,534,038	$4,056,667	$-	$29,275
Oppenheimer International Growth Fund/VA, Non-Service Shares*	23,076,913	3,430,688	8,652,354	17,855,247	41,245,620	475,314	836,564	6,814,418

					$2,258,427,316	$39,923,932	$94,308,291	$86,208,629

Growth Allocation Fund
MML Blue Chip Growth Fund, Initial Class	8,448,654	935,620	2,440,771	6,943,503	$118,664,463	$-	$11,978,641	$19,820,201
MML Equity Income Fund, Initial Class	8,005,407	425,420	2,683,776	5,747,051	80,056,417	1,345,658	1,788,288	13,947,833
MML Focused Equity Fund, Class II	4,995,149	612,911	1,197,152	4,410,908	70,442,195	263,127	6,393,501	5,568,440
MML Foreign Fund, Initial Class	6,116,223	414,817	1,828,417	4,702,623	48,013,777	1,139,028	-	3,901,024
MML Fundamental Growth Fund, Class II	6,934,028	599,630	2,071,324	5,462,334	81,334,158	573,153	5,423,490	7,135,223
MML Fundamental Value Fund, Class II	5,840,249	484,279	1,414,898	4,909,630	79,536,008	1,203,364	3,463,139	8,671,762
MML Global Fund, Class I	4,702,538	2,756,492	914,211	6,544,819	82,530,164	702,997	1,389,541	5,768,968
MML High Yield Fund, Class II	2,503,342	335,286	1,138,913	1,699,715	16,963,153	1,542,748	1,131,330	805,087
MML Income & Growth Fund, Initial Class	4,812,655	710,180	929,192	4,593,643	57,144,916	1,051,076	-	2,767,595
MML Inflation-Protected and Income Fund, Initial Class	1,457,511	4,913,350	171,374	6,199,487	63,110,773	557,252	355,493	(6,819)
MML International Equity Fund, Class II	-	5,641,207	243,515	5,397,692	50,036,603	1,075,142	294,813	(52,241)
MML Large Cap Growth Fund, Initial Class	6,923,639	922,006	2,114,064	5,731,581	80,586,022	-	10,225,818	10,901,722
MML Managed Bond Fund, Initial Class	14,510,535	1,799,352	1,122,021	15,187,866	194,687,348	5,991,488	-	110,284
MML Managed Volatility Fund, Initial Class	-	4,411,941	129,721	4,282,220	60,432,581	432,949	3,072,267	(4,229)
MML Mid Cap Growth Fund, Initial Class	4,816,274	719,844	757,257	4,778,861	78,421,112	-	9,773,974	7,680,616
MML Mid Cap Value Fund, Initial Class	5,876,041	1,378,012	1,151,328	6,102,725	80,067,756	1,249,753	12,997,772	8,373,929
MML Short-Duration Bond Fund, Class II	4,644,030	999,805	1,434,869	4,208,966	41,416,229	1,011,210	5,552	(67,736)
MML Small Cap Growth Equity Fund, Initial Class	1,620,968	614,089	337,833	1,897,224	33,856,107	-	8,859,205	1,880,086
MML Small Company Value Fund, Class II	1,698,945	741,187	302,318	2,137,814	37,604,150	-	9,934,028	2,449,835
MML Small/Mid Cap Value Fund, Initial Class	2,127,480	164,770	453,975	1,838,275	27,004,254	168,716	589,627	361,910
MML Strategic Emerging Markets Fund, Class II	4,734,091	675,127	935,797	4,473,421	43,079,048	146,746	-	(57,782)
MML Total Return Bond Fund, Class II	8,963,265	594,303	1,281,287	8,276,281	88,059,633	1,642,428	-	489,179
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	365,914	22,153	63,273	324,794	25,600,287	-	-	192,935
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares*	-	8,331,471	-	8,331,471	83,647,965	2,120,098	1,684,015	-
Oppenheimer Global Fund/VA, Non-Service Shares*	933,211	71,873	208,665	796,419	31,458,538	361,698	1,475,638	3,960,277
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	8,727,255	824,442	9,548,408	3,289	17,434	2,045,313	-	226,823
Oppenheimer International Growth Fund/VA, Non-Service Shares*	23,033,002	2,116,715	6,589,247	18,560,470	42,874,686	519,122	913,669	6,291,841

					$1,696,645,777	$25,143,066	$91,749,801	$111,116,763

Aggressive Allocation Fund
MML Blue Chip Growth Fund, Initial Class	641,611	148,830	226,162	564,279	$9,643,533	$-	$934,160	$1,741,795
MML Equity Income Fund, Initial Class	607,460	99,479	248,489	458,450	6,386,203	102,758	136,559	1,241,636
MML Focused Equity Fund, Class II	402,403	94,295	130,418	366,280	5,849,485	21,089	512,422	591,715
MML Foreign Fund, Initial Class	458,161	99,104	103,580	453,685	4,632,123	105,399	-	244,535
MML Fundamental Growth Fund, Class II	534,455	108,106	188,835	453,726	6,755,984	45,285	428,514	634,489
MML Fundamental Value Fund, Class II	450,107	91,873	151,837	390,143	6,320,318	91,304	262,762	635,908
MML Global Fund, Class I	351,662	223,391	75,159	499,894	6,303,665	50,939	100,686	457,190
MML High Yield Fund, Class II	64,519	12,276	70,915	5,880	58,680	23,770	30,154	14,070
MML Income & Growth Fund, Initial Class	340,250	119,839	78,470	381,619	4,747,337	82,343	-	237,068

63

Notes to Financial Statements (Continued)

	Number of Shares Held as of 12/31/13	Purchases	Sales	Number of Shares Held as of 12/31/14	Value as of 12/31/14	Dividend Income	Realized Gains Distributions	Net Realized Gain (Loss)
Aggressive Allocation Fund (Continued)
MML Inflation-Protected and Income Fund, Initial Class	47,134	252,237	7,489	291,882	$2,971,361	$26,035	$12,220	$(3,875)
MML International Equity Fund, Class II	-	559,900	39,256	520,644	4,826,368	103,554	28,395	876
MML Large Cap Growth Fund, Initial Class	522,403	132,660	179,705	475,358	6,683,540	-	816,637	1,055,776
MML Managed Bond Fund, Initial Class	410,164	75,982	152,935	333,211	4,271,298	156,068	-	(36,317)
MML Managed Volatility Fund, Initial Class	-	366,300	2,501	363,799	5,134,097	35,252	250,151	1,383
MML Mid Cap Growth Fund, Initial Class	383,107	104,209	58,195	429,121	7,041,872	-	842,165	479,999
MML Mid Cap Value Fund, Initial Class	479,210	188,050	109,473	557,787	7,318,165	109,814	1,142,099	422,631
MML Short-Duration Bond Fund, Class II	73,509	198,801	29,800	242,510	2,386,294	38,972	108	(6,073)
MML Small Cap Growth Equity Fund, Initial Class	137,468	75,911	36,463	176,916	3,157,086	-	792,757	197,282
MML Small Company Value Fund, Class II	139,262	86,269	30,170	195,361	3,436,397	-	869,096	146,762
MML Small/Mid Cap Value Fund, Initial Class	180,002	53,347	69,472	163,877	2,407,358	14,325	50,062	57,018
MML Strategic Emerging Markets Fund, Class II	404,471	111,433	96,625	419,279	4,037,653	13,202	-	(17,679)
MML Total Return Bond Fund, Class II	307,600	44,607	178,439	173,768	1,848,890	45,078	-	48,271
Oppenheimer Discovery Mid Cap Growth Fund/VA, Non-Service Shares*	33,228	9,140	11,666	30,702	2,419,934	-	-	24,111
Oppenheimer Diversified Alternatives Fund/VA, Non-Service Shares*	-	590,256	-	590,256	5,926,172	150,203	119,307	-
Oppenheimer Global Fund/VA, Non-Service Shares*	58,142	18,028	11,461	64,709	2,556,020	27,363	111,636	128,254
Oppenheimer Global Strategic Income Fund/VA, Non-Service Shares*	227,088	56,202	268,652	14,638	77,581	57,913	-	(37,948)
Oppenheimer International Growth Fund/VA, Non-Service Shares*	1,738,483	384,499	563,502	1,559,480	3,602,398	42,322	74,488	401,963

					$120,799,812	$1,342,988	$7,514,378	$8,660,840

*	Fund advised by OFI Global Asset Management, Inc.

8.	Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

9.	New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10.	Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

64

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML

Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation

Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML American Funds

Growth Fund, MML American Funds International Fund, and MML American Funds Core

Allocation Fund (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the transfer agents; where replies were not received from transfer agents, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

65

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1999	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2012 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2012	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

66

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

67

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2003	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2008 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 46	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).	36

Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

68

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

69

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Conservative Allocation Fund	48.53%
Balanced Allocation Fund	68.30%
Moderate Allocation Fund	91.90%
Growth Allocation Fund	100.00%
Aggressive Allocation Fund	100.00%
American Funds Growth Fund	100.00%
American Funds Core Allocation Fund	80.71%

For the year ended December 31, 2014, the following Fund(s) earned the following foreign sources of income:

Foreign Sources of Income
Conservative Allocation Fund	$1,830,414
Balanced Allocation Fund	2,774,433
Moderate Allocation Fund	9,804,851
Growth Allocation Fund	10,671,207
Aggressive Allocation Fund	783,216
American Funds International Fund	821,986
American Funds Core Allocation Fund	920,532

70

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser uses to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

71

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Conservative Allocation Fund
Initial Class	$1,000	0.12%	$1,009.60	$0.61	$1,024.60	$0.61
Service Class	1,000	0.37%	1,008.20	1.87	1,023.30	1.89
Balanced Allocation Fund
Initial Class	1,000	0.12%	1,009.90	0.61	1,024.60	0.61
Service Class	1,000	0.37%	1,009.50	1.87	1,023.30	1.89
Moderate Allocation Fund
Initial Class	1,000	0.11%	1,010.20	0.56	1,024.70	0.56
Service Class	1,000	0.36%	1,009.20	1.82	1,023.40	1.84
Growth Allocation Fund
Initial Class	1,000	0.12%	1,011.40	0.61	1,024.60	0.61
Service Class	1,000	0.37%	1,010.80	1.88	1,023.30	1.89

72

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Aggressive Allocation Fund
Initial Class	$1,000	0.17%	$1,011.10	$0.86	$1,024.30	$0.87
Service Class	1,000	0.42%	1,010.10	2.13	1,023.10	2.14
American Funds Growth Fund
Service Class I**	1,000	1.05%	1,025.50	5.36	1,019.90	5.35
American Funds International Fund
Service Class I**	1,000	1.24%	935.80	6.05	1,018.90	6.31
American Funds Core Allocation Fund
Service Class I	1,000	0.72%	1,023.00	3.67	1,021.60	3.67

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.
**	The annualized expense ratio reflects the expenses of both the Feeder Fund and the Master Fund in which it invests.

73

Underwriter:

MML Distributors, LLC

100 Bright Meadow Blvd.

Enfield, CT 06082

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA 01111-0001. All rights reserved. www.massmutual.com. MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC	CRN201603-190350

MML Series Investment Fund
Annual Report

This annual report pertains to certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.

December 31, 2014

MassMutual
FINANCIAL GROUP®

We'll help you get there.®

This material must be preceded or accompanied by a current prospectus (or summary prospectus, if available) for the MML Series Investment Fund. Investors should consider a Fund’s investment objective, risks, and charges and expenses carefully before investing. This and other information about the investment company is available in the prospectus (or summary prospectus, if available). Read it carefully before investing.

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited)

To Our Shareholders

Jeffrey M. Dube

“At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms.”

December 31, 2014

I am pleased to present you with the MML Series Investment Fund Annual Report, covering the year ended December 31, 2014. U.S. stocks and bonds rose in 2014, with stocks reaching new heights and outperforming their foreign counterparts by a considerable margin. The accelerating expansion of the U.S. economy provided an accommodative investing environment that stood in sharp contrast to the challenges faced by some of the world’s other large economies in Europe and the Far East.

The performance of U.S. equity markets during 2014 was encouraging, but the volatility that resurfaced during the fourth quarter and the struggles of some foreign markets serve as ongoing reminders that retirement investors should not focus on short-term performance – but rather on making investment decisions that are based on their long-term goals and objectives. Individuals who are saving for retirement may have the advantage of not needing to access their funds in the short term. Even those who have begun withdrawing their retirement savings may choose to have the majority of their account balance remain invested, since retirement can last for decades. We believe retirement investors give themselves a greater opportunity to reach their retirement income goals when they follow certain investment guidelines, such as the ones below.

Investment concepts to keep in mind

Avoid focusing on daily market performance

Investing for retirement is a long-term proposition. While most retirement investors seem to understand that the financial markets experience volatility from time to time, seasoned investors typically take a long-term approach to investing and avoid focusing on short-term results.

The one thing you can control is your contribution level

Of course, you can’t control the performance of your investments. What you can control, however, is how often and how much you save. Contributing to your retirement account on a regular basis and increasing your contribution level as often as possible can help you boost your retirement savings.*

Take advantage of asset allocation and diversification*

Stocks, bonds, and short-term/money market investments are investment types that generally perform differently at different times, depending on the economic climate. Each of these categories contains an even broader array of sub-categories, such as small-cap stocks, international stocks, and high-yield bonds. Many financial professionals believe investors can help reduce their over-exposure to one or two poorly performing investment types by including a mix of investment types and sub-categories in their retirement strategy.

Who Matters Most

MassMutual believes “Who Matters Most to You Says the Most About You.” At MassMutual, our customers – and their dreams for their future – matter most to us. We strive to help you take the right steps to help yourself prepare for a retirement that grants you the freedom to live the life you imagine – retirement on your terms. To get there, we believe you may benefit most by maintaining a plan that

*	Systematic investing and asset allocation do not ensure a profit or protect against loss in a declining market. Systematic investing involves continuous investment in securities regardless of fluctuating price levels. Investors should consider their ability to continue investing through periods of low price levels.

(Continued)

MML Series Investment Fund – President’s Letter to Shareholders (Unaudited) (Continued)

takes into consideration your specific goals, how comfortable you are with the market’s ups and downs, and how long you have to save and invest for your future. If you work with a financial professional, this may be an excellent time to contact him or her for assistance in reviewing your personal retirement investment strategy and making any adjustments that may be appropriate. Thank you for your confidence in MassMutual.

Sincerely,

Jeffrey M. Dube

President

The information provided is the opinion of MassMutual Retirement Services Investments Marketing as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal or investment advice. Of course, past performance does not guarantee future results.

MML Series Investment Fund – Economic and Market Overview (Unaudited)

December 31, 2014

Investors drive U.S. stocks up, oil down; central bank concludes bond buying in 2014

Major U.S. stock indexes rose in 2014, with the Standard & Poor’s 500 Index (“S&P 500”) and the Dow Jones Industrial Average (the “Dow”), two of the most widely followed U.S. stock market benchmarks, repeatedly reaching new highs and finishing the year near record territory. U.S. bonds also advanced for the year. Foreign markets did not fare as well, as economic growth slowed substantially in Europe, Japan reentered a recession, and China’s economy also stumbled.

Investors navigated periods of volatility and other challenges in an environment that included political action over federal spending and midterm elections that left Republicans with majorities in both houses of the U.S. Congress, geopolitical conflicts in Eastern Europe and the Middle East, the end of government bond purchases through the Federal Reserve’s (the “Fed”) Quantitative Easing program (“QE”), and a precipitous decline in the price of oil. In the U.S., ongoing improvement in employment, corporate profitability, and other key economic measures – including a rebound and acceleration in gross domestic product (“GDP”) – helped bolster stock prices. Housing was a surprisingly notable laggard during much of the year and failed to echo other economic improvements.

The Fed began “tapering” its monthly QE bond purchases to $75 billion in January 2014. The Fed’s monthly reduction proceeded systematically in additional $10 billion increments thereafter during 2014, and the central bank made its last monthly buys in October 2014. There was some first-quarter market movement attributable to the tapering, but investors ultimately seemed to accept the inevitable end of the program and the reductions became less of a factor in market movements as the year progressed. The Fed also helped keep short-term interest rates at historically low levels by continuing the federal funds rate at 0.0% to 0.25% – the level the rate has occupied since December 2008. The federal funds rate is the interest rate that banks and other financial institutions charge each other for borrowing funds overnight. The Fed reassured investors following its September 2014 meeting that short-term interest rates would remain low for a “considerable time” after the end of QE. Fed statements in mid-December indicated the central bank intends to be “patient” in raising short-term interest rates. While not ruling out rate hikes later in 2015, the Fed allayed investors’ fears that better-than-expected economic growth might cause the central bank to accelerate its timetable for normalizing rates from near-zero levels. The statement also noted that the Fed continues to pay close attention to the slow improvement of credit growth in the U.S. and core inflation that is below the central bank’s 2% target.

The price of oil declined steadily over the second half of the year due to investor concerns about slowing economic growth and falling demand in foreign markets colliding with an overabundant supply. West Texas Intermediate (WTI) crude oil started the year at more than $98 per barrel, gushed to nearly $108 in June, then trickled down steadily to finish 2014 at $53.45 – down more than 45% for the full year. U.S. retail gasoline prices accelerated from about $3.41 per gallon at the beginning of January to nearly $3.79 in late April. Gasoline parked in the $3.74 to $3.78 per gallon range until late June before rolling downhill to approximately $2.39 at the end of the year, which gave drivers the lowest gas prices since 2009. Gold prices gyrated but changed little, cresting to $1,385 per ounce in mid-March 2014, falling to $1,142 in early November, and finishing the year at $1,206 – just $1.50 more than the precious metal’s 2014 opening price.

Market performance

U.S. stocks of all sizes outperformed their foreign counterparts during 2014, with stocks of mid-size and large U.S companies outpacing their small-company counterparts. The major technology stock benchmark in the U.S., the NASDAQ Composite® Index, returned 14.75% for the year and led all U.S. broad market indexes. The S&P 500® Index of large-capitalization U.S. stocks posted a 13.69% advance, and the blue-chip Dow Jones Industrial AverageSM rose 10.04%. The Russell 2000® Index of small-capitalization stocks underperformed other key stock benchmarks, but still advanced 4.89%. The MSCI Emerging Markets Index, a measure of the performance of emerging stock markets throughout the world, declined 2.19% for the year and outperformed the MSCI EAFE Index, a barometer for foreign stocks in developed markets, which fell 4.90%.

Bonds rewarded investors, but underperformed most U.S. stock indexes during the year, with the Barclays U.S. Aggregate Bond Index, a broad measure of the U.S. investment-grade bond markets, rising 5.97%. Unrelenting low interest rates continued to take their toll, and shorter-term debt investments barely managed to stay in positive territory. In this environment, the Barclays U.S. 1-3 Year Government Bond Index, which measures the performance of short-term U.S. government bonds, returned just 0.64%;

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

and Treasury bills, as measured by the Citigroup 3-Month Treasury Bill Index, gained only 0.03%. The impact of lower oil prices on energy companies in the second half of the year worked against high-yield bonds, as many issuers of such bonds are energy companies. Despite losing ground in the third and fourth quarters, the Barclays U.S. Corporate High-Yield Index, a measure of the performance of fixed-rate, non-investment-grade debt from corporate sectors, still managed to advance 2.45% for the year.*

Q1 2014: Stocks suffer early losses, then recover

U.S. stocks ended the first quarter of 2014 with only minimal changes, as a sell-off early in the quarter gave way to a recovery that more than offset previous losses in most cases. The decline was relatively brief and confined to a two-week stretch in late January and the beginning of February. A weak December 2013 employment report, concerns about emerging markets, and the Fed’s ongoing downsizing of QE were all factors weighing on share prices. Worries about emerging markets eased later in the quarter, however, and enabled stocks to embark on a recovery.

Resurgent concerns over some aspects of U.S. economic growth and a flight to quality due to emerging-market volatility helped drive up prices of U.S. Treasury securities. Reassuring comments from new U.S. Federal Reserve Chair Janet Yellen helped bolster the market. Yellen replaced Ben Bernanke at the end of January and is the first woman to lead the Fed. Fiscal woes afflicting the federal government eased a bit in the first quarter. On February 15, President Obama signed legislation extending the federal debt ceiling through March 2015.

One factor keeping investors on edge during the quarter was turmoil in Ukraine, specifically the country’s Crimea region, which has been governed as an independent republic since 1992 and is home to many pro-Russian sympathizers. On March 16, a referendum in Crimea yielded the decision to become part of Russia, a move not recognized by the West. Russia’s support of this referendum, together with the build-up of Russian troops along the Russia/Ukraine border, triggered economic sanctions against Russia by Western nations, including the United States. The political upheaval did not significantly damage stock prices, so most broad equity benchmarks ended the quarter only modestly below their all-time highs.

Q2 2014: Stocks continue their record-setting pace

Stocks of U.S. and foreign companies overcame a brief and relatively mild sell-off during the first half of April to surge into fresh high ground in the second quarter of 2014, as an ongoing global economic recovery, receding concerns about Ukraine, and stimulative monetary policy from central banks provided a supportive backdrop for equity prices. Stocks’ solid second quarter followed a shaky first quarter in which performance was much more muted. In the fixed-income market, yields of longer-term U.S. Treasury securities declined during April and May before recovering somewhat in June. Weak U.S. economic growth in the first quarter, which was initially estimated at just 0.1% and was subsequently revised much lower – making it the first negative reading in three years – helped drive the April drop.

The European Central Bank (“ECB”) provided a boost for the markets in early June, when ECB President Mario Draghi announced reductions in the central bank’s key interest rates. Notably, the ECB’s deposit rate turned negative for the first time, in essence charging euro zone banks for parking funds with the central bank. The ECB also introduced a fresh series of low-cost loans to banks in an effort to jump-start lending. These moves helped lift the performance of stocks in the United States, Europe, and Japan, as well as in emerging markets.

Global stock prices also reacted favorably to remarks coming out of the Fed meeting on June 18, which stated the central bank would continue to reduce the amount of monthly bond purchases and reaffirmed its intention to keep short-term interest rates near zero in an ongoing effort to incentivize job creation and economic growth.

Energy stocks rose during the quarter, spurred by concerns about potential disruptions in Iraq’s oil production amid widespread terrorist activity by the Islamic State in Iraq and Syria (“ISIS”), a radical Sunni group.

*	Indexes are unmanaged, do not incur fees or expenses and cannot be purchased directly for investment.

MML Series Investment Fund – Economic and Market Overview (Unaudited) (Continued)

Q3 2014: Gains narrow as concerns increase about global growth

Large-capitalization U.S. stocks overcame negative markets in July and September to finish the third quarter of 2014 with modest upside progress. However, shares of small and mid-size U.S. companies, foreign stocks from developed and emerging markets, and high-yield bonds struggled, as investors took a more risk-averse approach. Bonds were basically flat for the quarter.

Trouble overseas was one reason for increased investor caution. At the end of July, U.S. stocks suffered a sharp one-day decline after Argentina effectively defaulted on its bonds for the second time in 13 years. Around the same time, the share price of Banco Espirito Santo, Portugal’s largest bank, plunged after it reported a huge $4.8 billion first-half loss that wiped out the bank’s capital cushion and forced it to seek new funding.

In Eastern Europe, the standoff between Ukraine and Russia intensified. In the Middle East, there was a resurgence of the conflict between Israel and Hamas, and the threat of ISIS continued to grow.

Despite these developments, the negative impact on U.S. markets was relatively fleeting, as investor sentiment was buoyed by encouraging news about the U.S. economy. Data reported at the end of July showed that GDP, a broad measure of economic activity, advanced a robust 4.0% in the second quarter after contracting 2.1% in a first quarter hampered by severe winter weather. At the end of September, the second-quarter figure was revised upward to 4.6%.

Healthy U.S. economic growth stood in stark contrast to the euro zone, where economic activity was stagnant – and Japan, whose economy contracted sharply in the second quarter, according to data that became available in the third quarter. This discrepancy among developed nations helped trigger a significant rally in the U.S. dollar, which depressed the dollar-denominated returns of foreign markets.

Q4 2014: Volatility increases, but U.S. stocks hit new all-time highs

Investors shook off numerous concerns to drive U.S. stocks to healthy gains in the fourth quarter and to new highs for the year. Plunging crude oil prices, the spread of the Ebola virus in West Africa and beyond, and disappointing economic data from Europe and China were some of the factors keeping investors on edge and contributing to two noteworthy – but relatively short – sell-offs during the quarter. In November, the market reacted positively to the results of the U.S. midterm elections, but the impact was muted, as investors had anticipated Republicans would take control of the U.S. Senate weeks prior to the elections.

Oil’s decline – partly a result of increasing supply from North American shale beds – accelerated in late November after the Organization of Petroleum Exporting Countries (“OPEC”) announced its decision not to cut production. Good news on the U.S. economy was a major factor lifting share prices. GDP expanded by an upwardly revised 5.0% in the third quarter, its fastest pace since the third quarter of 2003. This strong performance stood in stark contrast to near-recessionary conditions afflicting most other key developed nations. Notably, the 18-member euro zone barely managed positive economic growth during the third quarter and rose just 0.2%. Foreign markets underperformed, as the U.S. dollar rose against other major currencies driven by U.S. economic strength and declining oil prices.

As 2014 drew to a close, the low price of oil, the weakness of overseas economies, and possible actions by the Fed and other central banks around the world were on the minds of many investors as they focused on the factors likely to impact the markets in the year ahead. Investors will also likely keep an eye out for continued economic growth here at home and improvement abroad, which may help create a favorable environment for stocks and bonds in 2015.

The information provided is the opinion of MassMutual Retirement Services Investment Services as of 1/1/15 and is subject to change without notice. It is not to be construed as tax, legal, or investment advice. Of course, past performance does not guarantee future results.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Blue Chip Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. Under normal circumstances, the Fund invests at least 80% of net assets in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 9.13%, lagging the 13.05% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Fund also underperformed the 13.69% return of the S&P 500® Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable overall stock selection was the reason for the Fund’s relative underperformance in 2014; however, the Fund’s sector allocations were notably positive. Fund holdings in the consumer discretionary, information technology, and energy sectors were the largest relative detractors; health care, materials, and financials were the leading outperformers.

Consumer discretionary was by far the Fund’s largest relative detractor, primarily due to stock selection, although the Fund’s overweight allocation to the sector was also detrimental. Fund holdings in the hotels, restaurants, and leisure industry underperformed. The Fund’s overweight position in Wynn Resorts, relative to the benchmark, hurt performance, as concerns of decelerating VIP gambling traffic in Macau weighed on the gaming giant.

Stock selection also led to underperformance in information technology, and the Fund’s underweight positioning in the sector detracted slightly as well. The Fund’s underweight allocation to Apple hurt performance, as the company’s shares were up sharply due to investor optimism about the iPhone 6. Despite strong revenue growth, Fund holding Google disappointed in 2014, as the Internet behemoth invested heavily in additional data center capacity and acquisitions.

The energy sector detracted due to stock selection, more than offsetting beneficial underweight positioning in the underperforming market segment. Shares of Fund holding Range Resources, an oil and gas exploration and production company, declined over the past year, lagging the broader energy sector, as mild summer weather in the U.S. and robust supply drove down natural gas prices in 2014.

Health care was the Fund’s leading relative outperformer for the year, driven by the significantly overweight positioning in this top-performing sector. Fund holding Gilead Sciences, a biotechnology company, was among the top positive contributors to overall Fund performance for the year on strong sales of Sovaldi, its hepatitis C drug, and the Stribild HIV pill, which continued to drive company growth.

The Fund’s materials sector outperformed, relative to the benchmark, mainly due to stock selection. Paint manufacturer and retailer Sherwin-Williams is a Fund holding experiencing strong growth from higher overall demand. The paint company’s recent acquisition of paint industry competitor Comex Group’s U.S. and Canadian businesses is performing ahead of expectations. Sherwin-Williams is well positioned as the leading U.S. paint producer and generates most of its sales through its own stores.

Subadviser outlook

We expect the stock environment may remain favorable in 2015, barring an extraordinary event. China still poses some risk, in our view, and it is possible that the euro zone’s sluggish economy and struggle with deflation will linger for longer than expected.

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

On a positive note, we believe that commodities prices and inflation are likely to remain contained and interest rates are likely to stay low, even if the Federal Reserve takes action. The earnings outlook for various sectors appears promising. We are focusing on what we call “all-season” growth companies – those with the ability to grow earnings regardless of macro-economic conditions for the Fund.

MML Blue Chip Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Amazon.com, Inc.	3.9%
The Priceline Group, Inc.	3.0%
Gilead Sciences, Inc.	2.9%
McKesson Corp.	2.8%
Visa, Inc. Class A	2.6%
Biogen Idec, Inc.	2.6%
Danaher Corp.	2.6%
MasterCard, Inc. Class A	2.6%
Facebook, Inc. Class A	2.5%
Baidu, Inc. Sponsored ADR (Cayman Islands)	2.5%

28.0%

MML Blue Chip Growth Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	28.6%
Communications	22.1%
Consumer, Cyclical	18.0%
Industrial	12.0%
Financial	7.7%
Technology	4.8%
Basic Materials	3.9%
Energy	2.5%
Mutual Funds	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

MML Blue Chip Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Blue Chip Growth Fund Initial Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	9.13%	16.53%	8.95%
Russell 1000 Growth Index*	13.05%	15.81%	8.84%
S&P 500 Index	13.69%	15.45%	7.62%

Hypothetical Investments in MML Blue Chip Growth Fund Service Class, the Russell 1000 Growth Index, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	8.87%	16.24%	10.78%
Russell 1000 Growth Index*	13.05%	15.81%	10.82%
S&P 500 Index	13.69%	15.45%	9.95%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index and the S&P 500 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Income Fund, and who is the Fund’s subadviser?

The Fund seeks dividend income and long-term capital growth by investing primarily in the common stocks of established companies. Under normal circumstances, the Fund invests at least 80% of its net assets in common stocks, with 65% in the common stocks of well-established companies paying above-average dividends. The Fund’s subadviser currently considers well-established companies to mean companies that it considers to be seasoned companies with relatively long operating histories. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 7.54%, significantly trailing the 13.69% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. Similarly, the Fund substantially underperformed the 13.45% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection and sector allocation both detracted from the Fund’s relative performance during 2014. On a sector-specific basis, health care and energy stocks hampered relative results, while utilities and materials stocks contributed positively.
The Fund’s health care positioning was the most notable detractor from performance during the year, as a result of stock choices and a detrimental underweight position in the sector, relative to the benchmark. Fund holding GlaxoSmithKline hurt returns in this market segment, as the U.K.-based pharmaceutical company experienced ongoing difficulty getting its respiratory treatments reimbursed by insurance plans, although the company expects to resolve the problem.

In energy, the Fund’s overweight position and stock selection both proved detrimental. Among the underperforming Fund holdings was Apache, an oil and gas exploration and production company. Despite continuing to sell off its weaker non-core assets, Apache declined sharply amid falling commodity prices. We maintained the Fund’s position because we expect the company may improve performance by focusing on U.S. onshore oil and natural gas production.

On the positive side, the Fund’s utilities sector stock holdings outperformed relative to the benchmark. A top performer for the Fund was Entergy, an integrated energy company engaged primarily in electric power production and retail distribution operations, which surged due to colder weather earlier in the year and stricter Environmental Protection Agency guidelines that reinforce the need for the company’s nuclear power plants.

Stock selection in materials was another area of relative strength for the Fund in 2014, most notably, International Paper, which benefited from strong operational performance in a highly consolidated market led by a skilled new chief executive officer. We selectively trimmed the Fund’s position following periods of advancement for the stock during the year, but we see further upside potential due to the company’s strong balance sheet and management’s ability to raise dividends or buy back shares.

Subadviser outlook

We remain cautiously optimistic after another strong year for U.S. equities. Our view is that equity returns have been driven by rising expectations more than earnings growth, creating an environment where positive sentiment is outpacing the improvement in fundamentals. Despite our cautious stance in the current environment, we remain positive on the equity market over the long term.

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Given current valuations, we are finding opportunities for the Fund in specific companies rather than in larger themes. In the current environment, we plan to trim the Fund’s holdings to what we see as our best ideas and maintain a somewhat higher cash position until we find companies for the Fund that we believe have reasonable valuations.

MML Equity Income Fund Largest Holdings (% of Net Assets) on 12/31/14

JP Morgan Chase & Co.	2.7%
General Electric Co.	2.7%
T. Rowe Price Reserve Investment Fund 0.010% 9/19/34	2.3%
Wells Fargo & Co.	2.2%
Chevron Corp.	1.9%
U.S. Bancorp	1.9%
Bank of America Corp.	1.8%
Exxon Mobil Corp.	1.8%
Johnson & Johnson	1.6%
Illinois Tool Works, Inc.	1.6%

20.5%

MML Equity Income Fund Sector Table (% of Net Assets) on 12/31/14

Financial	19.0%
Industrial	13.2%
Energy	12.2%
Communications	11.4%
Consumer, Non-cyclical	11.3%
Consumer, Cyclical	8.1%
Utilities	6.5%
Technology	5.8%
Basic Materials	5.4%
Mutual Funds	2.3%

Total Long-Term Investments	95.2%
Short-Term Investments and Other Assets and Liabilities	4.8%

Net Assets	100.0%

MML Equity Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Income Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	7.54%	13.33%	6.45%
S&P 500 Index*	13.69%	15.45%	7.62%
Russell 1000 Value Index	13.45%	15.42%	6.59%

Hypothetical Investments in MML Equity Income Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	7.23%	13.06%	8.26%
S&P 500 Index*	13.69%	15.45%	9.95%
Russell 1000 Value Index	13.45%	15.42%	9.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Equity Index Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Equity Index Fund, and who is the Fund’s subadviser?

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index* (the “Index”). Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the Index. The Fund’s subadviser is Northern Trust Investments, Inc. (NTI).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class I shares returned 13.17%, slightly lagging the 13.69% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s underperformance versus the Index is mainly attributable to the impact of fees and expenses necessary for the management and operation of the Fund. The Index is not subject to fees or expenses, and it is not possible to invest directly in the Index.

During 2014, utilities and health care were the strongest-performing sectors within the Index; conversely, the energy and telecommunication services sectors turned in the worst performances.

The U.S. outperformed international markets in 2014, as the domestic economy exhibited signs of sustained improvement. Weak economic data from international developed markets, strong economic data, and corporate earnings in the U.S. continued to support growth expectations and drove investors to seek the relative safety of U.S. assets.

Although the October Federal Open Market Committee (FOMC) marked the end of the Quantitative Easing (“QE”) program – which consisted of ongoing government bond purchases designed to drive down interest rates and stimulate economic growth – Federal Reserve (the “Fed”) Chairman Janet Yellen continued to support low interest rates for an extended period of time. The December 2014 minutes showed initial rate hikes would be unlikely until at least mid-2015, as strong economic data in the U.S. supported the end of QE. The market reacted positively, as investors widely anticipated the news and were encouraged by the Fed’s pledge to keep rates low into 2015.

U.S. equities experienced a year of modest gains, as strong corporate earnings and economic data bolstered confidence in the U.S. economy. While the year started slowly, partly due to weak consumer spending related to an unusually harsh winter, U.S. equities shrugged it off as improved corporate earnings and economic data led to increased confidence in the U.S. economy. In 2014, there was also a flurry of corporate actions with the largest wave of issuances of bonds and acquisitions in recent years, as companies sought to take advantage of low rates and tax advantages from re-domiciling, though recent government action led to the disintegration of some deals. Elsewhere, global central banks – including the European Central Bank and the People’s Bank of China, China’s central bank – became increasingly accommodative, which helped propel global stocks higher.

Subadviser outlook

Our view is that various factors, such as Fed policy, oil prices, housing, and unemployment, among others, will continue to play an influential role in the direction the equity markets will take in 2015. We do not manage the Fund according to a given outlook

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

for the equity markets or the economy in general, because we are managing an index fund that seeks to replicate as closely as possible (before deduction of expenses) the broad diversification and returns of the Index. Nevertheless, we will monitor economic conditions and their effect on the financial markets as we seek to track the Index’s performance closely.

MML Equity Index Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	3.5%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. Class B	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Chevron Corp.	1.1%

17.3%

MML Equity Index Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	23.4%
Financial	16.1%
Technology	12.5%
Communications	12.2%
Consumer, Cyclical	9.9%
Industrial	9.8%
Energy	8.3%
Utilities	3.2%
Basic Materials	2.9%
Diversified	0.1%

Total Long-Term Investments	98.4%
Short-Term Investments and Other Assets and Liabilities	1.6%

Net Assets	100.0%

MML Equity Index Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Equity Index Fund Class I, Class II, Class III, and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Class I	13.17%	14.95%	7.24%
Class II	13.35%	15.14%	7.42%
Class III	13.54%	15.30%	7.57%
S&P 500 Index	13.69%	15.45%	7.67%

Hypothetical Investments in MML Equity Index Fund Service Class I and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class I	12.92%	14.67%	9.24%
S&P 500 Index	13.69%	15.45%	9.95%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Focused Equity Fund, and who is the Fund’s subadviser?

The Fund seeks growth of capital over the long-term by investing primarily in equity securities of U.S. companies that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 12.24%, underperforming the 13.24% return of the Russell 1000® Index (the “benchmark”), a widely recognized, unmanaged index representing the performance of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The consumer discretionary sector supplied the smallest collective absolute return in 2014. A lack of exposure to the health care sector and Fund positioning in the materials and financials sectors were the largest detractors from performance, relative to the benchmark, for the year.

With respect to specific Fund holdings, commodity trader and mining company Glencore, in the materials sector, hampered overall Fund performance when the company’s share price declined in tandem with commodity prices. Automobile maker General Motors, in the consumer discretionary sector, was the next largest detractor from the Fund’s overall 2014 return. Additionally, Penn National Gaming and Delphi Automotive, also in consumer discretionary, had negative returns; the Fund subsequently sold Delphi Automotive in the first quarter of 2014.

On the upside, seven of 10 underlying consumer discretionary holdings gained value – with the largest returns coming from retailers CarMax and Family Dollar Stores. The technology sector produced the largest return and also contributed most to the Fund’s overall performance for the year, as all technology Fund holdings delivered positive returns, with most rising 20% or more. The top-performing technology companies were semiconductor maker Intel, consumer technology giant Apple, and semiconductor production equipment maker Applied Materials.

The best-performing Fund holding overall was Intel, followed by Apple and Applied Materials. Intel experienced a pattern of increases in revenues and gross margins and the beginnings of stabilizing sales of PCs that house the company’s chips. Intel continued to return profits to shareholders and announced an increase of its annual dividend by 6.7% in its fiscal-year 2015 outlook.

Subadviser outlook

We believe carefully assessing company valuations and corporate fundamentals offers the greatest opportunity for long-term investment success. This outlook, however, is balanced by our view that recent equity performance likely already reflects many of the positive factors that have been working for companies.

With stock valuations resting above long-term averages, we believe the ability to generate investment returns is attributable primarily to earnings and sensible stock selection. In the past, commodity price declines have helped support improved earnings and gross domestic product growth. Our view is that a similar result may occur in 2015 as well. Our challenge, as always, is to identify the strongest, most attractively priced businesses for the Fund.

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Focused Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Intel Corp.	7.0%
Wells Fargo & Co.	6.6%
Apple, Inc.	6.2%
General Motors Co.	6.1%
American International Group, Inc.	5.6%
Ralph Lauren Corp.	5.0%
JP Morgan Chase & Co.	4.9%
Glencore PLC ADR (United Kingdom)	4.7%
Franklin Resources, Inc.	4.7%
Aon PLC	4.5%

55.3%

MML Focused Equity Fund Sector Table (% of Net Assets) on 12/31/14

Financial	34.7%
Consumer, Cyclical	22.9%
Technology	16.7%
Basic Materials	4.7%
Communications	4.4%
Consumer, Non-cyclical	4.0%
Energy	3.7%

Total Long-Term Investments	91.1%
Short-Term Investments and Other Assets and Liabilities	8.9%

Net Assets	100.0%

MML Focused Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Focused Equity Fund Class II and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 12/8/11 - 12/31/14
Class II	12.24%	22.81%
Russell 1000 Index	13.24%	20.03%

Hypothetical Investments in MML Focused Equity Fund Service Class I and the Russell 1000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/1/12 - 12/31/14
Service Class I	11.97%	19.61%
Russell 1000 Index	13.24%	18.22%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Foreign Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Foreign Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests predominantly in equity securities, consisting primarily to predominantly of common stocks, and, while there are no set percentage targets, the Fund invests predominantly in large- to medium-capitalization companies with market capitalization values greater than $2 billion and may invest a portion in smaller companies. The Fund’s subadviser is Templeton Investment Counsel, LLC (Templeton).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned -6.97%, trailing the -4.90% return of the MSCI EAFE Index (the “benchmark”), a widely recognized, unmanaged index representative of equity securities in developed markets, excluding the U.S. and Canada.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Stock selection in Europe, particularly in the Netherlands, France, and the U.K., detracted from the Fund’s relative performance during 2014. Overweight positioning in Portugal and exposure to Canada, a country not included in the benchmark, also weighed on the Fund’s relative results. Conversely, stock selection in Asia, notably in Japan and in China and India, two countries not included in the benchmark, and an overweight position in Singapore, relative to the benchmark, benefited the Fund’s performance. Overweight positioning in Israel and stock selection in Australia and Germany also contributed to the Fund’s relative results.

In the energy sector, declining oil prices during the second half of the year amplified weak stock selection and an overweight position in this underperforming market segment, all of which hindered relative performance. Fund holdings that were major detractors within energy included four oil and natural gas companies – Galp Energia (Portugal), along with three holdings that were not included in the benchmark: KunLun Energy (China), Petroleo Brasileiro (Brazil), and Talisman Energy (Canada) – as well as Netherlands-based energy equipment and services company SBM Offshore, which is also not included in the benchmark. Stock selection in the consumer staples sector, including conglomerate Tesco (U.K.), also weighed on the Fund’s relative performance. Other notable detractors included Fund holdings in mail and parcel carrier TNT Express (Netherlands) and Swedish medical technology company Getinge.

From a sector perspective, the Fund’s relative performance benefited from stock selection in financials, with major contributors including commercial banks ICICI Bank (India), which is not in the benchmark; DBS Group Holdings (Singapore); and insurer China Life Insurance (China), another stock not included in the benchmark. Stock selection in industrials and telecommunication services also aided performance, including Fund holdings such as Australian airline operator Qantas Airways and Chinese diversified telecommunication provider China Telecom, which is another non-benchmark stock. Other notable contributors included drug companies Teva Pharmaceutical Industries (Israel) and Shire (U.K.), off-benchmark transportation vehicle manufacturer CSR (China), Japanese auto manufacturer Toyota Motor, and Australia-based metals and energy mining company BHP Billiton.

The U.S. dollar appreciated against most foreign currencies, which also hurt the Fund’s performance because investments in securities with non-U.S. currency exposure lost value as the dollar rose.

Subadviser outlook

During the year, we believe Europe’s weakness was exacerbated by ongoing geopolitical tensions in Russia and Ukraine. Russia’s economic clout in Europe is modest, however, accounting for a small percentage of European exports. We continue to believe stocks in Europe generally have been inexpensive, corporate earnings have recovery potential, and support possibly remains from structural reforms, monetary easing, a weaker euro, and falling oil prices. We also believe the Fund’s energy holdings are well

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

supported by economic fundamentals, and that value may be beginning to emerge in the sector as pessimism intensifies. In general, we will seek to use intermittent price weakness for opportunistic bargain hunting across diverse markets in our search for stocks for the Fund. Ultimately, the process of value recognition can take time when stocks trade on negative sentiment or near-term prospects. As equity correlations decline and investors focus more on fundamentals, we believe the environment is likely to be favorable for bottom-up, value-oriented stock pickers, which represents our approach.

MML Foreign Fund Largest Holdings (% of Net Assets) on 12/31/14

Sanofi	2.6%
Samsung Electronics Co., Ltd.	2.2%
Roche Holding AG	2.2%
Toyota Motor Corp. Sponsored ADR (Japan)	1.9%
Bayer AG	1.9%
BNP Paribas	1.8%
HSBC Holdings PLC	1.8%
Akzo Nobel NV	1.7%
GlaxoSmithKline PLC	1.7%
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	1.6%

19.4%

MML Foreign Fund Sector Table (% of Net Assets) on 12/31/14

Financial	24.2%
Consumer, Non-cyclical	17.0%
Industrial	11.1%
Consumer, Cyclical	10.7%
Communications	10.5%
Energy	9.2%
Mutual Funds	4.4%
Technology	4.2%
Basic Materials	3.5%
Diversified	1.8%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

Net Assets	100.0%

MML Foreign Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Foreign Fund Initial Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	-6.97%	4.77%	2.26%
MSCI EAFE Index	-4.90%	5.33%	1.98%

Hypothetical Investments in MML Foreign Fund Service Class and the MSCI EAFE Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	-7.07%	4.54%	2.13%
MSCI EAFE Index	-4.90%	5.33%	2.53%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI EAFE Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term growth of capital by investing primarily in domestic equity securities that the Fund’s subadviser believes offer the potential for long-term growth. The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 11.06%, underperforming the 13.05% return of the Russell 1000® Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s less-than-favorable choices within industrials, financials, and energy stocks worked against favorable stock selection within the information technology, consumer staples, and materials sectors during 2014. A minor cash position in a rising market also weighed on the Fund’s relative results. Sector positioning, a residual of our bottom-up stock selection process, contributed modestly, as the Fund’s overweight allocation, relative to the benchmark, to the health care sector and underweight position in the lagging energy sector aided relative results.

Top detractors from relative performance during the year included Apache (energy) and Baker Hughes (energy). An underweight allocation to strong performer Apple (information technology) also weighed on relative results. Shares of Apache, an American independent oil and gas corporation, declined in the second half of the year due to the declining price of oil. We trimmed the Fund’s position in the company during the fourth quarter, but continued to hold the stock at year end. Shares of Baker Hughes, a U.S.-based oilfield services company, were also weak as a result of lower oil prices.

Top contributors to the Fund’s benchmark-relative returns included positions in semiconductor firm Skyworks Solutions (information technology) and biopharmaceutical company Vertex Pharmaceuticals (health care). Shares of Skyworks Solutions, which was exposed to favorable trends in mobile devices and wireless infrastructure, soared more than 150% during the period. Vertex Pharmaceuticals, which focuses on cancer and neurodegenerative diseases, launched its product to treat cystic fibrosis patients, which helped drive up the stock. An underweight allocation to Amazon.com (consumer discretionary) benefited relative Fund performance. The Fund did not own underperforming IBM (information technology), a stock represented in the benchmark, which also aided relative results. We increased the Fund’s exposure to information technology during the period. The sector remained the Fund’s largest overweight position at year end. The Fund also held an overweight stake in the health care sector as 2014 came to a close. Finally, we decreased the Fund’s exposure to the consumer discretionary and industrials sectors, the Fund’s largest underweights as of year-end, at which time the Fund also held an underweight position in the consumer staples and materials sectors.

Subadviser outlook

We continue to seek to maintain a balanced portfolio for the Fund – one that provides shareholders with exposure to what we consider an attractive combination of growth, quality, and valuation characteristics based on our proprietary forecasts. While the risk/reward of the investment universe is less attractive today than it was several years ago (as equity markets have continued their upward trajectory since then), we continue to find compelling areas of opportunity for the Fund.

Broadly speaking, we believe information technology has good organic growth prospects, attractive quality characteristics (high returns on capital and strong balance sheets), and remains one of the most attractive sectors based on our multiple scenario analysis valuation model.

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	6.9%
Microsoft Corp.	4.8%
Oracle Corp.	3.8%
Verizon Communications, Inc.	2.7%
Google, Inc. Class C	2.4%
The Home Depot, Inc.	2.3%
QUALCOMM, Inc.	2.2%
Cisco Systems, Inc.	2.1%
Gilead Sciences, Inc.	2.0%
Facebook, Inc. Class A	1.9%

31.1%

MML Fundamental Growth Fund Sector Table (% of Net Assets) on 12/31/14

Technology	29.7%
Consumer, Non-cyclical	25.3%
Communications	19.0%
Consumer, Cyclical	10.9%
Industrial	6.6%
Financial	4.6%
Energy	2.6%
Basic Materials	1.1%

Total Long-Term Investments	99.8%
Short-Term Investments and Other Assets and Liabilities	0.2%

Net Assets	100.0%

MML Fundamental Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Growth Fund Class II and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 12/8/11 - 12/31/14
Class II	11.06%	17.83%
Russell 1000 Growth Index	13.05%	19.44%

Hypothetical Investments in MML Fundamental Growth Fund Service Class I and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/1/12 - 12/31/14
Service Class I	10.81%	14.29%
Russell 1000 Growth Index	13.05%	16.95%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund's prospectus with regard to the Fund's investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund's return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Fundamental Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in equity securities of issuers that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities, with a focus on companies with large market capitalizations (which the subadviser believes are generally above $2 billion). The Fund’s subadviser is Wellington Management Company LLP (Wellington Management).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 11.19%, underperforming the 13.45% return of the Russell 1000® Value Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies, based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed in 2014, as security selection within the financials, information technology, and consumer staples sectors detracted from relative results. An underweight allocation to a strong utilities sector worked against the Fund’s returns, relative to the benchmark. The Fund’s cash position also detracted amid a broad-based rally in equities. Stronger stock selection within the materials and consumer discretionary sectors and an overweight allocation to the information technology sector helped partially offset weakness elsewhere.

During 2014, top detractors from benchmark-relative performance included energy companies Southwestern Energy, Halliburton, and Marathon Oil. The oil sector saw its sharpest sell-off in three years following OPEC’s decision not to cut production amid declining oil prices, which weighed on each of the Fund’s top detractors. Southwestern Energy, a natural gas-focused exploration and production company, saw share price declines due to disappointing third-quarter earnings, which came in below estimates, and a negative view of the company’s recent acquisition of acreage in the Marcellus and Utica basins. Shares of Halliburton, an energy services provider, underperformed, as investors seemed to question the value of the stock in light of poor price trends and the company’s proposed acquisition of drilling services provider Baker Hughes. Marathon Oil, a U.S. exploration and production company, also underperformed, as the company reported disappointing third-quarter earnings as a result of plummeting crude oil prices.

Conversely, among the top contributors to benchmark-relative results were Covidien (health care) and Lowe’s (consumer discretionary). Shares of Covidien, a medical-products manufacturing and distribution company, soared after medical device giant Medtronic entered into a definitive agreement to acquire Covidien. Lowe’s, a leading home improvement retailer, reported better-than-expected third-quarter earnings results and revised its full-year outlook, sending the stock price higher. An underweight allocation to ExxonMobil (energy), a stock represented in the benchmark, also aided relative performance. At year end, the Fund held the largest overweight stakes in the consumer discretionary and information technology sectors – and the largest underweight allocations to the utilities and consumer staples sectors.

Subadviser outlook

Our outlook for 2015 is mixed. The oil price decline has been a major focus for investors and a key contributor to equity market volatility in recent months. Oil companies have started to reduce their capital expenditure budgets and our view is that this may lead to reduced supply growth in 2015. If supply is cut materially, we anticipate support for the commodity price, but demand trends will play a key role. We also continue to monitor Federal Reserve (the “Fed”) policy following the end of Quantitative Easing (“QE”), the Fed’s monthly bond-buying campaign intended to stimulate economic growth in the U.S., as we acknowledge QE supported economic growth and equity markets while in effect. Investors appeared encouraged by the Fed’s addition of the terms “patient” and “data-driven” to language describing its approach to raising interest rates in the wake of the end of QE. We believe the Fed may likely be most focused on core inflation in this environment, and may wait until wages pick up before acting to raise interest rates.

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Fundamental Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Wells Fargo & Co.	3.9%
JP Morgan Chase & Co.	3.7%
Cisco Systems, Inc.	2.9%
Merck & Co., Inc.	2.6%
Citigroup, Inc.	2.5%
PNC Financial Services Group, Inc.	2.4%
Intel Corp.	2.2%
Chevron Corp.	2.2%
EMC Corp.	1.8%
Covidien PLC	1.8%

26.0%

MML Fundamental Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	26.4%
Consumer, Non-cyclical	16.3%
Industrial	10.0%
Energy	9.8%
Communications	9.8%
Consumer, Cyclical	9.3%
Technology	9.0%
Basic Materials	4.6%
Utilities	2.7%

Total Long-Term Investments	97.9%
Short-Term Investments and Other Assets and Liabilities	2.1%

Net Assets	100.0%

MML Fundamental Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Fundamental Value Fund Class II and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 8/10/10 - 12/31/14
Class II	11.19%	15.13%
Russell 1000 Value Index	13.45%	16.79%

Hypothetical Investments in MML Fundamental Value Fund Service Class I and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/1/12 - 12/31/14
Service Class I	10.98%	16.55%
Russell 1000 Value Index	13.45%	19.43%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Global Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Global Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in the equity securities of U.S. and foreign companies, including companies in developed and emerging markets. The Fund may invest a large percentage of its assets in issuers in a single country, a small number of countries, or a particular geographic region. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class I shares returned 3.95%, behind the 4.94% return of the MSCI World Index (the “benchmark”), an unmanaged index of issuers listed on the stock exchanges of 20 foreign countries and the U.S.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund underperformed relative to the benchmark in 2014 for a variety of reasons. Stock selection in the consumer staples sector detracted from relative returns. Within that sector, overweight positions, relative to the benchmark, in pulp and paper manufacturer and consumer goods company Svenska Cellulosa (Sweden), global spirits company Diageo (United Kingdom), and alcoholic and non-alcoholic beverages producer Carlsberg (Denmark) held back relative results, as all three Fund holdings lagged the benchmark during the period. Stock selection in the health care sector also weighed on relative performance, although there were no individual Fund holdings within this sector that were among the largest relative detractors during the period. Underweight positioning in the technology sector further hampered the Fund’s relative performance. Additionally, the Fund did not own strong-performing computer and personal electronics maker Apple and software giant Microsoft in technology, which weighed on the Fund’s returns. Elsewhere, industrial gas supplier Linde (Germany), banking firm Standard Chartered (United Kingdom), electrical distribution equipment manufacturer Schneider Electric (France), oil and gas turnkey contractor Saipem (Italy), and Russian bank Sberbank (which is a stock not included in the benchmark) also hurt the Fund’s relative full-year performance.

Underweight positioning in the energy sector contributed to Fund results for the year, and none of the Fund holdings within this sector were notable contributors. Stock selection in the leisure sector also aided relative performance. Within this sector, the Fund’s overweight positions in strong-performing media companies Walt Disney and Time Warner boosted relative returns. Fund holdings in other sectors that bolstered relative results included overweight stakes in railroad company Canadian National Railway (Canada), medical device maker Medtronic, global payments technology company Visa, diversified technology company 3M, automotive replacement parts distributor AutoZone, global financial services firm Bank of New York Mellon, enterprise software products maker Oracle, and medical equipment manufacturer Stryker.

Subadviser outlook

We believe that, aside from the United States, the major regions of the world may be marginally positive or flirting with contraction. Conversely, the outlook for U.S. consumers appears to be brightening, especially as falling gasoline prices have put more money into their pockets, while businesses are finally beginning to reinvest after years of limiting their spending. Many companies have continued to do extremely well in terms of earnings growth and net margin expansion. We believe one risk to our positive outlook is wage increases may force the U.S. Federal Reserve to increase interest rates more quickly, which could potentially hamper economic growth and may trigger corporate profit margin deterioration.

Our view is that near-term valuations generally appear fair in developed markets and inexpensive in emerging markets, though we caution against using such a broad brush to paint a picture of these markets. Both equity performance and risk can come from a number of factors that vary over time, so as active investors, we try to stay vigilant in our risk management practices for the Fund.

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Global Fund Largest Holdings (% of Net Assets) on 12/31/14

The Walt Disney Co.	3.2%
Time Warner, Inc.	2.6%
Honeywell International, Inc.	2.6%
Nestle SA	2.5%
Linde AG	2.4%
Reckitt Benckiser Group PLC	2.4%
Thermo Fisher Scientific, Inc.	2.4%
State Street Corp.	2.3%
Accenture PLC Class A	2.3%
Visa, Inc. Class A	2.2%

24.9%

MML Global Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	30.4%
Industrial	16.1%
Financial	13.4%
Communications	11.3%
Consumer, Cyclical	8.8%
Basic Materials	7.4%
Technology	6.7%
Diversified	1.7%
Energy	2.6%
Mutual Funds	1.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

MML Global Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Global Fund Class I, Class II, and the MSCI World Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Class I	3.95%	12.19%	4.41%
Class II	4.00%	12.31%	4.58%
MSCI World Index	4.94%	10.20%	4.73%

Hypothetical Investments in MML Global Fund Service Class I and the MSCI World Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class I	3.57%	11.89%	7.04%
MSCI World Index	4.94%	10.20%	6.05%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Growth & Income Fund, and who is the Fund’s subadviser?

The Fund seeks capital appreciation and income by investing, under normal circumstances, at least 80% of its net assets in equity securities and equity-related securities, including convertible securities, preferred stocks, options, and warrants, of U.S. companies with market capitalizations at the time of purchase greater than $1 billion. The Fund’s subadviser is Massachusetts Financial Services Company (MFS).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 11.19%, underperforming the 13.69% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Less-than-favorable stock selection and an underweight position in the technology sector, relative to the benchmark, detracted from the Fund’s performance in 2014. Additionally, an underweight position in consumer electronics maker Apple weighed on relative results, as the company delivered strong performance during the period. An overweight position in Internet search giant Google also dampened the Fund’s relative performance, as the stock underperformed the benchmark. The Fund did not hold strong-performing semiconductor manufacturer Intel and software giant Microsoft, which also held back the Fund’s relative returns. Stock selection in both the health care and basic materials sectors also detracted from relative performance, although there were no Fund holdings within these sectors that were among the Fund’s largest relative detractors. Weak stock selection in the consumer staples sector was another negative factor for relative returns. Within consumer staples, the Fund’s investments in poor-performing international food producer Danone (France) and alcoholic beverage producer Diageo (United Kingdom) lowered relative results – although neither stock is included in the benchmark. Elsewhere, the Fund’s overweight positions in independent energy company Noble Energy, aerospace and defense equipment manufacturer Precision Castparts, engineering firm Fluor Corp., and oil and gas equipment company Cameron International hampered relative performance. The Fund’s currency exposure, resulting primarily from differences between the Fund’s and the benchmark’s exposure to holdings of securities denominated in foreign currencies, detracted from relative performance.

On the upside, strong stock selection in both the leisure and autos and housing sectors contributed to the Fund’s full-year performance. Within the leisure sector, an overweight position in media company Time Warner supported relative results, as the stock delivered solid performance during the period. In the autos and housing sector, the Fund’s overweight position in strong-performing paint company Sherwin-Williams boosted relative returns. In other sectors, overweight positions in medical equipment and supplies company Covidien, computer and personal electronics maker Hewlett-Packard, and women’s apparel company Limited Brands aided relative performance, as all three Fund holdings outpaced the benchmark. The Fund exited positions in energy companies ExxonMobil and Chevron, which supported relative results, as both companies underperformed when energy prices took a nosedive near year end. The Fund’s avoidance of poor-performing electrical equipment company General Electric, Internet retail giant Amazon.com, and diversified technology products and services company IBM, all of which hindered the performance of the benchmark, also helped relative returns for 2014.

Subadviser outlook

In our view, the outlook for U.S. consumers appears to be brightening, especially as falling gasoline prices have put more money into their pockets, while businesses are finally beginning to reinvest after years of underspending. Many companies have continued to do extremely well in terms of earnings growth and net margin expansion. We believe one risk to our positive outlook is wage increases may motivate the U.S. Federal Reserve to increase interest rates more quickly, which may potentially hamper economic growth and trigger corporate profit margin deterioration.

Our view is that near-term valuations generally appear fair in developed markets and inexpensive in emerging markets, though we caution against using such a broad brush to paint a picture of these markets. Both equity performance and risk can come from a number of factors that vary over time, so as active investors, we try to stay vigilant in our risk management practices for the Fund.

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Growth & Income Fund Largest Holdings (% of Net Assets) on 12/31/14

JP Morgan Chase & Co.	3.0%
Danaher Corp.	2.8%
Visa, Inc. Class A	2.6%
EMC Corp.	2.2%
Johnson & Johnson	2.1%
The Procter & Gamble Co.	2.1%
Wells Fargo & Co.	2.1%
The Walt Disney Co.	2.0%
United Technologies Corp.	2.0%
American Express Co.	1.9%

22.8%

MML Growth & Income Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	25.6%
Financial	17.2%
Technology	12.2%
Industrial	11.8%
Consumer, Cyclical	10.4%
Communications	9.8%
Energy	5.9%
Basic Materials	3.7%
Utilities	1.9%
Diversified	0.8%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Growth & Income Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Growth & Income Fund Initial Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	11.19%	14.02%	5.05%
S&P 500 Index	13.69%	15.45%	7.62%

Hypothetical Investments in MML Growth & Income Fund Service Class and the S&P 500 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	10.94%	13.75%	8.21%
S&P 500 Index	13.69%	15.45%	9.95%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Income & Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Income & Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return and current income by investing primarily in equity securities of dividend paying companies that the Fund’s subadviser believes will both increase in value over the long term and provide current income. The Fund will focus on issuers that have good prospects for capital appreciation. The Fund’s subadviser is BlackRock Investment Management, LLC (BlackRock).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 9.22%, underperforming the 13.69% return of the S&P 500® Index (the “benchmark”), a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Fund also trailed the 13.45% return of the Russell 1000® Value Index, an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average value orientation that tend to exhibit lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector allocation and security selection accounted for the majority of the Fund’s underperformance in 2014. In particular, the Fund’s underweight position, relative to the benchmark, and stock selection in the information technology and health care sectors weighed on relative returns. Stock selection in financials also proved to be costly during the year. In information technology, the Fund owned non-benchmark holding IBM, which was the largest single detractor in the sector for the Fund during the year. Other notable laggards in the information technology sector included the Fund’s underweight stake in the communications equipment and technology hardware and storage industries. In health care, the Fund’s underweight stake in the managed care industry hurt relative performance, as providers benefited from an improving outlook, continued below-normal utilization, and rising enrollments under the Affordable Care Act. In financials, the Fund’s underweight positions in real estate investment trusts (“REITs”) weighed on relative performance as that industry outperformed. Lastly, the Fund did not own Berkshire Hathaway, a strong-performing stock in the benchmark, which detracted from relative returns for the period. The Fund does not own Berkshire Hathaway because the company does not pay a dividend.

Turning to the positive side, a combination of stock selection and an underweight allocation to the poorly performing energy sector contributed to the Fund’s relative performance in 2014. The Fund’s preference for owning large-cap integrated oil and gas companies and underweighting the exploration and production and equipment and services industries proved beneficial, as crude oil prices declined nearly 50% during the last six months of the year. Stock selection in industrials also contributed to relative returns, as the Fund’s overweight positions in Raytheon, Lockheed Martin, and Northrup Grumman benefited from rising geopolitical tensions. Additionally, the Fund’s position in non-benchmark holdings Union Pacific and Home Depot added to relative performance for the year, as both companies benefited from a recovering domestic economy.

Subadviser outlook

U.S. equities benefited from a strengthening economy in the fourth quarter of 2014, although market volatility increased as investors considered slowing growth in other parts of the world, the impending tightening of U.S. monetary conditions, and rising political turmoil overseas. We remain positive on the U.S. economy, given broad-based improvement in the U.S. employment picture and benign levels of inflation. Improving employment prospects and lower energy prices have contributed to a rise in consumer confidence. In addition, U.S. consumer balance sheets are stronger, with debt relative to disposable income at its lowest level in 30 years. On the corporate side, U.S. manufacturing data remain steady and many corporations are flush with cash. We see the potential for acceleration in spending, given the favorable credit environment and increasing business confidence, and believe these factors point toward improving growth ahead for the U.S. economy.

We have positioned the Fund to benefit from this improving economy and the higher interest rate environment we anticipate is likely to unfold over time. Toward that end, we have increased the Fund’s exposure to industrials, financials, and technology – areas where we see the strongest fundamentals, the greatest potential for dividend growth, and relatively attractive valuations. At

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

the same time, we have reduced the Fund’s exposure to more defensive sectors like consumer staples, telecommunications, and utilities. In our view, companies within these sectors are less compelling due to current valuations and/or limited dividend growth potential in the future.

MML Income & Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Wells Fargo & Co.	3.7%
JP Morgan Chase & Co.	3.3%
The Home Depot, Inc.	3.0%
Comcast Corp. Special Class A	2.6%
General Electric Co.	2.5%
Pfizer, Inc.	2.3%
Chevron Corp.	2.2%
Raytheon Co.	2.1%
Merck & Co., Inc.	2.1%
The Procter & Gamble Co.	2.1%

25.9%

MML Income & Growth Fund Sector Table (% of Net Assets) on 12/31/14

Financial	25.6%
Consumer, Non-cyclical	17.4%
Industrial	14.5%
Energy	9.7%
Communications	6.7%
Consumer, Cyclical	6.2%
Technology	5.8%
Utilities	5.4%
Basic Materials	4.7%

Total Long-Term Investments	96.0%
Short-Term Investments and Other Assets and Liabilities	4.0%

Net Assets	100.0%

MML Income & Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Income & Growth Fund Initial Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	9.22%	12.44%	5.06%
S&P 500 Index*	13.69%	15.45%	7.62%
Russell 1000 Value Index	13.45%	15.42%	6.59%

Hypothetical Investments in MML Income & Growth Fund Service Class, the S&P 500 Index, and the Russell 1000 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	8.96%	12.18%	6.95%
S&P 500 Index*	13.69%	15.45%	9.95%
Russell 1000 Value Index	13.45%	15.42%	9.36%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Russell 1000 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML International Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML International Equity Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth by investing, under normal circumstances, at least 80% of its net assets in equity securities of non-U.S. companies located in non-U.S. markets throughout the world, including emerging markets. The Fund may invest a substantial portion of its assets in just one region or country and may, but does not currently intend to, invest in U.S. companies. Ordinarily, the Fund’s portfolio typically holds thirty to sixty stocks and the Fund invests in the securities of at least five countries outside the U.S. The Fund’s subadviser is Harris Associates L.P. (Harris).

How did the Fund perform since its inception on January 7, 2014?

The Fund’s Class II shares returned -4.67%, underperforming the -3.16% return* of the MSCI World Index ex USA (the “benchmark”), an unmanaged index representative of stocks domiciled in 22 global developed markets, excluding the United States.

* For the reporting period 1/7/2014-12/31/2014.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund struggled in 2014, with holdings in U.K. companies detracting the most from performance, relative to the benchmark, followed by holdings in stocks from Canada and the Netherlands. From a sector perspective, Fund holdings in the health care sector detracted the most from its relative performance during the year, followed by holdings in consumer staples.

Conversely, while the Fund holdings in the U.K. and the Netherlands produced the largest negative absolute returns for the period, certain Fund holdings in Canada produced the largest collective positive return. In addition, Fund holdings in Germany and Italy drove the Fund’s performance for the year, as six of eight underlying holdings in these countries produced positive relative performance. For example, Fund holdings German tire manufacturer Continental and Italian retail and commercial bank Intesa Sanpaolo outperformed all other German and Italian Fund holdings, respectively. The Fund’s strongest absolute returns came from Givaudan, a Swiss fragrance and flavor business.

From a sector perspective, the Fund’s relative performance benefited from the lack of exposure to the energy sector, which underperformed, and Fund holdings in materials, which advanced ahead of other sectors on the strength of Givaudan and others. Technology was the next best relative performer, led by Fund positioning in Check Point Software Technologies, a security provider, and electronics company OMRON.

With regard to the Fund’s use of derivatives, the Fund was holding hedges on the Australian dollar, Swedish krona, and Swiss franc at the end of 2014. We believe these currencies may have appreciated beyond their intrinsic values, as measured by purchasing power parity and other economic fundamentals. Since the inception of the Fund, such hedges have contributed 0.75% to its cumulative performance. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.)

Subadviser outlook

Over the course of 2014, major global markets and the Fund’s holdings were affected by a variety of circumstances, including currency movements. The U.S. dollar appreciated versus the Australian dollar, the euro, and the yen for the year. The immediate impact of this appreciation caused lower U.S. dollar returns of those non-U.S. based assets, but helped performance of U.S.-based companies. The investing world has a history of restoring equilibrium to such imbalances, however, so we continue to seek value wherever we may find it, and our view is that global company valuations are still mainly compelling. Our opinion is that the stronger U.S. dollar could begin to positively impact the earnings of many foreign companies, and economic reform in two of the largest emerging markets, China and India, could help rekindle the global economy.

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

MML International Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Credit Suisse Group	4.9%
BNP Paribas	3.7%
Daimler AG	3.2%
Cie Financiere Richemont SA	3.2%
Honda Motor Co. Ltd.	3.2%
Allianz SE	3.1%
Intesa Sanpaolo SpA	3.0%
Bayerische Motoren Werke AG	3.0%
Daiwa Securities Group, Inc.	2.8%
Experian PLC	2.8%

32.9%

MML International Equity Fund Sector Table (% of Net Assets) on 12/31/14

Financial	25.7%
Consumer, Cyclical	23.4%
Industrial	18.2%
Consumer, Non-cyclical	16.1%
Technology	4.6%
Communications	2.6%
Basic Materials	2.4%
Diversified	2.0%
Mutual Funds	1.3%

Total Long-Term Investments	96.3%
Other Assets and Liabilities	3.7%

Net Assets	100.0%

MML International Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML International Equity Fund Class II and the MSCI World Index ex USA.

TOTAL RETURN	Since Inception 1/7/14 - 12/31/14
Class II	-4.67%
MSCI World Index ex USA	-3.16%

Hypothetical Investments in MML International Equity Fund Service Class I and the MSCI World Index ex USA.

TOTAL RETURN	Since Inception 5/1/14 - 12/31/14
Service Class I	-7.44%
MSCI World Index ex USA	-6.51%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the MSCI World Index ex USA is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Large Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in large-capitalization companies that the Fund’s subadviser believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index. The Fund’s subadviser is Rainier Investment Management, LLC (Rainier).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 9.51%, underperforming the 13.05% return of the Russell 1000 Growth Index (the “benchmark”), an unmanaged index consisting of those Russell 1000 securities (representing the 1,000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During the year, primary detractors from Fund performance on a sector basis were Fund holdings in the consumer discretionary and industrials sectors. In consumer discretionary, Internet retail powerhouse Amazon.com posted a lackluster year, as investors reacted to company management’s lack of transparency and continued heightened spending. In industrials, B/E Aerospace, which manufactures aircraft passenger cabin interior products, underperformed after management announced the company would split into two separate parts, in lieu of selling the company outright. Other underperforming Fund holdings included energy services provider Halliburton and Salix Pharmaceuticals in the health care sector. Halliburton announced a takeover of rival Baker Hughes in a deal with what we believe to be unattractive terms. This announcement, combined with concerns about the impact on Halliburton’s business from lower oil prices, led the Fund to exit the position. Salix Pharmaceuticals declined after announcing issues with wholesaler inventory levels. The Fund held the stock through the initial drop in price, and eventually sold the position as Salix recovered from what we considered to be excessively low levels.

Conversely, health care was the top-performing sector for the year, with relative returns bolstered by both an overweight position in the sector, relative to the benchmark, and favorable stock selection. Pharmaceutical company Allergan was the top contributor to performance, gaining more than 90% for the year following an initial hostile takeover attempt by Valeant Pharmaceuticals and, ultimately, a friendly acquisition agreement with pharmaceutical company Actavis, another Fund holding. Actavis was the Fund’s second-best performer in health care for the year, as investors supported the company’s strategy of making several acquisitions, including Forest Laboratories and Allergan.

Technology was another area of positive relative results for the year. The top performer was technology leader Apple, which benefited significantly from sales of the new iPhone 6. Social networking site Facebook was another Fund holding that outperformed, as the company demonstrated success in monetizing mobile advertising. Other Fund holdings that were notable performers during 2014 included energy drink company Monster Beverage and Delta Airlines. Monster Beverage, which continued to be a strong player in the growing category of energy drinks, recently announced its partnership with Coca-Cola. Delta Airlines is poised to grow earnings significantly in 2015 as a result of continued robust ticket pricing, strong demand trends, and lower fuel costs resulting from the decline in oil prices.

Subadviser outlook

We believe domestic economic strength has firm underpinnings and may extend into 2015, with potentially positive implications for the Fund. In our view, recent trends seem to affirm that the relative strength and stability of the U.S. economy and markets, together with upward momentum in the U.S. dollar and the absence of clearly attractive alternative investments, make U.S. equities an appealing opportunity on a risk-adjusted basis to both U.S. and international investors.

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Our view is that weakness in foreign economies, while adding allure to U.S. capital markets, could hinder U.S. economic growth at least somewhat, particularly those companies that are dependent on exports. In light of this scenario, we remain committed to companies with earnings growth – particularly those with dominant competitive positions – where we believe current valuations provide upside potential. From a tactical standpoint, we have focused more on companies tied to the U.S. economy, and less on those firms with strong affiliations to foreign economies.

MML Large Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	5.2%
Visa, Inc. Class A	3.6%
Google, Inc. Class A	3.4%
The Walt Disney Co.	3.0%
The Home Depot, Inc.	3.0%
Facebook, Inc. Class A	3.0%
AbbVie, Inc.	3.0%
Actavis PLC	2.8%
The Sherwin-Williams Co.	2.7%
Celgene Corp.	2.5%

32.2%

MML Large Cap Growth Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	29.1%
Communications	17.9%
Consumer, Cyclical	16.4%
Technology	13.8%
Industrial	7.7%
Financial	5.6%
Energy	4.3%
Basic Materials	4.0%

Total Long-Term Investments	98.8%
Short-Term Investments and Other Assets and Liabilities	1.2%

Net Assets	100.0%

MML Large Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Large Cap Growth Fund Initial Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	9.51%	14.16%	6.44%
Russell 1000 Growth Index	13.05%	15.81%	8.84%

Hypothetical Investments in MML Large Cap Growth Fund Service Class and the Russell 1000 Growth Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	9.23%	13.86%	8.77%
Russell 1000 Growth Index	13.05%	15.81%	10.82%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 1000 Growth Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Managed Volatility Fund and who is the Fund’s subadviser?

The Fund seeks to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. Under normal circumstances, the Fund invests in a broadly diversified portfolio of common stocks, while also selling index call options and purchasing index put options. The Fund’s stock portfolio will have approximately 500 stocks, and seeks to duplicate the investment composition and return of the S&P 500® Index* (the “Index”) by holding each stock included in the Index in approximately the same proportion as each stock’s relative weighting in the Index. The Fund’s subadviser is Gateway Investment Advisers, LLC (Gateway).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 4.41%, significantly underperforming the 13.69% return of the Index, a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index is the Fund’s benchmark. The Fund also trailed the 5.97% return of the Barclays U.S. Aggregate Bond Index, an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

During 2014, the Fund used derivatives to implement hedging strategies that were intended to help moderate the impact of market volatility, which dampened overall Fund returns. (Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both.) The Fund’s relatively modest return during this time period was attributable to the generally moderate stock market volatility environment throughout much of 2014, which limited the potential benefit of the derivatives in use. Indeed, market volatility, as measured by The Chicago Board Options Exchange Volatility Index (the “VIX”), averaged 14.18 for 2014, while falling as low as 10.32 in early July – and spent little time above its historical long-term average of 20. Only in the fourth quarter of 2014 was the VIX relatively elevated, with two spikes over 20, while averaging 16.07 for the quarter. The Fund’s stock component, which seeks to duplicate the investment composition and return of the Index, contributed to overall performance in the advancing equity environment in 2014.

Subadviser outlook

As a hedged equity manager, Gateway is more focused on market volatility and its outlook, rather than the equity markets in isolation. At the end of 2014, the market was showing concern over the impact that the sharp drop in oil prices could have on the high-yield credit markets. Although the S&P 500 Index closed the year just 1.5% below its all-time closing high, our view is that the underlying environment for the equity market may signal potential spikes in volatility. The Federal Reserve, the recent sharp drop in oil prices, slowing economies around the world, and geopolitical concerns could potentially roil markets in 2015. While our investment management team does not try to forecast these types of events, we remain vigilant to their possibility and will continue to manage the Fund’s index option positions to take advantage of any spikes in volatility that may appear in 2015.

*	The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by MML Advisers. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MML Advisers. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of the parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Managed Volatility Fund Largest Holdings (% of Net Assets) on 12/31/14

Apple, Inc.	3.6%
Exxon Mobil Corp.	2.1%
Microsoft Corp.	2.1%
Johnson & Johnson	1.6%
Berkshire Hathaway, Inc. Class B	1.5%
Wells Fargo & Co.	1.4%
General Electric Co.	1.4%
The Procter & Gamble Co.	1.3%
JP Morgan Chase & Co.	1.3%
Chevron Corp.	1.2%

17.5%

MML Managed Volatility Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	23.7%
Financial	16.7%
Technology	12.8%
Communications	12.3%
Consumer, Cyclical	10.1%
Industrial	10.0%
Energy	8.4%
Utilities	3.2%
Basic Materials	3.0%
Diversified	0.0%

Total Long-Term Investments	100.2%
Short-Term Investments and Other Assets and Liabilities	(0.2)%

Net Assets	100.0%

MML Managed Volatility Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Managed Volatility Fund Initial Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	4.41%	8.48%	4.49%
S&P 500 Index*	13.69%	15.45%	7.67%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%

Hypothetical Investments in MML Managed Volatility Fund Service Class, the S&P 500 Index, and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	4.14%	8.21%	4.69%
S&P 500 Index*	13.69%	15.45%	9.95%
Barclays U.S. Aggregate Bond Index	5.97%	4.45%	5.06%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the S&P 500 Index and the Barclays U.S. Aggregate Bond Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Growth Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer the potential for above-average earnings growth. Under normal circumstances, the Fund invests at least 80% of its net assets in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the subadviser expects to grow at a faster rate than the average company. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 13.27%, outpacing the 11.90% return of the Russell Midcap® Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 13.27% return outpaced the 9.77% return of the S&P MidCap 400® Index, a widely recognized, unmanaged index representative of common stocks of mid-capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Broadly speaking, stock selection accounted for the Fund’s outperformance during the year, and sector allocation was a secondary contributor. On the sector level, Fund holdings in consumer discretionary and health care stocks helped relative results, while industrials and business services holdings detracted.

Consumer discretionary proved to be the greatest contributor to relative performance, due to favorable stock selection. Among the outperforming Fund holdings were CarMax, Norwegian Cruise Line, and Marriott. CarMax, one of the largest U.S. car retailers, benefited as many more leased cars came on to the used vehicle market, increasing traffic and sales at the company’s stores. Norwegian Cruise Line’s shares rose as oil prices fell and the company revised its outlook upward for the Caribbean market. Hotel operator Marriott posted solid results and repurchased shares.

A strategic overweight position, relative to the benchmark, and beneficial stock choices made health care another area of relative strength in 2014. Fund holdings CareFusion and Puma Biotechnology were two key contributors. A leader in medication dispensing systems and infusion pumps, CareFusion benefited from the announcement that it would be acquired by the medical technology company Becton, Dickinson & Company. Puma Biotechnology, a developer and acquirer of innovative cancer therapies, received favorable trial results for a breast cancer drug that may also have future applications in the treatment of other forms of cancer. The stock rose, and the Fund exited the position after earning solid gains.

Fund holdings in industrials and business services underperformed their benchmark peers. A notable detractor here was DigitalGlobe, which provides geographic imagery collected by its network of proprietary satellites. Over the past year, delays in the launch of a new satellite led to a more muted outlook for the company.

Subadviser outlook

Our belief is that the U.S. economy could gain momentum in 2015. Monetary policy remains supportive even as the Federal Reserve has ended its monthly bond purchases; while fiscal policy, consumer spending, housing construction, business investment, and the labor market all seem poised to advance in coming months. Overall, we remain optimistic about the environment for equities, as we believe valuations still look attractive despite 2014’s strong performance. While unforeseen geopolitical events could destabilize markets, we do not expect a significant sell-off in the near term.

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Growth Fund Largest Holdings (% of Net Assets) on 12/31/14

CarMax, Inc.	2.0%
Fiserv, Inc.	2.0%
Pall Corp.	1.7%
Textron, Inc.	1.7%
CareFusion Corp.	1.6%
DENTSPLY International, Inc.	1.5%
Altera Corp.	1.5%
IHS, Inc. Class A	1.5%
Red Hat, Inc.	1.5%
Intuitive Surgical, Inc.	1.5%

16.5%

MML Mid Cap Growth Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	27.7%
Industrial	19.8%
Consumer, Cyclical	14.8%
Technology	10.4%
Financial	8.8%
Communications	8.7%
Mutual Funds	4.1%
Energy	3.6%
Basic Materials	2.1%
Utilities	0.1%

Total Long-Term Investments	100.1%
Short-Term Investments and Other Assets and Liabilities	(0.1)%

Net Assets	100.0%

MML Mid Cap Growth Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Growth Fund Initial Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	13.27%	17.38%	9.94%
Russell Midcap Growth Index*	11.90%	16.94%	8.52%
S&P MidCap 400 Index	9.77%	16.54%	8.66%

Hypothetical Investments in MML Mid Cap Growth Fund Service Class, the Russell Midcap Growth Index, and the S&P MidCap 400 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	12.93%	17.08%	11.80%
Russell Midcap Growth Index*	11.90%	16.94%	11.01%
S&P MidCap 400 Index	9.77%	16.54%	11.02%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Growth Index and the S&P MidCap 400 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital growth. Income is a secondary objective. The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of medium-size companies. The Fund’s subadviser is American Century Investment Management, Inc. (American Century).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 16.66%, exceeding the 14.75% return of Russell Midcap® Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund outperformed the benchmark in 2014, primarily due to security selection. In particular, selection among information technology, industrials, and energy companies contributed the most to relative results. On the other hand, the Fund’s security selection in the financials and materials sectors detracted from relative performance.

Merger and acquisition activity helped drive performance for several Fund holdings. In the consumer staples sector, holding Hillshire Brands’ share price appreciated when the company announced it was being acquired by Tyson Foods. Health care company CareFusion was another Fund holding that appreciated after accepting a buyout offer from Becton, Dickinson and Company at a nearly 30% premium to the price at which the stock was trading at the time of the offer. Lowe’s was also a top holding for the Fund amid strong home remodeling demand and better-than-expected margin improvement and long-term outlook.

In the energy sector, the Fund’s position in Apache Corporation, an oil and gas exploration and production company, declined as the price of crude oil plunged during the fourth quarter. Weaker-than-expected demand from overseas markets, higher-than-anticipated supply from North American shale formations, and the Organization of the Petroleum Exporting Countries’ (OPEC) unwillingness to curtail production in the wake of falling prices all drove weakness in the price of crude oil. Fund holding Constellium detracted, as an acquisition increased the debt burden of the global aluminum fabricator. Additionally, the company announced its intent to increase capacity over the next three years, which could limit the cash it may have available for capital improvements.

Derivatives do not play a substantial role in the investment process. Derivatives are securities that derive their value from the performance of one or more other investments and take the form of a contract between two or more parties. Most derivatives are used for hedging, speculation, or both. The total impact of derivatives on the Fund in 2014 was positive and contributed to the Fund’s return.

Subadviser outlook

Moving forward, we are cognizant of the sustainability of profit margins, emerging-market demand, and asset inflation driven by Federal Reserve policies. Interest rate changes continue to have significant impact within utilities, REITs, and other financials. In the energy sector, the Fund held an overweight position at year-end, as the risk/reward profiles of the Fund’s holdings there have improved during the commodity price sell-off. In the health care sector, we anticipate the potential for further benefits from the continued implementation of the Affordable Care Act.

As 2014 ended, we saw attractive opportunities in industrials, consumer staples, and energy, with other potential portfolio candidates in financials, consumer discretionary, and materials stocks.

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Republic Services, Inc.	2.9%
Northern Trust Corp.	2.9%
iShares Russell Midcap Value Index Fund	2.7%
Sysco Corp.	1.6%
Koninklijke Philips Electronics NV	1.6%
LifePoint Hospitals, Inc.	1.5%
Imperial Oil Ltd.	1.5%
The Laclede Group, Inc.	1.5%
Westar Energy, Inc.	1.5%
Edison International	1.5%

19.2%

MML Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	25.2%
Consumer, Non-cyclical	19.8%
Industrial	14.3%
Utilities	11.5%
Technology	8.3%
Consumer, Cyclical	7.0%
Energy	6.2%
Mutual Funds	2.7%
Communications	2.4%
Basic Materials	1.9%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Mid Cap Value Fund Initial Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	16.66%	16.21%	9.89%
Russell Midcap Value Index	14.75%	17.43%	8.40%

Hypothetical Investments in MML Mid Cap Value Fund Service Class and the Russell Midcap Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	16.33%	15.88%	12.15%
Russell Midcap Value Index	14.75%	17.43%	11.29%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell Midcap Value Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Cap Growth Equity Fund, and who are the Fund’s subadvisers?

The Fund seeks long-term capital appreciation by investing primarily in equity securities of smaller companies that the Fund’s subadvisers believe offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index. The Fund’s subadvisers are Wellington Management Company LLP (Wellington Management), which managed approximately 70% of the Fund’s portfolio; and Waddell & Reed Investment Management Company (Waddell & Reed), which was responsible for approximately 30% of the Fund’s portfolio, as of December 31, 2014.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class shares returned 5.92%, outperforming the 5.60% return of the Russell 2000 Growth Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. Similarly, the Fund’s 5.92% return exceeded the 4.89% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

The Fund’s Wellington Management component outperformed the benchmark for the period, as strong stock selection was the primary driver of full-year results. Selection was strongest in the consumer discretionary, energy, and materials sectors. This favorable security selection within these sectors was partially offset by weaker selection in the information technology and financials sectors. Underweight positioning in energy (relative to the benchmark), the weakest-performing sector in the benchmark, was a performance driver. Conversely, an underweight allocation to health care, the strongest-performing sector, detracted, as did an overweight stake in the underperforming materials sector. Top contributors to relative performance during the period included Athlon Energy, an exploration and production company in the energy sector focused on the Permian Basin. Athlon’s shares climbed after the company was acquired by natural gas producer Encana. Wellington Management sold the Fund component’s position during the period. Additionally, the share price of JetBlue Airways rose, as the U.S.-based airline carrier reported the hiring of a new CEO, positive company guidance throughout the year, and a reduction in fuel prices. Conversely, stocks that detracted most from the Fund’s relative returns included Web.com, which is an Internet service provider that declined due to increased competition in the company’s “do-it-for-me” web design and services business. The Fund component ultimately exited the position. In addition, shares of eHealth, an Internet-based health insurance agency in the financials sector, traded lower on concerns about the pace of growth in new subscribers to health plans under the Affordable Care Act.

Although the Fund’s Waddell & Reed component did not outperform the benchmark, numerous factors helped drive its positive absolute returns for the year. Relative underperformance was a result of stock selection and a few areas where sector weights, relative to the benchmark, worked against Fund returns. Specifically, two industries in the benchmark, semiconductors and biotechnology, experienced strong gains throughout the year, and the Fund component had minimal exposure to these sectors. Much of the relative underperformance occurred during the second quarter of 2014, and was attributed to the Fund component’s health care and energy holdings. In health care, an underweight position also hindered results, as this was a strong-performing sector during the year. One underperforming health care holding was Cyberonics, which develops, markets, and sells implantable medical devices. In energy, Dril-Quip, which designs, manufactures, sells, and services engineered offshore drilling and production equipment; and Carbo Ceramics, an oilfield services technology company the Fund eventually sold, both underperformed. Conversely, consumer-related securities generally fared well during the year and outperformed the benchmark. Examples of these holdings include Harman International – which develops, manufactures, and markets audio products, lighting solutions, electronic systems, and digitally integrated audio and infotainment systems for the automotive industry; and Hain Celestial Group, which markets, distributes, and sells organic and natural products. Both posted strong results for the year.

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

Looking ahead to the new year, Wellington Management has neither an overly positive nor an overly negative view of global growth. We cannot predict market outcomes, but we believe the news of low oil prices may do more to improve the market environment outlook than the actual economic impact of low oil prices. Additionally, the interconnected nature of global business means that although we concentrate on U.S. companies, we have to consider the global growth outlook to the extent that many domestic companies have a global footprint. We are working to “peel back the layers” and understand the true risk/reward prospects for each stock in this highly complex market environment, which is subject to policy uncertainty, social issues, and macro-economic dynamics.

According to Waddell & Reed, markets over the last six months of 2014 became more volatile, even as the domestic economy improved. OPEC’s decision to maintain oil production levels despite declining prices created turmoil in the energy markets and accelerated the downward price movement of the commodity. The impacts of this move are not yet fully realized, but we believe that producing nations will potentially see a dramatic decline in income, while consuming nations could experience meaningful savings. The stronger U.S. dollar has also created stress on emerging markets. Thus, we enter the new year with oil down 50% and low global interest rates accompanied by anemic growth outlooks for much of the world. We expect 2015 is likely to be more volatile, as some of these issues play out against a backdrop of anticipated Federal Reserve monetary tightening. Given this uncertainty, we feel confident in investing in higher-quality securities for the Fund, while providing strong diversification across different growth profiles.

MML Small Cap Growth Equity Fund Largest Holdings (% of Net Assets) on 12/31/14

Dexcom, Inc.	1.9%
Tyler Technologies, Inc.	1.7%
Panera Bread Co. Class A	1.6%
Virtusa Corp.	1.5%
Acadia Healthcare Co., Inc.	1.4%
PRA Group, Inc.	1.4%
Graphic Packaging Holding Co.	1.3%
Acuity Brands, Inc.	1.2%
ExamWorks Group, Inc.	1.2%
Cognex Corp.	1.1%

14.3%

MML Small Cap Growth Equity Fund Sector Table (% of Net Assets) on 12/31/14

Consumer, Non-cyclical	23.4%
Industrial	20.0%
Consumer, Cyclical	14.7%
Technology	14.6%
Financial	14.1%
Mutual Funds	11.9%
Communications	5.7%
Energy	3.9%
Basic Materials	2.9%
Utilities	0.4%
Diversified	0.1%

Total Long-Term Investments	111.7%
Short-Term Investments and Other Assets and Liabilities	(11.7)%

Net Assets	100.0%

MML Small Cap Growth Equity Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Growth Equity Fund Initial Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Ten Year Average Annual 1/1/05 - 12/31/14
Initial Class	5.92%	15.63%	8.90%
Russell 2000 Growth Index*	5.60%	16.80%	8.54%
Russell 2000 Index	4.89%	15.55%	7.77%

Hypothetical Investments in MML Small Cap Growth Equity Fund Service Class, the Russell 2000 Growth Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	5.62%	15.32%	10.25%
Russell 2000 Growth Index*	5.60%	16.80%	10.03%
Russell 2000 Index	4.89%	15.55%	9.14%

GROWTH OF $10,000 INVESTMENT FOR THE PAST 10 YEARS

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Growth Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small Company Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small Company Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term capital appreciation by investing primarily in equity securities that the Fund’s subadviser believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index. The Fund’s subadviser is T. Rowe Price Associates, Inc. (T. Rowe Price).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 0.47%, underperforming the 4.22% return of the Russell 2000 Value Index (the “benchmark”), a widely recognized, unmanaged index that measures the performance of those Russell 2000 Index companies (representing small-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Fund also lagged the 4.89% return of the Russell 2000 Index, a widely recognized, unmanaged index representative of common stocks of smaller capitalized U.S. companies.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Sector weightings and, to a lesser extent, stock selection, challenged the Fund in 2014, as a substantially underweight position in financials, relative to the benchmark, and a substantially overweight position in industrials and business services detracted from Fund performance. In industrials and business services, stock selection more than offset the detrimental effect of the overweight position. The opposite was true in the energy sector. While our energy stock choices for the Fund worked against returns, the Fund’s underweight position in this weakest-performing sector helped mitigate the damage.

The Fund’s consumer discretionary holdings significantly lagged their benchmark counterparts. Meritage and Ascent Capital Group were Fund holdings that were notable detractors. Meritage is the ninth-largest U.S. homebuilder and has a large presence in Florida, Texas, California, and Arizona. Despite measured growth in new home sales, months with anemic growth weighed heavily on homebuilders, and housing volumes remained at low levels. Ascent Capital Group provides security alarm monitoring to residential and business subscribers. Management reported underwhelming earnings in the firm’s most recent releases, pointing to an uptick in subscriber turnover, in part driven by integration issues with some of its security networks.

Stock selection in health care also detracted from the Fund’s relative performance, especially Momenta Pharmaceuticals, a biotechnology company with a diversified pipeline of complex generic, follow-on biologic, and novel drugs. Early in the period, the firm’s share price tumbled after rival Teva Pharmaceutical Industries benefited from the Supreme Court’s decision to review an appeal that indefinitely delayed the sale of Momenta’s generic version of Copaxone, a multiple sclerosis drug. A more recent court decision appears more favorable for Momenta to release its generic drug, but the launch date remained uncertain at year-end.

The industrials and business services sector proved to be a bright spot for the Fund, where Fund holding Alaska Air Group lifted performance. The Seattle-based airline primarily serves the West Coast region, Alaska, Hawaii, and Mexico. The company’s management has followed a carefully articulated strategy with good capital discipline, including cautious expansion, while ensuring that demand is in place. Despite recent focus on increased competition in the northwestern U.S., particularly from Delta, the firm continues to show strong revenues and has benefited from a more rationalized environment in the airline industry. In addition, the recent decline in oil prices may indicate a more favorable cost structure for the industry in the future.

Subadviser outlook

Although energy stocks are a small part of the small-cap value universe, the recent decline in oil prices has weighed particularly heavily on smaller oil producers and punished stocks in related industries – such as rail and barge transportation – that rely on energy industry spending. In our view, upcoming earnings reports may provide greater clarity on the broader effects of falling oil prices on smaller companies. We believe that energy-using firms and companies poised to benefit from healthier household budgets – resulting from lower prices at the pump – stand to benefit. In addition, the equally surprising decline in long-term

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

interest rates has had a large, positive effect on small-company value stocks, especially financials. As always, our focus remains on long-term performance.

MML Small Company Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Landstar System, Inc.	2.0%
Alaska Air Group, Inc.	1.9%
Home Bancshares, Inc.	1.8%
East West Bancorp, Inc.	1.8%
Aaron’s, Inc.	1.7%
ProAssurance Corp.	1.7%
Genesee & Wyoming, Inc. Class A	1.6%
West Pharmaceutical Services, Inc.	1.5%
SVB Financial Group	1.4%
AptarGroup, Inc.	1.3%

16.7%

MML Small Company Value Fund Sector Table (% of Net Assets) on 12/31/14

Industrial	25.5%
Financial	24.3%
Consumer, Cyclical	12.1%
Consumer, Non-cyclical	11.5%
Basic Materials	7.6%
Utilities	4.6%
Technology	4.2%
Mutual Funds	3.3%
Communications	3.0%
Energy	2.8%
Diversified	0.4%

Total Long-Term Investments	99.3%
Short-Term Investments and Other Assets and Liabilities	0.7%

Net Assets	100.0%

MML Small Company Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Company Value Fund Class II, Service Class I, the Russell 2000 Value Index, and the Russell 2000 Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 2/27/09 - 12/31/14
Class II	0.47%	12.71%	20.22%
Service Class I	0.24%	12.44%	19.92%
Russell 2000 Value Index*	4.22%	14.26%	21.70%
Russell 2000 Index	4.89%	15.55%	22.81%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Value Index and the Russell 2000 Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Small/Mid Cap Value Fund, and who is the Fund’s subadviser?

The Fund seeks long-term total return by investing primarily in securities that the Fund’s subadviser believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small- and mid-cap companies. The Fund’s subadviser is AllianceBernstein L.P. (AllianceBernstein).

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Initial Class Shares returned 9.45%, outperforming the 7.07% return of the Russell 2500TM Index (the “benchmark”), an unmanaged index that measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which measures the performance of the 3,000 largest U.S. companies based on market capitalization. The Fund also outpaced the 7.11% return of the Russell 2500 Value Index, an unmanaged index representative of common stocks of small- and mid-capitalization U.S. companies with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

Equity markets in the United States experienced strong gains in 2014, as a resilient economic recovery fueled earnings growth. Small-cap stocks saw strong gains in the fourth quarter, but underperformed their large-cap counterparts for the year, as a spike in volatility in September and October drove a sell-off in assets with perceived higher levels of risk.

Strong overall stock selection across most sectors contributed to Fund performance in 2014. An underweight position in the energy sector, relative to the benchmark, and an overweight position in consumer cyclicals also boosted the Fund’s returns. Conversely, stock selection in the energy sector was the leading detractor from relative performance for the year. Underweight positions in the financials, consumer growth, and utilities sectors also detracted.

During the year, a number of the Fund’s consumer-cyclical holdings rose, driven by company-level catalysts and a solid backdrop of consumer spending. Office stationery supplier Office Depot added to relative outperformance after reporting strong earnings for the third quarter of 2014, as the company continued to benefit from cost synergies following its merger with OfficeMax. Further, the company’s preliminary 2015 operating income outlook exceeded analysts’ expectations. Electronic Arts was another top performer. The video-game publisher improved profitability and beat earnings expectations amid continued cost controls and better-than-expected digital sales and overcame a slump caused by an industry transition toward a new generation of gaming platforms.

On the downside, continued weakness in the energy sector worked against shares of exploration and production companies. A number of the Fund’s energy holdings were affected, including Bill Barrett, Rosetta Resources, and SM Energy. All three companies were caught up in investor anxiety over how small energy companies, which are more dependent than their larger peers on current cash flow to increase production, would fare in an environment of lower oil prices.

Subadviser outlook

We believe that the sharp increase in investor anxiety seen in 2014, and the underperformance of smaller-capitalization stocks that resulted from it, have helped create a favorable climate for our deeper value style of investing for the Fund. We see the potential for significant opportunities in the smaller-cap market in the near term. Our research continues to identify a number of stocks that were dramatically oversold in spite of good company-level fundamentals

Looking ahead to 2015, we will continue to seek companies to add to the Fund that have the same combination of compelling valuation, strong free cash flows, and significant company-level catalysts as our current holdings. While the opportunities may range across a variety of sectors, areas with greater exposure to the economic cycle have, in our view, the most potential to offer promising prospects.

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

MML Small/Mid Cap Value Fund Largest Holdings (% of Net Assets) on 12/31/14

Office Depot, Inc.	1.9%
Bloomin’ Brands, Inc.	1.8%
Dean Foods Co.	1.7%
Electronic Arts, Inc.	1.5%
AECOM Technology Corp.	1.5%
Spirit AeroSystems Holdings, Inc. Class A	1.5%
American Financial Group, Inc.	1.5%
PNM Resources, Inc.	1.5%
Southwest Gas Corp.	1.5%
Westar Energy, Inc.	1.4%

15.8%

MML Small/Mid Cap Value Fund Sector Table (% of Net Assets) on 12/31/14

Financial	29.1%
Consumer, Cyclical	20.1%
Industrial	17.1%
Consumer, Non-cyclical	10.6%
Technology	8.0%
Utilities	6.8%
Communications	5.0%
Basic Materials	2.3%
Energy	2.0%

Total Long-Term Investments	101.0%
Short-Term Investments and Other Assets and Liabilities	(1.0)%

Net Assets	100.0%

MML Small/Mid Cap Value Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Small/Mid Cap Value Fund Initial Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 5/1/06 - 12/31/14
Initial Class	9.45%	16.14%	5.55%
Russell 2500 Index*	7.07%	16.36%	7.77%
Russell 2500 Value Index	7.11%	15.48%	6.96%

Hypothetical Investments in MML Small/Mid Cap Value Fund Service Class, the Russell 2500 Index, and the Russell 2500 Value Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Five Year Average Annual 1/1/10 - 12/31/14	Since Inception Average Annual 8/15/08 - 12/31/14
Service Class	9.16%	15.83%	10.64%
Russell 2500 Index*	7.07%	16.36%	10.43%
Russell 2500 Value Index	7.11%	15.48%	9.91%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

* Benchmark

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2500 Index and the Russell 2500 Value Index are unmanaged, do not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited)

What is the investment approach of MML Total Return Bond Fund (formerly known as MML PIMCO Total Return Fund), and who is the Fund’s subadviser?

The Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing, under normal circumstances, at least 80% of its total assets in a diversified portfolio of investment grade fixed income securities. Effective December 16, 2014, the name of this Fund changed from MML PIMCO Total Return Fund to MML Total Return Bond Fund, Metropolitan West Asset Management, LLC (MetWest) replaced Pacific Investment Management Company LLC (PIMCO) as the Fund’s subadviser, and the Fund’s investment strategy changed from investing, under normal circumstances, at least 65% of its total assets in a diversified portfolio of fixed income securities of varying maturities to the current investment approach described above.

How did the Fund perform during the 12 months ended December 31, 2014?

The Fund’s Class II shares returned 4.75%, underperforming the 5.97% return of the Barclays U.S. Aggregate Bond Index (the “benchmark”), an unmanaged index of fixed-rate investment-grade securities with at least one year to maturity, combining the Barclays U.S. Treasury Bond Index, the Barclays U.S. Government-Related Bond Index, the Barclays U.S. Corporate Bond Index, and the Barclays U.S. Securitized Bond Index.

For a discussion on the economic and market environment during the 12-month period ended December 31, 2014, please see the Economic and Market Overview, beginning on page 3.

Subadviser discussion of factors that contributed to the Fund’s performance

From January 1 through December 15, 2014, when PIMCO served as the Fund’s subadviser, tactical management of the Fund’s interest rate exposure detracted from Fund returns. In particular, an underweight position in longer-maturity U.S. bonds, relative to the benchmark, was negative for returns, as interest rates fell significantly in 2014. Conversely, the Fund’s non-U.S. interest-rate exposure, with tactical positioning in Spanish and Italian sovereign debt, helped support performance, as their yields continued to fall due to accommodative monetary policies and implicit support from the European Central Bank. (Bond prices move in the opposite direction of interest rates (or yields); when yields rise, the prices of existing bonds fall – and vice versa.) In emerging markets, tactical exposure to Mexican local debt contributed to Fund returns as rates declined.

The Fund’s position in Treasury Inflation-Protected Securities (TIPS) underperformed non-inflation-indexed Treasuries. Currency positioning, specifically U.S. dollar positions versus the euro and yen, contributed strongly to performance, as both currencies weakened relative to the U.S. dollar.

The Fund’s non-agency mortgage-backed securities (MBS) holdings benefited from the ongoing housing recovery and positive demand, which contributed to Fund performance. (Non-agency MBS are issued by private institutions that are not backed by government-sponsored entities.) An underweight position in investment-grade corporate bonds during the year was positive for returns, particularly in the fourth quarter. Additionally, an overweight stake in emerging-market bonds contributed, as their prices rose.

With respect to the Fund’s use of derivatives, holdings of pay fixed interest rate swaps on the long end of the U.S. nominal yield curve detracted from performance. (Pay fixed interest rate swaps are derivatives that allow counterparties to exchange streams of fixed interest rate payments for streams of floating interest rate payments.) Futures and options were also used to manage U.S. interest rate exposure. Exposure to Mexican debt was partially implemented through the use of interest rate swaps. Exposure to investment-grade corporate bonds included the use of basket credit default swaps. Additionally, the use of currency forwards to help obtain currency exposure added to the Fund’s full-year performance.

Between December 16, when MetWest became subadviser for the Fund, and the end of 2014, the Fund underperformed the benchmark due to many of the same factors that affected the previous subadviser late in the period.

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Subadviser outlook

MetWest believes that economic growth in the U.S. is picking up, and although not yet consistently robust, recent strength has the potential to continue. During 2014, the Federal Reserve (the “Fed”) began to normalize monetary policy with the conclusion of its asset purchase program. While our view is that there are potential challenges related to domestic growth, including continued weakness overseas, we believe the impact will be minimal and the Fed may begin increasing interest rates. Once the increases begin, we believe there could be upward pressure on rates, particularly if inflation appears. As a result, the Fund’s strategy continues to be largely influenced by our belief that interest rate pressures will heighten over time and that late-stage credit cycle dynamics, such as increased leverage and looser underwriting standards, warrant a cautious and selective investment strategy for the Fund.

MML Total Return Bond Fund Portfolio Characteristics (% of Net Assets) on 12/31/14

U.S. Treasury Obligations	34.1%
U.S. Government Agency Obligations and Instrumentalities	25.1%
Non-U.S. Government Agency Obligations	17.9%
Corporate Debt	17.4%
Municipal Obligations	0.8%
Preferred Stock	0.3%

Total Long-Term Investments	95.6%
Short-Term Investments and Other Assets and Liabilities	4.4%

Net Assets	100.0%

MML Total Return Bond Fund – Portfolio Manager Report (Unaudited) (Continued)

Growth of a $10,000 Investment

Hypothetical Investments in MML Total Return Bond Fund Class II and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 8/10/10 - 12/31/14
Class II	4.75%	3.27%
Barclays U.S. Aggregate Bond Index	5.97%	3.53%

Hypothetical Investments in MML Total Return Bond Fund Service Class I and the Barclays U.S. Aggregate Bond Index.

TOTAL RETURN	One Year 1/1/14 - 12/31/14	Since Inception Average Annual 5/1/12 - 12/31/14
Service Class I	4.43%	2.77%
Barclays U.S. Aggregate Bond Index	5.97%	2.45%

GROWTH OF $10,000 INVESTMENT SINCE INCEPTION

Performance data quoted represents past performance; past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by accessing the website www.massmutual.com.

Investors should note that the Fund is a professionally managed mutual fund, while the Barclays U.S. Aggregate Bond Index is unmanaged, does not incur expenses, and cannot be purchased directly by investors. Investors should read the Fund’s prospectus with regard to the Fund’s investment objective, risks, and charges and expenses in conjunction with these financial statements. The Fund’s return reflects changes in the net asset value per share without the deduction of any product charges (e.g., cost of insurance, mortality and expense risk charges, administrative fees, and CDSL). The inclusion of these charges would have reduced the performance shown here.

MML Blue Chip Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.6%

COMMON STOCK — 99.6%
Basic Materials — 3.9%
Chemicals — 3.9%
Ashland, Inc.	5,200	$622,752
Ecolab, Inc.	45,300	4,734,756
PPG Industries, Inc.	5,100	1,178,865
Praxair, Inc.	11,430	1,480,871
The Sherwin-Williams Co.	32,700	8,601,408

		16,618,652

Communications — 22.1%
Internet — 21.2%
Akamai Technologies, Inc. (a)	8,600	541,456
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	46,046	4,786,021
Amazon.com, Inc. (a)	52,950	16,433,033
Baidu, Inc. Sponsored ADR (Cayman Islands) (a)	45,500	10,372,635
Ctrip.com International Ltd. ADR (Cayman Islands) (a)	22,800	1,037,400
Facebook, Inc. Class A (a)	133,176	10,390,392
Google, Inc. Class A (a)	18,200	9,658,012
Google, Inc. Class C (a)	19,700	10,370,080
LinkedIn Corp. Class A (a)	13,000	2,986,230
NAVER Corp.	1,127	728,065
Netflix, Inc. (a)	9,000	3,074,490
The Priceline Group, Inc. (a)	11,000	12,542,310
Tencent Holdings Ltd.	257,000	3,687,522
Twitter, Inc. (a)	12,200	437,614
Vipshop Holdings Ltd. (a)	128,900	2,518,706

		89,563,966

Media — 0.6%
Discovery Communications, Inc. Series C (a)	5,750	193,890
Time Warner, Inc.	3,500	298,970
Twenty-First Century Fox Class A	2,900	111,374
The Walt Disney Co.	22,200	2,091,018

		2,695,252

Telecommunications — 0.3%
Softbank Corp.	17,200	1,023,610

		93,282,828

Consumer, Cyclical — 18.0%
Airlines — 1.8%
American Airlines Group, Inc.	135,600	7,272,228
Delta Air Lines, Inc.	2,800	137,732

		7,409,960

Apparel — 0.5%
Nike, Inc. Class B	18,940	1,821,081
Ralph Lauren Corp.	200	37,032

	Number of Shares	Value
VF Corp.	5,800	$434,420

		2,292,533

Auto Manufacturers — 0.4%
Tesla Motors, Inc. (a)	8,000	1,779,280

Automotive & Parts — 0.1%
Delphi Automotive PLC	7,900	574,488

Distribution & Wholesale — 0.0%
Fossil Group, Inc. (a)	1,200	132,888

Leisure Time — 0.4%
Carnival Corp.	10,100	457,833
Harley-Davidson, Inc.	2,000	131,820
Norwegian Cruise Line Holdings Ltd. (a)	11,200	523,712
Polaris Industries, Inc.	1,100	166,364
Royal Caribbean Cruises Ltd.	3,600	296,748

		1,576,477

Lodging — 3.2%
Hilton Worldwide Holdings, Inc. (a)	65,528	1,709,626
Las Vegas Sands Corp.	34,400	2,000,704
Marriott International, Inc. Class A	7,487	584,211
MGM Resorts International (a)	95,600	2,043,928
Starwood Hotels & Resorts Worldwide, Inc.	3,600	291,852
Wynn Macau Ltd.	330,000	922,101
Wynn Resorts Ltd.	39,400	5,861,144

		13,413,566

Retail — 11.6%
AutoZone, Inc. (a)	1,500	928,665
CarMax, Inc. (a)	14,500	965,410
Chipotle Mexican Grill, Inc. (a)	7,500	5,133,825
Costco Wholesale Corp.	19,400	2,749,950
CVS Health Corp.	37,100	3,573,101
Hanesbrands, Inc.	24,500	2,734,690
The Home Depot, Inc.	43,600	4,576,692
L Brands, Inc.	24,400	2,111,820
Lowe’s Cos., Inc.	97,100	6,680,480
Michael Kors Holdings Ltd. (a)	7,300	548,230
O’Reilly Automotive, Inc. (a)	25,300	4,873,286
PVH Corp.	900	115,353
Ross Stores, Inc.	26,700	2,516,742
Starbucks Corp.	78,800	6,465,540
Tiffany & Co.	5,000	534,300
Tractor Supply Co.	33,400	2,632,588
Walgreens Boots Alliance, Inc.	23,300	1,775,460

		48,916,132

		76,095,324

Consumer, Non-cyclical — 28.6%
Beverages — 0.2%
Constellation Brands, Inc. Class A (a)	5,200	510,484

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Keurig Green Mountain, Inc.	600	$79,437
Monster Beverage Corp. (a)	2,200	238,370
PepsiCo, Inc.	500	47,280

		875,571

Biotechnology — 7.8%
Alexion Pharmaceuticals, Inc. (a)	46,400	8,585,392
Biogen Idec, Inc. (a)	32,400	10,998,180
Celgene Corp. (a)	80,700	9,027,102
Regeneron Pharmaceuticals, Inc. (a)	6,500	2,666,625
Vertex Pharmaceuticals, Inc. (a)	14,900	1,770,120

		33,047,419

Commercial Services — 8.0%
MasterCard, Inc. Class A	125,400	10,804,464
McKesson Corp.	57,300	11,894,334
Visa, Inc. Class A	42,480	11,138,256

		33,837,054

Cosmetics & Personal Care — 0.4%
The Estee Lauder Cos., Inc. Class A	21,100	1,607,820

Health Care – Products — 2.0%
Becton, Dickinson & Co.	15,300	2,129,148
The Cooper Cos., Inc.	1,700	275,553
Covidien PLC	16,100	1,646,708
Intuitive Surgical, Inc. (a)	5,500	2,909,170
Stryker Corp.	14,930	1,408,347

		8,368,926

Health Care – Services — 1.8%
Anthem, Inc.	1,000	125,670
Thermo Fisher Scientific, Inc.	45,600	5,713,224
UnitedHealth Group, Inc.	15,400	1,556,786

		7,395,680

Pharmaceuticals — 8.4%
AbbVie, Inc.	1,200	78,528
Actavis PLC (a)	15,200	3,912,632
Allergan, Inc.	37,260	7,921,103
AmerisourceBergen Corp.	18,000	1,622,880
Cardinal Health, Inc.	28,100	2,268,513
Eli Lilly & Co.	11,600	800,284
Gilead Sciences, Inc. (a)	130,300	12,282,078
Perrigo Co. PLC	2,100	351,036
Pharmacyclics, Inc. (a)	19,000	2,322,940
Shire PLC Sponsored ADR (United Kingdom)	200	42,508
Valeant Pharmaceuticals International, Inc. (a)	26,900	3,849,659

		35,452,161

		120,584,631

Energy — 2.5%
Oil & Gas — 2.5%
Cimarex Energy Co.	3,300	349,800

	Number of Shares	Value
Concho Resources, Inc. (a)	17,400	$1,735,650
Continental Resources, Inc. (a)	7,400	283,864
EOG Resources, Inc.	280	25,779
EQT Corp.	36,700	2,778,190
Pioneer Natural Resources Co.	25,900	3,855,215
Range Resources Corp.	28,986	1,549,302

		10,577,800

Oil & Gas Services — 0.0%
Schlumberger Ltd.	600	51,246

		10,629,046

Financial — 7.7%
Banks — 0.9%
Northern Trust Corp.	6,700	451,580
State Street Corp.	40,000	3,140,000

		3,591,580

Diversified Financial — 4.6%
American Express Co.	25,650	2,386,476
Ameriprise Financial, Inc.	21,200	2,803,700
Citigroup, Inc.	2,300	124,453
IntercontinentalExchange, Inc.	10,350	2,269,651
Invesco Ltd.	76,700	3,031,184
Morgan Stanley	120,700	4,683,160
TD Ameritrade Holding Corp.	109,000	3,900,020

		19,198,644

Insurance — 0.3%
Marsh & McLennan Cos., Inc.	23,000	1,316,520

Real Estate Investment Trusts (REITS) — 1.9%
American Tower Corp.	82,370	8,142,275

		32,249,019

Industrial — 12.0%
Aerospace & Defense — 1.4%
The Boeing Co.	45,600	5,927,088

Machinery – Diversified — 1.4%
Flowserve Corp.	9,000	538,470
Roper Industries, Inc.	18,000	2,814,300
Wabtec Corp.	31,000	2,693,590

		6,046,360

Manufacturing — 3.3%
3M Co.	4,400	723,008
Danaher Corp.	127,660	10,941,739
Honeywell International, Inc.	11,800	1,179,056
Pall Corp.	8,000	809,680

		13,653,483

Metal Fabricate & Hardware — 1.7%
Precision Castparts Corp.	29,800	7,178,224

Transportation — 4.2%
Canadian Pacific Railway Ltd.	8,100	1,560,789
FedEx Corp.	21,400	3,716,324

The accompanying notes are an integral part of the financial statements.

MML Blue Chip Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
J.B. Hunt Transport Services, Inc.	13,300	$1,120,525
Kansas City Southern	27,300	3,331,419
Union Pacific Corp.	33,100	3,943,203
United Continental Holdings, Inc. (a)	61,800	4,133,802

		17,806,062

		50,611,217

Technology — 4.8%
Computers — 1.8%
Apple, Inc.	55,540	6,130,505
Cognizant Technology Solutions Corp. Class A (a)	7,200	379,152
IHS, Inc. Class A (a)	8,200	933,816

		7,443,473

Software — 3.0%
Autodesk, Inc. (a)	4,700	282,282
Electronic Arts, Inc. (a)	23,500	1,104,852
Fiserv, Inc. (a)	36,440	2,586,147
Intuit, Inc.	400	36,876
Microsoft Corp.	16,700	775,715
Red Hat, Inc. (a)	37,448	2,589,155
Salesforce.com, Inc. (a)	85,600	5,076,936
VMware, Inc. Class A (a)	3,800	313,576

		12,765,539

		20,209,012

TOTAL COMMON STOCK (Cost $270,594,666)		420,279,729

TOTAL EQUITIES (Cost $270,594,666)		420,279,729

MUTUAL FUNDS — 0.0%
Diversified Financial — 0.0%
T. Rowe Price Reserve Investment Fund	1,001	1,001

TOTAL MUTUAL FUNDS (Cost $1,001)		1,001

TOTAL LONG-TERM INVESTMENTS (Cost $270,595,667)		420,280,730

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 0.5%
Repurchase Agreement — 0.5%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$2,336,081	$2,336,081

TOTAL SHORT-TERM INVESTMENTS (Cost $2,336,081)		2,336,081

TOTAL INVESTMENTS — 100.1% (Cost $272,931,748) (c)		422,616,811

Other Assets/(Liabilities) — (0.1)%		(574,678)

NET ASSETS — 100.0%		$422,042,133

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $2,336,082. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $2,383,500.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	89.7%
Cayman Islands	5.6%
Ireland	1.4%
Canada	1.3%
Bermuda	0.8%
Japan	0.2%
Republic of Korea	0.2%
United Kingdom	0.1%
British Virgin Islands	0.1%
Panama	0.1%
Liberia	0.1%
Netherlands Antilles	0.0%

Total Long-Term Investments	99.6%
Short-Term Investments and Other Assets and Liabilities	0.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 92.9%

COMMON STOCK — 92.9%
Basic Materials — 5.4%
Chemicals — 1.1%
E.I. du Pont de Nemours & Co.	48,300	$3,571,302
Potash Corp. of Saskatchewan, Inc.	68,900	2,433,548

		6,004,850

Forest Products & Paper — 2.3%
International Paper Co.	133,800	7,169,004
MeadWestvaco Corp.	73,100	3,244,909
Rayonier, Inc.	72,400	2,022,856

		12,436,769

Iron & Steel — 0.9%
Nucor Corp.	91,900	4,507,695

Mining — 1.1%
Newmont Mining Corp.	106,000	2,003,400
Vulcan Materials Co.	62,300	4,094,979

		6,098,379

		29,047,693

Communications — 11.4%
Media — 3.7%
Cablevision Systems Corp. Class A	136,100	2,809,104
Comcast Corp. Class A	45,400	2,633,654
The New York Times Co. Class A	122,800	1,623,416
News Corp. Class A (a)	104,000	1,631,760
Pearson PLC	85,585	1,574,355
Time Warner, Inc.	81,433	6,956,007
The Walt Disney Co.	30,800	2,901,052

		20,129,348

Telecommunications — 7.7%
AT&T, Inc.	221,800	7,450,262
CenturyLink, Inc.	78,705	3,115,144
Cisco Systems, Inc.	193,900	5,393,329
Corning, Inc.	221,500	5,078,995
Harris Corp.	73,900	5,307,498
Motorola Solutions, Inc.	13,600	912,288
QUALCOMM, Inc.	74,500	5,537,585
Telefonica SA	155,467	2,223,795
Verizon Communications, Inc.	109,935	5,142,759
Vodafone Group PLC	332,563	1,139,514

		41,301,169

		61,430,517

Consumer, Cyclical — 8.1%
Auto Manufacturers — 1.1%
Ford Motor Co.	176,300	2,732,650
General Motors Co.	85,549	2,986,516

		5,719,166

	Number of Shares	Value
Automotive & Parts — 0.7%
Johnson Controls, Inc.	73,500	$3,552,990

Distribution & Wholesale — 0.7%
Genuine Parts Co.	35,900	3,825,863

Entertainment — 0.1%
The Madison Square Garden Co. Class A (a)	9,025	679,221

Home Furnishing — 0.1%
Whirlpool Corp.	3,700	716,838

Leisure Time — 1.0%
Carnival Corp.	119,300	5,407,869

Retail — 3.4%
Coach, Inc.	32,100	1,205,676
Kohl’s Corp.	99,400	6,067,376
Macy’s, Inc.	68,400	4,497,300
McDonald’s Corp.	14,600	1,368,020
Staples, Inc.	256,700	4,651,404
Tiffany & Co.	3,900	416,754

		18,206,530

Toys, Games & Hobbies — 1.0%
Mattel, Inc.	179,900	5,567,005

		43,675,482

Consumer, Non-cyclical — 11.3%
Agriculture — 1.1%
Archer-Daniels-Midland Co.	115,900	6,026,800

Beverages — 0.8%
PepsiCo, Inc.	45,700	4,321,392

Commercial Services — 0.4%
Western Union Co.	119,700	2,143,827

Cosmetics & Personal Care — 0.3%
Avon Products, Inc.	188,700	1,771,893

Foods — 1.2%
Campbell Soup Co.	58,500	2,574,000
ConAgra Foods, Inc.	16,600	602,248
Kellogg Co.	12,200	798,368
McCormick & Co., Inc.	30,300	2,251,290

		6,225,906

Health Care – Products — 1.7%
Johnson & Johnson	83,800	8,762,966

Health Care – Services — 0.7%
Quest Diagnostics, Inc.	55,100	3,695,006

Household Products — 0.8%
The Clorox Co.	42,400	4,418,504

Pharmaceuticals — 4.3%
Bristol-Myers Squibb Co.	113,000	6,670,390
GlaxoSmithKline PLC	111,995	2,396,139
Merck & Co., Inc.	119,800	6,803,442

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pfizer, Inc.	231,454	$7,209,792

		23,079,763

		60,446,057

Energy — 12.2%
Coal — 0.7%
CONSOL Energy, Inc.	111,000	3,752,910

Oil & Gas — 10.8%
Anadarko Petroleum Corp.	39,500	3,258,750
Apache Corp.	126,700	7,940,289
BP PLC Sponsored ADR (United Kingdom)	62,900	2,397,748
Chevron Corp.	90,400	10,141,072
ConocoPhillips	30,500	2,106,330
Diamond Offshore Drilling, Inc.	66,500	2,441,215
Exxon Mobil Corp.	102,000	9,429,900
Hess Corp.	95,000	7,012,900
Murphy Oil Corp.	90,100	4,551,852
Royal Dutch Shell PLC A Shares Sponsored ADR (United Kingdom)	105,200	7,043,140
Talisman Energy, Inc.	258,300	2,022,489

		58,345,685

Oil & Gas Services — 0.7%
Schlumberger Ltd.	42,600	3,638,466

		65,737,061

Financial — 19.0%
Banks — 9.9%
Bank of America Corp.	527,877	9,443,720
Bank of New York Mellon Corp.	3,600	146,052
Northern Trust Corp.	81,400	5,486,360
PNC Financial Services Group, Inc.	90,400	8,247,192
Regions Financial Corp.	192,900	2,037,024
SunTrust Banks, Inc.	139,800	5,857,620
U.S. Bancorp	221,300	9,947,435
Wells Fargo & Co.	218,300	11,967,206

		53,132,609

Diversified Financial — 3.7%
American Express Co.	61,300	5,703,352
JP Morgan Chase & Co.	231,100	14,462,238

		20,165,590

Insurance — 4.1%
The Chubb Corp.	26,900	2,783,343
Loews Corp.	86,000	3,613,720
Marsh & McLennan Cos., Inc.	137,800	7,887,672
MetLife, Inc.	67,900	3,672,711
Sun Life Financial, Inc.	61,700	2,224,902
Willis Group Holdings PLC	36,200	1,622,122

		21,804,470

	Number of Shares	Value
Real Estate Investment Trusts (REITS) — 1.3%
Digital Realty Trust, Inc.	39,400	$2,612,220
Weyerhaeuser Co.	125,242	4,494,935

		7,107,155

		102,209,824

Industrial — 13.2%
Aerospace & Defense — 1.1%
The Boeing Co.	45,700	5,940,086

Building Materials — 1.0%
Masco Corp.	132,500	3,339,000
USG Corp. (a)	72,200	2,020,878

		5,359,878

Electrical Components & Equipment — 1.1%
Emerson Electric Co.	92,000	5,679,160

Hand & Machine Tools — 0.9%
Stanley Black & Decker, Inc.	48,800	4,688,704

Machinery – Construction & Mining — 0.5%
Joy Global, Inc.	59,100	2,749,332

Machinery – Diversified — 1.4%
Deere & Co.	43,900	3,883,833
Flowserve Corp.	4,500	269,235
Xylem, Inc.	95,200	3,624,264

		7,777,332

Manufacturing — 6.0%
Eaton Corp. PLC	40,384	2,744,497
General Electric Co.	570,100	14,406,427
Honeywell International, Inc.	64,400	6,434,848
Illinois Tool Works, Inc.	90,200	8,541,940

		32,127,712

Transportation — 1.2%
United Parcel Service, Inc. Class B	56,600	6,292,222

		70,614,426

Technology — 5.8%
Computers — 1.9%
Apple, Inc.	31,700	3,499,046
Computer Sciences Corp.	42,700	2,692,235
International Business Machines Corp.	25,800	4,139,352

		10,330,633

Semiconductors — 2.6%
Analog Devices, Inc.	65,800	3,653,216
Applied Materials, Inc.	231,200	5,761,504
Texas Instruments, Inc.	84,000	4,491,060

		13,905,780

Software — 1.3%
CA, Inc.	46,600	1,418,970

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Microsoft Corp.	112,400	$5,220,980

		6,639,950

		30,876,363

Utilities — 6.5%
Electric — 5.2%
The AES Corp.	142,200	1,958,094
Duke Energy Corp.	84,633	7,070,241
Entergy Corp.	71,500	6,254,820
Exelon Corp.	128,700	4,772,196
FirstEnergy Corp.	95,200	3,711,848
Xcel Energy, Inc.	107,700	3,868,584

		27,635,783

Gas — 1.3%
NiSource, Inc.	167,800	7,118,076

		34,753,859

TOTAL COMMON STOCK (Cost $333,465,111)		498,791,282

TOTAL EQUITIES (Cost $333,465,111)		498,791,282

MUTUAL FUNDS — 2.3%
Diversified Financial — 2.3%
T. Rowe Price Reserve Investment Fund	12,272,716	12,272,716

TOTAL MUTUAL FUNDS (Cost $12,272,716)		12,272,716

TOTAL LONG-TERM INVESTMENTS (Cost $345,737,827)		511,063,998

	Principal Amount
SHORT-TERM INVESTMENTS — 4.9%
Repurchase Agreement — 4.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$26,234,024	26,234,024

TOTAL SHORT-TERM INVESTMENTS (Cost $26,234,024)		26,234,024

TOTAL INVESTMENTS — 100.1% (Cost $371,971,851) (c)		537,298,022

Other Assets/(Liabilities) — (0.1)%		(558,616)

NET ASSETS — 100.0%		$536,739,406

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $26,234,039. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $26,760,981.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 2.9%
Chemicals — 2.3%
Air Products & Chemicals, Inc.	4,646	$670,092
Airgas, Inc.	1,597	183,942
CF Industries Holdings, Inc.	1,173	319,689
The Dow Chemical Co.	26,542	1,210,581
E.I. du Pont de Nemours & Co.	21,683	1,603,241
Eastman Chemical Co.	3,611	273,930
Ecolab, Inc.	6,435	672,586
FMC Corp.	3,191	181,983
International Flavors & Fragrances, Inc.	1,894	191,976
LyondellBasell Industries NV Class A	9,969	791,439
Monsanto Co.	11,633	1,389,795
The Mosaic Co.	7,497	342,238
PPG Industries, Inc.	3,290	760,483
Praxair, Inc.	6,972	903,292
The Sherwin-Williams Co.	1,946	511,876
Sigma-Aldrich Corp.	2,839	389,710

		10,396,853

Forest Products & Paper — 0.2%
International Paper Co.	10,163	544,534
MeadWestvaco Corp.	3,890	172,677

		717,211

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,599	90,367
Nucor Corp.	7,621	373,810

		464,177

Mining — 0.3%
Alcoa, Inc.	28,086	443,478
Freeport-McMoRan, Inc.	24,790	579,094
Newmont Mining Corp.	11,681	220,771
Vulcan Materials Co.	3,211	211,059

		1,454,402

		13,032,643

Communications — 12.2%
Advertising — 0.1%
The Interpublic Group of Companies, Inc.	10,204	211,937
Omnicom Group, Inc.	5,970	462,496

		674,433

Internet — 4.5%
Akamai Technologies, Inc. (a)	4,296	270,476
Amazon.com, Inc. (a)	9,101	2,824,495
eBay, Inc. (a)	27,104	1,521,077

	Number of Shares	Value
Expedia, Inc.	2,372	$202,474
F5 Networks, Inc. (a)	1,754	228,836
Facebook, Inc. Class A (a)	50,105	3,909,192
Google, Inc. Class A (a)	6,834	3,626,530
Google, Inc. Class C (a)	6,827	3,593,733
Netflix, Inc. (a)	1,430	488,502
The Priceline Group, Inc. (a)	1,251	1,426,403
Symantec Corp.	16,466	422,435
TripAdvisor, Inc. (a)	2,611	194,937
VeriSign, Inc. (a)	2,559	145,863
Yahoo!, Inc. (a)	21,115	1,066,519

		19,921,472

Media — 3.6%
Cablevision Systems Corp. Class A	5,210	107,534
CBS Corp. Class B	11,357	628,496
Comcast Corp. Class A	61,705	3,579,507
DIRECTV (a)	11,965	1,037,366
Discovery Communications, Inc. Series A (a)	3,603	124,123
Discovery Communications, Inc. Series C (a)	6,652	224,305
Gannett Co., Inc.	5,453	174,114
The McGraw Hill Financial, Inc.	6,461	574,900
News Corp. Class A (a)	12,131	190,335
Nielsen NV	7,786	348,268
Scripps Networks Interactive Class A	2,422	182,304
Time Warner Cable, Inc.	6,724	1,022,452
Time Warner, Inc.	20,094	1,716,430
Twenty-First Century Fox Class A	44,441	1,706,757
Viacom, Inc. Class B	8,869	667,392
The Walt Disney Co.	37,383	3,521,105

		15,805,388

Telecommunications — 4.0%
AT&T, Inc.	124,360	4,177,253
CenturyLink, Inc.	13,597	538,169
Cisco Systems, Inc.	122,485	3,406,920
Corning, Inc.	30,775	705,671
Frontier Communications Corp.	23,509	156,805
Harris Corp.	2,518	180,843
Juniper Networks, Inc.	9,228	205,969
Level 3 Communications, Inc. (a)	6,777	334,648
Motorola Solutions, Inc.	5,086	341,169
QUALCOMM, Inc.	39,822	2,959,969
Verizon Communications, Inc.	99,477	4,653,534
Windstream Corp.	14,725	121,334

		17,782,284

		54,183,577

Consumer, Cyclical — 9.9%
Airlines — 0.4%
Delta Air Lines, Inc.	20,105	988,965

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Southwest Airlines Co.	16,344	$691,678

		1,680,643

Apparel — 0.6%
Nike, Inc. Class B	16,677	1,603,494
Ralph Lauren Corp.	1,429	264,594
Under Armour, Inc. Class A (a)	4,057	275,470
VF Corp.	8,345	625,040

		2,768,598

Auto Manufacturers — 0.7%
Ford Motor Co.	92,508	1,433,874
General Motors Co.	32,477	1,133,772
Paccar, Inc.	8,451	574,753

		3,142,399

Automotive & Parts — 0.4%
BorgWarner, Inc.	5,374	295,301
Delphi Automotive PLC	7,153	520,166
The Goodyear Tire & Rubber Co.	6,669	190,533
Johnson Controls, Inc.	15,887	767,978

		1,773,978

Distribution & Wholesale — 0.3%
Fastenal Co.	6,486	308,474
Fossil Group, Inc. (a)	1,050	116,277
Genuine Parts Co.	3,659	389,939
W.W. Grainger, Inc.	1,467	373,924

		1,188,614

Home Builders — 0.1%
D.R. Horton, Inc.	7,764	196,352
Lennar Corp. Class A	4,155	186,185
PulteGroup, Inc.	8,172	175,371

		557,908

Home Furnishing — 0.1%
Harman International Industries, Inc.	1,673	178,526
Whirlpool Corp.	1,856	359,581

		538,107

Housewares — 0.1%
Newell Rubbermaid, Inc.	6,550	249,490

Leisure Time — 0.2%
Carnival Corp.	10,727	486,255
Harley-Davidson, Inc.	5,127	337,920
Royal Caribbean Cruises Ltd.	3,976	327,742

		1,151,917

Lodging — 0.3%
Marriott International, Inc. Class A	5,163	402,869
Starwood Hotels & Resorts Worldwide, Inc.	4,217	341,872
Wyndham Worldwide Corp.	2,919	250,333
Wynn Resorts Ltd.	1,934	287,702

		1,282,776

	Number of Shares	Value
Retail — 6.5%
AutoNation, Inc. (a)	1,734	$104,751
AutoZone, Inc. (a)	777	481,048
Bed Bath & Beyond, Inc. (a)	4,506	343,222
Best Buy Co., Inc.	7,084	276,134
CarMax, Inc. (a)	5,107	340,024
Chipotle Mexican Grill, Inc. (a)	740	506,537
Coach, Inc.	6,494	243,915
Costco Wholesale Corp.	10,525	1,491,919
CVS Health Corp.	27,471	2,645,732
Darden Restaurants, Inc.	3,192	187,147
Dollar General Corp. (a)	7,214	510,030
Dollar Tree, Inc. (a)	4,935	347,325
Family Dollar Stores, Inc.	2,300	182,183
GameStop Corp. Class A	2,677	90,483
The Gap, Inc.	6,420	270,346
The Home Depot, Inc.	31,593	3,316,317
Kohl’s Corp.	4,845	295,739
L Brands, Inc.	5,956	515,492
Lowe’s Cos., Inc.	23,329	1,605,035
Macy’s, Inc.	8,271	543,818
McDonald’s Corp.	23,321	2,185,178
Michael Kors Holdings Ltd. (a)	4,963	372,721
Nordstrom, Inc.	3,328	264,210
O’Reilly Automotive, Inc. (a)	2,421	466,333
PetSmart, Inc.	2,339	190,149
PVH Corp.	1,988	254,802
Ross Stores, Inc.	4,972	468,661
Staples, Inc.	15,451	279,972
Starbucks Corp.	17,935	1,471,567
Target Corp.	15,278	1,159,753
Tiffany & Co.	2,651	283,286
The TJX Cos., Inc.	16,544	1,134,587
Tractor Supply Co.	3,265	257,347
Urban Outfitters, Inc. (a)	2,445	85,893
Wal-Mart Stores, Inc.	37,853	3,250,816
Walgreens Boots Alliance, Inc.	20,843	1,588,237
Yum! Brands, Inc.	10,496	764,634

		28,775,343

Textiles — 0.1%
Cintas Corp.	2,340	183,550
Mohawk Industries, Inc. (a)	1,492	231,797

		415,347

Toys, Games & Hobbies — 0.1%
Hasbro, Inc.	2,757	151,608
Mattel, Inc.	8,140	251,892

		403,500

		43,928,620

Consumer, Non-cyclical — 23.4%
Agriculture — 1.6%
Altria Group, Inc.	47,359	2,333,378

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Archer-Daniels-Midland Co.	15,401	$800,852
Lorillard, Inc.	8,591	540,718
Philip Morris International, Inc.	37,251	3,034,094
Reynolds American, Inc.	7,319	470,392

		7,179,434

Beverages — 2.2%
Brown-Forman Corp. Class B	3,738	328,346
The Coca-Cola Co.	94,470	3,988,523
Coca-Cola Enterprises, Inc.	5,274	233,216
Constellation Brands, Inc. Class A (a)	4,057	398,276
Dr. Pepper Snapple Group, Inc.	4,701	336,968
Keurig Green Mountain, Inc.	2,894	383,151
Molson Coors Brewing Co. Class B	3,778	281,536
Monster Beverage Corp. (a)	3,502	379,442
PepsiCo, Inc.	35,864	3,391,300

		9,720,758

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a)	4,773	883,148
Amgen, Inc.	18,215	2,901,467
Biogen Idec, Inc. (a)	5,662	1,921,966
Celgene Corp. (a)	19,159	2,143,126
Regeneron Pharmaceuticals, Inc. (a)	1,784	731,886
Vertex Pharmaceuticals, Inc. (a)	5,766	685,001

		9,266,594

Commercial Services — 2.3%
The ADT Corp.	4,143	150,101
Alliance Data Systems Corp. (a)	1,524	435,940
Automatic Data Processing, Inc.	11,581	965,508
Equifax, Inc.	2,874	232,420
H&R Block, Inc.	6,513	219,358
Iron Mountain, Inc.	4,451	172,076
MasterCard, Inc. Class A	23,469	2,022,089
McKesson Corp.	5,576	1,157,466
Moody’s Corp.	4,439	425,301
Paychex, Inc.	7,784	359,387
Quanta Services, Inc. (a)	5,069	143,909
Robert Half International, Inc.	3,333	194,581
Total System Services, Inc.	3,920	133,123
United Rentals, Inc. (a)	2,431	247,986
Visa, Inc. Class A	11,699	3,067,478
Western Union Co.	12,350	221,188

		10,147,911

Cosmetics & Personal Care — 1.8%
Avon Products, Inc.	10,651	100,013
Colgate-Palmolive Co.	20,505	1,418,741
The Estee Lauder Cos., Inc. Class A	5,339	406,832
The Procter & Gamble Co.	64,776	5,900,446

		7,826,032

Foods — 1.6%
Campbell Soup Co.	4,303	189,332

	Number of Shares	Value
ConAgra Foods, Inc.	10,271	$372,632
General Mills, Inc.	14,439	770,032
The Hershey Co.	3,592	373,317
Hormel Foods Corp.	3,209	167,189
The J.M. Smucker Co.	2,399	242,251
Kellogg Co.	6,027	394,407
Kraft Foods Group, Inc.	14,205	890,085
The Kroger Co.	11,833	759,797
McCormick & Co., Inc.	3,064	227,655
Mondelez International, Inc. Class A	40,224	1,461,137
Safeway, Inc.	5,585	196,145
Sysco Corp.	13,990	555,263
Tyson Foods, Inc. Class A	6,911	277,062
Whole Foods Market, Inc.	8,612	434,217

		7,310,521

Health Care – Products — 3.4%
Baxter International, Inc.	13,061	957,241
Becton, Dickinson & Co.	4,576	636,796
Boston Scientific Corp. (a)	32,043	424,570
C.R. Bard, Inc.	1,806	300,916
CareFusion Corp. (a)	4,924	292,190
Covidien PLC	10,872	1,111,988
Edwards Lifesciences Corp. (a)	2,542	323,800
Intuitive Surgical, Inc. (a)	875	462,822
Johnson & Johnson	67,094	7,016,020
Medtronic, Inc.	23,577	1,702,259
St. Jude Medical, Inc.	6,790	441,554
Stryker Corp.	7,135	673,044
Varian Medical Systems, Inc. (a)	2,393	207,018
Zimmer Holdings, Inc.	4,030	457,083

		15,007,301

Health Care – Services — 1.7%
Aetna, Inc.	8,460	751,502
Anthem, Inc.	6,462	812,079
Cigna Corp.	6,294	647,716
DaVita HealthCare Partners, Inc. (a)	4,057	307,277
Humana, Inc.	3,655	524,968
Laboratory Corporation of America Holdings (a)	1,974	212,995
Quest Diagnostics, Inc.	3,461	232,095
Tenet Healthcare Corp. (a)	2,326	117,858
Thermo Fisher Scientific, Inc.	9,603	1,203,160
UnitedHealth Group, Inc.	22,992	2,324,261
Universal Health Services, Inc. Class B	2,221	247,108

		7,381,019

Household Products — 0.3%
Avery Dennison Corp.	2,190	113,617
The Clorox Co.	3,134	326,594
Kimberly-Clark Corp.	8,929	1,031,657

		1,471,868

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 6.4%
Abbott Laboratories	36,093	$1,624,907
AbbVie, Inc.	38,186	2,498,892
Actavis PLC (a)	6,351	1,634,811
Allergan, Inc.	7,138	1,517,467
AmerisourceBergen Corp.	4,970	448,095
Bristol-Myers Squibb Co.	39,762	2,347,151
Cardinal Health, Inc.	7,913	638,816
DENTSPLY International, Inc.	3,342	178,028
Eli Lilly & Co.	23,452	1,617,953
Express Scripts Holding Co. (a)	17,585	1,488,922
Gilead Sciences, Inc. (a)	36,150	3,407,499
Hospira, Inc. (a)	3,976	243,530
Mallinckrodt PLC (a)	2,751	272,432
Mead Johnson Nutrition Co.	4,813	483,899
Merck & Co., Inc.	68,332	3,880,574
Mylan, Inc. (a)	8,919	502,764
Patterson Cos., Inc.	2,137	102,790
Perrigo Co. PLC	3,377	564,499
Pfizer, Inc.	150,850	4,698,978
Zoetis, Inc.	11,956	514,467

		28,666,474

		103,977,912

Diversified — 0.1%
Holding Company – Diversified — 0.1%
Leucadia National Corp.	7,682	172,230

Energy — 8.3%
Coal — 0.1%
CONSOL Energy, Inc.	5,456	184,467

Energy – Alternate Sources — 0.0%
First Solar, Inc. (a)	1,828	81,520

Oil & Gas — 6.3%
Anadarko Petroleum Corp.	12,193	1,005,923
Apache Corp.	9,111	570,986
Cabot Oil & Gas Corp.	9,942	294,383
Chesapeake Energy Corp.	12,218	239,106
Chevron Corp.	45,274	5,078,837
Cimarex Energy Co.	2,112	223,872
ConocoPhillips	29,519	2,038,582
Denbury Resources, Inc.	8,580	69,755
Devon Energy Corp.	9,162	560,806
Diamond Offshore Drilling, Inc.	1,713	62,884
Ensco PLC Class A	5,621	168,349
EOG Resources, Inc.	13,169	1,212,470
EQT Corp.	3,611	273,353
Exxon Mobil Corp.	101,487	9,382,473
Helmerich & Payne, Inc.	2,515	169,561
Hess Corp.	6,058	447,202
Marathon Oil Corp.	16,058	454,281
Marathon Petroleum Corp.	6,755	609,706
Murphy Oil Corp.	4,062	205,212

	Number of Shares	Value
Nabors Industries Ltd.	6,899	$89,549
Newfield Exploration Co. (a)	3,376	91,557
Noble Corp. PLC	6,201	102,751
Noble Energy, Inc.	8,551	405,574
Occidental Petroleum Corp.	18,585	1,498,137
Phillips 66	13,325	955,403
Pioneer Natural Resources Co.	3,575	532,139
QEP Resources, Inc.	4,024	81,365
Range Resources Corp.	3,959	211,609
Southwestern Energy Co. (a)	8,503	232,047
Tesoro Corp.	2,964	220,373
Valero Energy Corp.	12,588	623,106

		28,111,351

Oil & Gas Services — 1.2%
Baker Hughes, Inc.	10,371	581,502
Cameron International Corp. (a)	4,775	238,511
FMC Technologies, Inc. (a)	5,592	261,929
Halliburton Co.	20,278	797,534
National Oilwell Varco, Inc.	10,245	671,355
Schlumberger Ltd.	30,907	2,639,767
Transocean Ltd.	8,277	151,717

		5,342,315

Pipelines — 0.7%
Kinder Morgan, Inc.	40,776	1,725,233
ONEOK, Inc.	4,936	245,763
Spectra Energy Corp.	15,987	580,328
The Williams Cos., Inc.	16,038	720,748

		3,272,072

		36,991,725

Financial — 16.1%
Banks — 4.5%
Bank of America Corp.	252,017	4,508,584
Bank of New York Mellon Corp.	26,975	1,094,376
BB&T Corp.	17,152	667,041
Capital One Financial Corp.	13,259	1,094,530
Comerica, Inc.	4,363	204,363
Fifth Third Bancorp	19,749	402,386
Huntington Bancshares, Inc.	19,628	206,487
KeyCorp	20,322	282,476
M&T Bank Corp.	3,141	394,572
Northern Trust Corp.	5,477	369,150
PNC Financial Services Group, Inc.	12,643	1,153,421
Regions Financial Corp.	32,417	342,323
State Street Corp.	9,958	781,703
SunTrust Banks, Inc.	12,346	517,297
U.S. Bancorp	42,969	1,931,457
Wells Fargo & Co.	113,095	6,199,868
Zions Bancorp	4,952	141,182

		20,291,216

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 4.9%
Affiliated Managers Group, Inc. (a)	1,344	$285,251
American Express Co.	21,358	1,987,148
Ameriprise Financial, Inc.	4,382	579,519
BlackRock, Inc.	3,058	1,093,418
The Charles Schwab Corp.	27,699	836,233
Citigroup, Inc.	72,610	3,928,927
CME Group, Inc.	7,631	676,488
Discover Financial Services	10,859	711,156
E*TRADE Financial Corp. (a)	6,736	163,382
Franklin Resources, Inc.	9,383	519,537
The Goldman Sachs Group, Inc.	9,710	1,882,089
IntercontinentalExchange, Inc.	2,702	592,522
Invesco Ltd.	10,238	404,606
JP Morgan Chase & Co.	89,674	5,611,799
Legg Mason, Inc.	2,339	124,832
Morgan Stanley	36,499	1,416,161
The NASDAQ OMX Group, Inc.	2,919	139,995
Navient Corp.	9,814	212,081
T. Rowe Price Group, Inc.	6,152	528,211

		21,693,355

Insurance — 4.2%
ACE Ltd.	7,933	911,343
Aflac, Inc.	10,814	660,627
The Allstate Corp.	10,077	707,909
American International Group, Inc.	33,588	1,881,264
Aon PLC	6,824	647,120
Assurant, Inc.	1,723	117,905
Berkshire Hathaway, Inc. Class B (a)	43,694	6,560,654
The Chubb Corp.	5,645	584,088
Cincinnati Financial Corp.	3,504	181,612
Genworth Financial, Inc. Class A (a)	12,309	104,627
The Hartford Financial Services Group, Inc.	10,338	430,991
Lincoln National Corp.	6,175	356,112
Loews Corp.	7,232	303,889
Marsh & McLennan Cos., Inc.	12,999	744,063
MetLife, Inc.	27,257	1,474,331
Principal Financial Group, Inc.	6,450	335,013
The Progressive Corp.	12,663	341,775
Prudential Financial, Inc.	10,968	992,165
Torchmark Corp.	3,174	171,936
The Travelers Cos., Inc.	7,961	842,672
Unum Group	5,972	208,303
XL Group PLC	6,208	213,369

		18,771,768

Real Estate — 0.1%
CBRE Group, Inc. (a)	6,702	229,543

Real Estate Investment Trusts (REITS) — 2.3%
American Tower Corp.	9,560	945,006
Apartment Investment & Management Co. Class A	3,453	128,279

	Number of Shares	Value
AvalonBay Communities, Inc.	3,133	$511,901
Boston Properties, Inc.	3,712	477,697
Crown Castle International Corp.	7,967	627,003
Equity Residential	8,646	621,129
Essex Property Trust, Inc.	1,566	323,536
General Growth Properties, Inc.	14,915	419,559
HCP, Inc.	11,090	488,293
Health Care REIT, Inc.	7,889	596,961
Host Hotels & Resorts, Inc.	18,045	428,930
Kimco Realty Corp.	9,702	243,908
The Macerich Co.	3,376	281,592
Plum Creek Timber Co., Inc.	4,317	184,724
Prologis, Inc.	11,872	510,852
Public Storage	3,476	642,538
Simon Property Group, Inc.	7,434	1,353,806
Ventas, Inc.	7,112	509,930
Vornado Realty Trust	4,163	490,027
Weyerhaeuser Co.	12,509	448,948

		10,234,619

Savings & Loans — 0.1%
Hudson City Bancorp, Inc.	12,030	121,744
People’s United Financial, Inc.	7,564	114,821

		236,565

		71,457,066

Industrial — 9.8%
Aerospace & Defense — 2.0%
The Boeing Co.	15,887	2,064,992
General Dynamics Corp.	7,577	1,042,747
L-3 Communications Holdings, Inc.	2,064	260,497
Lockheed Martin Corp.	6,437	1,239,573
Northrop Grumman Corp.	4,831	712,041
Raytheon Co.	7,403	800,783
Rockwell Collins, Inc.	3,197	270,083
United Technologies Corp.	20,278	2,331,970

		8,722,686

Building Materials — 0.1%
Martin Marietta Materials, Inc.	1,477	162,943
Masco Corp.	8,355	210,546

		373,489

Electrical Components & Equipment — 0.3%
AMETEK, Inc.	5,942	312,727
Emerson Electric Co.	16,626	1,026,323

		1,339,050

Electronics — 0.6%
Agilent Technologies, Inc.	8,099	331,573
Allegion PLC	2,349	130,276
Amphenol Corp. Class A	7,358	395,934
FLIR Systems, Inc.	3,474	112,245
Garmin Ltd.	2,954	156,060
PerkinElmer, Inc.	2,826	123,581

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
TE Connectivity Ltd.	9,753	$616,877
Tyco International PLC	9,978	437,635
Waters Corp. (a)	2,031	228,934

		2,533,115

Engineering & Construction — 0.1%
Fluor Corp.	3,802	230,515
Jacobs Engineering Group, Inc. (a)	3,185	142,338

		372,853

Environmental Controls — 0.2%
Republic Services, Inc.	6,169	248,302
Stericycle, Inc. (a)	2,043	267,797
Waste Management, Inc.	10,128	519,769

		1,035,868

Hand & Machine Tools — 0.1%
Snap-on, Inc.	1,416	193,624
Stanley Black & Decker, Inc.	3,777	362,894

		556,518

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc.	14,537	1,330,572
Ingersoll-Rand PLC	6,345	402,209
Joy Global, Inc.	2,356	109,601

		1,842,382

Machinery – Diversified — 0.5%
Cummins, Inc.	4,077	587,781
Deere & Co.	8,544	755,888
Flowserve Corp.	3,209	191,994
Rockwell Automation, Inc.	3,247	361,066
Roper Industries, Inc.	2,379	371,957
Xylem, Inc.	4,284	163,092

		2,431,778

Manufacturing — 3.4%
3M Co.	15,369	2,525,434
Danaher Corp.	14,686	1,258,737
Dover Corp.	3,935	282,218
Eaton Corp. PLC	11,340	770,666
General Electric Co.	240,780	6,084,511
Honeywell International, Inc.	18,758	1,874,299
Illinois Tool Works, Inc.	8,585	813,000
Leggett & Platt, Inc.	3,276	139,590
Pall Corp.	2,523	255,353
Parker Hannifin Corp.	3,546	457,257
Pentair PLC	4,497	298,691
Textron, Inc.	6,730	283,400

		15,043,156

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp.	3,419	823,569

Packaging & Containers — 0.1%
Ball Corp.	3,270	222,916
Owens-Illinois, Inc. (a)	4,008	108,176

	Number of Shares	Value
Sealed Air Corp.	5,155	$218,726

		549,818

Transportation — 1.8%
American ExpressNorfolk Southern Corp.	7,376	808,483
C.H. Robinson Worldwide, Inc.	3,529	264,287
CSX Corp.	23,830	863,361
Expeditors International of Washington, Inc.	4,555	203,199
FedEx Corp.	6,326	1,098,573
Kansas City Southern	2,623	320,085
Ryder System, Inc.	1,306	121,262
Union Pacific Corp.	21,310	2,538,660
United Parcel Service, Inc. Class B	16,680	1,854,316

		8,072,226

		43,696,508

Technology — 12.5%
Computers — 6.0%
Accenture PLC Class A	15,054	1,344,473
Apple, Inc.	140,531	15,511,812
Cognizant Technology Solutions Corp. Class A (a)	14,689	773,523
Computer Sciences Corp.	3,357	211,659
EMC Corp.	48,768	1,450,360
Hewlett-Packard Co.	44,784	1,797,182
International Business Machines Corp.	22,056	3,538,665
NetApp, Inc.	7,535	312,326
SanDisk Corp.	5,333	522,527
Seagate Technology PLC	7,912	526,148
Teradata Corp. (a)	3,764	164,411
Western Digital Corp.	5,252	581,396

		26,734,482

Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc.	4,673	113,881
Xerox Corp.	25,595	354,747

		468,628

Semiconductors — 2.4%
Altera Corp.	7,209	266,300
Analog Devices, Inc.	7,489	415,789
Applied Materials, Inc.	29,085	724,798
Avago Technologies Ltd.	6,081	611,688
Broadcom Corp. Class A	12,840	556,357
Intel Corp.	115,827	4,203,362
KLA-Tencor Corp.	4,004	281,561
Lam Research Corp.	3,836	304,348
Linear Technology Corp.	5,806	264,754
Microchip Technology, Inc.	4,693	211,701
Micron Technology, Inc. (a)	25,852	905,079
NVIDIA Corp.	12,551	251,648

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Texas Instruments, Inc.	25,220	$1,348,387
Xilinx, Inc.	6,316	273,420

		10,619,192

Software — 4.0%
Adobe Systems, Inc. (a)	11,403	828,998
Autodesk, Inc. (a)	5,420	325,525
CA, Inc.	7,766	236,475
Cerner Corp. (a)	7,225	467,169
Citrix Systems, Inc. (a)	3,798	242,312
The Dun & Bradstreet Corp.	817	98,824
Electronic Arts, Inc. (a)	7,380	346,971
Fidelity National Information Services, Inc.	6,784	421,965
Fiserv, Inc. (a)	5,859	415,813
Intuit, Inc.	6,882	634,452
Microsoft Corp.	197,530	9,175,268
Oracle Corp.	77,545	3,487,199
Red Hat, Inc. (a)	4,472	309,194
Salesforce.com, Inc. (a)	14,069	834,432

		17,824,597

		55,646,899

Utilities — 3.2%
Electric — 2.9%
The AES Corp.	16,050	221,009
Ameren Corp.	5,851	269,907
American Electric Power Co., Inc.	11,645	707,084
CenterPoint Energy, Inc.	10,138	237,533
CMS Energy Corp.	6,604	229,489
Consolidated Edison, Inc.	6,970	460,090
Dominion Resources, Inc.	14,039	1,079,599
DTE Energy Co.	4,273	369,059
Duke Energy Corp.	17,012	1,421,182
Edison International	7,777	509,238
Entergy Corp.	4,282	374,589
Exelon Corp.	20,487	759,658
FirstEnergy Corp.	9,962	388,418
Integrys Energy Group, Inc.	1,850	144,023
NextEra Energy, Inc.	10,503	1,116,364
Northeast Utilities	7,751	414,834
NRG Energy, Inc.	8,262	222,661
Pepco Holdings, Inc.	6,057	163,115
PG&E Corp.	11,430	608,533
Pinnacle West Capital Corp.	2,700	184,437
PPL Corp.	15,833	575,213
Public Service Enterprise Group, Inc.	12,058	499,322
SCANA Corp.	3,400	205,360
The Southern Co.	21,686	1,064,999
TECO Energy, Inc.	5,672	116,219
Wisconsin Energy Corp.	5,358	282,581
Xcel Energy, Inc.	12,023	431,866

		13,056,382

	Number of Shares	Value
Gas — 0.3%
AGL Resources, Inc.	2,834	$154,482
NiSource, Inc.	7,615	323,028
Sempra Energy	5,509	613,482

		1,090,992

		14,147,374

TOTAL COMMON STOCK (Cost $234,931,886)		437,234,554

TOTAL EQUITIES (Cost $234,931,886)		437,234,554

TOTAL LONG-TERM INVESTMENTS (Cost $234,931,886)		437,234,554

	Principal Amount
SHORT-TERM INVESTMENTS — 1.7%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$6,242,699	6,242,699

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/15	344,097	344,097

U.S. Treasury Bills — 0.2%
U.S. Treasury Bill (c) 0.000% 4/30/15	605,000	604,911

TOTAL SHORT-TERM INVESTMENTS (Cost $7,191,717)		7,191,707

TOTAL INVESTMENTS — 100.1% (Cost $242,123,603) (d)		444,426,261

Other Assets/(Liabilities) — (0.1)%		(237,148)

NET ASSETS — 100.0%		$444,189,113

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $6,242,703. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $6,369,483.
(c)	A portion of this security is held as collateral for open futures contracts. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Focused Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 91.1%

COMMON STOCK — 91.1%
Basic Materials — 4.7%
Mining — 4.7%
Glencore PLC ADR (United Kingdom)	852,000	$7,863,960

Communications — 4.4%
Internet — 4.4%
Amazon.com, Inc. (a)	23,700	7,355,295

Consumer, Cyclical — 22.9%
Apparel — 5.0%
Ralph Lauren Corp.	45,500	8,424,780

Auto Manufacturers — 6.1%
General Motors Co.	291,000	10,158,810

Entertainment — 0.2%
Penn National Gaming, Inc. (a)	25,500	350,115

Lodging — 2.6%
Starwood Hotels & Resorts Worldwide, Inc.	54,000	4,377,780

Retail — 9.0%
CarMax, Inc. (a)	73,000	4,860,340
Family Dollar Stores, Inc.	48,500	3,841,685
Tiffany & Co.	59,000	6,304,740

		15,006,765

		38,318,250

Consumer, Non-cyclical — 4.0%
Commercial Services — 4.0%
Visa, Inc. Class A	26,000	6,817,200

Energy — 3.7%
Oil & Gas Services — 3.7%
National Oilwell Varco, Inc.	94,000	6,159,820

Financial — 34.7%
Banks — 6.6%
Wells Fargo & Co.	201,000	11,018,820

Diversified Financial — 14.1%
BlackRock, Inc.	21,000	7,508,760
Franklin Resources, Inc.	142,000	7,862,540
JP Morgan Chase & Co.	131,000	8,197,980

		23,569,280

Insurance — 10.1%
American International Group, Inc.	168,000	9,409,680
Aon PLC	79,500	7,538,985

		16,948,665

Real Estate — 3.9%
CBRE Group, Inc. (a)	192,000	6,576,000

		58,112,765

	Number of Shares	Value
Technology — 16.7%
Computers — 6.2%
Apple, Inc.	94,500	$10,430,910

Semiconductors — 10.5%
Applied Materials, Inc.	237,500	5,918,500
Intel Corp.	322,000	11,685,380

		17,603,880

		28,034,790

TOTAL COMMON STOCK (Cost $109,594,456)		152,662,080

TOTAL EQUITIES (Cost $109,594,456)		152,662,080

TOTAL LONG-TERM INVESTMENTS (Cost $109,594,456)		152,662,080

	Principal Amount
SHORT-TERM INVESTMENTS — 8.9%
Repurchase Agreement — 8.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$14,833,373	14,833,373

TOTAL SHORT-TERM INVESTMENTS (Cost $14,833,373)		14,833,373

TOTAL INVESTMENTS — 100.0% (Cost $124,427,829) (c)		167,495,453

Other Assets/(Liabilities) — (0.0)%		(657)

NET ASSETS — 100.0%		$167,494,796

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $14,833,381. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $15,132,287.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	81.9%
United Kingdom	9.2%

Total Long-Term Investments	91.1%
Short-Term Investments and Other Assets and Liabilities	8.9%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 92.2%

COMMON STOCK — 92.2%
Basic Materials — 3.5%
Chemicals — 1.7%
Akzo Nobel NV	85,140	$5,904,005

Iron & Steel — 1.2%
POSCO ADR (Republic of Korea)	62,311	3,976,065

Mining — 0.6%
Mining and Metallurgical Company Norilsk Nickel OJSC ADR (Russia)	145,469	2,057,902

		11,937,972

Communications — 10.5%
Internet — 0.5%
Trend Micro, Inc. (a) (b)	57,300	1,567,719

Media — 1.7%
Sky PLC	236,950	3,297,923
Vivendi SA	102,472	2,556,180

		5,854,103

Telecommunications — 8.3%
China Mobile Ltd.	278,500	3,278,945
China Telecom Corp. Ltd. Class H	9,487,643	5,526,445
Singapore Telecommunications Ltd.	1,468,000	4,309,120
Singapore Telecommunications Ltd.	9,000	26,399
Telefonaktiebolaget LM Ericsson Sponsored ADR (Sweden)	133,854	1,619,633
Telefonica SA Sponsored ADR (Spain) (a)	342,946	4,873,263
Telenor ASA	219,076	4,417,309
Vodafone Group PLC Sponsored ADR (United Kingdom)	117,731	4,022,868

		28,073,982

		35,495,804

Consumer, Cyclical — 10.7%
Airlines — 1.3%
Deutsche Lufthansa AG	109,680	1,836,786
Qantas Airways Ltd. (b)	1,338,026	2,594,437

		4,431,223

Auto Manufacturers — 3.2%
Nissan Motor Co. Ltd.	484,670	4,221,593
Toyota Motor Corp. Sponsored ADR (Japan) (a)	52,174	6,546,794

		10,768,387

Automotive & Parts — 2.6%
Cie Generale des Etablissements Michelin Class B	57,150	5,181,357
Hyundai Mobis	8,167	1,738,234

	Number of Shares	Value
Weichai Power Co. Ltd. Class H	445,000	$1,861,977

		8,781,568

Distribution & Wholesale — 0.7%
ITOCHU Corp. (a)	226,800	2,424,869

Retail — 2.9%
Kingfisher PLC	849,174	4,474,816
Marks & Spencer Group PLC	713,110	5,265,066

		9,739,882

		36,145,929

Consumer, Non-cyclical — 17.0%
Beverages — 1.0%
Suntory Beverage & Food Ltd.	92,300	3,186,915

Foods — 2.0%
Metro AG (b)	83,660	2,561,370
Tesco PLC	921,960	2,682,833
Unilever PLC	40,607	1,649,487

		6,893,690

Health Care – Products — 1.1%
Getinge AB Class B	104,690	2,377,913
QIAGEN NV (b)	56,400	1,320,783

		3,698,696

Pharmaceuticals — 12.9%
Bayer AG	46,460	6,351,519
GlaxoSmithKline PLC	262,834	5,623,347
Merck KGaA	52,820	5,010,799
Novartis AG	53,730	4,941,413
Roche Holding AG	27,490	7,450,902
Sanofi	96,808	8,822,687
Teva Pharmaceutical Industries Ltd. Sponsored ADR (Israel)	96,515	5,550,578

		43,751,245

		57,530,546

Diversified — 1.8%
Holding Company – Diversified — 1.8%
Hutchison Whampoa Ltd.	214,291	2,456,082
Noble Group Ltd.	4,245,000	3,644,278

		6,100,360

Energy — 9.2%
Coal — 0.5%
China Shenhua Energy Co. Ltd. Class H	589,000	1,730,806

Oil & Gas — 7.5%
BP PLC	447,764	2,843,185
ENI SpA	226,188	3,950,421
Galp Energia SGPS SA	228,470	2,311,417
Kunlun Energy Co. Ltd	1,582,000	1,504,166

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Petroleo Brasileiro SA Sponsored ADR (Brazil)	149,705	$1,134,764
Repsol YPF SA (a)	66,292	1,232,246
Royal Dutch Shell PLC Class A	2,327	77,132
Royal Dutch Shell PLC Class B	115,344	3,962,520
StatoilHydro ASA	90,840	1,591,920
Talisman Energy, Inc.	329,600	2,581,649
Total SA	81,812	4,218,163

		25,407,583

Oil & Gas Services — 1.2%
Petrofac Ltd.	145,480	1,577,826
SBM Offshore NV (a) (b)	113,458	1,345,456
Technip SA	21,630	1,291,607

		4,214,889

		31,353,278

Financial — 24.2%
Banks — 11.6%
Barclays PLC	718,340	2,700,601
BNP Paribas	104,870	6,162,611
Credit Agricole SA	182,370	2,344,493
DBS Group Holdings, Ltd.	336,479	5,196,055
HSBC Holdings PLC	638,400	6,069,491
ICICI Bank Ltd. Sponsored ADR (India)	295,980	3,418,569
Intesa Sanpaolo SpA	616,558	1,783,604
KB Financial Group, Inc. Sponsored ADR (Republic of Korea) (b)	77,128	2,515,915
Lloyds Banking Group PLC (b)	3,388,610	4,001,495
Standard Chartered PLC	115,880	1,737,853
UniCredit SpA	529,182	3,372,746

		39,303,433

Diversified Financial — 3.0%
Credit Suisse Group	187,101	4,690,402
Deutsche Boerse AG	48,890	3,503,655
Hana Financial Group, Inc.	64,829	1,872,809

		10,066,866

Insurance — 8.9%
AIA Group Ltd.	485,200	2,662,447
Aviva PLC	640,135	4,796,640
AXA SA	218,877	5,055,300
China Life Insurance Co. Ltd.	1,170,000	4,566,862
ING Groep NV (b)	379,570	4,914,525
Muenchener Rueckversicherungs AG	13,330	2,670,556
NN Group NV (b)	60,400	1,799,770
Swiss Re AG	43,490	3,638,952

		30,105,052

Real Estate — 0.7%
Cheung Kong Holdings	155,215	2,593,926

		82,069,277

	Number of Shares	Value
Industrial — 11.1%
Aerospace & Defense — 1.8%
BAE Systems PLC	478,060	$3,489,853
Embraer SA Sponsored ADR (Brazil)	69,148	2,548,795

		6,038,648

Building Materials — 3.5%
Compagnie de Saint-Gobain	79,190	3,333,842
CRH PLC	175,942	4,233,039
HeidelbergCement AG	59,410	4,226,326

		11,793,207

Electronics — 0.7%
Koninklijke Philips Electronics NV	81,700	2,372,172

Manufacturing — 2.4%
Konica Minolta Holdings, Inc.	198,300	2,138,977
Nikon Corp. (a)	149,600	1,986,392
Siemens AG	35,836	4,064,168

		8,189,537

Packaging & Containers — 0.7%
Rexam PLC	328,794	2,311,519

Transportation — 2.0%
China South Locomotive and Rolling Stock Corp. Ltd. Class H	1,616,100	2,175,738
Deutsche Post AG	54,651	1,788,106
TNT Express NV	461,170	3,063,946

		7,027,790

		37,732,873

Technology — 4.2%
Semiconductors — 3.8%
Infineon Technologies AG	294,047	3,152,491
Samsung Electronics Co., Ltd.	6,211	7,465,945
Taiwan Semiconductor Manufacturing Co. Ltd.	516,275	2,278,183

		12,896,619

Software — 0.4%
SAP AG Sponsored ADR (Germany) (a)	18,239	1,270,346
Software AG (a)	8,423	205,802

		1,476,148

		14,372,767

TOTAL COMMON STOCK (Cost $287,795,058)		312,738,806

TOTAL EQUITIES (Cost $287,795,058)		312,738,806

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
RIGHTS — 0.0%
Energy — 0.0%
Oil & Gas — 0.0%
Repsol SA, Expires 1/08/15 (a) (b)	66,292	$36,659

TOTAL RIGHTS (Cost $38,259)		36,659

MUTUAL FUNDS — 4.4%
Diversified Financial — 4.4%
State Street Navigator Securities Lending Prime Portfolio (c)	15,029,374	15,029,374

TOTAL MUTUAL FUNDS (Cost $15,029,374)		15,029,374

TOTAL LONG-TERM INVESTMENTS (Cost $302,862,691)		327,804,839

	Principal Amount
SHORT-TERM INVESTMENTS — 3.7%
Repurchase Agreement — 3.7%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$12,369,870	12,369,870

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	91,418	91,418

TOTAL SHORT-TERM INVESTMENTS (Cost $12,461,288)		12,461,288

TOTAL INVESTMENTS — 100.3% (Cost $315,323,979) (e)		340,266,127

Other Assets/(Liabilities) — (0.3)%		(1,132,320)

NET ASSETS — 100.0%		$339,133,807

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $14,529,340 or 4.28% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $12,369,877. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $12,617,331.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United Kingdom	17.4%
France	11.5%
Germany	10.8%
Japan	6.5%
Switzerland	6.1%
Netherlands	6.1%
Republic of Korea	5.2%
China	4.7%
United States	4.4%
Hong Kong	3.1%
Singapore	2.8%
Italy	2.7%
Spain	1.8%
Norway	1.8%
Israel	1.6%
Bermuda	1.5%
Ireland	1.2%
Sweden	1.2%
Brazil	1.1%
India	1.0%
Australia	0.8%
Canada	0.8%
Portugal	0.7%
Taiwan	0.7%
Russia	0.6%
Channel Islands	0.5%

Total Long-Term Investments	96.6%
Short-Term Investments and Other Assets and Liabilities	3.4%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 1.1%
Chemicals — 1.1%
The Sherwin-Williams Co.	9,000	$2,367,360

Communications — 19.0%
Internet — 9.0%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	15,099	1,569,390
Expedia, Inc.	12,809	1,093,376
F5 Networks, Inc. (a)	23,717	3,094,239
Facebook, Inc. Class A (a)	51,300	4,002,426
Google, Inc. Class A (a)	1,414	750,353
Google, Inc. Class C (a)	9,731	5,122,399
IAC/InterActiveCorp	7,080	430,393
The Priceline Group, Inc. (a)	1,573	1,793,550
Yahoo!, Inc. (a)	20,875	1,054,396

		18,910,522

Media — 3.1%
Comcast Corp. Class A	55,966	3,246,588
DIRECTV (a)	16,338	1,416,505
Discovery Communications, Inc. Series A (a)	15,657	539,384
Discovery Communications, Inc. Series C (a)	6,017	202,893
Scripps Networks Interactive Class A	13,053	982,499

		6,387,869

Telecommunications — 6.9%
Cisco Systems, Inc.	156,493	4,352,853
QUALCOMM, Inc.	60,979	4,532,569
Verizon Communications, Inc.	120,668	5,644,849

		14,530,271

		39,828,662

Consumer, Cyclical — 10.9%
Home Builders — 0.8%
PulteGroup, Inc.	79,277	1,701,284

Lodging — 1.4%
Wyndham Worldwide Corp.	25,026	2,146,230
Wynn Resorts Ltd.	5,695	847,188

		2,993,418

Retail — 8.7%
Advance Auto Parts, Inc.	5,270	839,406
Chipotle Mexican Grill, Inc. (a)	1,280	876,173
Costco Wholesale Corp.	14,373	2,037,373
CVS Health Corp.	28,948	2,787,982
The Home Depot, Inc.	45,935	4,821,797
Lowe’s Cos., Inc.	33,977	2,337,617
O’Reilly Automotive, Inc. (a)	12,554	2,418,151

	Number of Shares	Value
The TJX Cos., Inc.	29,484	$2,022,013

		18,140,512

		22,835,214

Consumer, Non-cyclical — 25.3%
Agriculture — 0.9%
Philip Morris International, Inc.	23,552	1,918,310

Beverages — 2.0%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	19,152	2,151,153
Keurig Green Mountain, Inc.	4,282	566,915
Monster Beverage Corp. (a)	13,075	1,416,676

		4,134,744

Biotechnology — 5.1%
Amgen, Inc.	23,053	3,672,112
Biogen Idec, Inc. (a)	4,666	1,583,874
Celgene Corp. (a)	28,118	3,145,279
Vertex Pharmaceuticals, Inc. (a)	19,916	2,366,021

		10,767,286

Commercial Services — 2.8%
Alliance Data Systems Corp. (a)	3,602	1,030,352
Paychex, Inc.	34,550	1,595,173
Visa, Inc. Class A	12,253	3,212,737

		5,838,262

Foods — 1.0%
Mondelez International, Inc. Class A	54,546	1,981,384

Health Care – Products — 5.4%
Becton, Dickinson & Co.	12,828	1,785,145
C.R. Bard, Inc.	14,158	2,359,006
Johnson & Johnson	25,678	2,685,149
Medtronic, Inc.	35,842	2,587,792
Zimmer Holdings, Inc.	16,065	1,822,092

		11,239,184

Health Care – Services — 1.7%
Aetna, Inc.	30,551	2,713,845
HCA Holdings, Inc. (a)	12,469	915,100

		3,628,945

Pharmaceuticals — 6.4%
AstraZeneca PLC Sponsored ADR (United Kingdom)	17,504	1,231,932
Bristol-Myers Squibb Co.	33,897	2,000,940
Eli Lilly & Co.	44,674	3,082,059
Gilead Sciences, Inc. (a)	44,494	4,194,005
Merck & Co., Inc.	41,132	2,335,886
Salix Pharmaceuticals Ltd. (a)	4,276	491,483

		13,336,305

		52,844,420

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Energy — 2.6%
Oil & Gas — 1.6%
Apache Corp.	12,035	$754,233
Cabot Oil & Gas Corp.	38,198	1,131,043
Devon Energy Corp.	22,471	1,375,450

		3,260,726

Oil & Gas Services — 1.0%
Baker Hughes, Inc.	19,516	1,094,262
National Oilwell Varco, Inc.	16,796	1,100,642

		2,194,904

		5,455,630

Financial — 4.6%
Banks — 1.4%
Bank of America Corp.	115,671	2,069,354
Itau Unibanco Holding SA Sponsored ADR (Brazil)	57,197	744,133

		2,813,487

Diversified Financial — 2.7%
American Express Co.	33,333	3,101,302
IntercontinentalExchange, Inc.	5,018	1,100,397
JP Morgan Chase & Co.	8,224	514,658
Waddell & Reed Financial, Inc. Class A	20,078	1,000,286

		5,716,643

Real Estate Investment Trusts (REITS) — 0.5%
Public Storage	5,677	1,049,394

		9,579,524

Industrial — 6.6%
Aerospace & Defense — 1.1%
The Boeing Co.	17,118	2,224,998

Electronics — 0.3%
Agilent Technologies, Inc.	16,630	680,832

Machinery – Diversified — 0.5%
Rockwell Automation, Inc.	9,821	1,092,095

Manufacturing — 3.3%
3M Co.	7,410	1,217,611
Danaher Corp.	20,682	1,772,654
Honeywell International, Inc.	25,528	2,550,758
Illinois Tool Works, Inc.	14,080	1,333,376

		6,874,399

Transportation — 1.4%
United Parcel Service, Inc. Class B	26,301	2,923,882

		13,796,206

Technology — 29.7%
Computers — 10.6%
Apple, Inc.	130,716	14,428,432
Brocade Communications Systems, Inc.	62,435	739,230
NetApp, Inc.	63,715	2,640,987

	Number of Shares	Value
SanDisk Corp.	22,569	$2,211,311
Western Digital Corp.	20,250	2,241,675

		22,261,635

Internet — 1.1%
Check Point Software Technologies Ltd. (a)	29,097	2,286,151

Semiconductors — 7.6%
Altera Corp.	97,674	3,608,078
Broadcom Corp. Class A	45,322	1,963,802
Intel Corp.	39,426	1,430,770
KLA-Tencor Corp.	16,616	1,168,437
Linear Technology Corp.	30,255	1,379,628
Marvell Technology Group Ltd.	35,928	520,956
Maxim Integrated Products, Inc.	63,774	2,032,477
Microchip Technology, Inc.	31,632	1,426,920
Skyworks Solutions, Inc.	15,381	1,118,352
Xilinx, Inc.	29,788	1,289,523

		15,938,943

Software — 10.4%
Activision Blizzard, Inc.	58,497	1,178,715
Intuit, Inc.	26,002	2,397,124
Microsoft Corp.	218,480	10,148,396
Oracle Corp.	178,062	8,007,448

		21,731,683

		62,218,412

TOTAL COMMON STOCK (Cost $167,285,655)		208,925,428

TOTAL EQUITIES (Cost $167,285,655)		208,925,428

TOTAL LONG-TERM INVESTMENTS (Cost $167,285,655)		208,925,428

	Principal Amount
SHORT-TERM INVESTMENTS — 0.2%
Repurchase Agreement — 0.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$455,517	455,517

TOTAL SHORT-TERM INVESTMENTS (Cost $455,517)		455,517

TOTAL INVESTMENTS — 100.0% (Cost $167,741,172) (c)		209,380,945

Other Assets/(Liabilities) — (0.0)%		(81,019)

NET ASSETS — 100.0%		$209,299,926

The accompanying notes are an integral part of the financial statements.

MML Fundamental Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $455,518. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $468,097.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 97.9%

COMMON STOCK — 97.9%
Basic Materials — 4.6%
Chemicals — 2.4%
Axalta Coating Systems Ltd. (a)	55,400	$1,441,508
The Dow Chemical Co.	54,950	2,506,270
E.I. du Pont de Nemours & Co.	20,130	1,488,412

		5,436,190

Forest Products & Paper — 1.0%
International Paper Co.	39,600	2,121,768

Iron & Steel — 1.2%
Nucor Corp.	23,020	1,129,131
Steel Dynamics, Inc.	81,250	1,603,875

		2,733,006

		10,290,964

Communications — 9.8%
Advertising — 0.8%
The Interpublic Group of Companies, Inc.	84,200	1,748,834

Internet — 1.3%
Symantec Corp.	118,490	3,039,861

Media — 3.3%
CBS Corp. Class B	39,530	2,187,590
Comcast Corp. Class A	53,640	3,111,656
Thomson Reuters Corp.	53,500	2,158,190

		7,457,436

Telecommunications — 4.4%
Cisco Systems, Inc.	237,530	6,606,897
Verizon Communications, Inc.	70,100	3,279,278

		9,886,175

		22,132,306

Consumer, Cyclical — 9.3%
Home Builders — 1.0%
PulteGroup, Inc.	103,500	2,221,110

Housewares — 1.1%
Newell Rubbermaid, Inc.	64,100	2,441,569

Leisure Time — 0.4%
Norwegian Cruise Line Holdings Ltd. (a)	21,600	1,010,016

Retail — 6.8%
AutoZone, Inc. (a)	2,700	1,671,597
CVS Health Corp.	33,320	3,209,049
The Home Depot, Inc.	24,700	2,592,759
Lowe’s Cos., Inc.	47,900	3,295,520
Nordstrom, Inc.	25,070	1,990,307
PVH Corp.	19,500	2,499,315

		15,258,547

		20,931,242

	Number of Shares	Value
Consumer, Non-cyclical — 16.3%
Beverages — 2.0%
Anheuser-Busch InBev NV Sponsored ADR (Belgium)	23,250	$2,611,440
Diageo PLC Sponsored ADR (United Kingdom)	17,000	1,939,530

		4,550,970

Biotechnology — 1.2%
Amgen, Inc.	17,430	2,776,425

Foods — 1.1%
Kraft Foods Group, Inc.	40,576	2,542,492

Health Care – Products — 3.6%
Baxter International, Inc.	27,960	2,049,188
Covidien PLC	40,620	4,154,614
Johnson & Johnson	17,430	1,822,655

		8,026,457

Health Care – Services — 1.8%
UnitedHealth Group, Inc.	40,110	4,054,720

Pharmaceuticals — 6.6%
AstraZeneca PLC Sponsored ADR (United Kingdom)	35,300	2,484,414
Bristol-Myers Squibb Co.	18,920	1,116,848
Merck & Co., Inc.	101,290	5,752,259
Pfizer, Inc.	55,359	1,724,433
Roche Holding AG	10,283	2,787,109
Zoetis, Inc.	21,438	922,477

		14,787,540

		36,738,604

Energy — 9.8%
Oil & Gas — 8.9%
Anadarko Petroleum Corp.	21,300	1,757,250
Chevron Corp.	43,850	4,919,093
EOG Resources, Inc.	26,820	2,469,317
Exxon Mobil Corp.	40,500	3,744,225
Marathon Oil Corp.	75,940	2,148,343
Occidental Petroleum Corp.	21,970	1,771,002
Pioneer Natural Resources Co.	9,200	1,369,420
Southwestern Energy Co. (a)	70,250	1,917,122

		20,095,772

Oil & Gas Services — 0.9%
Halliburton Co.	52,700	2,072,691

		22,168,463

Financial — 26.4%
Banks — 7.6%
BB&T Corp.	70,800	2,753,412
PNC Financial Services Group, Inc.	58,790	5,363,411
Wells Fargo & Co.	162,090	8,885,774

		17,002,597

The accompanying notes are an integral part of the financial statements.

MML Fundamental Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 10.8%
Ameriprise Financial, Inc.	5,600	$740,600
BlackRock, Inc.	10,270	3,672,141
Citigroup, Inc.	104,400	5,649,084
The Goldman Sachs Group, Inc.	16,970	3,289,295
IntercontinentalExchange, Inc.	12,900	2,828,841
JP Morgan Chase & Co.	131,480	8,228,019

		24,407,980

Insurance — 6.6%
ACE Ltd.	35,940	4,128,787
American International Group, Inc.	39,000	2,184,390
Marsh & McLennan Cos., Inc.	53,590	3,067,492
MetLife, Inc.	54,700	2,958,723
Principal Financial Group, Inc.	33,740	1,752,456
Unum Group	24,740	862,931

		14,954,779

Real Estate Investment Trusts (REITS) — 1.4%
Host Hotels & Resorts, Inc.	106,700	2,536,259
Paramount Group, Inc. (a)	32,800	609,752

		3,146,011

		59,511,367

Industrial — 10.0%
Aerospace & Defense — 2.5%
Spirit AeroSystems Holdings, Inc. Class A (a)	50,300	2,164,912
United Technologies Corp.	31,300	3,599,500

		5,764,412

Building Materials — 1.3%
Fortune Brands Home & Security, Inc.	62,900	2,847,483

Machinery – Construction & Mining — 0.9%
Ingersoll-Rand PLC	31,970	2,026,578

Manufacturing — 5.3%
3M Co.	15,150	2,489,448
Eaton Corp. PLC	47,600	3,234,896
General Electric Co.	162,980	4,118,505
Illinois Tool Works, Inc.	21,280	2,015,216

		11,858,065

		22,496,538

Technology — 9.0%
Computers — 1.8%
EMC Corp.	139,800	4,157,652

Semiconductors — 5.7%
Analog Devices, Inc.	39,240	2,178,605
Intel Corp.	137,270	4,981,528
Marvell Technology Group Ltd.	173,200	2,511,400
Maxim Integrated Products, Inc.	98,850	3,150,350

		12,821,883

	Number of Shares	Value
Software — 1.5%
Microsoft Corp.	72,060	$3,347,187

		20,326,722

Utilities — 2.7%
Electric — 2.7%
Edison International	30,490	1,996,485
NextEra Energy, Inc.	12,240	1,300,990
Northeast Utilities	51,660	2,764,843

		6,062,318

TOTAL COMMON STOCK (Cost $152,637,592)		220,658,524

TOTAL EQUITIES (Cost $152,637,592)		220,658,524

TOTAL LONG-TERM INVESTMENTS (Cost $152,637,592)		220,658,524

	Principal Amount
SHORT-TERM INVESTMENTS — 2.0%
Repurchase Agreement — 2.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$4,467,670	4,467,670

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	7,992	7,992

TOTAL SHORT-TERM INVESTMENTS (Cost $4,475,662)		4,475,662

TOTAL INVESTMENTS — 99.9% (Cost $157,113,254) (c)		225,134,186

Other Assets/(Liabilities) — 0.1%		155,596

NET ASSETS — 100.0%		$225,289,782

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $4,467,672. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 4/01/28, and an aggregate market value, including accrued interest, of $4,557,559.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.4%

COMMON STOCK — 98.4%
Basic Materials — 7.4%
Chemicals — 6.3%
Air Liquide	10,175	$1,255,479
Akzo Nobel NV	39,989	2,773,024
Brenntag AG	18,084	1,017,575
International Flavors & Fragrances, Inc.	17,106	1,733,864
Linde AG	30,711	5,728,209
Praxair, Inc.	18,991	2,460,474

		14,968,625

Forest Products & Paper — 1.1%
Svenska Cellulosa AB Class B	123,737	2,672,228

		17,640,853

Communications — 11.3%
Advertising — 2.4%
Omnicom Group, Inc.	31,069	2,406,915
WPP PLC	157,354	3,264,497

		5,671,412

Internet — 0.6%
eBay, Inc. (a)	25,669	1,440,544

Media — 7.6%
Sky PLC	114,411	1,592,398
Time Warner Cable, Inc.	13,037	1,982,406
Time Warner, Inc.	71,986	6,149,044
Viacom, Inc. Class B	10,445	785,986
The Walt Disney Co.	80,199	7,553,944

		18,063,778

Telecommunications — 0.7%
Cisco Systems, Inc.	59,408	1,652,434

		26,828,168

Consumer, Cyclical — 8.8%
Apparel — 1.0%
Burberry Group PLC	58,109	1,472,403
Hermes International (b)	1,207	430,219
Nike, Inc. Class B	3,624	348,448

		2,251,070

Automotive & Parts — 0.9%
Delphi Automotive PLC	29,457	2,142,113

Entertainment — 0.3%
William Hill PLC	129,005	725,470

Food Services — 1.2%
Compass Group PLC	168,810	2,877,254

Leisure Time — 0.2%
Harley-Davidson, Inc.	7,191	473,959

	Number of Shares	Value
Lodging — 0.5%
Sands China Ltd.	93,200	$453,900
Whitbread PLC	4,627	341,459
Wynn Resorts Ltd.	3,215	478,263

		1,273,622

Retail — 4.7%
AutoZone, Inc. (a)	4,089	2,531,541
Cie Financiere Richemont SA	28,102	2,489,200
Lawson, Inc. (b)	7,900	477,700
McDonald’s Corp.	26,331	2,467,214
Sally Beauty Holdings, Inc. (a)	58,815	1,807,973
Urban Outfitters, Inc. (a)	35,798	1,257,584

		11,031,212

		20,774,700

Consumer, Non-cyclical — 30.4%
Beverages — 5.7%
AMBEV SA	214,831	1,335,386
Carlsberg A/S Class B	19,261	1,495,725
Diageo PLC	169,282	4,855,202
Heineken NV	36,918	2,622,628
Pernod-Ricard SA	28,540	3,164,429

		13,473,370

Commercial Services — 3.1%
Adecco SA	28,913	1,980,655
Visa, Inc. Class A	20,282	5,317,940

		7,298,595

Cosmetics & Personal Care — 1.8%
Colgate-Palmolive Co.	48,410	3,349,488
The Procter & Gamble Co.	9,605	874,919

		4,224,407

Foods — 5.1%
Danone SA	57,551	3,786,078
Kellogg Co.	36,277	2,373,967
Nestle SA	82,368	6,037,702

		12,197,747

Health Care – Products — 5.4%
Johnson & Johnson	15,787	1,650,847
Medtronic, Inc.	47,083	3,399,393
Sonova Holding AG	10,219	1,498,035
St. Jude Medical, Inc.	47,279	3,074,553
Stryker Corp.	33,038	3,116,474

		12,739,302

Health Care – Services — 2.3%
Thermo Fisher Scientific, Inc.	44,502	5,575,656

Household Products — 2.4%
Reckitt Benckiser Group PLC	70,449	5,683,219

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Pharmaceuticals — 4.6%
Bayer AG	38,479	$5,260,442
DENTSPLY International, Inc.	37,004	1,971,203
Indivior PLC (a)	65,292	152,035
Merck KGaA	20,627	1,956,792
Roche Holding AG	5,878	1,593,176

		10,933,648

		72,125,944

Diversified — 1.7%
Holding Company – Diversified — 1.7%
LVMH Moet Hennessy Louis Vuitton SA	24,734	3,911,288

Energy — 2.6%
Oil & Gas — 0.4%
Inpex Corp.	83,400	925,352

Oil & Gas Services — 2.2%
National Oilwell Varco, Inc.	19,420	1,272,593
NOW, Inc. (a) (b)	13,405	344,911
Saipem SpA (a) (b)	33,068	347,290
Schlumberger Ltd.	38,577	3,294,861

		5,259,655

		6,185,007

Financial — 13.4%
Banks — 6.9%
Bank of New York Mellon Corp.	96,741	3,924,783
Credicorp Ltd.	3,646	584,016
Erste Group Bank AG	35,307	809,463
Itau Unibanco Holding SA Sponsored ADR (Brazil)	83,517	1,086,556
Julius Baer Group Ltd.	25,406	1,159,404
Kasikornbank PCL	128,200	890,794
Komercni Banka AS	1,834	377,830
Sberbank of Russia Sponsored ADR (Russia)	55,132	213,526
Standard Chartered PLC	115,048	1,725,375
State Street Corp.	70,187	5,509,680

		16,281,427

Diversified Financial — 6.2%
American Express Co.	40,386	3,757,513
Deutsche Boerse AG	17,348	1,243,228
Franklin Resources, Inc.	59,619	3,301,104
The Goldman Sachs Group, Inc.	15,172	2,940,789
Grupo Financiero Banorte SAB de CV Class O	157,840	872,125
UBS Group AG	156,327	2,687,214

		14,801,973

Insurance — 0.3%
Swiss Re AG	8,160	682,774

		31,766,174

	Number of Shares	Value
Industrial — 16.1%
Aerospace & Defense — 2.8%
MTU Aero Engines AG	16,954	$1,480,316
United Technologies Corp.	44,553	5,123,595

		6,603,911

Electrical Components & Equipment — 2.3%
Legrand SA	48,557	2,541,904
Schneider Electric SE	38,996	2,833,522

		5,375,426

Electronics — 2.5%
Amphenol Corp. Class A	30,684	1,651,106
Hoya Corp.	64,600	2,162,871
Waters Corp. (a)	19,931	2,246,622

		6,060,599

Machinery – Diversified — 0.2%
Rockwell Automation, Inc.	5,124	569,789

Manufacturing — 4.4%
3M Co.	26,090	4,287,109
Honeywell International, Inc.	60,674	6,062,546

		10,349,655

Transportation — 3.9%
Canadian National Railway Co.	69,189	4,767,814
Kuehne & Nagel International AG	3,393	461,215
United Parcel Service, Inc. Class B	36,401	4,046,699

		9,275,728

		38,235,108

Technology — 6.7%
Computers — 2.3%
Accenture PLC Class A	61,612	5,502,568

Internet — 0.5%
Check Point Software Technologies Ltd. (a)	14,214	1,116,794

Semiconductors — 1.7%
Altera Corp.	25,408	938,572
Microchip Technology, Inc. (b)	34,383	1,551,017
Samsung Electronics Co., Ltd.	1,278	1,536,222

		4,025,811

Software — 2.2%
Dassault Systemes SA	7,743	471,226
Oracle Corp.	106,270	4,778,962

		5,250,188

		15,895,361

TOTAL COMMON STOCK (Cost $173,599,810)		233,362,603

TOTAL EQUITIES (Cost $173,599,810)		233,362,603

The accompanying notes are an integral part of the financial statements.

MML Global Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
MUTUAL FUNDS — 1.1%
Diversified Financial — 1.1%
State Street Navigator Securities Lending Prime Portfolio (c)	2,480,911	$2,480,911

TOTAL MUTUAL FUNDS (Cost $2,480,911)		2,480,911

TOTAL LONG-TERM INVESTMENTS (Cost $176,080,721)		235,843,514

	Principal Amount
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$3,401,568	3,401,568

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	14,893	14,893

TOTAL SHORT-TERM INVESTMENTS (Cost $3,416,461)		3,416,461

TOTAL INVESTMENTS — 100.9% (Cost $179,497,182) (e)		239,259,975

Other Assets/(Liabilities) — (0.9)%		(2,164,105)

NET ASSETS — 100.0%		$237,095,870

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $2,391,810 or 1.01% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $3,401,570. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/28, and an aggregate market value, including accrued interest, of $3,470,440.
(e)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	51.1%
United Kingdom	10.6%
Switzerland	7.8%
France	7.8%
Germany	7.0%
Ireland	2.3%
Netherlands	2.3%
Canada	2.0%
Japan	1.5%
Netherlands Antilles	1.4%
Sweden	1.1%
Brazil	1.0%
Republic of Korea	0.6%
Denmark	0.6%
Israel	0.5%
Thailand	0.4%
Mexico	0.4%
Austria	0.3%
Bermuda	0.2%
Cayman Islands	0.2%
Czech Republic	0.2%
Italy	0.1%
Russia	0.1%

Total Long-Term Investments	99.5%
Short-Term Investments and Other Assets and Liabilities	0.5%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.3%

COMMON STOCK — 99.0%
Basic Materials — 3.7%
Chemicals — 3.7%
FMC Corp.	2,905	$165,672
Linde AG	5,461	1,018,585
Praxair, Inc.	8,736	1,131,836
The Sherwin-Williams Co.	6,008	1,580,344
W.R. Grace & Co. (a)	14,192	1,353,775

		5,250,212

Communications — 9.8%
Internet — 2.8%
Google, Inc. Class A (a)	4,186	2,221,343
Google, Inc. Class C (a)	3,351	1,763,966

		3,985,309

Media — 7.0%
Comcast Corp. Class A	44,583	2,586,260
Time Warner, Inc.	29,484	2,518,523
Twenty-First Century Fox Class A	46,321	1,778,958
The Walt Disney Co.	30,443	2,867,426

		9,751,167

		13,736,476

Consumer, Cyclical — 10.4%
Apparel — 1.6%
Hermes International	58	20,855
Nike, Inc. Class B	9,057	870,830
VF Corp.	18,082	1,354,342

		2,246,027

Automotive & Parts — 0.5%
Delphi Automotive PLC	9,173	667,061

Distribution & Wholesale — 1.1%
W.W. Grainger, Inc.	5,929	1,511,243

Housewares — 0.8%
Newell Rubbermaid, Inc.	32,039	1,220,365

Retail — 6.4%
Bed Bath & Beyond, Inc. (a)	24,153	1,839,734
Kohl’s Corp.	22,747	1,388,477
L Brands, Inc.	14,282	1,236,107
McDonald’s Corp.	16,322	1,529,371
Ross Stores, Inc.	15,066	1,420,121
Target Corp.	20,948	1,590,163

		9,003,973

		14,648,669

Consumer, Non-cyclical — 25.6%
Beverages — 1.7%
Diageo PLC	34,317	984,251

	Number of Shares	Value
Pernod-Ricard SA	13,026	$1,444,283

		2,428,534

Commercial Services — 5.0%
MasterCard, Inc. Class A	24,878	2,143,489
McKesson Corp.	6,347	1,317,510
Visa, Inc. Class A	13,736	3,601,579

		7,062,578

Cosmetics & Personal Care — 2.9%
Colgate-Palmolive Co.	16,794	1,161,977
The Procter & Gamble Co.	32,336	2,945,486

		4,107,463

Foods — 2.6%
Danone SA	21,527	1,416,186
General Mills, Inc.	10,355	552,232
Mondelez International, Inc. Class A	43,705	1,587,584

		3,556,002

Health Care – Products — 4.8%
Covidien PLC	13,934	1,425,169
Johnson & Johnson	28,227	2,951,697
St. Jude Medical, Inc.	15,325	996,585
Stryker Corp.	13,735	1,295,623

		6,669,074

Health Care – Services — 1.7%
Thermo Fisher Scientific, Inc.	18,999	2,380,385

Pharmaceuticals — 6.9%
Abbott Laboratories	28,679	1,291,129
AbbVie, Inc.	20,697	1,354,412
Actavis PLC (a)	3,221	829,118
Bristol-Myers Squibb Co.	21,898	1,292,639
Eli Lilly & Co.	9,807	676,585
Endo International PLC (a)	18,820	1,357,298
Pfizer, Inc.	25,060	780,619
Valeant Pharmaceuticals International, Inc. (a)	15,040	2,152,374

		9,734,174

		35,938,210

Diversified — 0.8%
Holding Company – Diversified — 0.8%
LVMH Moet Hennessy Louis Vuitton SA	6,980	1,103,776

Energy — 5.9%
Oil & Gas — 3.1%
EOG Resources, Inc.	22,021	2,027,474
Noble Energy, Inc.	27,787	1,317,937
Occidental Petroleum Corp.	13,526	1,090,331

		4,435,742

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Oil & Gas Services — 2.8%
Cameron International Corp. (a)	22,301	$1,113,935
National Oilwell Varco, Inc.	14,693	962,832
Schlumberger Ltd.	21,328	1,821,625

		3,898,392

		8,334,134

Financial — 17.2%
Banks — 4.0%
Bank of America Corp.	105,268	1,883,245
State Street Corp.	11,103	871,585
Wells Fargo & Co.	53,360	2,925,195

		5,680,025

Diversified Financial — 10.5%
American Express Co.	28,249	2,628,287
BlackRock, Inc.	6,286	2,247,622
Franklin Resources, Inc.	8,918	493,790
The Goldman Sachs Group, Inc.	13,436	2,604,300
JP Morgan Chase & Co.	67,109	4,199,681
Morgan Stanley	33,760	1,309,888
The NASDAQ OMX Group, Inc.	28,357	1,360,002

		14,843,570

Insurance — 0.9%
ACE Ltd.	10,520	1,208,538

Real Estate Investment Trusts (REITS) — 1.8%
American Tower Corp.	25,279	2,498,829

		24,230,962

Industrial — 11.8%
Aerospace & Defense — 2.0%
United Technologies Corp.	24,302	2,794,730

Engineering & Construction — 0.6%
Fluor Corp.	14,296	866,766

Manufacturing — 4.5%
Danaher Corp.	46,248	3,963,916
Honeywell International, Inc.	23,385	2,336,629

		6,300,545

Metal Fabricate & Hardware — 1.3%
Precision Castparts Corp.	7,895	1,901,748

Packaging & Containers — 1.2%
Crown Holdings, Inc. (a)	31,855	1,621,420

Transportation — 2.2%
Canadian National Railway Co.	27,101	1,867,530
United Parcel Service, Inc. Class B	10,677	1,186,962

		3,054,492

		16,539,701

Technology — 12.2%
Computers — 7.3%
Accenture PLC Class A	24,314	2,171,483
Apple, Inc.	13,522	1,492,559

	Number of Shares	Value
Cognizant Technology Solutions Corp. Class A (a)	40,573	$2,136,574
EMC Corp.	102,573	3,050,521
Hewlett-Packard Co.	35,284	1,415,947

		10,267,084

Semiconductors — 2.4%
Altera Corp.	41,620	1,537,443
Microchip Technology, Inc.	41,256	1,861,058

		3,398,501

Software — 2.5%
Citrix Systems, Inc. (a)	15,112	964,145
Fidelity National Information Services, Inc.	31,159	1,938,090
Oracle Corp.	13,893	624,768

		3,527,003

		17,192,588

Utilities — 1.6%
Electric — 1.6%
American Electric Power Co., Inc.	16,093	977,167
CMS Energy Corp.	34,923	1,213,574

		2,190,741

TOTAL COMMON STOCK (Cost $95,582,136)		139,165,469

PREFERRED STOCK — 0.3%
Electric — 0.3%
Exelon Corp. 6.500%	7,560	396,900

TOTAL PREFERRED STOCK (Cost $382,468)		396,900

TOTAL EQUITIES (Cost $95,964,604)		139,562,369

TOTAL LONG-TERM INVESTMENTS (Cost $95,964,604)		139,562,369

	Principal Amount
SHORT-TERM INVESTMENTS — 1.0%
Repurchase Agreement — 1.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$1,426,103	1,426,103

The accompanying notes are an integral part of the financial statements.

MML Growth & Income Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	$5,015	$5,015

TOTAL SHORT-TERM INVESTMENTS (Cost $1,431,118)		1,431,118

TOTAL INVESTMENTS — 100.3% (Cost $97,395,722) (c)		140,993,487

Other Assets/(Liabilities) — (0.3)%		(397,985)

NET ASSETS — 100.0%		$140,595,502

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $1,426,104. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $1,454,812.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 96.0%
Basic Materials — 4.7%
Chemicals — 3.1%
The Dow Chemical Co.	35,730	$1,629,644
E.I. du Pont de Nemours & Co.	59,740	4,417,176
Praxair, Inc.	13,180	1,707,601

		7,754,421

Forest Products & Paper — 1.1%
International Paper Co.	50,380	2,699,360

Mining — 0.5%
BHP Billiton Ltd.	47,190	1,119,751

		11,573,532

Communications — 6.7%
Media — 2.9%
Comcast Corp. Special Class A	111,060	6,393,169
Nielsen NV	20,970	937,988

		7,331,157

Telecommunications — 3.8%
BCE, Inc.	16,480	755,773
Motorola Solutions, Inc.	28,850	1,935,258
QUALCOMM, Inc.	35,050	2,605,266
Verizon Communications, Inc.	87,300	4,083,894

		9,380,191

		16,711,348

Consumer, Cyclical — 6.2%
Apparel — 1.0%
VF Corp.	33,750	2,527,875

Automotive & Parts — 0.6%
Johnson Controls, Inc.	28,200	1,363,188

Retail — 4.6%
The Home Depot, Inc.	69,950	7,342,652
McDonald’s Corp.	34,400	3,223,280
Wal-Mart Stores, Inc.	9,690	832,177

		11,398,109

		15,289,172

Consumer, Non-cyclical — 17.4%
Agriculture — 1.5%
Altria Group, Inc.	29,170	1,437,206
Lorillard, Inc.	19,600	1,233,624
Philip Morris International, Inc.	13,830	1,126,453

		3,797,283

Beverages — 1.4%
The Coca-Cola Co.	28,720	1,212,558
Diageo PLC	81,170	2,328,049

		3,540,607

	Number of Shares	Value
Commercial Services — 0.3%
Automatic Data Processing, Inc.	9,410	$784,512

Cosmetics & Personal Care — 2.1%
The Procter & Gamble Co.	57,160	5,206,704

Foods — 2.0%
General Mills, Inc.	10,700	570,631
Kraft Foods Group, Inc.	10,846	679,610
The Kroger Co.	33,500	2,151,035
Mondelez International, Inc. Class A	31,660	1,150,050
Unilever NV NY Shares	11,990	468,090

		5,019,416

Health Care – Products — 2.3%
Becton, Dickinson & Co.	10,600	1,475,096
Johnson & Johnson	41,400	4,329,198

		5,804,294

Health Care – Services — 0.5%
Quest Diagnostics, Inc.	17,860	1,197,692

Pharmaceuticals — 7.3%
Abbott Laboratories	21,430	964,779
AbbVie, Inc.	21,430	1,402,379
Bristol-Myers Squibb Co.	80,260	4,737,748
Merck & Co., Inc.	91,990	5,224,112
Pfizer, Inc.	181,700	5,659,955

		17,988,973

		43,339,481

Energy — 9.7%
Oil & Gas — 8.8%
California Resources Corp. (a)	10,220	56,312
Chevron Corp.	49,460	5,548,423
ConocoPhillips	18,410	1,271,395
Exxon Mobil Corp.	51,420	4,753,779
Marathon Oil Corp.	54,130	1,531,338
Marathon Petroleum Corp.	25,400	2,292,604
Occidental Petroleum Corp.	33,850	2,728,648
Phillips 66	11,880	851,796
Total SA Sponsored ADR (France)	52,670	2,696,704

		21,730,999

Oil & Gas Services — 0.5%
Schlumberger Ltd.	14,770	1,261,505

Pipelines — 0.4%
Spectra Energy Corp.	30,630	1,111,869

		24,104,373

Financial — 25.6%
Banks — 10.1%
Bank of America Corp.	216,470	3,872,648
Fifth Third Bancorp	101,050	2,058,894
SunTrust Banks, Inc.	99,360	4,163,184
The Toronto-Dominion Bank	37,270	1,780,735

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
U.S. Bancorp	92,790	$4,170,911
Wells Fargo & Co.	165,910	9,095,186

		25,141,558

Diversified Financial — 9.1%
American Express Co.	39,620	3,686,245
Citigroup, Inc.	71,700	3,879,687
CME Group, Inc.	23,520	2,085,048
The Goldman Sachs Group, Inc.	9,700	1,880,151
JP Morgan Chase & Co.	131,890	8,253,676
Morgan Stanley	73,340	2,845,592

		22,630,399

Insurance — 6.3%
ACE Ltd.	23,150	2,659,472
American International Group, Inc.	22,430	1,256,304
The Chubb Corp.	17,000	1,758,990
MetLife, Inc.	60,480	3,271,363
Prudential Financial, Inc.	36,660	3,316,264
The Travelers Cos., Inc.	30,600	3,239,010

		15,501,403

Real Estate Investment Trusts (REITS) — 0.1%
Weyerhaeuser Co.	8,300	297,887

		63,571,247

Industrial — 14.5%
Aerospace & Defense — 5.8%
Lockheed Martin Corp.	11,720	2,256,920
Northrop Grumman Corp.	27,180	4,006,060
Raytheon Co.	49,180	5,319,801
United Technologies Corp.	24,950	2,869,250

		14,452,031

Electronics — 0.5%
Tyco International PLC	27,700	1,214,922

Machinery – Diversified — 0.4%
Rockwell Automation, Inc.	8,360	929,632

Manufacturing — 5.0%
3M Co.	18,870	3,100,718
General Electric Co.	241,110	6,092,850
Honeywell International, Inc.	32,110	3,208,431

		12,401,999

Transportation — 2.8%
CSX Corp.	28,720	1,040,526
Union Pacific Corp.	25,770	3,069,980
United Parcel Service, Inc. Class B	26,560	2,952,675

		7,063,181

		36,061,765

Technology — 5.8%
Computers — 0.9%
International Business Machines Corp.	13,190	2,116,204

	Number of Shares	Value
Semiconductors — 2.8%
Intel Corp.	140,120	$5,084,955
Samsung Electronics Co., Ltd. (b)	3,250	1,953,269

		7,038,224

Software — 2.1%
Microsoft Corp.	110,570	5,135,976

		14,290,404

Utilities — 5.4%
Electric — 4.0%
Dominion Resources, Inc.	37,190	2,859,911
Duke Energy Corp.	14,030	1,172,066
ITC Holdings Corp.	18,920	764,936
NextEra Energy, Inc.	27,820	2,956,988
Northeast Utilities	21,840	1,168,877
Wisconsin Energy Corp.	22,560	1,189,814

		10,112,592

Gas — 0.6%
Sempra Energy	13,250	1,475,520

Water — 0.8%
American Water Works Co., Inc.	36,270	1,933,191

		13,521,303

TOTAL COMMON STOCK (Cost $174,107,960)		238,462,625

TOTAL EQUITIES (Cost $174,107,960)		238,462,625

TOTAL LONG-TERM INVESTMENTS (Cost $174,107,960)		238,462,625

	Principal Amount
SHORT-TERM INVESTMENTS — 4.0%
Repurchase Agreement — 4.0%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (c)	$9,791,868	9,791,868

TOTAL SHORT-TERM INVESTMENTS (Cost $9,791,868)		9,791,868

TOTAL INVESTMENTS — 100.0% (Cost $183,899,828) (d)		248,254,493

Other Assets/(Liabilities) — 0.0%		63,903

NET ASSETS — 100.0%		$248,318,396

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At December 31, 2014, these securities amounted to a value of $1,953,269 or 0.79% of net assets.
(c)	Maturity value of $9,791,874. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $9,991,051.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 95.0%

COMMON STOCK — 95.0%
Basic Materials — 2.4%
Chemicals — 0.5%
Akzo Nobel NV	8,361	$579,792

Mining — 1.9%
Orica Ltd.	153,879	2,358,311

		2,938,103

Communications — 2.6%
Advertising — 2.4%
Publicis Groupe	16,980	1,216,162
WPP PLC	87,000	1,804,919

		3,021,081

Media — 0.2%
Thomson Reuters Corp. (a)	6,300	254,158

		3,275,239

Consumer, Cyclical — 23.4%
Apparel — 2.6%
Christian Dior SA	4,600	785,942
Hermes International	-	139
Prada SpA	436,700	2,462,332

		3,248,413

Auto Manufacturers — 12.2%
Bayerische Motoren Werke AG	34,300	3,725,111
Daimler AG	48,300	4,029,699
Honda Motor Co. Ltd. (a)	135,600	3,943,207
Toyota Motor Corp.	54,200	3,379,943

		15,077,960

Automotive & Parts — 0.1%
Continental AG	330	70,076

Distribution & Wholesale — 0.8%
Wolseley PLC	18,100	1,030,404

Lodging — 1.4%
Melco Crown Entertainment Ltd. ADR (Cayman Islands)	70,200	1,783,080

Retail — 6.3%
Cie Financiere Richemont SA	44,600	3,950,549
Hennes & Mauritz AB Class B	26,600	1,103,416
Kering	14,620	2,810,807

		7,864,772

		29,074,705

Consumer, Non-cyclical — 16.1%
Agriculture — 0.3%
Swedish Match AB	12,200	380,531

Beverages — 4.8%
Diageo PLC	117,600	3,372,903

	Number of Shares	Value
Heineken Holding NV Class A	12,200	$764,727
Pernod-Ricard SA	16,100	1,785,119

		5,922,749

Commercial Services — 5.7%
Adecco SA	36,900	2,527,796
Experian PLC	202,900	3,422,460
G4S PLC	70,900	305,123
Meitec Corp.	8,900	262,701
Secom Co. Ltd.	8,900	511,324

		7,029,404

Foods — 3.8%
Danone SA	39,161	2,576,265
Koninklijke Ahold NV	19,000	337,745
Nestle SA	25,400	1,861,859

		4,775,869

Pharmaceuticals — 1.5%
GlaxoSmithKline PLC	87,500	1,872,067

		19,980,620

Diversified — 2.0%
Holding Company – Diversified — 2.0%
Exor SpA	11,600	473,249
LVMH Moet Hennessy Louis Vuitton SA	12,800	2,024,116

		2,497,365

Financial — 25.7%
Banks — 9.1%
BNP Paribas	78,900	4,636,502
Intesa Sanpaolo SpA	1,288,400	3,727,135
Lloyds Banking Group PLC (b)	2,486,100	2,935,752

		11,299,389

Diversified Financial — 9.6%
Credit Suisse Group	243,100	6,094,231
Daiwa Securities Group, Inc.	451,000	3,512,214
Schroders PLC	57,200	2,370,681

		11,977,126

Insurance — 7.0%
Allianz SE	22,900	3,804,920
AMP Ltd.	440,600	1,960,669
Willis Group Holdings PLC	65,200	2,921,612

		8,687,201

		31,963,716

Industrial — 18.2%
Aerospace & Defense — 2.7%
Meggitt PLC	187,738	1,500,656
Safran SA	29,400	1,809,540

		3,310,196

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 2.5%
Holcim Ltd.	44,100	$3,131,546

Electronics — 2.2%
Koninklijke Philips Electronics NV	93,291	2,708,719

Hand & Machine Tools — 1.2%
Schindler Holding AG	10,700	1,543,934

Machinery – Construction & Mining — 1.1%
Atlas Copco AB Class B	50,600	1,296,567

Machinery – Diversified — 2.7%
CNH Industrial NV	419,100	3,378,536

Manufacturing — 1.8%
Olympus Corp. (b)	22,700	799,855
Smiths Group PLC	82,300	1,392,937

		2,192,792

Metal Fabricate & Hardware — 1.8%
SKF AB Class B	108,200	2,276,199

Transportation — 2.2%
Kuehne & Nagel International AG	20,000	2,718,626

		22,557,115

Technology — 4.6%
Internet — 0.2%
Check Point Software Technologies Ltd. (b)	3,500	274,995

Office Equipment/Supplies — 0.7%
Canon, Inc.	28,000	889,333

Semiconductors — 2.6%
Samsung Electronics Co., Ltd.	2,695	3,239,530

Software — 1.1%
SAP SE	19,500	1,378,757

		5,782,615

TOTAL COMMON STOCK (Cost $127,744,010)		118,069,478

TOTAL EQUITIES (Cost $127,744,010)		118,069,478

MUTUAL FUNDS — 1.3%
Diversified Financial — 1.3%
State Street Navigator Securities Lending Prime Portfolio (c)	1,592,220	1,592,220

TOTAL MUTUAL FUNDS (Cost $1,592,220)		1,592,220

Value
TOTAL LONG-TERM INVESTMENTS (Cost $129,336,230)	$119,661,698

TOTAL INVESTMENTS — 96.3% (Cost $129,336,230) (d)	119,661,698

Other Assets/(Liabilities) — 3.7%	4,552,006

NET ASSETS — 100.0%	$124,213,704

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $1,515,707 or 1.22% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

Switzerland	17.5%
United Kingdom	16.0%
France	14.2%
Japan	10.7%
Germany	10.5%
Netherlands	6.3%
Italy	5.4%
Sweden	4.1%
Australia	3.5%
Republic of Korea	2.6%
Ireland	2.4%
Cayman Islands	1.4%
United States	1.3%
Israel	0.2%
Canada	0.2%

Total Long-Term Investments	96.3%
Other Assets and Liabilities	3.7%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 98.8%

COMMON STOCK — 98.8%
Basic Materials — 4.0%
Chemicals — 4.0%
LyondellBasell Industries NV Class A	40,760	$3,235,936
The Sherwin-Williams Co.	25,070	6,594,413

		9,830,349

Communications — 17.9%
Internet — 14.3%
Alibaba Group Holding Ltd. Sponsored ADR (Cayman Islands) (a)	34,090	3,543,315
Equinix, Inc.	15,198	3,445,842
Facebook, Inc. Class A (a)	93,390	7,286,288
Google, Inc. Class A (a)	15,630	8,294,216
LinkedIn Corp. Class A (a)	11,170	2,565,861
The Priceline Group, Inc. (a)	4,770	5,438,802
TripAdvisor, Inc. (a)	32,670	2,439,142
Yelp, Inc. (a)	36,880	2,018,442

		35,031,908

Media — 3.0%
The Walt Disney Co.	79,290	7,468,325

Telecommunications — 0.6%
Palo Alto Networks, Inc. (a)	11,080	1,358,076

		43,858,309

Consumer, Cyclical — 16.4%
Airlines — 1.5%
Delta Air Lines, Inc.	76,110	3,743,851

Apparel — 3.3%
Nike, Inc. Class B	40,360	3,880,614
VF Corp.	54,820	4,106,018

		7,986,632

Lodging — 2.5%
Las Vegas Sands Corp.	39,200	2,279,872
Marriott International, Inc. Class A	51,090	3,986,553

		6,266,425

Retail — 9.1%
Costco Wholesale Corp.	27,670	3,922,222
Dollar General Corp. (a)	54,500	3,853,150
The Home Depot, Inc.	70,480	7,398,285
Ulta Salon Cosmetics & Fragrance, Inc. (a)	25,390	3,245,858
Yum! Brands, Inc.	52,780	3,845,023

		22,264,538

		40,261,446

Consumer, Non-cyclical — 29.1%
Beverages — 1.6%
Monster Beverage Corp. (a)	35,770	3,875,680

	Number of Shares	Value
Biotechnology — 6.9%
Alexion Pharmaceuticals, Inc. (a)	13,030	$2,410,941
Biogen Idec, Inc. (a)	14,880	5,051,016
Celgene Corp. (a)	54,260	6,069,523
Regeneron Pharmaceuticals, Inc. (a)	8,160	3,347,640

		16,879,120

Commercial Services — 10.1%
FleetCor Technologies, Inc. (a)	23,500	3,494,685
MasterCard, Inc. Class A	50,380	4,340,741
McKesson Corp.	24,820	5,152,136
Verisk Analytics, Inc. Class A (a)	44,630	2,858,551
Visa, Inc. Class A	33,800	8,862,360

		24,708,473

Cosmetics & Personal Care — 2.0%
The Estee Lauder Cos., Inc. Class A	64,520	4,916,424

Pharmaceuticals — 8.5%
AbbVie, Inc.	111,330	7,285,435
Actavis PLC (a)	26,190	6,741,568
Allergan, Inc.	4,060	863,115
Shire PLC Sponsored ADR (United Kingdom)	28,470	6,051,014

		20,941,132

		71,320,829

Energy — 4.3%
Oil & Gas — 4.3%
Anadarko Petroleum Corp.	55,790	4,602,675
EOG Resources, Inc.	63,370	5,834,476

		10,437,151

Financial — 5.6%
Diversified Financial — 5.6%
Affiliated Managers Group, Inc. (a)	25,240	5,356,938
Discover Financial Services	38,070	2,493,204
Morgan Stanley	150,990	5,858,412

		13,708,554

Industrial — 7.7%
Building Materials — 1.7%
Fortune Brands Home & Security, Inc.	91,850	4,158,049

Machinery – Diversified — 1.3%
Cummins, Inc.	21,350	3,078,030

Transportation — 4.7%
FedEx Corp.	13,860	2,406,928
Kansas City Southern	36,940	4,507,788
Union Pacific Corp.	39,000	4,646,070

		11,560,786

		18,796,865

The accompanying notes are an integral part of the financial statements.

MML Large Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Technology — 13.8%
Computers — 5.2%
Apple, Inc.	116,100	$12,815,118

Semiconductors — 0.8%
NXP Semiconductor NV (a)	24,790	1,893,956

Software — 7.8%
Activision Blizzard, Inc.	156,100	3,145,415
Salesforce.com, Inc. (a)	81,600	4,839,696
Servicenow, Inc. (a)	51,170	3,471,884
VMware, Inc. Class A (a)	53,080	4,380,162
Workday, Inc. Class A (a)	40,270	3,286,435

		19,123,592

		33,832,666

TOTAL COMMON STOCK (Cost $200,471,270)		242,046,169

TOTAL EQUITIES (Cost $200,471,270)		242,046,169

TOTAL LONG-TERM INVESTMENTS (Cost $200,471,270)		242,046,169

	Principal Amount
SHORT-TERM INVESTMENTS — 2.8%
Repurchase Agreement — 2.8%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$6,949,171	6,949,171

TOTAL SHORT-TERM INVESTMENTS (Cost $6,949,171)		6,949,171

TOTAL INVESTMENTS — 101.6% (Cost $207,420,441) (c)		248,995,340

Other Assets/(Liabilities) — (1.6)%		(4,040,556)

NET ASSETS — 100.0%		$244,954,784

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Maturity value of $6,949,175. Collateralized by U.S. Government Agency obligations with a rate of 3.500%, maturity date of 1/01/32, and an aggregate market value, including accrued interest, of $7,089,687.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 99.8%
Basic Materials — 3.0%
Chemicals — 2.4%
Air Products & Chemicals, Inc. (a)	3,864	$557,306
Airgas, Inc. (a)	1,319	151,922
CF Industries Holdings, Inc. (a)	1,005	273,903
The Dow Chemical Co. (a)	22,532	1,027,684
E.I. du Pont de Nemours & Co. (a)	18,364	1,357,834
Eastman Chemical Co. (a)	3,038	230,463
Ecolab, Inc. (a)	5,444	569,007
FMC Corp. (a)	2,675	152,555
International Flavors & Fragrances, Inc. (a)	1,626	164,811
LyondellBasell Industries NV Class A (a)	8,553	679,023
Monsanto Co. (a)	9,682	1,156,709
The Mosaic Co. (a)	6,368	290,699
PPG Industries, Inc. (a)	2,785	643,753
Praxair, Inc. (a)	5,822	754,298
The Sherwin-Williams Co. (a)	1,700	447,168
Sigma-Aldrich Corp. (a)	2,379	326,565

		8,783,700

Forest Products & Paper — 0.2%
International Paper Co. (a)	8,556	458,431
MeadWestvaco Corp. (a)	3,516	156,075

		614,506

Iron & Steel — 0.1%
Allegheny Technologies, Inc.	2,159	75,069
Nucor Corp. (a)	6,368	312,350

		387,419

Mining — 0.3%
Alcoa, Inc. (a)	23,560	372,013
Freeport-McMoRan, Inc. (a)	20,869	487,500
Newmont Mining Corp. (a)	9,939	187,847
Vulcan Materials Co. (a)	2,580	169,583

		1,216,943

		11,002,568

Communications — 12.3%
Advertising — 0.2%
The Interpublic Group of Companies, Inc. (a)	8,501	176,566
Omnicom Group, Inc. (a)	4,995	386,962

		563,528

Internet — 4.5%
Akamai Technologies, Inc. (a) (b)	3,531	222,312
Amazon.com, Inc. (a) (b)	7,618	2,364,246
eBay, Inc. (a) (b)	22,688	1,273,250

	Number of Shares	Value
Expedia, Inc. (a)	2,030	$173,281
F5 Networks, Inc. (a) (b)	1,463	190,870
Facebook, Inc. Class A (a) (b)	41,837	3,264,123
Google, Inc. Class A (a) (b)	5,714	3,032,191
Google, Inc. Class C (a) (b)	5,714	3,007,850
Netflix, Inc. (a) (b)	1,172	400,367
The Priceline Group, Inc. (a) (b)	1,014	1,156,173
Symantec Corp. (a)	13,893	356,425
TripAdvisor, Inc. (a) (b)	2,268	169,329
VeriSign, Inc. (a) (b)	2,324	132,468
Yahoo!, Inc. (a) (b)	18,542	936,556

		16,679,441

Media — 3.6%
Cablevision Systems Corp. Class A (a)	4,352	89,825
CBS Corp. Class B (a)	9,734	538,680
Comcast Corp. Class A (a)	51,882	3,009,675
DIRECTV (b) (a)	10,103	875,930
Discovery Communications, Inc. Series A (a) (b)	2,981	102,696
Discovery Communications, Inc. Series C (a) (b)	5,481	184,819
Gannett Co., Inc. (a)	4,571	145,952
The McGraw Hill Financial, Inc. (a)	5,429	483,073
News Corp. Class A (b) (a)	9,928	155,770
Nielsen NV (a)	6,136	274,463
Scripps Networks Interactive Class A (a)	2,031	152,874
Time Warner Cable, Inc. (a)	5,621	854,729
Time Warner, Inc. (a)	17,191	1,468,455
Twenty-First Century Fox Class A (a)	37,827	1,452,746
Viacom, Inc. Class B (a)	7,609	572,577
The Walt Disney Co. (a)	31,674	2,983,374

		13,345,638

Telecommunications — 4.0%
AT&T, Inc. (a)	104,072	3,495,779
CenturyLink, Inc. (a)	11,416	451,845
Cisco Systems, Inc. (a)	102,339	2,846,559
Corning, Inc. (a)	25,901	593,910
Frontier Communications Corp. (a)	20,090	134,000
Harris Corp. (a)	2,214	159,010
Juniper Networks, Inc. (a)	8,017	178,939
Level 3 Communications, Inc. (b) (a)	5,600	276,528
Motorola Solutions, Inc. (a)	4,454	298,774
QUALCOMM, Inc. (a)	33,659	2,501,874
Verizon Communications, Inc. (a)	83,188	3,891,535
Windstream Corp. (a)	12,054	99,325

		14,928,078

		45,516,685

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Cyclical — 10.1%
Airlines — 0.4%
Delta Air Lines, Inc. (a)	16,868	$829,737
Southwest Airlines Co. (a)	13,703	579,911

		1,409,648

Apparel — 0.6%
Nike, Inc. Class B (a)	14,074	1,353,215
Ralph Lauren Corp. (a)	1,247	230,894
Under Armour, Inc. Class A (a) (b)	3,440	233,576
VF Corp. (a)	6,914	517,859

		2,335,544

Auto Manufacturers — 0.7%
Ford Motor Co. (a)	77,764	1,205,342
General Motors Co. (a)	27,035	943,792
Paccar, Inc. (a)	7,140	485,591

		2,634,725

Automotive & Parts — 0.4%
BorgWarner, Inc. (a)	4,607	253,155
Delphi Automotive PLC (a)	5,975	434,502
The Goodyear Tire & Rubber Co. (a)	5,562	158,906
Johnson Controls, Inc. (a)	13,412	648,336

		1,494,899

Distribution & Wholesale — 0.3%
Fastenal Co. (a)	5,499	261,532
Fossil Group, Inc. (a) (b)	913	101,106
Genuine Parts Co. (a)	3,114	331,859
W.W. Grainger, Inc. (a)	1,196	304,848

		999,345

Home Builders — 0.1%
D.R. Horton, Inc. (a)	6,632	167,723
Lennar Corp. Class A (a)	3,688	165,259
PulteGroup, Inc. (a)	6,742	144,684

		477,666

Home Furnishing — 0.1%
Harman International Industries, Inc. (a)	1,445	154,196
Whirlpool Corp. (a)	1,555	301,266

		455,462

Housewares — 0.1%
Newell Rubbermaid, Inc. (a)	5,474	208,505

Leisure Time — 0.3%
Carnival Corp. (a)	9,069	411,097
Harley-Davidson, Inc. (a)	4,488	295,804
Royal Caribbean Cruises Ltd. (a)	3,260	268,722

		975,623

Lodging — 0.3%
Marriott International, Inc. Class A (a)	4,517	352,461
Starwood Hotels & Resorts Worldwide, Inc. (a)	3,583	290,474

	Number of Shares	Value
Wyndham Worldwide Corp. (a)	2,505	$214,829
Wynn Resorts Ltd. (a)	1,626	241,884

		1,099,648

Retail — 6.6%
AutoNation, Inc. (b)	1,544	93,273
AutoZone, Inc. (a) (b)	606	375,181
Bed Bath & Beyond, Inc. (a) (b)	3,681	280,382
Best Buy Co., Inc. (a)	5,854	228,189
CarMax, Inc. (a) (b)	4,429	294,883
Chipotle Mexican Grill, Inc. (a) (b)	664	454,515
Coach, Inc. (a)	5,521	207,369
Costco Wholesale Corp. (a)	8,764	1,242,297
CVS Health Corp. (a)	23,192	2,233,621
Darden Restaurants, Inc. (a)	2,658	155,838
Dollar General Corp. (a) (b)	6,045	427,381
Dollar Tree, Inc. (a) (b)	4,140	291,373
Family Dollar Stores, Inc. (a)	1,884	149,232
GameStop Corp. Class A	2,281	77,098
The Gap, Inc. (a)	5,528	232,784
The Home Depot, Inc. (a)	26,968	2,830,831
Kohl’s Corp. (a)	4,087	249,470
L Brands, Inc. (a)	4,960	429,288
Lowe’s Cos., Inc. (a)	19,794	1,361,827
Macy’s, Inc. (a)	7,057	463,998
McDonald’s Corp. (a)	19,698	1,845,702
Michael Kors Holdings Ltd. (a) (b)	4,267	320,452
Nordstrom, Inc. (a)	2,940	233,407
O’Reilly Automotive, Inc. (a) (b)	2,100	404,502
PetSmart, Inc. (a)	1,961	159,419
PVH Corp. (a)	1,647	211,096
Ross Stores, Inc. (a)	4,168	392,876
Staples, Inc. (a)	12,936	234,400
Starbucks Corp. (a)	15,092	1,238,299
Target Corp. (a)	12,757	968,384
Tiffany & Co. (a)	2,258	241,290
The TJX Cos., Inc. (a)	13,881	951,959
Tractor Supply Co. (a)	2,742	216,124
Urban Outfitters, Inc. (b)	2,064	72,508
Wal-Mart Stores, Inc. (a)	31,699	2,722,310
Walgreens Boots Alliance, Inc. (a)	17,608	1,341,730
Yum! Brands, Inc. (a)	8,829	643,193

		24,276,481

Textiles — 0.1%
Cintas Corp. (a)	1,899	148,958
Mohawk Industries, Inc. (a) (b)	1,196	185,810

		334,768

Toys, Games & Hobbies — 0.1%
Hasbro, Inc. (a)	2,402	132,086
Mattel, Inc. (a)	6,805	210,581

		342,667

		37,044,981

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 23.7%
Agriculture — 1.7%
Altria Group, Inc. (a)	39,753	$1,958,630
Archer-Daniels-Midland Co. (a)	12,902	670,904
Lorillard, Inc. (a)	7,205	453,483
Philip Morris International, Inc. (a)	31,364	2,554,598
Reynolds American, Inc. (a)	6,213	399,309

		6,036,924

Beverages — 2.2%
Brown-Forman Corp. Class B (a)	3,189	280,122
The Coca-Cola Co. (a)	79,204	3,343,993
Coca-Cola Enterprises, Inc. (a)	4,517	199,742
Constellation Brands, Inc. Class A (a) (b)	3,332	327,102
Dr. Pepper Snapple Group, Inc. (a)	3,918	280,842
Keurig Green Mountain, Inc. (a)	2,543	336,680
Molson Coors Brewing Co. Class B (a)	3,226	240,402
Monster Beverage Corp. (a) (b)	2,930	317,466
PepsiCo, Inc. (a)	30,265	2,861,858

		8,188,207

Biotechnology — 2.1%
Alexion Pharmaceuticals, Inc. (a) (b)	3,955	731,794
Amgen, Inc. (a)	15,279	2,433,792
Biogen Idec, Inc. (a) (b)	4,785	1,624,268
Celgene Corp. (a) (b)	16,058	1,796,248
Regeneron Pharmaceuticals, Inc. (a) (b)	1,446	593,221
Vertex Pharmaceuticals, Inc. (a) (b)	4,822	572,854

		7,752,177

Commercial Services — 2.3%
The ADT Corp. (a)	3,451	125,030
Alliance Data Systems Corp. (a) (b)	1,147	328,099
Automatic Data Processing, Inc. (a)	9,694	808,189
Equifax, Inc. (a)	2,447	197,889
H&R Block, Inc. (a)	5,523	186,014
Iron Mountain, Inc. (a)	3,945	152,514
MasterCard, Inc. Class A (a)	19,749	1,701,574
McKesson Corp. (a)	4,646	964,417
Moody’s Corp. (a)	3,743	358,617
Paychex, Inc. (a)	6,582	303,891
Quanta Services, Inc. (a) (b)	4,376	124,235
Robert Half International, Inc. (a)	2,768	161,596
Total System Services, Inc. (a)	3,327	112,985
United Rentals, Inc. (a) (b)	1,900	193,819
Visa, Inc. Class A (a)	9,835	2,578,737
Western Union Co. (a)	10,604	189,917

		8,487,523

Cosmetics & Personal Care — 1.8%
Avon Products, Inc. (a)	8,681	81,515
Colgate-Palmolive Co. (a)	17,228	1,192,005

	Number of Shares	Value
The Estee Lauder Cos., Inc. Class A (a)	4,517	$344,195
The Procter & Gamble Co. (a)	54,290	4,945,276

		6,562,991

Foods — 1.7%
Campbell Soup Co. (a)	3,549	156,156
ConAgra Foods, Inc. (a)	8,448	306,493
General Mills, Inc. (a)	12,257	653,666
The Hershey Co. (a)	3,122	324,469
Hormel Foods Corp. (a)	2,814	146,609
The J.M. Smucker Co. (a)	2,150	217,107
Kellogg Co. (a)	5,162	337,801
Kraft Foods Group, Inc. (a)	11,951	748,850
The Kroger Co. (a)	9,778	627,845
McCormick & Co., Inc. (a)	2,719	202,022
Mondelez International, Inc. Class A (a)	33,840	1,229,238
Safeway, Inc. (a)	4,640	162,957
Sysco Corp. (a)	11,765	466,953
Tyson Foods, Inc. Class A (a)	5,850	234,527
Whole Foods Market, Inc. (a)	7,207	363,377

		6,178,070

Health Care – Products — 3.4%
Baxter International, Inc. (a)	10,883	797,615
Becton, Dickinson & Co. (a)	3,858	536,879
Boston Scientific Corp. (b) (a)	26,598	352,424
C.R. Bard, Inc. (a)	1,517	252,763
CareFusion Corp. (b) (a)	4,055	240,624
Covidien PLC (a)	9,030	923,588
Edwards Lifesciences Corp. (a) (b)	2,088	265,969
Intuitive Surgical, Inc. (a) (b)	761	402,523
Johnson & Johnson (a)	56,563	5,914,793
Medtronic, Inc. (a)	19,624	1,416,853
St. Jude Medical, Inc. (a)	5,737	373,077
Stryker Corp. (a)	5,983	564,376
Varian Medical Systems, Inc. (a) (b)	2,058	178,038
Zimmer Holdings, Inc. (a)	3,412	386,989

		12,606,511

Health Care – Services — 1.7%
Aetna, Inc. (a)	7,093	630,071
Anthem, Inc. (a)	5,546	696,966
Cigna Corp. (a)	5,306	546,040
DaVita HealthCare Partners, Inc. (b) (a)	3,428	259,637
Humana, Inc. (a)	3,235	464,643
Laboratory Corporation of America Holdings (a) (b)	1,797	193,896
Quest Diagnostics, Inc. (a)	2,922	195,949
Tenet Healthcare Corp. (a) (b)	1,979	100,276
Thermo Fisher Scientific, Inc. (a)	7,957	996,933
UnitedHealth Group, Inc. (a)	19,519	1,973,176

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Universal Health Services, Inc. Class B (a)	1,800	$200,268

		6,257,855

Household Products — 0.3%
Avery Dennison Corp. (a)	1,873	97,171
The Clorox Co. (a)	2,587	269,591
Kimberly-Clark Corp. (a)	7,507	867,359

		1,234,121

Pharmaceuticals — 6.5%
Abbott Laboratories (a)	30,157	1,357,668
AbbVie, Inc. (a)	31,929	2,089,434
Actavis PLC (a) (b)	5,269	1,356,293
Allergan, Inc. (a)	5,920	1,258,533
AmerisourceBergen Corp. (a)	4,251	383,270
Bristol-Myers Squibb Co. (a)	33,212	1,960,504
Cardinal Health, Inc. (a)	6,727	543,071
DENTSPLY International, Inc. (a)	2,864	152,565
Eli Lilly & Co. (a)	19,729	1,361,104
Express Scripts Holding Co. (a) (b)	14,977	1,268,103
Gilead Sciences, Inc. (a) (b)	30,281	2,854,287
Hospira, Inc. (a) (b)	3,502	214,497
Mallinckrodt PLC (a) (b)	2,275	225,293
Mead Johnson Nutrition Co. (a)	4,046	406,785
Merck & Co., Inc. (a)	57,840	3,284,734
Mylan, Inc. (a) (b)	7,544	425,255
Patterson Cos., Inc. (a)	1,742	83,790
Perrigo Co. PLC (a)	2,692	449,995
Pfizer, Inc. (a)	127,177	3,961,564
Zoetis, Inc. (a)	10,098	434,517

		24,071,262

		87,375,641

Diversified — 0.0%
Holding Company – Diversified — 0.0%
Leucadia National Corp. (a)	6,334	142,008

Energy — 8.4%
Coal — 0.0%
CONSOL Energy, Inc. (a)	4,636	156,743

Energy – Alternate Sources — 0.0%
First Solar, Inc. (b)	1,507	67,205

Oil & Gas — 6.4%
Anadarko Petroleum Corp. (a)	10,183	840,097
Apache Corp. (a)	7,698	482,434
Cabot Oil & Gas Corp. (a)	8,368	247,776
California Resources Corp. (b)	6,256	34,471
Chesapeake Energy Corp. (a)	10,403	203,587
Chevron Corp. (a)	38,100	4,274,058
Cimarex Energy Co. (a)	1,700	180,200
ConocoPhillips (a)	24,639	1,701,569
Denbury Resources, Inc.	7,072	57,495
Devon Energy Corp. (a)	7,747	474,194

	Number of Shares	Value
Diamond Offshore Drilling, Inc.	1,352	$49,632
Ensco PLC Class A (a)	4,719	141,334
EOG Resources, Inc. (a)	10,958	1,008,903
EQT Corp. (a)	3,074	232,702
Exxon Mobil Corp. (a)	85,593	7,913,073
Helmerich & Payne, Inc. (a)	2,247	151,493
Hess Corp. (a)	5,256	387,998
Marathon Oil Corp. (a)	13,561	383,641
Marathon Petroleum Corp. (a)	5,733	517,461
Murphy Oil Corp. (a)	3,337	168,585
Nabors Industries Ltd. (a)	5,808	75,388
Newfield Exploration Co. (b)	2,844	77,129
Noble Corp. PLC (a)	5,051	83,695
Noble Energy, Inc. (a)	7,231	342,966
Occidental Petroleum Corp. (a)	15,640	1,260,740
Phillips 66 (a)	11,171	800,961
Pioneer Natural Resources Co. (a)	2,893	430,623
QEP Resources, Inc. (a)	3,275	66,221
Range Resources Corp. (a)	3,338	178,416
Southwestern Energy Co. (a) (b)	7,103	193,841
Tesoro Corp. (a)	2,549	189,518
Valero Energy Corp. (a)	10,590	524,205

		23,674,406

Oil & Gas Services — 1.2%
Baker Hughes, Inc. (a)	8,761	491,229
Cameron International Corp. (a) (b)	4,088	204,196
FMC Technologies, Inc. (a) (b)	4,750	222,490
Halliburton Co. (a)	17,088	672,071
National Oilwell Varco, Inc. (a)	8,513	557,857
Schlumberger Ltd. (a)	25,967	2,217,841
Transocean Ltd. (a)	6,832	125,231

		4,490,915

Pipelines — 0.8%
Kinder Morgan, Inc. (a)	34,182	1,446,240
ONEOK, Inc. (a)	4,165	207,375
Spectra Energy Corp. (a)	13,447	488,126
The Williams Cos., Inc. (a)	13,490	606,241

		2,747,982

		31,137,251

Financial — 16.3%
Banks — 4.6%
Bank of America Corp. (a)	210,967	3,774,200
Bank of New York Mellon Corp. (a)	22,681	920,168
BB&T Corp. (a)	14,465	562,544
Capital One Financial Corp. (a)	11,297	932,567
Comerica, Inc. (a)	3,605	168,858
Fifth Third Bancorp (a)	16,722	340,711
Huntington Bancshares, Inc. (a)	16,535	173,948
KeyCorp (a)	17,621	244,932
M&T Bank Corp. (a)	2,744	344,701
Northern Trust Corp. (a)	4,577	308,490

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
PNC Financial Services Group, Inc. (a)	10,798	$985,102
Regions Financial Corp. (a)	27,697	292,480
State Street Corp. (a)	8,503	667,485
SunTrust Banks, Inc. (a)	10,671	447,115
U.S. Bancorp (a)	36,114	1,623,324
Wells Fargo & Co. (a)	95,334	5,226,210
Zions Bancorp (a)	4,029	114,867

		17,127,702

Diversified Financial — 4.9%
Affiliated Managers Group, Inc. (a) (b)	1,080	229,219
American Express Co. (a)	18,088	1,682,908
Ameriprise Financial, Inc. (a)	3,784	500,434
BlackRock, Inc. (a)	2,510	897,476
The Charles Schwab Corp. (a)	23,032	695,336
Citigroup, Inc. (a)	60,841	3,292,107
CME Group, Inc. (a)	6,308	559,204
Discover Financial Services (a)	9,261	606,503
E*TRADE Financial Corp. (a) (b)	5,824	141,261
Franklin Resources, Inc. (a)	7,940	439,638
The Goldman Sachs Group, Inc. (a)	8,233	1,595,802
IntercontinentalExchange, Inc. (a)	2,396	525,419
Invesco Ltd. (a)	8,691	343,468
JP Morgan Chase & Co. (a)	75,507	4,725,228
Legg Mason, Inc. (a)	2,134	113,892
Morgan Stanley (a)	30,736	1,192,557
The NASDAQ OMX Group, Inc. (a)	2,454	117,694
Navient Corp. (a)	8,435	182,280
T. Rowe Price Group, Inc. (a)	5,283	453,598

		18,294,024

Insurance — 4.3%
ACE Ltd. (a)	6,778	778,657
Aflac, Inc. (a)	9,094	555,552
The Allstate Corp. (a)	8,670	609,068
American International Group, Inc. (a)	28,636	1,603,902
Aon PLC (a)	5,803	550,298
Assurant, Inc. (a)	1,426	97,581
Berkshire Hathaway, Inc. Class B (a) (b)	36,554	5,488,583
The Chubb Corp. (a)	4,848	501,623
Cincinnati Financial Corp. (a)	2,979	154,402
Genworth Financial, Inc. Class A (a) (b)	9,990	84,915
The Hartford Financial Services Group, Inc. (a)	9,003	375,335
Lincoln National Corp. (a)	5,203	300,057
Loews Corp. (a)	6,089	255,860
Marsh & McLennan Cos., Inc. (a)	10,826	619,680
MetLife, Inc. (a)	22,564	1,220,487
Principal Financial Group, Inc. (a)	5,510	286,189

	Number of Shares	Value
The Progressive Corp. (a)	10,820	$292,032
Prudential Financial, Inc. (a)	9,261	837,750
Torchmark Corp. (a)	2,602	140,950
The Travelers Cos., Inc. (a)	6,786	718,298
Unum Group (a)	5,067	176,737
XL Group PLC (a)	5,373	184,670

		15,832,626

Real Estate — 0.1%
CBRE Group, Inc. (b) (a)	5,623	192,588

Real Estate Investment Trusts (REITS) — 2.3%
American Tower Corp. (a)	7,905	781,409
Apartment Investment & Management Co. Class A (a)	2,959	109,927
AvalonBay Communities, Inc. (a)	2,636	430,696
Boston Properties, Inc. (a)	3,104	399,454
Crown Castle International Corp. (a)	6,696	526,975
Equity Residential (a)	7,231	519,475
Essex Property Trust, Inc. (a)	1,230	254,118
General Growth Properties, Inc. (a)	12,623	355,085
HCP, Inc. (a)	9,189	404,592
Health Care REIT, Inc. (a)	6,494	491,401
Host Hotels & Resorts, Inc. (a)	15,278	363,158
Kimco Realty Corp. (a)	8,221	206,676
The Macerich Co. (a)	2,935	244,808
Plum Creek Timber Co., Inc. (a)	3,513	150,321
Prologis, Inc. (a)	10,071	433,355
Public Storage (a)	2,930	541,611
Simon Property Group, Inc. (a)	6,200	1,129,082
Ventas, Inc. (a)	5,858	420,019
Vornado Realty Trust (a)	3,503	412,338
Weyerhaeuser Co. (a)	10,632	381,582

		8,556,082

Savings & Loans — 0.1%
Hudson City Bancorp, Inc. (a)	9,664	97,800
People’s United Financial, Inc.	6,193	94,010

		191,810

		60,194,832

Industrial — 10.0%
Aerospace & Defense — 2.0%
The Boeing Co. (a)	13,449	1,748,101
General Dynamics Corp. (a)	6,323	870,171
L-3 Communications Holdings, Inc. (a)	1,784	225,159
Lockheed Martin Corp. (a)	5,365	1,033,138
Northrop Grumman Corp. (a)	4,300	633,777
Raytheon Co. (a)	6,246	675,630
Rockwell Collins, Inc. (a)	2,731	230,715
United Technologies Corp. (a)	17,072	1,963,280

		7,379,971

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 0.1%
Martin Marietta Materials, Inc. (a)	1,190	$131,281
Masco Corp. (a)	7,179	180,911

		312,192

Electrical Components & Equipment — 0.3%
AMETEK, Inc. (a)	4,962	261,150
Emerson Electric Co. (a)	14,012	864,961

		1,126,111

Electronics — 0.6%
Agilent Technologies, Inc. (a)	6,681	273,520
Allegion PLC (a)	1,903	105,540
Amphenol Corp. Class A (a)	6,276	337,711
FLIR Systems, Inc.	2,860	92,407
Garmin Ltd. (a)	2,455	129,698
PerkinElmer, Inc. (a)	2,259	98,786
TE Connectivity Ltd. (a)	8,181	517,448
Tyco International PLC (a)	8,853	388,293
Waters Corp. (a) (b)	1,706	192,300

		2,135,703

Engineering & Construction — 0.1%
Fluor Corp. (a)	3,127	189,590
Jacobs Engineering Group, Inc. (a) (b)	2,664	119,054

		308,644

Environmental Controls — 0.2%
Republic Services, Inc. (a)	5,079	204,430
Stericycle, Inc. (a) (b)	1,704	223,360
Waste Management, Inc. (a)	8,746	448,845

		876,635

Hand & Machine Tools — 0.1%
Snap-on, Inc. (a)	1,136	155,337
Stanley Black & Decker, Inc. (a)	3,166	304,189

		459,526

Machinery – Construction & Mining — 0.4%
Caterpillar, Inc. (a)	12,566	1,150,166
Ingersoll-Rand PLC (a)	5,380	341,038
Joy Global, Inc. (a)	2,076	96,576

		1,587,780

Machinery – Diversified — 0.6%
Cummins, Inc. (a)	3,387	488,304
Deere & Co. (a)	7,234	639,992
Flowserve Corp. (a)	2,770	165,729
Rockwell Automation, Inc. (a)	2,789	310,137
Roper Industries, Inc. (a)	1,970	308,010
Xylem, Inc. (a)	3,707	141,125

		2,053,297

Manufacturing — 3.4%
3M Co. (a)	13,010	2,137,803
Danaher Corp. (a)	12,232	1,048,405

	Number of Shares	Value
Dover Corp. (a)	3,383	$242,629
Eaton Corp. PLC (a)	9,579	650,989
General Electric Co. (a)	201,251	5,085,613
Honeywell International, Inc. (a)	15,787	1,577,437
Illinois Tool Works, Inc. (a)	7,363	697,276
Leggett & Platt, Inc. (a)	2,894	123,313
Pall Corp. (a)	2,177	220,334
Parker Hannifin Corp. (a)	3,014	388,655
Pentair PLC (a)	3,890	258,374
Textron, Inc. (a)	5,631	237,121

		12,667,949

Metal Fabricate & Hardware — 0.2%
Precision Castparts Corp. (a)	2,829	681,449

Packaging & Containers — 0.1%
Ball Corp. (a)	2,811	191,626
Owens-Illinois, Inc. (a) (b)	3,260	87,987
Sealed Air Corp. (a)	4,277	181,473

		461,086

Transportation — 1.9%
American ExpressNorfolk Southern Corp. (a)	6,181	677,499
C.H. Robinson Worldwide, Inc. (a)	2,907	217,705
CSX Corp. (a)	20,044	726,194
Expeditors International of Washington, Inc. (a)	3,946	176,031
FedEx Corp. (a)	5,297	919,877
Kansas City Southern (a)	2,299	280,547
Ryder System, Inc.	1,030	95,636
Union Pacific Corp. (a)	17,996	2,143,864
United Parcel Service, Inc. Class B (a)	14,071	1,564,273

		6,801,626

		36,851,969

Technology — 12.8%
Computers — 6.2%
Accenture PLC Class A (a)	12,647	1,129,504
Apple, Inc. (a)	120,158	13,263,040
Cognizant Technology Solutions Corp. Class A (a) (b)	12,226	643,821
Computer Sciences Corp. (a)	2,926	184,484
EMC Corp. (a)	40,695	1,210,269
Hewlett-Packard Co. (a)	37,412	1,501,344
International Business Machines Corp. (a)	18,660	2,993,810
NetApp, Inc. (a)	6,438	266,855
SanDisk Corp. (a)	4,454	436,403
Seagate Technology PLC (a)	6,537	434,711
Teradata Corp. (a) (b)	3,148	137,505
Western Digital Corp. (a)	4,443	491,840

		22,693,586

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Office Equipment/Supplies — 0.1%
Pitney Bowes, Inc. (a)	4,057	$98,869
Xerox Corp. (a)	21,710	300,901

		399,770

Semiconductors — 2.4%
Altera Corp. (a)	6,158	227,477
Analog Devices, Inc. (a)	6,270	348,110
Applied Materials, Inc. (a)	24,413	608,372
Avago Technologies Ltd. (a)	5,000	502,950
Broadcom Corp. Class A (a)	10,761	466,274
Intel Corp. (a)	99,314	3,604,105
KLA-Tencor Corp. (a)	3,272	230,087
Lam Research Corp. (a)	3,394	269,280
Linear Technology Corp. (a)	4,777	217,831
Microchip Technology, Inc. (a)	4,007	180,756
Micron Technology, Inc. (a) (b)	21,437	750,509
NVIDIA Corp. (a)	10,305	206,615
Texas Instruments, Inc. (a)	21,431	1,145,809
Xilinx, Inc. (a)	5,415	234,415

		8,992,590

Software — 4.1%
Adobe Systems, Inc. (a) (b)	9,487	689,705
Autodesk, Inc. (a) (b)	4,590	275,675
CA, Inc. (a)	6,380	194,271
Cerner Corp. (a) (b)	6,073	392,680
Citrix Systems, Inc. (a) (b)	3,333	212,645
The Dun & Bradstreet Corp.	683	82,616
Electronic Arts, Inc. (a) (b)	6,284	295,442
Fidelity National Information Services, Inc. (a)	5,717	355,597
Fiserv, Inc. (a) (b)	5,043	357,902
Intuit, Inc. (a)	5,731	528,341
Microsoft Corp. (a)	165,306	7,678,464
Oracle Corp. (a)	65,244	2,934,023
Red Hat, Inc. (a) (b)	3,775	261,003
Salesforce.com, Inc. (a) (b)	11,548	684,912

		14,943,276

		47,029,222

Utilities — 3.2%
Electric — 3.0%
The AES Corp. (a)	13,324	183,472
Ameren Corp. (a)	4,903	226,175
American Electric Power Co., Inc. (a)	9,824	596,513
CenterPoint Energy, Inc. (a)	8,581	201,053
CMS Energy Corp. (a)	5,523	191,924
Consolidated Edison, Inc. (a)	5,921	390,845
Dominion Resources, Inc. (a)	11,710	900,499
DTE Energy Co. (a)	3,511	303,245
Duke Energy Corp. (a)	14,230	1,188,774
Edison International (a)	6,522	427,061
Entergy Corp. (a)	3,562	311,604

	Number of Shares	Value
Exelon Corp. (a)	17,196	$637,628
FirstEnergy Corp. (a)	8,418	328,218
Integrys Energy Group, Inc. (a)	1,653	128,686
NextEra Energy, Inc. (a)	8,619	916,114
Northeast Utilities (a)	6,316	338,032
NRG Energy, Inc. (a)	6,770	182,452
Pepco Holdings, Inc. (a)	5,081	136,831
PG&E Corp. (a)	9,424	501,734
Pinnacle West Capital Corp. (a)	2,197	150,077
PPL Corp. (a)	13,322	483,988
Public Service Enterprise Group, Inc. (a)	10,198	422,299
SCANA Corp. (a)	2,855	172,442
The Southern Co. (a)	17,977	882,850
TECO Energy, Inc.	4,698	96,262
Wisconsin Energy Corp. (a)	4,492	236,908
Xcel Energy, Inc. (a)	10,116	363,367

		10,899,053

Gas — 0.2%
AGL Resources, Inc. (a)	2,387	130,115
NiSource, Inc. (a)	6,291	266,864
Sempra Energy (a)	4,593	511,477

		908,456

		11,807,509

TOTAL COMMON STOCK (Cost $300,008,069)		368,102,666

TOTAL EQUITIES (Cost $300,008,069)		368,102,666

	Principal Amount
BONDS & NOTES — 0.0%

CORPORATE DEBT — 0.0%
Forest Products & Paper — 0.0%
Sino Forest Corp. (c) 5.000% 8/01/49	$359,000	-

TOTAL CORPORATE DEBT (Cost $0)		-

TOTAL BONDS & NOTES (Cost $0)		-

	Units
PURCHASED OPTIONS — 0.4%

Financial — 0.4%
Diversified Financial — 0.4%
S&P 500 Index, Put, Expires 1/17/15, Strike 1,800.00	309	61,491

The accompanying notes are an integral part of the financial statements.

MML Managed Volatility Fund – Portfolio of Investments (Continued)

	Units	Value
S&P 500 Index, Put, Expires 1/17/15, Strike 1,875.00	288	$93,600
S&P 500 Index, Put, Expires 1/17/15, Strike 1,950.00	169	101,400
S&P 500 Index, Put, Expires 2/20/15, Strike 1,825.00	421	399,950
S&P 500 Index, Put, Expires 2/20/15, Strike 1,850.00	297	313,335
S&P 500 Index, Put, Expires 3/20/15, Strike 1,825.00	295	477,900

		1,447,676

TOTAL PURCHASED OPTIONS (Cost $2,365,301)		1,447,676

TOTAL LONG-TERM INVESTMENTS (Cost $302,373,370)		369,550,342

	Principal Amount
SHORT-TERM INVESTMENTS — 1.2%
Repurchase Agreement — 1.2%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$4,451,588	4,451,588

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	2,205	2,205

TOTAL SHORT-TERM INVESTMENTS (Cost $4,453,793)		4,453,793

TOTAL INVESTMENTS — 101.4% (Cost $306,827,163) (e)		374,004,135

Other Assets/(Liabilities) — (1.4)%		(5,261,584)

NET ASSETS — 100.0%		$368,742,551

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	All or a portion of these securities are held as collateral for written options. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $0 or 0.00% of net assets.
(d)	Maturity value of $4,451,590. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $4,544,882.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 95.6%
Basic Materials — 2.1%
Chemicals — 1.0%
Celanese Corp. Series A	35,000	$2,098,601
RPM International, Inc.	50,000	2,535,500

		4,634,101

Mining — 1.1%
Franco-Nevada Corp. (a)	80,000	3,939,404
Silver Wheaton Corp.	36,000	731,880

		4,671,284

		9,305,385

Communications — 8.4%
Internet — 3.5%
Akamai Technologies, Inc. (b)	27,000	1,699,920
Coupons.com, Inc. (a) (b)	59,000	1,047,250
Dropbox, Inc. (b) (c)	9,011	172,121
GrubHub, Inc. (b)	21,000	762,720
LinkedIn Corp. Class A (b)	4,000	918,840
Netflix, Inc. (b)	4,000	1,366,440
Rackspace Hosting, Inc. (b)	57,000	2,668,170
TripAdvisor, Inc. (b)	16,000	1,194,560
VeriSign, Inc. (b)	89,000	5,073,000

		14,903,021

Media — 1.2%
Charter Communications, Inc. Class A (b)	6,000	999,720
FactSet Research Systems, Inc. (a)	31,000	4,363,250

		5,362,970

Telecommunications — 3.7%
DigitalGlobe, Inc. (b)	97,000	3,004,090
JDS Uniphase Corp. (b)	247,000	3,388,840
Motorola Solutions, Inc.	85,000	5,701,800
Palo Alto Networks, Inc. (b)	6,000	735,420
T-Mobile US, Inc. (b)	124,000	3,340,560

		16,170,710

		36,436,701

Consumer, Cyclical — 14.8%
Apparel — 0.4%
Wolverine World Wide, Inc.	62,000	1,827,140

Auto Manufacturers — 0.4%
Tesla Motors, Inc. (a) (b)	7,000	1,556,870

Automotive & Parts — 0.5%
WABCO Holdings, Inc. (b)	22,000	2,305,160

Distribution & Wholesale — 0.9%
Fastenal Co. (a)	80,000	3,804,800

	Number of Shares	Value
Home Furnishing — 0.4%
Harman International Industries, Inc.	18,000	$1,920,780

Leisure Time — 2.2%
Harley-Davidson, Inc.	48,000	3,163,680
Norwegian Cruise Line Holdings Ltd. (b)	135,000	6,312,600

		9,476,280

Lodging — 1.6%
Choice Hotels International, Inc.	53,000	2,969,060
Marriott International, Inc. Class A	48,000	3,745,440

		6,714,500

Retail — 8.4%
AutoZone, Inc. (b)	9,000	5,571,990
CarMax, Inc. (b)	133,000	8,855,140
Chipotle Mexican Grill, Inc. (b)	2,000	1,369,020
Dollar General Corp. (b)	40,000	2,828,000
Five Below, Inc. (b)	13,000	530,790
Hanesbrands, Inc.	27,000	3,013,740
L Brands, Inc.	40,000	3,462,000
The Michaels Cos., Inc. (b)	48,000	1,187,040
O’Reilly Automotive, Inc. (b)	31,000	5,971,220
Rite Aid Corp. (b)	496,000	3,729,920

		36,518,860

		64,124,390

Consumer, Non-cyclical — 27.6%
Biotechnology — 2.8%
Alkermes PLC (b)	93,000	5,446,080
Illumina, Inc. (b)	11,000	2,030,380
Incyte Corp. (b)	35,000	2,558,850
Vertex Pharmaceuticals, Inc. (b)	18,000	2,138,400

		12,173,710

Commercial Services — 7.5%
Aramark	56,000	1,744,400
CoreLogic, Inc. (b)	106,000	3,348,540
Equifax, Inc.	53,000	4,286,110
Gartner, Inc. (b)	57,000	4,799,970
Global Payments, Inc.	53,000	4,278,690
Hertz Global Holdings, Inc. (b)	35,000	872,900
Manpower, Inc.	42,000	2,863,140
Quanta Services, Inc. (b)	27,000	766,530
Towers Watson & Co. Class A	17,000	1,923,890
Vantiv, Inc. Class A (b)	108,000	3,663,360
Verisk Analytics, Inc. Class A (b)	62,000	3,971,100
Wework Cos., Inc. Class A (b) (c)	4,466	74,364

		32,592,994

Foods — 2.7%
Sprouts Farmers Market, Inc. (b)	88,000	2,990,240
TreeHouse Foods, Inc. (b)	27,000	2,309,310

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
WhiteWave Foods Co. (b)	124,000	$4,338,760
Whole Foods Market, Inc.	44,000	2,218,480

		11,856,790

Health Care – Products — 7.0%
Bruker Corp. (b)	159,000	3,119,580
CareFusion Corp. (b)	115,000	6,824,100
The Cooper Cos., Inc.	33,000	5,348,970
Henry Schein, Inc. (b)	35,000	4,765,250
IDEXX Laboratories, Inc. (b)	26,000	3,855,020
Intuitive Surgical, Inc. (b)	12,000	6,347,280

		30,260,200

Health Care – Services — 3.5%
Catalent, Inc. (b)	90,000	2,509,200
Covance, Inc. (b)	35,000	3,634,400
Envision Healthcare Holdings, Inc. (b)	60,000	2,081,400
MEDNAX, Inc. (b)	44,000	2,908,840
Universal Health Services, Inc. Class B	35,000	3,894,100

		15,027,940

Pharmaceuticals — 4.1%
Align Technology, Inc. (b)	19,000	1,062,290
Alnylam Pharmaceuticals, Inc. (b)	9,000	873,000
Cubist Pharmaceuticals, Inc. (a) (b)	5,000	503,250
DENTSPLY International, Inc.	123,000	6,552,210
Hospira, Inc. (b)	89,000	5,451,250
Pharmacyclics, Inc. (b)	13,000	1,589,380
Sirona Dental Systems, Inc. (b)	18,000	1,572,660

		17,604,040

		119,515,674

Energy — 3.6%
Coal — 0.5%
CONSOL Energy, Inc.	66,000	2,231,460

Oil & Gas — 3.1%
Concho Resources, Inc. (b)	27,000	2,693,250
EQT Corp.	62,000	4,693,400
Pioneer Natural Resources Co.	14,000	2,083,900
Range Resources Corp.	71,000	3,794,950

		15,496,960

Financial — 8.8%
Diversified Financial — 5.2%
CBOE Holdings, Inc.	71,000	4,502,820
FNF Group	177,000	6,097,650
IntercontinentalExchange, Inc.	19,000	4,166,510
LendingClub Corp. (b)	18,000	455,400
LPL Financial Holdings, Inc.	62,000	2,762,100
TD Ameritrade Holding Corp.	124,000	4,436,720

		22,421,200

	Number of Shares	Value
Insurance — 2.3%
HCC Insurance Holdings, Inc.	71,000	$3,799,920
The Progressive Corp.	133,000	3,589,670
Willis Group Holdings PLC	62,000	2,778,220

		10,167,810

Real Estate — 1.1%
Jones Lang LaSalle, Inc.	31,000	4,647,830

Real Estate Investment Trusts (REITS) — 0.2%
Zillow, Inc. Class A (a) (b)	8,000	847,120

		38,083,960

Industrial — 19.8%
Building Materials — 0.6%
Martin Marietta Materials, Inc.	23,000	2,537,360

Electrical Components & Equipment — 2.3%
AMETEK, Inc.	89,000	4,684,070
The Babcock & Wilcox Co.	138,000	4,181,400
Mobileye NV (a) (b)	27,000	1,095,120

		9,960,590

Electronics — 4.3%
Agilent Technologies, Inc.	124,000	5,076,560
FEI Co.	31,000	2,800,850
Keysight Technologies, Inc. (b)	88,000	2,971,760
Mettler-Toledo International, Inc. (b)	4,000	1,209,840
Sensata Technologies Holding NV (b)	97,000	5,083,770
Trimble Navigation Ltd. (b)	61,000	1,618,940

		18,761,720

Machinery – Diversified — 3.7%
Cognex Corp. (b)	9,000	371,970
IDEX Corp.	80,000	6,227,200
Nordson Corp.	17,000	1,325,320
Roper Industries, Inc.	35,000	5,472,250
Xylem, Inc.	66,000	2,512,620

		15,909,360

Manufacturing — 6.1%
Acuity Brands, Inc.	27,000	3,781,890
Colfax Corp. (b)	58,000	2,991,060
Pall Corp.	74,000	7,489,540
Teleflex, Inc.	43,000	4,937,260
Textron, Inc.	177,000	7,453,470

		26,653,220

Metal Fabricate & Hardware — 0.6%
Rexnord Corp. (b)	97,000	2,736,370

Packaging & Containers — 0.6%
Ball Corp.	35,000	2,385,950

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Transportation — 1.6%
J.B. Hunt Transport Services, Inc.	44,000	$3,707,000
Kansas City Southern	28,000	3,416,840

		7,123,840

		86,068,410

Technology — 10.4%
Computers — 1.6%
IHS, Inc. Class A (b)	57,000	6,491,160
Stratasys Ltd. (a) (b)	4,000	332,440

		6,823,600

Semiconductors — 2.9%
Altera Corp.	177,000	6,538,380
Atmel Corp. (b)	265,000	2,224,675
Microchip Technology, Inc.	35,000	1,578,850
Xilinx, Inc.	49,000	2,121,210

		12,463,115

Software — 5.9%
Atlassian Corp. Depository Receipt (c)	15,775	299,725
Atlassian Corp. PLC A Depository Receipt (c)	5,668	107,692
Atlassian Corp. PLC Series 1 Depository Receipt (c)	12,075	229,425
Atlassian Ser 1 Restricted Depository Receipt (c)	5,892	111,948
Atlassian Series A Preference Depository Receipt (c)	11,666	221,654
Fidelity National Information Services, Inc.	44,000	2,736,800
Fiserv, Inc. (b)	124,000	8,800,280
Guidewire Software, Inc. (b)	6,000	303,780
IMS Health Holdings, Inc. (b)	25,000	641,000
MSCI, Inc.	75,000	3,558,000
Red Hat, Inc. (b)	93,000	6,430,020
Servicenow, Inc. (b)	18,000	1,221,300
Veeva Systems, Inc. Class A (a) (b)	18,000	475,380
Workday, Inc. Class A (b)	6,000	489,660

		25,626,664

		44,913,379

Utilities — 0.1%
Electric — 0.1%
Calpine Corp. (b)	18,000	398,340

TOTAL COMMON STOCK (Cost $263,159,620)		414,343,199

PREFERRED STOCK — 0.4%
Communications — 0.3%
Internet — 0.3%
Dropbox, Inc. Series A (b) (c)	11,190	213,742

	Number of Shares	Value
Dropbox, Inc. Series A 1 (b) (c)	54,965	$1,049,897
Living Social (b) (c)	158,890	38,134

		1,301,773

Consumer, Non-cyclical — 0.1%
Commercial Services — 0.1%
Wework, Inc. Series D 2 (b) (c)	17,440	290,396
Wework, Inc. Series D 1 (b) (c)	22,197	369,606

		660,002

TOTAL PREFERRED STOCK (Cost $2,156,533)		1,961,775

TOTAL EQUITIES (Cost $265,316,153)		416,304,974

MUTUAL FUNDS — 4.1%
Diversified Financial — 4.1%
State Street Navigator Securities Lending Prime Portfolio (d)	17,417,369	17,417,369
T. Rowe Price Government Reserve Investment Fund	199,037	199,037

		17,616,406

TOTAL MUTUAL FUNDS (Cost $17,616,406)		17,616,406

TOTAL LONG-TERM INVESTMENTS (Cost $282,932,559)		433,921,380

	Principal Amount
SHORT-TERM INVESTMENTS — 4.4%
Repurchase Agreement — 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (e)	$19,183,584	19,183,584

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	2,116	2,116

TOTAL SHORT-TERM INVESTMENTS (Cost $19,185,700)		19,185,700

TOTAL INVESTMENTS — 104.5% (Cost $302,118,259) (f)		453,107,080

Other Assets/(Liabilities) — (4.5)%		(19,622,100)

NET ASSETS — 100.0%		$433,484,980

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $16,932,217 or 3.91% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $3,178,704 or 0.73% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $19,183,595. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity dates ranging from 3/20/28 – 4/01/28, and an aggregate market value, including accrued interest, of $19,568,435.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.6%

COMMON STOCK — 96.6%
Basic Materials — 1.9%
Chemicals — 0.8%
The Mosaic Co.	86,657	$3,955,892

Iron & Steel — 0.7%
Nucor Corp.	72,721	3,566,965

Mining — 0.4%
Newmont Mining Corp.	113,585	2,146,756

		9,669,613

Communications — 2.4%
Media — 0.5%
Markit, Ltd. (a)	96,734	2,556,680

Telecommunications — 1.9%
CenturyLink, Inc.	106,638	4,220,732
Harris Corp.	35,050	2,517,291
Rogers Communications, Inc. Class B	69,284	2,693,715

		9,431,738

		11,988,418

Consumer, Cyclical — 7.0%
Apparel — 0.5%
Ralph Lauren Corp.	15,058	2,788,139

Auto Manufacturers — 1.2%
Oshkosh Corp.	121,863	5,928,635

Automotive & Parts — 0.4%
Autoliv, Inc.	18,386	1,951,122

Entertainment — 0.5%
International Game Technology	134,730	2,324,093

Home Builders — 0.5%
Toll Brothers, Inc. (a)	71,595	2,453,561

Leisure Time — 0.6%
Carnival Corp.	66,760	3,026,231

Retail — 2.6%
Bed Bath & Beyond, Inc. (a)	39,190	2,985,102
Coach, Inc.	33,932	1,274,486
Lowe’s Cos., Inc.	71,872	4,944,794
Target Corp.	48,727	3,698,866

		12,903,248

Toys, Games & Hobbies — 0.7%
Mattel, Inc.	108,488	3,357,161

		34,732,190

Consumer, Non-cyclical — 19.8%
Biotechnology — 0.4%
Bio-Rad Laboratories, Inc. Class A (a)	17,821	2,148,500

	Number of Shares	Value
Commercial Services — 2.4%
The ADT Corp.	166,322	$6,025,846
Corrections Corporation of America	157,665	5,729,546

		11,755,392

Foods — 7.3%
Campbell Soup Co.	62,670	2,757,480
ConAgra Foods, Inc.	180,842	6,560,948
Danone SA	19,571	1,287,507
General Mills, Inc.	81,145	4,327,463
The J.M. Smucker Co.	46,525	4,698,094
Kellogg Co.	43,827	2,868,039
Kraft Foods Group, Inc.	40,248	2,521,940
Mondelez International, Inc. Class A	89,855	3,263,983
Sysco Corp.	200,098	7,941,890

		36,227,344

Health Care – Products — 3.7%
Boston Scientific Corp. (a)	198,383	2,628,575
CareFusion Corp. (a)	99,002	5,874,779
Medtronic, Inc.	56,012	4,044,066
Stryker Corp.	35,221	3,322,397
Zimmer Holdings, Inc.	24,727	2,804,536

		18,674,353

Health Care – Services — 4.2%
Cigna Corp.	26,646	2,742,140
Humana, Inc.	26,036	3,739,550
LifePoint Hospitals, Inc. (a)	105,536	7,589,094
Quest Diagnostics, Inc.	98,318	6,593,205

		20,663,989

Pharmaceuticals — 1.8%
Cardinal Health, Inc.	53,250	4,298,873
Hospira, Inc. (a)	27,848	1,705,690
Patterson Cos., Inc.	58,263	2,802,450

		8,807,013

		98,276,591

Energy — 6.2%
Oil & Gas — 5.1%
Antero Midstream Partners LP (a)	39,887	1,096,892
Apache Corp.	80,637	5,053,521
Devon Energy Corp.	75,130	4,598,707
Imperial Oil Ltd.	173,915	7,492,207
Noble Energy, Inc.	45,420	2,154,271
Occidental Petroleum Corp.	43,923	3,540,633
Southwestern Energy Co. (a)	39,695	1,083,276

		25,019,507

Oil & Gas Services — 0.7%
Cameron International Corp. (a)	69,987	3,495,851

Pipelines — 0.4%
Williams Partners LP	46,422	2,077,385

		30,592,743

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Financial — 25.2%
Banks — 11.7%
Bank of Hawaii Corp.	52,568	$3,117,808
BB&T Corp.	64,323	2,501,522
BOK Financial Corp.	44,021	2,643,021
Comerica, Inc.	58,864	2,757,190
Commerce Bancshares, Inc.	145,713	6,337,058
Cullen/Frost Bankers, Inc.	39,688	2,803,560
M&T Bank Corp.	50,849	6,387,651
Northern Trust Corp.	211,520	14,256,448
PNC Financial Services Group, Inc.	68,039	6,207,198
State Street Corp.	44,180	3,468,130
SunTrust Banks, Inc.	76,139	3,190,224
Westamerica Bancorp.	86,286	4,229,740

		57,899,550

Diversified Financial — 1.9%
Franklin Resources, Inc.	48,782	2,701,059
LPL Financial Holdings, Inc.	98,639	4,394,368
T. Rowe Price Group, Inc.	29,652	2,545,921

		9,641,348

Insurance — 7.2%
ACE Ltd.	37,419	4,298,695
Aflac, Inc.	36,667	2,239,987
The Allstate Corp.	24,115	1,694,079
Arthur J. Gallagher & Co.	32,727	1,540,787
Brown & Brown, Inc.	82,631	2,719,386
The Chubb Corp.	28,775	2,977,349
HCC Insurance Holdings, Inc.	94,222	5,042,761
MetLife, Inc.	40,104	2,169,225
Reinsurance Group of America, Inc.	54,950	4,814,719
Torchmark Corp.	33,416	1,810,145
The Travelers Cos., Inc.	24,702	2,614,707
Unum Group	109,478	3,818,593

		35,740,433

Real Estate Investment Trusts (REITS) — 3.3%
Annaly Capital Management, Inc.	123,455	1,334,548
Empire State Realty Trust, Inc. Class A	146,996	2,584,190
Piedmont Office Realty Trust, Inc. Class A	297,142	5,598,155
Weyerhaeuser Co.	185,358	6,652,499

		16,169,392

Savings & Loans — 1.1%
Capitol Federal Financial, Inc.	69,783	891,827
People’s United Financial, Inc.	285,837	4,339,005

		5,230,832

		124,681,555

Industrial — 14.3%
Aerospace & Defense — 1.3%
BAE Systems PLC	263,849	1,926,106

	Number of Shares	Value
Exelis, Inc.	260,295	$4,562,971

		6,489,077

Electrical Components & Equipment — 1.0%
Emerson Electric Co.	81,474	5,029,390

Electronics — 4.4%
Agilent Technologies, Inc.	41,413	1,695,448
Keysight Technologies, Inc. (a)	43,631	1,473,419
Koninklijke Philips Electronics NV	270,623	7,857,582
TE Connectivity Ltd.	66,354	4,196,891
Tyco International PLC	100,327	4,400,342
Waters Corp. (a)	16,403	1,848,946

		21,472,628

Environmental Controls — 4.0%
Clean Harbors, Inc. (a)	83,945	4,033,557
Republic Services, Inc.	362,525	14,591,632
Waste Management, Inc.	24,938	1,279,818

		19,905,007

Manufacturing — 0.9%
Pentair PLC	28,871	1,917,612
Textron, Inc.	55,870	2,352,686

		4,270,298

Packaging & Containers — 1.5%
Bemis Co., Inc.	110,972	5,017,044
Sonoco Products Co.	57,074	2,494,134

		7,511,178

Transportation — 1.2%
Heartland Express, Inc.	101,106	2,730,873
Werner Enterprises, Inc.	106,701	3,323,736

		6,054,609

		70,732,187

Technology — 8.3%
Computers — 2.1%
SanDisk Corp.	40,412	3,959,568
Western Digital Corp.	61,352	6,791,666

		10,751,234

Semiconductors — 5.5%
Applied Materials, Inc.	174,971	4,360,277
Broadcom Corp. Class A	110,556	4,790,392
Lam Research Corp.	58,439	4,636,550
Maxim Integrated Products, Inc.	105,077	3,348,804
Microchip Technology, Inc.	96,821	4,367,595
Teradyne, Inc.	283,596	5,612,365

		27,115,983

Software — 0.7%
Fidelity National Information Services, Inc.	54,462	3,387,537

		41,254,754

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Utilities — 11.5%
Electric — 9.0%
Ameren Corp.	52,531	$2,423,255
Consolidated Edison, Inc.	36,763	2,426,726
Edison International	110,063	7,206,925
Great Plains Energy, Inc.	180,393	5,124,965
Northeast Utilities	40,148	2,148,721
NorthWestern Corp.	41,090	2,324,872
OGE Energy Corp.	32,513	1,153,561
PG&E Corp.	86,768	4,619,529
The Southern Co.	49,201	2,416,261
Westar Energy, Inc.	181,259	7,475,121
Xcel Energy, Inc.	198,310	7,123,295

		44,443,231

Gas — 2.5%
Atmos Energy Corp.	90,198	5,027,636
The Laclede Group, Inc.	140,588	7,479,282

		12,506,918

		56,950,149

TOTAL COMMON STOCK (Cost $415,407,983)		478,878,200

TOTAL EQUITIES (Cost $415,407,983)		478,878,200

MUTUAL FUNDS — 2.7%
Diversified Financial — 2.7%
iShares Russell Midcap Value Index Fund	180,142	13,289,075

TOTAL MUTUAL FUNDS (Cost $12,716,424)		13,289,075

TOTAL LONG-TERM INVESTMENTS (Cost $428,124,407)		492,167,275

	Principal Amount
SHORT-TERM INVESTMENTS — 1.9%
Repurchase Agreement — 1.9%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$9,314,127	9,314,127

TOTAL SHORT-TERM INVESTMENTS (Cost $9,314,127)		9,314,127

Value
TOTAL INVESTMENTS — 101.2% (Cost $437,438,534) (c)	$501,481,402

Other Assets/(Liabilities) — (1.2)%	(5,931,607)

NET ASSETS — 100.0%	$495,549,795

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $9,314,132. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $9,504,099.
(c)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 99.8%

COMMON STOCK — 98.4%
Basic Materials — 2.9%
Chemicals — 1.4%
Minerals Technologies, Inc.	22,265	$1,546,304
Platform Specialty Products Corp. (a)	51,198	1,188,818
Sensient Technologies Corp.	18,000	1,086,120

		3,821,242

Forest Products & Paper — 0.6%
KapStone Paper and Packaging Corp.	51,891	1,520,925

Iron & Steel — 0.6%
AK Steel Holding Corp. (a) (b)	111,220	660,647
Allegheny Technologies, Inc.	24,585	854,820

		1,515,467

Mining — 0.3%
Constellium NV (a)	51,855	851,978

		7,709,612

Communications — 5.6%
Internet — 2.9%
Bankrate, Inc. (a)	67,740	842,008
Constant Contact, Inc. (a)	29,088	1,067,530
Dealertrack Technologies, Inc. (a)	13,789	610,990
Dropbox, Inc. (c)	10,469	199,970
IAC/InterActiveCorp	15,015	912,762
Marketo, Inc. (a) (b)	25,849	845,779
Shutterstock, Inc. (a) (b)	13,059	902,377
TrueCar, Inc. (a)	40,441	926,099
Yelp, Inc. (a)	12,294	672,851
zulily, Inc. Class A (a) (b)	26,939	630,373

		7,610,739

Media — 1.2%
FactSet Research Systems, Inc.	10,262	1,444,377
Markit, Ltd. (a)	20,059	530,159
The New York Times Co. Class A	79,910	1,056,410

		3,030,946

Telecommunications — 1.5%
Arista Networks, Inc. (a) (b)	7,248	440,388
Ciena Corp. (a)	47,175	915,667
DigitalGlobe, Inc. (a)	35,335	1,094,325
Ubiquiti Networks, Inc. (b)	13,836	410,099
Vonage Holdings Corp. (a)	313,380	1,193,978

		4,054,457

		14,696,142

Consumer, Cyclical — 13.8%
Airlines — 0.7%
JetBlue Airways Corp. (a) (b)	70,610	1,119,874
Spirit Airlines, Inc. (a)	10,279	776,887

		1,896,761

	Number of Shares	Value
Apparel — 0.4%
Skechers U.S.A., Inc. Class A (a)	7,453	$411,778
Vince Holding Corp. (a)	23,348	610,317

		1,022,095

Automotive & Parts — 0.2%
Gentherm, Inc. (a)	11,270	412,707

Distribution & Wholesale — 0.9%
HD Supply Holdings, Inc. (a)	42,188	1,244,124
Watsco, Inc.	10,500	1,123,500

		2,367,624

Entertainment — 1.1%
Churchill Downs, Inc.	10,520	1,002,556
DreamWorks Animation SKG, Inc. Class A (a) (b)	37,460	836,482
National CineMedia, Inc.	66,500	955,605

		2,794,643

Home Builders — 0.5%
Standard Pacific Corp. (a)	192,552	1,403,704

Home Furnishing — 0.3%
Harman International Industries, Inc.	7,400	789,654

Housewares — 0.9%
The Toro Co.	37,100	2,367,351

Leisure Time — 0.6%
Diamond Resorts International, Inc. (a)	50,882	1,419,608

Retail — 7.7%
Bloomin’ Brands, Inc. (a)	17,858	442,164
Buffalo Wild Wings, Inc. (a)	3,786	682,919
The Cheesecake Factory, Inc.	26,505	1,333,466
CST Brands, Inc.	17,552	765,443
Destination Maternity Corp.	30,000	478,500
Five Below, Inc. (a)	55,700	2,274,231
Haverty Furniture Cos., Inc.	40,600	893,606
HSN, Inc.	22,643	1,720,868
Kate Spade & Co. (a)	27,265	872,753
Krispy Kreme Doughnuts, Inc. (a)	116,800	2,305,632
Panera Bread Co. Class A (a)	24,455	4,274,734
Papa John’s International, Inc.	18,500	1,032,300
Red Robin Gourmet Burgers, Inc. (a)	9,354	720,024
Rush Enterprises, Inc. Class A (a)	34,600	1,108,930
Tuesday Morning Corp. (a)	29,491	639,955
Zumiez, Inc. (a)	21,000	811,230

		20,356,755

Textiles — 0.5%
Tumi Holdings, Inc. (a)	56,155	1,332,558

		36,163,460

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Consumer, Non-cyclical — 23.4%
Biotechnology — 1.8%
BioCryst Pharmaceuticals, Inc. (a) (b)	46,906	$570,377
Charles River Laboratories International, Inc. (a)	22,765	1,448,765
Foundation Medicine, Inc. (a) (b)	30,400	675,488
Ironwood Pharmaceuticals, Inc. (a)	24,376	373,440
NPS Pharmaceuticals, Inc. (a)	27,760	992,975
PTC Therapeutics, Inc. (a) (b)	14,012	725,401

		4,786,446

Commercial Services — 6.5%
Cardtronics, Inc. (a)	21,900	844,902
Convergys Corp.	45,925	935,492
CoStar Group, Inc. (a)	4,953	909,520
EVERTEC, Inc.	35,700	790,041
ExamWorks Group, Inc. (a) (b)	73,622	3,061,939
Healthcare Services Group, Inc.	40,200	1,243,386
Heartland Payment Systems, Inc.	16,645	897,998
Huron Consulting Group, Inc. (a)	7,490	512,241
MAXIMUS, Inc.	13,948	764,908
TriNet Group, Inc. (a)	36,282	1,134,901
TrueBlue, Inc. (a)	53,273	1,185,324
WEX, Inc. (a)	17,619	1,742,872
WNS Holdings Ltd. Sponsored ADR (India) (a)	45,497	939,968
Xoom Corp. (a) (b)	114,700	2,008,397

		16,971,889

Foods — 1.9%
Greencore Group PLC	264,836	1,172,130
SunOpta, Inc. (a)	119,794	1,419,559
The Hain Celestial Group, Inc. (a) (b)	41,200	2,401,548

		4,993,237

Health Care – Products — 7.9%
ABIOMED, Inc. (a)	30,185	1,148,841
AtriCure, Inc. (a)	53,160	1,061,074
Cepheid, Inc. (a)	7,916	428,572
Cyberonics, Inc. (a)	48,200	2,683,776
Dexcom, Inc. (a)	89,145	4,907,432
Endologix, Inc. (a)	29,260	447,385
Globus Medical, Inc. Class A (a)	40,335	958,763
HeartWare International, Inc. (a) (b)	12,434	913,029
Insulet Corp. (a)	49,542	2,281,905
Intersect ENT, Inc. (a)	11,811	219,094
LDR Holding Corp. (a)	48,300	1,583,274
MiMedx Group, Inc. (a) (b)	76,825	885,792
Novadaq Technologies, Inc. (a)	55,000	914,100
Quidel Corp. (a) (b)	42,100	1,217,532
Spectranetics Corp. (a)	35,600	1,231,048

		20,881,617

Health Care – Services — 3.4%
Acadia Healthcare Co., Inc. (a)	59,405	3,636,180
Envision Healthcare Holdings, Inc. (a)	32,886	1,140,815

	Number of Shares	Value
Kindred Healthcare, Inc.	64,570	$1,173,883
LifePoint Hospitals, Inc. (a)	12,150	873,707
Molina Healthcare, Inc. (a)	14,545	778,594
WellCare Health Plans, Inc. (a)	14,840	1,217,770

		8,820,949

Household Products — 0.2%
Spectrum Brands Holdings, Inc.	5,507	526,910

Pharmaceuticals — 1.5%
Aerie Pharmaceuticals, Inc. (a)	11,925	348,091
Agios Pharmaceuticals, Inc. (a) (b)	4,327	484,797
Alnylam Pharmaceuticals, Inc. (a)	6,154	596,938
Anacor Pharmaceuticals, Inc. (a)	21,166	682,603
Portola Pharmaceuticals, Inc. (a)	23,716	671,637
TESARO, Inc. (a) (b)	30,989	1,152,481

		3,936,547

Textiles — 0.2%
Samsonite International SA	169,670	502,269

		61,419,864

Diversified — 0.1%
Holding Company – Diversified — 0.1%
WL Ross Holding Corp. (a)	24,100	276,427

Energy — 3.9%
Energy – Alternate Sources — 1.0%
First Solar, Inc. (a)	14,160	631,465
Headwaters, Inc. (a)	72,229	1,082,713
Pattern Energy Group, Inc.	33,890	835,727

		2,549,905

Oil & Gas — 2.0%
Delek US Holdings, Inc.	16,740	456,667
Diamondback Energy, Inc. (a)	29,554	1,766,738
Patterson-UTI Energy, Inc.	44,600	739,914
RSP Permian, Inc. (a)	71,484	1,797,108
Western Refining, Inc.	12,505	472,439

		5,232,866

Oil & Gas Services — 0.9%
Dril-Quip, Inc. (a)	18,500	1,419,505
Helix Energy Solutions Group, Inc. (a)	41,000	889,700
RPC, Inc.	13,200	172,128

		2,481,333

		10,264,104

Financial — 14.1%
Banks — 2.5%
Associated Banc-Corp.	57,895	1,078,584
International Bancshares Corp.	44,080	1,169,883
PacWest Bancorp	45,735	2,079,113
South State Corp.	16,800	1,126,944
Texas Capital Bancshares, Inc. (a)	19,200	1,043,136

		6,497,660

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Diversified Financial — 4.2%
Financial Engines, Inc. (b)	74,581	$2,725,935
Investment Technology Group, Inc. (a)	56,930	1,185,283
PRA Group, Inc. (a)	62,400	3,614,832
WageWorks, Inc. (a)	33,098	2,137,138
WisdomTree Investments, Inc. (b)	89,363	1,400,765

		11,063,953

Insurance — 2.6%
Argo Group International Holdings Ltd.	25,775	1,429,739
Assured Guaranty Ltd.	25,049	651,024
eHealth, Inc. (a)	39,720	989,822
Horace Mann Educators Corp.	11,472	380,641
MGIC Investment Corp. (a)	56,300	524,716
OneBeacon Insurance Group Ltd. Class A	57,500	931,500
Primerica, Inc.	20,820	1,129,693
Stewart Information Services Corp.	20,300	751,912

		6,789,047

Investment Companies — 0.3%
Solar Capital Ltd.	45,215	814,322

Real Estate — 1.7%
Alexander & Baldwin, Inc.	27,610	1,083,969
HFF, Inc.	68,765	2,470,039
Kennedy-Wilson Holdings, Inc.	41,004	1,037,401

		4,591,409

Real Estate Investment Trusts (REITS) — 2.8%
First Industrial Realty Trust, Inc.	57,780	1,187,957
MFA Financial, Inc.	118,265	944,937
Paramount Group, Inc. (a)	106,265	1,975,466
Pebblebrook Hotel Trust	36,999	1,688,265
Redwood Trust, Inc.	50,875	1,002,238
Zillow, Inc. Class A (a) (b)	6,117	647,729

		7,446,592

		37,202,983

Industrial — 20.0%
Aerospace & Defense — 2.6%
Astronics Corp. (a)	13,661	755,590
Esterline Technologies Corp. (a)	7,085	777,082
HEICO Corp. Class A	18,700	885,632
Moog, Inc. Class A (a)	8,360	618,891
Orbital Sciences Corp. (a)	78,819	2,119,443
Teledyne Technologies, Inc. (a)	17,231	1,770,313

		6,926,951

Building Materials — 2.5%
Apogee Enterprises, Inc.	19,300	817,741
Armstrong World Industries, Inc. (a)	25,800	1,318,896
Boise Cascade Co. (a)	29,400	1,092,210
Eagle Materials, Inc.	5,578	424,095
Lennox International, Inc.	8,425	800,965

	Number of Shares	Value
Masonite International Corp. (a)	16,500	$1,014,090
Trex Co., Inc. (a)	28,163	1,199,181

		6,667,178

Electrical Components & Equipment — 0.9%
Generac Holdings, Inc. (a) (b)	22,494	1,051,820
SunPower Corp. (a) (b)	52,145	1,346,905

		2,398,725

Electronics — 2.9%
FEI Co.	25,400	2,294,890
Imax Corp. (a) (b)	72,958	2,254,402
Rogers Corp. (a)	16,775	1,366,156
Watts Water Technologies, Inc. Class A	29,127	1,847,817

		7,763,265

Engineering & Construction — 0.4%
AECOM Technology Corp. (a)	31,061	943,323

Environmental Controls — 0.4%
Clean Harbors, Inc. (a) (b)	20,150	968,207

Machinery – Diversified — 3.2%
Altra Industrial Motion Corp.	33,788	959,241
Applied Industrial Technologies, Inc.	20,805	948,500
Cognex Corp. (a)	67,865	2,804,861
The Middleby Corp. (a)	21,700	2,150,470
Tennant Co.	22,100	1,594,957

		8,458,029

Manufacturing — 2.4%
Acuity Brands, Inc.	22,799	3,193,456
Hexcel Corp. (a)	48,100	1,995,669
John Bean Technologies Corp.	32,485	1,067,457

		6,256,582

Metal Fabricate & Hardware — 0.5%
RBC Bearings, Inc.	19,869	1,282,146

Packaging & Containers — 1.3%
Graphic Packaging Holding Co. (a)	247,495	3,370,882

Transportation — 2.0%
Landstar System, Inc.	15,250	1,106,083
Old Dominion Freight Line, Inc. (a)	13,827	1,073,528
Swift Transportation Co. (a)	84,800	2,427,824
UTI Worldwide, Inc. (a)	65,700	792,999

		5,400,434

Trucking & Leasing — 0.9%
Aircastle Ltd.	60,500	1,292,885
GATX Corp.	17,200	989,688

		2,282,573

		52,718,295

Technology — 14.2%
Computers — 2.8%
Cadence Design Systems, Inc. (a)	60,000	1,138,200

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
FleetMatics Group PLC (a) (b)	18,445	$654,613
Manhattan Associates, Inc. (a)	24,000	977,280
Nimble Storage, Inc. (a) (b)	22,400	616,000
Virtusa Corp. (a)	93,578	3,899,395

		7,285,488

Semiconductors — 2.3%
Freescale Semiconductor Ltd. (a) (b)	19,562	493,549
Microsemi Corp. (a)	40,835	1,158,897
Monolithic Power Systems, Inc.	10,760	535,202
Nanometrics, Inc. (a)	27,645	464,989
ON Semiconductor Corp. (a)	111,505	1,129,546
Power Integrations, Inc.	14,666	758,819
Silicon Laboratories, Inc. (a)	20,340	968,591
SunEdison, Inc. (a) (b)	33,511	653,800

		6,163,393

Software — 9.1%
Allscripts Healthcare Solutions, Inc. (a)	62,700	800,679
Amber Road, Inc. (a)	49,700	507,934
Cornerstone OnDemand, Inc. (a)	32,400	1,140,480
Demandware, Inc. (a)	28,494	1,639,545
Envestnet, Inc. (a)	22,401	1,100,785
Guidewire Software, Inc. (a)	35,000	1,772,050
HubSpot, Inc. (a) (b)	24,900	836,889
Imperva, Inc. (a)	13,900	687,077
Medidata Solutions, Inc. (a)	28,500	1,360,875
Monotype Imaging Holdings, Inc.	31,200	899,496
New Relic, Inc. (a)	2,300	80,132
Proofpoint, Inc. (a)	20,700	998,361
Telogis (c)	80,369	40,185
TiVo, Inc. (a)	90,340	1,069,625
Tyler Technologies, Inc. (a)	39,813	4,357,135
The Ultimate Software Group, Inc. (a)	15,500	2,275,632
Veeva Systems, Inc. Class A (a)	93,421	2,467,249
Verint Systems, Inc. (a)	33,519	1,953,487

		23,987,616

		37,436,497

Utilities — 0.4%
Gas — 0.4%
Southwest Gas Corp.	17,280	1,068,076

TOTAL COMMON STOCK (Cost $216,092,938)		258,955,460

PREFERRED STOCK — 1.4%
Communications — 0.1%
Internet — 0.1%
Veracode, Inc. (a) (c)	10,688	228,937

Consumer, Cyclical — 0.9%
Automotive & Parts — 0.9%
Mobileye NV (a) (c)	58,290	2,246,030

	Number of Shares	Value
Technology — 0.4%
Software — 0.4%
Cloudera, Inc. Series F (a) (c)	12,068	$398,244
Docusign, Inc. Series B (a) (c)	456	7,415
Docusign, Inc. Series B 1 (a) (c)	136	2,211
Docusign, Inc. Series D (a) (c)	327	5,317
Docusign, Inc. Series E (a) (c)	8,460	137,560
NUTANIX, Inc. Series E (a) (c)	14,135	189,360
Telogis (a) (c)	109,450	438,895

		1,179,002

TOTAL PREFERRED STOCK (Cost $1,333,387)		3,653,969

TOTAL EQUITIES (Cost $217,426,325)		262,609,429

MUTUAL FUNDS — 11.9%
Diversified Financial — 11.9%
iShares Russell 2000 Index Fund (b)	9,226	1,104,075
State Street Navigator Securities Lending Prime Portfolio (d)	30,078,665	30,078,665

		31,182,740

TOTAL MUTUAL FUNDS (Cost $31,175,961)		31,182,740

TOTAL LONG-TERM INVESTMENTS (Cost $248,602,286)		293,792,169

	Principal Amount
SHORT-TERM INVESTMENTS — 2.1%
Repurchase Agreement — 2.1%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (e)	$5,458,126	5,458,126

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	16	16

TOTAL SHORT-TERM INVESTMENTS (Cost $5,458,142)		5,458,142

TOTAL INVESTMENTS — 113.8% (Cost $254,060,428) (f)		299,250,311

Other Assets/(Liabilities) — (13.8)%		(36,177,162)

NET ASSETS — 100.0%		$263,073,149

The accompanying notes are an integral part of the financial statements.

MML Small Cap Growth Equity Fund – Portfolio of Investments (Continued)

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $29,345,230 or 11.15% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(c)	This security is fair valued in good faith in accordance with procedures approved by the Board of Trustees. At December 31, 2014, these securities amounted to a value of $3,894,124 or 1.48% of net assets.
(d)	Represents investment of security lending collateral. (Note 2).
(e)	Maturity value of $5,458,129. Collateralized by U.S. Government Agency obligations with rates ranging from 2.750% – 3.500%, maturity dates ranging from 11/15/28 – 1/01/32, and an aggregate market value, including accrued interest, of $5,568,560.
(f)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 96.0%

COMMON STOCK — 96.0%
Basic Materials — 7.6%
Chemicals — 2.6%
American Vanguard Corp. (a)	24,900	$289,338
Innospec, Inc.	31,900	1,362,130
Minerals Technologies, Inc.	15,300	1,062,585

		2,714,053

Forest Products & Paper — 3.1%
Clearwater Paper Corp. (b)	14,000	959,700
Deltic Timber Corp.	11,200	766,080
Potlatch Corp.	22,700	950,449
Wausau Paper Corp.	59,100	671,967

		3,348,196

Iron & Steel — 0.9%
Carpenter Technology Corp.	12,100	595,925
Ryerson Holding Corp. (b)	12,300	122,139
Schnitzer Steel Industries, Inc. Class A	12,500	282,000

		1,000,064

Mining — 1.0%
Luxfer Holdings PLC	13,500	201,555
Royal Gold, Inc.	6,600	413,820
Stillwater Mining Co. (b)	30,000	442,200

		1,057,575

		8,119,888

Communications — 3.0%
Internet — 1.6%
New Media Investment Group, Inc.	24,200	571,846
Safeguard Scientifics, Inc. (b)	53,900	1,068,298

		1,640,144

Media — 0.5%
Saga Communications, Inc. Class A	12,700	552,196

Telecommunications — 0.9%
Ixia (b)	47,400	533,250
Premiere Global Services, Inc. (b)	7,310	77,632
Sonus Networks, Inc. (b)	91,900	364,843

		975,725

		3,168,065

Consumer, Cyclical — 12.1%
Airlines — 1.9%
Alaska Air Group, Inc.	33,900	2,025,864

Apparel — 0.2%
Crocs, Inc. (b)	18,500	231,065

Automotive & Parts — 0.7%
Dorman Products, Inc. (b)	3,900	188,253
Modine Manufacturing Co. (b)	39,300	534,480

		722,733

	Number of Shares	Value
Distribution & Wholesale — 2.1%
Beacon Roofing Supply, Inc. (b)	43,800	$1,217,640
Pool Corp.	16,500	1,046,760

		2,264,400

Entertainment — 0.4%
Ascent Media Corp. Series A (b)	6,700	354,631
National CineMedia, Inc.	4,700	67,539

		422,170

Home Builders — 1.1%
M/I Homes, Inc. (b)	14,500	332,920
Meritage Home Corp. (b)	22,900	824,171

		1,157,091

Home Furnishing — 0.5%
Ethan Allen Interiors, Inc.	16,500	511,005

Leisure Time — 0.6%
Brunswick Corp.	12,300	630,498
Interval Leisure Group, Inc.	2,500	52,225

		682,723

Lodging — 0.2%
Belmond Ltd. (b)	15,500	191,735

Retail — 2.9%
Fred’s, Inc. Class A	23,800	414,358
Haverty Furniture Cos., Inc.	28,000	616,280
Pier 1 Imports, Inc.	44,600	686,840
Red Robin Gourmet Burgers, Inc. (b)	5,000	384,875
Sportsman’s Warehouse Holdings, Inc. (b)	36,200	264,984
Stein Mart, Inc.	45,900	671,058

		3,038,395

Textiles — 1.5%
Culp, Inc.	19,100	414,088
G&K Services, Inc. Class A	16,700	1,183,195

		1,597,283

		12,844,464

Consumer, Non-cyclical — 11.5%
Agriculture — 0.1%
Alliance One International, Inc. (b)	54,900	86,742

Biotechnology — 0.3%
Momenta Pharmaceuticals, Inc. (b)	23,700	285,348

Commercial Services — 5.6%
Aaron’s, Inc.	60,300	1,843,371
American Public Education, Inc. (b)	10,900	401,883
Electro Rent Corp.	39,000	547,560
FTI Consulting, Inc. (b)	13,700	529,231
Hillenbrand, Inc.	6,330	218,385
Landauer, Inc.	6,100	208,254
McGrath RentCorp	34,100	1,222,826

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Navigant Consulting, Inc. (b)	36,200	$556,394
On Assignment, Inc. (b)	12,100	401,599

		5,929,503

Foods — 0.9%
Pinnacle Foods, Inc.	8,100	285,930
SpartanNash Co.	26,500	692,710

		978,640

Health Care – Products — 3.0%
Atrion Corp.	600	204,006
Halyard Health, Inc. (a) (b)	19,600	891,212
Quidel Corp. (a) (b)	19,200	555,264
West Pharmaceutical Services, Inc.	29,500	1,570,580

		3,221,062

Health Care – Services — 1.2%
National Healthcare Corp.	12,100	760,364
Triple-S Management Corp. Class B (b)	17,300	413,643
WellCare Health Plans, Inc. (b)	800	65,648

		1,239,655

Household Products — 0.4%
CSS Industries, Inc.	16,700	461,588

		12,202,538

Diversified — 0.4%
Holding Company – Diversified — 0.4%
National Bank Holdings Corp. Class A	21,700	421,197

Energy — 2.8%
Coal — 0.3%
Cloud Peak Energy, Inc. (b)	32,900	302,022

Oil & Gas — 1.7%
Atwood Oceanics, Inc. (b)	10,400	295,048
Clayton Williams Energy, Inc. (b)	4,300	274,340
Matador Resources Co. (b)	19,500	394,485
Northern Oil and Gas, Inc. (a) (b)	37,400	211,310
Oasis Petroleum, Inc. (b)	20,100	332,454
PDC Energy, Inc. (b)	8,300	342,541

		1,850,178

Oil & Gas Services — 0.8%
CARBO Ceramics, Inc. (a)	6,700	268,335
Tesco Corp.	25,500	326,910
TETRA Technologies, Inc. (b)	39,200	261,856

		857,101

		3,009,301

Financial — 24.3%
Banks — 9.5%
BBCN Bancorp, Inc.	29,800	428,524
Columbia Banking System, Inc.	24,400	673,684
East West Bancorp, Inc.	48,226	1,866,828

	Number of Shares	Value
Glacier Bancorp, Inc.	37,700	$1,046,929
Home Bancshares, Inc.	58,425	1,878,948
Sandy Spring Bancorp, Inc.	26,850	700,248
Signature Bank (b)	7,500	944,700
SVB Financial Group (b)	13,000	1,508,910
Wintrust Financial Corp.	23,400	1,094,184

		10,142,955

Diversified Financial — 1.0%
Janus Capital Group, Inc. (a)	24,700	398,411
JMP Group, Inc.	19,000	144,780
Piper Jaffray Cos., Inc. (b)	8,800	511,192

		1,054,383

Insurance — 4.5%
Assured Guaranty Ltd.	17,182	446,560
Employers Holdings, Inc.	26,900	632,419
Enstar Group Ltd. (b)	1,000	152,890
Meadowbrook Insurance Group, Inc.	58,000	490,680
National Interstate Corp.	19,700	587,060
ProAssurance Corp.	39,900	1,801,485
Radian Group, Inc.	37,600	628,672
Safety Insurance Group, Inc.	1,700	108,817

		4,848,583

Real Estate — 0.5%
Forestar Real Esate Group, Inc. (b)	6,700	103,180
Terreno Realty Corp.	21,000	433,230

		536,410

Real Estate Investment Trusts (REITS) — 8.8%
Acadia Realty Trust	31,200	999,336
Associated Estates Realty Corp.	20,600	478,126
Catchmark Timber Trust, Inc. Class A	17,610	199,345
CBL & Associates Properties, Inc.	37,700	732,134
Cedar Realty Trust, Inc.	58,600	430,124
First Potomac Realty Trust	48,600	600,696
Home Properties, Inc.	7,200	472,320
Kilroy Realty Corp.	13,500	932,445
LaSalle Hotel Properties	25,850	1,046,150
Pebblebrook Hotel Trust	27,400	1,250,262
PS Business Parks, Inc.	3,900	310,206
Saul Centers, Inc.	15,200	869,288
Strategic Hotels & Resorts, Inc. (b)	35,400	468,342
Washington Real Estate Investment Trust	19,600	542,136

		9,330,910

		25,913,241

Industrial — 25.5%
Aerospace & Defense — 0.7%
Kaman Corp.	17,200	689,548
Kratos Defense & Security Solutions, Inc. (b)	3,800	19,076

		708,624

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Building Materials — 2.9%
Comfort Systems USA, Inc.	29,400	$503,328
Drew Industries, Inc. (b)	23,000	1,174,610
Gibraltar Industries, Inc. (b)	33,100	538,206
Quanex Building Products Corp.	7,600	142,728
Universal Forest Products, Inc.	13,700	728,840

		3,087,712

Electrical Components & Equipment — 3.1%
Advanced Energy Industries, Inc. (b)	31,000	734,700
Belden, Inc.	17,000	1,339,770
Littelfuse, Inc.	12,800	1,237,376

		3,311,846

Electronics — 2.7%
Analogic Corp.	6,400	541,504
Badger Meter, Inc.	2,700	160,245
Electro Scientific Industries, Inc.	36,000	279,360
Fabrinet (b)	27,900	494,946
Methode Electronics, Inc.	12,000	438,120
Newport Corp. (b)	17,900	342,069
Woodward, Inc.	12,830	631,621

		2,887,865

Engineering & Construction — 0.5%
Aegion Corp. (b)	27,900	519,219

Environmental Controls — 1.4%
MSA Safety, Inc.	16,600	881,294
US Ecology, Inc.	15,200	609,824

		1,491,118

Hand & Machine Tools — 0.6%
Franklin Electric Co., Inc.	16,200	607,986

Machinery – Construction & Mining — 0.5%
Astec Industries, Inc.	13,400	526,754

Machinery – Diversified — 1.3%
Cognex Corp. (b)	6,000	247,980
Nordson Corp.	15,000	1,169,400

		1,417,380

Manufacturing — 3.6%
AptarGroup, Inc.	21,300	1,423,692
ESCO Technologies, Inc.	21,600	797,040
Matthews International Corp. Class A	21,500	1,046,405
Myers Industries, Inc.	35,800	630,080

		3,897,217

Metal Fabricate & Hardware — 1.4%
Circor International, Inc.	11,800	711,304
RBC Bearings, Inc.	4,900	316,197
Sun Hydraulics Corp.	10,900	429,242

		1,456,743

	Number of Shares	Value
Transportation — 6.8%
Bristow Group, Inc.	2,700	$177,633
GasLog Ltd.	30,700	624,745
Genesee & Wyoming, Inc. Class A (b)	19,250	1,730,960
Hub Group, Inc. Class A (b)	15,200	578,816
Kirby Corp. (b)	10,250	827,585
Landstar System, Inc.	29,000	2,103,370
Teekay Tankers Ltd. Class A (a)	67,400	341,044
Universal Truckload Services, Inc.	17,700	504,627
UTI Worldwide, Inc. (b)	30,200	364,514

		7,253,294

		27,165,758

Technology — 4.2%
Semiconductors — 2.4%
Brooks Automation, Inc.	27,600	351,900
Cabot Microelectronics Corp. (b)	19,200	908,544
Entegris, Inc. (b)	31,100	410,831
Intersil Corp. Class A	11,300	163,511
Teradyne, Inc.	34,400	680,776

		2,515,562

Software — 1.8%
Progress Software Corp. (b)	22,200	599,844
SYNNEX Corp.	17,100	1,336,536

		1,936,380

		4,451,942

Utilities — 4.6%
Electric — 3.2%
Black Hills Corp.	10,000	530,400
Cleco Corp.	21,050	1,148,067
El Paso Electric Co.	19,200	769,152
NorthWestern Corp.	16,300	922,254

		3,369,873

Gas — 1.4%
PNM Resources, Inc.	21,400	634,082
Southwest Gas Corp.	14,600	902,426

		1,536,508

		4,906,381

TOTAL COMMON STOCK (Cost $70,419,849)		102,202,775

TOTAL EQUITIES (Cost $70,419,849)		102,202,775

MUTUAL FUNDS — 3.3%
Diversified Financial — 3.3%
iShares Russell 2000 Value Index Fund (a)	5,700	579,576

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
State Street Navigator Securities Lending Prime Portfolio (c)	2,988,517	$2,988,517
T. Rowe Price Reserve Investment Fund	1,001	1,001

		3,569,094

TOTAL MUTUAL FUNDS (Cost $3,465,825)		3,569,094

TOTAL LONG-TERM INVESTMENTS (Cost $73,885,674)		105,771,869

	Principal Amount
SHORT-TERM INVESTMENTS — 4.6%
Repurchase Agreement — 4.6%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (d)	$4,915,649	4,915,649

Time Deposits — 0.0%
Euro Time Deposit 0.010% 1/02/15	57	57

TOTAL SHORT-TERM INVESTMENTS (Cost $4,915,706)		4,915,706

TOTAL INVESTMENTS — 103.9% (Cost $78,801,380) (e)		110,687,575

Other Assets/(Liabilities) — (3.9)%		(4,173,644)

NET ASSETS — 100.0%		$106,513,931

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Denotes all or a portion of security on loan. The total value of securities on loan as of December 31, 2014, was $2,910,195 or 2.73% of net assets. Total securities on loan may not correspond with the amounts identified in the Portfolio of Investments because pending sales may be in the process of recall from the brokers. (Note 2).
(b)	Non-income producing security.
(c)	Represents investment of security lending collateral. (Note 2).
(d)	Maturity value of $4,915,652. Collateralized by U.S. Government Agency obligations with a rate of 2.750%, maturity date of 11/15/28, and an aggregate market value, including accrued interest, of $5,014,352.
(e)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 101.0%

COMMON STOCK — 101.0%
Basic Materials — 2.3%
Chemicals — 1.5%
A. Schulman, Inc.	53,090	$2,151,738
Huntsman Corp.	64,980	1,480,244

		3,631,982

Iron & Steel — 0.8%
Steel Dynamics, Inc.	104,239	2,057,678

		5,689,660

Communications — 5.0%
Internet — 1.2%
CDW Corp.	83,010	2,919,461

Telecommunications — 3.8%
Amdocs Ltd.	62,698	2,925,175
Anixter International, Inc. (a)	21,960	1,942,582
Finisar Corp. (a)	95,540	1,854,431
Harris Corp.	40,280	2,892,910

		9,615,098

		12,534,559

Consumer, Cyclical — 20.1%
Apparel — 0.8%
Crocs, Inc. (a)	168,220	2,101,068

Automotive & Parts — 3.7%
Dana Holding Corp.	126,043	2,740,175
Lear Corp.	33,326	3,268,614
Tenneco, Inc. (a)	61,011	3,453,833

		9,462,622

Distribution & Wholesale — 1.3%
WESCO International, Inc. (a)	41,840	3,188,626

Home Builders — 3.2%
Meritage Home Corp. (a)	83,414	3,002,070
PulteGroup, Inc.	121,550	2,608,463
Thor Industries, Inc.	44,000	2,458,280

		8,068,813

Retail — 11.1%
Big Lots, Inc.	73,460	2,939,869
Bloomin’ Brands, Inc. (a)	178,520	4,420,155
Brown Shoe Co., Inc.	81,750	2,628,263
The Children’s Place Retail Store, Inc.	55,894	3,185,958
Dillard’s, Inc. Class A	22,610	2,830,320
GameStop Corp. Class A	64,223	2,170,737
Insight Enterprises, Inc. (a)	103,630	2,682,981
Office Depot, Inc. (a)	558,687	4,790,741
Pier 1 Imports, Inc.	145,370	2,238,698

		27,887,722

		50,708,851

	Number of Shares	Value
Consumer, Non-cyclical — 10.6%
Commercial Services — 2.6%
Booz Allen Hamilton Holding Corp.	124,600	$3,305,638
Convergys Corp.	28,066	571,705
Genpact Ltd. (a)	137,567	2,604,143

		6,481,486

Foods — 2.6%
Dean Foods Co.	225,634	4,372,787
Ingredion, Inc.	26,660	2,261,834

		6,634,621

Health Care – Services — 3.3%
LifePoint Hospitals, Inc. (a)	43,320	3,115,141
Molina Healthcare, Inc. (a)	34,910	1,868,732
WellCare Health Plans, Inc. (a)	41,340	3,392,361

		8,376,234

Household Products — 2.1%
Avery Dennison Corp.	50,625	2,626,425
Helen of Troy Ltd. (a)	38,670	2,515,870

		5,142,295

		26,634,636

Energy — 2.0%
Oil & Gas — 2.0%
Bill Barrett Corp. (a)	147,986	1,685,561
Rosetta Resources, Inc. (a)	86,300	1,925,353
SM Energy Co.	39,440	1,521,595

		5,132,509

		5,132,509

Financial — 29.1%
Banks — 8.6%
Associated Banc-Corp.	101,887	1,898,155
Comerica, Inc.	54,995	2,575,966
Huntington Bancshares, Inc.	325,515	3,424,418
Popular, Inc. (a)	97,959	3,335,504
Susquehanna Bancshares, Inc.	239,048	3,210,414
Synovus Financial Corp.	77,110	2,088,910
Webster Financial Corp.	64,080	2,084,522
Zions Bancorp	101,875	2,904,456

		21,522,345

Diversified Financial — 2.3%
E*TRADE Financial Corp. (a)	108,184	2,624,003
SLM Corp.	319,721	3,257,957

		5,881,960

Insurance — 10.0%
American Financial Group, Inc.	61,640	3,742,781
Aspen Insurance Holdings Ltd.	79,170	3,465,271
Assurant, Inc.	28,100	1,922,883
CNO Financial Group, Inc.	194,120	3,342,746

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Number of Shares	Value
Essent Group Ltd. (a)	93,830	$2,412,369
The Hanover Insurance Group, Inc.	48,890	3,486,835
PartnerRe Ltd.	29,170	3,329,172
StanCorp Financial Group, Inc.	7,793	544,419
Validus Holdings Ltd.	72,510	3,013,516

		25,259,992

Real Estate Investment Trusts (REITS) — 7.5%
DDR Corp.	136,320	2,502,835
DiamondRock Hospitality Co.	230,318	3,424,829
LTC Properties, Inc.	76,060	3,283,510
Medical Properties Trust, Inc.	206,030	2,839,093
Mid-America Apartment Communities, Inc.	29,810	2,226,211
Parkway Properties, Inc.	123,636	2,273,666
STAG Industrial, Inc.	92,810	2,273,845

		18,823,989

Savings & Loans — 0.7%
First Niagara Financial Group, Inc.	216,888	1,828,366

		73,316,652

Industrial — 17.1%
Aerospace & Defense — 1.5%
Spirit AeroSystems Holdings, Inc. Class A (a)	89,120	3,835,725

Electrical Components & Equipment — 0.6%
General Cable Corp.	97,051	1,446,060

Electronics — 5.6%
Arrow Electronics, Inc. (a)	60,913	3,526,253
Avnet, Inc.	79,090	3,402,452
Jabil Circuit, Inc.	95,077	2,075,531
TTM Technologies, Inc. (a)	216,007	1,626,533
Vishay Intertechnology, Inc.	245,916	3,479,711

		14,110,480

Engineering & Construction — 3.8%
AECOM Technology Corp. (a)	126,433	3,839,770
Granite Construction, Inc.	69,795	2,653,606
Tutor Perini Corp. (a)	125,847	3,029,138

		9,522,514

Hand & Machine Tools — 1.1%
Regal-Beloit Corp.	37,530	2,822,256

Machinery – Construction & Mining — 0.7%
Terex Corp.	65,430	1,824,188

Manufacturing — 1.1%
ITT Corp.	66,610	2,695,041

Packaging & Containers — 0.8%
Graphic Packaging Holding Co. (a)	153,670	2,092,985

Transportation — 1.9%
Con-way, Inc.	34,910	1,716,874

	Number of Shares	Value
Ryder System, Inc.	32,340	$3,002,769

		4,719,643

		43,068,892

Technology — 8.0%
Computers — 2.3%
Brocade Communications Systems, Inc.	216,120	2,558,861
NCR Corp. (a)	112,200	3,269,508

		5,828,369

Semiconductors — 4.2%
Advanced Micro Devices, Inc. (a)	360,550	962,669
Entegris, Inc. (a)	107,878	1,425,068
Fairchild Semiconductor International, Inc. (a)	119,690	2,020,367
Lam Research Corp.	44,215	3,508,018
Teradyne, Inc.	132,230	2,616,832

		10,532,954

Software — 1.5%
Electronic Arts, Inc. (a)	82,150	3,862,282

		20,223,605

Utilities — 6.8%
Electric — 1.4%
Westar Energy, Inc.	85,720	3,535,093

Gas — 5.4%
Atmos Energy Corp.	54,171	3,019,492
PNM Resources, Inc.	125,543	3,719,839
Southwest Gas Corp.	59,140	3,655,443
UGI Corp.	82,205	3,122,146

		13,516,920

		17,052,013

TOTAL COMMON STOCK (Cost $222,218,393)		254,361,377

TOTAL EQUITIES (Cost $222,218,393)		254,361,377

TOTAL LONG-TERM INVESTMENTS (Cost $222,218,393)		254,361,377

The accompanying notes are an integral part of the financial statements.

MML Small/Mid Cap Value Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
SHORT-TERM INVESTMENTS — 1.4%
Repurchase Agreement — 1.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (b)	$3,444,657	$3,444,657

TOTAL SHORT-TERM INVESTMENTS (Cost $3,444,657)		3,444,657

TOTAL INVESTMENTS — 102.4% (Cost $225,663,050) (c)		257,806,034

Other Assets/(Liabilities) — (2.4)%		(5,922,928)

NET ASSETS — 100.0%		$251,883,106

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Maturity value of $3,444,659. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $3,515,449.
(c)	See Note 6 for aggregate cost for federal tax purposes.

Country weightings, as a percentage of net assets, is as follows:

United States	91.6%
Bermuda	6.9%
Puerto Rico	1.3%
United Kingdom	1.2%

Total Long-Term Investments	101.0%
Short-Term Investments and Other Assets and Liabilities	(1.0)%

Net Assets	100.0%

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments

December 31, 2014

	Number of Shares	Value
EQUITIES — 0.3%

PREFERRED STOCK — 0.3%
Financial — 0.3%
Savings & Loans — 0.3%
GMAC Capital Trust I VRN 8.125%	44,000	$1,160,720

TOTAL PREFERRED STOCK (Cost $1,100,000)		1,160,720

TOTAL EQUITIES (Cost $1,100,000)		1,160,720

	Principal Amount
BONDS & NOTES — 95.3%

CORPORATE DEBT — 17.4%
Auto Manufacturers — 0.3%
Daimler Finance NA LLC FRN (a) 0.831% 1/09/15	$1,300,000	1,300,065

Banks — 3.3%
Bank of America Corp. FRN 0.521% 6/15/16	2,500,000	2,483,110
Citigroup, Inc. FRN 1.194% 7/25/16	2,800,000	2,817,735
HBOS PLC (a) 6.750% 5/21/18	100,000	111,450
JPMorgan Chase & Co. FRN 0.784% 4/25/18	700,000	698,395
Morgan Stanley FRN 1.514% 4/25/18	1,000,000	1,015,913
Royal Bank of Scotland Group PLC 2.550% 9/18/15	1,000,000	1,010,012
Wells Fargo & Co. FRN 0.534% 6/02/17	5,500,000	5,476,168

		13,612,783

Commercial Services — 0.2%
Catholic Health Initiatives 4.350% 11/01/42	750,000	744,609

Diversified Financial — 8.0%
American Honda Finance Corp. FRN 0.235% 6/04/15	2,400,000	2,399,892
Capital One Bank USA NA 2.250% 2/13/19	1,000,000	992,758
Federal Home Loan Mortgage Corp. 0.875% 3/07/18	100,000	98,861
Federal Home Loan Mortgage Corp. 1.000% 9/29/17	1,200,000	1,198,363
Federal Home Loan Mortgage Corp. 1.250% 8/01/19	1,200,000	1,176,533
Federal Home Loan Mortgage Corp. 1.250% 10/02/19	700,000	685,875

	Principal Amount	Value
Federal Home Loan Mortgage Corp. 3.750% 3/27/19	$400,000	$434,455
Federal National Mortgage Association 0.875% 12/20/17	100,000	99,119
Federal National Mortgage Association 0.875% 2/08/18	800,000	791,670
Federal National Mortgage Association 0.875% 5/21/18	100,000	98,437
Federal National Mortgage Association 1.125% 4/27/17	600,000	602,582
Federal National Mortgage Association 1.250% 1/30/17	800,000	807,157
Federal National Mortgage Association 1.875% 9/18/18	200,000	203,165
Federal National Mortgage Association 5.000% 5/11/17	2,300,000	2,515,671
Federal National Mortgage Association 5.375% 6/12/17	100,000	110,513
Ford Motor Credit Co. LLC FRN 0.682% 11/08/16	1,400,000	1,393,832
Ford Motor Credit Co. LLC 3.875% 1/15/15	2,300,000	2,301,741
Ford Motor Credit Co. LLC 5.625% 9/15/15	1,000,000	1,031,843
Ford Motor Credit Co. LLC 7.000% 4/15/15	200,000	203,441
The Goldman Sachs Group, Inc. 5.950% 1/18/18	1,750,000	1,944,194
JP Morgan Chase & Co. FRN 0.752% 2/15/17	2,700,000	2,693,182
JP Morgan Chase & Co. 5.875% 6/13/16	3,100,000	3,304,535
Macquarie Bank Ltd. (a) 6.625% 4/07/21	1,600,000	1,847,045
Merrill Lynch & Co., Inc. 6.875% 4/25/18	4,400,000	5,053,752
Navient LLC 8.450% 6/15/18	1,500,000	1,672,500

		33,661,116

Electric — 1.4%
Duquesne Light Holdings, Inc. (a) 6.400% 9/15/20	1,500,000	1,751,711
Entergy Corp. 3.625% 9/15/15	100,000	101,424
Florida Power & Light Co. 3.800% 12/15/42	1,200,000	1,211,238
MidAmerican Energy Co. 4.800% 9/15/43	1,400,000	1,625,534
Southwestern Electric Power Co. 6.200% 3/15/40	800,000	1,037,457

		5,727,364

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Gas — 0.5%
Florida Gas Transmission Co. LLC (a) 7.900% 5/15/19	$1,000,000	$1,201,750
Southern California Gas Co. 3.750% 9/15/42	1,000,000	992,195

		2,193,945

Machinery – Diversified — 0.8%
John Deere Capital Corp. FRN 0.330% 4/12/16	3,400,000	3,397,691

Pipelines — 0.3%
Energy Transfer Partners LP 3.600% 2/01/23	1,250,000	1,209,585

Retail — 0.1%
Wal-Mart Stores, Inc. 4.000% 4/11/43	400,000	414,992

Telecommunications — 2.5%
BellSouth Corp. (a) 4.182% 4/26/21	3,900,000	3,938,384
Verizon Communications, Inc. 0.700% 11/02/15	3,800,000	3,798,302
Verizon Communications, Inc. FRN 1.771% 9/15/16	1,000,000	1,018,130
Verizon Communications, Inc. FRN 1.991% 9/14/18	200,000	208,051
Verizon Communications, Inc. 2.500% 9/15/16	1,509,000	1,542,462

		10,505,329

TOTAL CORPORATE DEBT (Cost $72,216,415)		72,767,479

MUNICIPAL OBLIGATIONS — 0.8%
Los Angeles Community College District BAB 6.600% 8/01/42	1,000,000	1,439,840
Los Angeles Community College District BAB 6.750% 8/01/49	900,000	1,341,324
State of California BAB 5.700% 11/01/21	500,000	592,335

		3,373,499

TOTAL MUNICIPAL OBLIGATIONS (Cost $2,548,776)		3,373,499

	Principal Amount	Value
NON-U.S. GOVERNMENT AGENCY OBLIGATIONS — 17.9%
Automobile ABS — 2.1%
Ally Auto Receivables Trust, Series 2014-1, Class A2 0.480% 2/15/17	$3,600,000	$3,598,933
Nissan Auto Lease Trust, Series 2014-A, Class A2B FRN 0.321% 9/15/16	1,600,000	1,600,003
Santander Drive Auto Receivables Trust, Series 2014-3, Class A2B FRN 0.441% 8/15/17	3,734,641	3,734,649

		8,933,585

Commercial MBS — 4.7%
Banc of America Large Loan, Inc., Series 2009-UB2, Class A4AA VRN (a) 5.670% 2/24/51	862,424	939,870
Bear Stearns Commercial Mortgage Securities, Series 2007-PW16, Class A2 VRN 5.655% 6/11/40	147,928	149,362
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C5, Class A1A 5.297% 12/15/39	2,351,479	2,494,613
Credit Suisse Commercial Mortgage Trust Series, Series 2006-C4, Class A1A 5.460% 9/15/39	1,372,623	1,443,528
DBRR Trust, Series 2013-EZ3, Class A VRN (a) 1.636% 12/18/49	2,048,310	2,058,871
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A2 (a) 3.341% 7/15/46	1,514,639	1,554,584
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2010-C2, Class A2 (a) 3.616% 11/15/43	1,200,000	1,256,295
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class ASB (a) 3.734% 7/15/46	1,275,000	1,343,635
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2011-C4, Class A3 (a) 4.106% 7/15/46	1,945,000	2,076,921
LB-UBS Commercial Mortgage Trust, Series 2006-C1, Class A4 5.156% 2/15/31	1,953,442	2,000,146

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Merrill Lynch Mortgage Trust, Series 2005-CIP1, Class AM VRN 5.107% 7/12/38	$1,110,000	$1,128,326
Morgan Stanley Reremic Trust, Series 2010-GG10, Class A4A VRN (a) 5.796% 8/15/45	1,295,945	1,389,017
Wachovia Bank Commercial Mortgage Trust, Series 2006-C23, Class A4 VRN 5.418% 1/15/45	313,224	321,590
Wells Fargo Commercial Mortgage Trust, Series 2010-C1, Class A2 (a) 4.393% 11/15/43	500,000	544,921
WF-RBS Commercial Mortgage Trust, Series 2011-C4, Class A4 VRN (a) 4.902% 6/15/44	800,000	900,281

		19,601,960

Home Equity ABS — 2.5%
Bear Stearns I Trust, Series 2006-HE1, Class 1M1 FRN 0.579% 12/25/35	2,000,000	1,892,286
Countrywide Asset-Backed Certificates, Series 2006-15, Class A3 VRN 5.689% 10/25/46	2,625,071	2,265,671
GSAA Home Equity Trust, Series 2006-20, Class 1A2 FRN 0.350% 12/25/46	1,319,059	733,631
New Century Home Equity Loan Trust, Series 2005-2, Class M1 FRN 0.600% 6/25/35	2,092,132	2,041,166
Soundview Home Loan Trust, Series 2006-3, Class A3 FRN 0.330% 11/25/36	1,456,657	1,226,789
Wells Fargo Home Equity Trust, Series 2004-2, Class M3 FRN 0.870% 10/25/34	2,311,204	2,141,715

		10,301,258

Other ABS — 1.9%
A Voce CLO Ltd., Series 2014-1A, Class A1B FRN (a) 1.693% 7/15/26	1,180,000	1,167,211
Blue Hill CLO Ltd., Series 2013-1A, Class A FRN (a) 1.711% 1/15/26	950,000	943,148
Cedar Funding CLO Ltd., Series 2014-3A, Class A1 (a) 1.762% 5/20/26	1,175,000	1,168,520
Flagship CLO Ltd., Series 2013-7A, Class A1 FRN (a) 1.701% 1/20/26	1,000,000	992,267

	Principal Amount	Value
Hillmark Funding, Series 2006-1A, Class A1 FRN (a) 0.481% 5/21/21	$386,273	$381,953
Magnetite CLO Ltd., Series 2014-8A, Class A FRN (a) 1.711% 4/15/26	995,000	988,338
RAMP Trust, Series 2005-RS2, Class M2 FRN 0.650% 2/25/35	2,401,785	2,357,836

		7,999,273

Student Loans ABS — 2.9%
SLC Student Loan Trust, Series 2005-2, Class B FRN 0.521% 3/15/40	473,886	424,276
SLM Student Loan Trust, Series 2007-1, Class A5 FRN 0.324% 1/26/26	2,140,000	2,089,617
SLM Student Loan Trust, Series 2005-4, Class B FRN 0.414% 7/25/40	247,951	223,781
SLM Student Loan Trust, 2005-9 B FRN 0.534% 1/25/41	240,479	217,460
SLM Student Loan Trust, Series 2011-1, Class A1 FRN 0.690% 3/25/26	2,036,745	2,039,365
SLM Student Loan Trust, Series 2012-2, Class A FRN 0.870% 1/25/29	2,043,878	2,049,966
SLM Student Loan Trust, Series 2008-6, Class A3 FRN 0.984% 1/25/19	2,060,000	2,069,284
SLM Student Loan Trust, Series 2007-6, Class B FRN 1.084% 4/27/43	680,947	622,672
SLM Student Loan Trust, Series 2007-8, Class B FRN 1.234% 4/27/43	234,127	221,522
SLM Student Loan Trust, Series 2008-9, Class A FRN 1.734% 4/25/23	2,016,622	2,075,301

		12,033,244

WL Collateral CMO — 3.8%
Banc of America Funding Ltd., Series 2012-R5, Class A FRN (a) 0.414% 10/03/39	1,058,736	1,058,590
Chase Mortgage Finance Corp., Series 2006-A1, Class 4A1 FRN 5.628% 9/25/36	71,102	65,257
Chase Mortgage Finance Trust, Series 2007-A1, Class 11A4 FRN 2.479% 3/25/37	1,196,803	1,068,252

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Citigroup Mortgage Loan Trust, Series 2005-11, Class A2A FRN 2.540% 10/25/35	$485,005	$475,467
First Horizon Mortgage Pass-Through Trust, Series 2005-AR5, Class 2A1 FRN 2.613% 11/25/35	2,240,872	2,077,743
GSR Mortgage Loan Trust, Series 2005-AR6, Class 1A1 FRN 2.655% 9/25/35	460,691	459,033
IndyMac Index Mortgage Loan Trust, Series 2005-AR19, Class A1 FRN 4.654% 10/25/35	2,266,850	1,909,823
JP Morgan Alternative Loan Trust, Series 2005-A2, Class 1A1 FRN 0.690% 1/25/36	410,549	362,480
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2005-AR1, Class M1 FRN 0.740% 2/25/35	3,200,000	2,813,751
Opteum Mortgage Acceptance Corp., Series 2005-5, Class 1APT FRN 0.450% 12/25/35	393,735	341,525
Washington Mutual Mortgage Pass-Through Certificates,, Series 2007-OA6, Class 1A FRN 0.923% 7/25/47	2,366,366	1,993,663
Washington Mutual Mortgage Pass-Through Certificates, Series 2006-1 Trust, Class 3A2 5.750% 2/25/36	2,389,997	2,141,241
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR10, Class 1A1 FRN 2.610% 7/25/36	500,137	477,616
Wells Fargo Mortgage Backed Securities Trust, Series 2004-DD, Class 2A6 FRN 2.615% 1/25/35	815,167	812,600

		16,057,041

TOTAL NON-U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $74,497,183)		74,926,361

U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES — 25.1%
Collateralized Mortgage Obligations — 1.0%
Federal Home Loan Mortgage Corp., Multifamily Structured Pass Through Certificates, Series KF03, Class A FRN 0.510% 1/25/21	2,111,245	2,110,127

	Principal Amount	Value
Federal National Mortgage Association, Series 2011-M4, Class A2 3.726% 6/25/21	$1,795,000	$1,942,416

		4,052,543

Pass-Through Securities — 24.1%
Federal National Mortgage Association Pool #AM0359 2.310% 8/01/22	500,000	494,437
Pool #AM0992 2.340% 11/01/22	820,000	808,524
Pool #AM1402 2.420% 11/01/22	945,000	937,206
Pool #AM0827 2.600% 11/01/22	1,040,509	1,051,844
Pool #AM2808 2.700% 3/01/23	375,000	379,113
Pool #AM7009 2.950% 11/01/24	1,025,000	1,050,184
Pool #MA1512 3.500% 7/01/33	610,910	644,534
Pool #468551 3.980% 7/01/21	1,230,000	1,347,167
Pool #723750 4.000% 8/01/18	17,956	19,040
Pool #MA0357 4.000% 3/01/20	22,741	24,115
Pool #MA1002 4.000% 2/01/22	80,824	86,033
Pool #AA4229 4.000% 4/01/24	588,872	630,323
Pool #AA2937 4.000% 4/01/24	2,920,132	3,125,681
Pool #993382 4.000% 6/01/24	367,819	393,710
Pool #AD7760 4.000% 7/01/25	673,408	720,809
Pool #AH6067 4.000% 3/01/26	8,624	9,241
Pool #727384 4.500% 9/01/18	64,840	68,203
Pool #MA0175 4.500% 9/01/19	87,239	91,741
Pool #735646 4.500% 7/01/20	69,033	73,398
Pool #MA0531 4.500% 8/01/20	31,428	33,155
Pool #852931 4.500% 4/01/21	62,897	67,479
Pool #931412 4.500% 6/01/24	183,936	198,141
Pool #932561 4.500% 2/01/25	41,687	44,880

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Pool #AD3832 4.500% 4/01/25	$380,132	$409,251
Pool #256085 4.500% 12/01/25	189,207	206,383
Pool #AL3470 4.500% 1/01/27	956,989	1,013,247
Pool #931504 4.500% 7/01/39	195,831	214,955
Pool #AC1095 4.500% 7/01/39	433,213	472,270
Pool #255271 5.000% 6/01/24	10,403	11,486
Pool #255582 5.000% 1/01/25	36,121	39,882
Pool #888227 5.000% 11/01/25	26,878	29,677
Pool #257163 5.000% 4/01/28	64,397	71,103
Pool #MA0130 5.000% 7/01/29	24,179	26,697
Pool #986268 5.000% 7/01/38	2,206	2,439
Pool #AB0057 5.000% 4/01/39	2,192,137	2,424,880
Pool #AD6374 5.000% 5/01/40	81,654	90,285
Pool #AE6338 5.000% 11/01/40	89,001	98,408
Pool #AI2733 5.000% 5/01/41	618,542	684,117
Pool #190354 5.500% 12/01/34	490,683	552,153
Pool #808048 5.500% 2/01/35	602,371	677,080
Pool #814079 5.500% 2/01/35	22,129	24,874
Pool #819566 5.500% 4/01/35	641,873	721,481
Pool #843055 5.500% 9/01/35	130,641	146,680
Pool #829125 5.500% 10/01/35	56,044	63,065
Pool #846520 5.500% 12/01/35	79,880	89,612
Pool #888822 5.500% 3/01/36	137,589	154,352
Pool #884863 5.500% 4/01/36	525,445	588,806
Pool #891588 5.500% 5/01/36	203,197	227,699
Pool #888173 5.500% 11/01/36	659,854	740,868
Pool #871117 5.500% 12/01/36	26,507	29,621

	Principal Amount	Value
Pool #889584 5.500% 1/01/37	$27,810	$31,224
Pool #912544 5.500% 2/01/37	77,425	86,592
Pool #888129 5.500% 2/01/37	1,286,413	1,439,929
Pool #889633 5.500% 8/01/37	608,603	683,324
Pool #929451 5.500% 5/01/38	29,688	33,193
Pool #977014 5.500% 5/01/38	89,867	101,139
Pool #985524 5.500% 6/01/38	84,457	94,377
Pool #988578 5.500% 8/01/38	644,280	723,784
Pool #889982 5.500% 11/01/38	26,586	29,726
Pool #995482 5.500% 1/01/39	416,042	468,292
Pool #AL4296 5.500% 7/01/41	197,524	221,096
Pool #878478 6.000% 2/01/36	181,509	205,707
Pool #866958 6.000% 2/01/36	342,132	387,748
Pool #937875 6.000% 7/01/37	126,938	143,112
Pool #956029 6.000% 12/01/37	125,838	141,932
Pool #889706 6.000% 6/01/38	145,947	164,580
Pool #AE0825 6.000% 10/01/39	646,210	728,778
Pool #AE0061 6.000% 2/01/40	1,551,953	1,756,193
Pool #AL0152 6.000% 6/01/40	159,577	179,990
Federal National Mortgage Association TBA Pool #3348 2.500% 9/01/27 (b)	2,000,000	2,037,812
Pool #1312 3.000% 9/01/27 (b)	1,000,000	1,039,688
Pool #4241 3.000% 8/01/42 (b)	23,100,000	23,379,727
Pool #1438 3.500% 10/01/26 (b)	1,000,000	1,056,797
Pool #1963 3.500% 8/01/42 (b)	11,955,000	12,468,692
Pool #9174 4.000% 4/01/42 (b)	10,000,000	10,676,562
Pool #18718 4.500% 3/01/40 (b)	6,075,000	6,596,596

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

	Principal Amount	Value
Government National Mortgage Association Pool #688041 5.000% 11/15/38	$183,939	$202,772
Pool #487816 5.000% 3/15/39	207,993	229,223
Pool #716783 5.000% 4/15/39	2,221,890	2,448,681
Pool #723541 5.000% 12/15/39	303,585	338,237
Government National Mortgage Association TBA Pool #188 3.000% 11/01/42 (b)	1,000,000	1,022,578
Pool #207 3.500% 1/01/43 (b)	3,000,000	3,150,234
Pool #232 4.000% 12/01/42 (b)	5,000,000	5,359,766
Pool #872 4.500% 1/01/41 (b)	1,000,000	1,092,891

		100,831,301

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS AND INSTRUMENTALITIES (Cost $104,088,689)		104,883,844

U.S. TREASURY OBLIGATIONS — 34.1%
U.S. Treasury Bonds & Notes — 34.1%
U.S. Treasury Bond 3.000% 11/15/44	8,600,000	9,038,734
U.S. Treasury Bond 3.125% 8/15/44	980,000	1,054,942
U.S. Treasury Bond 6.250% 5/15/30	15,345,000	22,940,293
U.S. Treasury Inflation Index 0.125% 7/15/22	2,581,425	2,515,075
U.S. Treasury Inflation Index 0.125% 7/15/24	3,260,098	3,139,627
U.S. Treasury Inflation Index 0.625% 7/15/21	1,158,905	1,173,482
U.S. Treasury Inflation Index 1.125% 1/15/21	108,548	112,763
U.S. Treasury Inflation Index 1.250% 7/15/20	762,160	799,911
U.S. Treasury Inflation Index 1.375% 2/15/44	4,793,689	5,425,483
U.S. Treasury Inflation Index 1.750% 1/15/28	4,193,728	4,747,757
U.S. Treasury Inflation Index 2.000% 1/15/26	837,459	959,676
U.S. Treasury Inflation Index 2.375% 1/15/25	5,920,684	6,951,250

	Principal Amount	Value
U.S. Treasury Inflation Index 2.375% 1/15/27	$8,595,458	$10,287,018
U.S. Treasury Inflation Index 2.500% 1/15/29	2,764,925	3,430,882
U.S. Treasury Inflation Index 3.875% 4/15/29	288,884	413,465
U.S. Treasury Note 0.500% 9/30/16	18,710,000	18,682,959
U.S. Treasury Note 0.750% 12/31/17	100,000	98,908
U.S. Treasury Note 0.875% 11/15/17	19,500,000	19,398,692
U.S. Treasury Note 2.125% 9/30/21	26,045,000	26,328,596
U.S. Treasury Note 2.250% 11/15/24	5,130,000	5,164,768

		142,664,281

TOTAL U.S. TREASURY OBLIGATIONS (Cost $143,372,942)		142,664,281

TOTAL BONDS & NOTES (Cost $396,724,005)		398,615,464

TOTAL LONG-TERM INVESTMENTS (Cost $397,824,005)		399,776,184

SHORT-TERM INVESTMENTS — 20.6%
Discount Notes — 12.0%
Federal Home Loan Bank 0.060% 2/09/15	11,335,000	11,334,263
Federal Home Loan Bank 0.080% 1/23/15	19,000,000	18,999,071
Federal Home Loan Bank 0.100% 2/23/15	10,000,000	9,998,970
Federal National Mortgage Association 0.010% 3/25/15	10,000,000	9,997,003

		50,329,307

Repurchase Agreement — 4.4%
State Street Bank & Trust Co. Repurchase Agreement, dated 12/31/14, 0.010%, due 1/02/15 (c)	18,516,833	18,516,833

Time Deposits — 0.1%
Euro Time Deposit 0.010% 1/02/15	361,889	361,889

U.S. Treasury Bills — 4.1%
U.S. Treasury Bill 0.000% 1/29/15	17,000,000	16,999,788

The accompanying notes are an integral part of the financial statements.

MML Total Return Bond Fund – Portfolio of Investments (Continued)

Value

TOTAL SHORT-TERM INVESTMENTS (Cost $86,207,817)	$86,207,817

TOTAL INVESTMENTS — 116.2% (Cost $484,031,822) (d)	485,984,001

Other Assets/(Liabilities) — (16.2)%	(67,816,224)

NET ASSETS — 100.0%	$418,167,777

Notes to Portfolio of Investments

Percentages are stated as a percent of net assets.

ABS	Asset-Backed Security
BAB	Build America Bonds
CLO	Collateralized Loan Obligation
CMO	Collateralized Mortgage Obligation
FRN	Floating Rate Note
MBS	Mortgage-Backed Security
TBA	To Be Announced
VRN	Variable Rate Note
WL	Whole Loan
(a)	Securities exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to a value of $28,914,827 or 6.91% of net assets.
(b)	A portion of this security is purchased on a when-issued, delayed-delivery or forward commitment basis. (Note 2).
(c)	Maturity value of $18,516,843. Collateralized by U.S. Government Agency obligations with a rate of 2.500%, maturity date of 3/20/28, and an aggregate market value, including accrued interest, of $18,888,596.
(d)	See Note 6 for aggregate cost for federal tax purposes.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements

Statements of Assets and Liabilities

December 31, 2014

	MML Blue Chip Growth Fund	MML Equity Income Fund
Assets:
Investments, at value (Note 2) (a)	$420,280,730	$511,063,998
Short-term investments, at value (Note 2) (b)	2,336,081	26,234,024

Total investments (c)	422,616,811	537,298,022

Foreign currency, at value (d)	3,441	-
Receivables from:
Investments sold	144,873	318,369
Investment adviser (Note 3)	-	-
Fund shares sold	270,228	102,000
Interest and dividends	181,018	767,835
Foreign taxes withheld	4,981	-

Total assets	423,221,352	538,486,226

Liabilities:
Payables for:
Investments purchased	407,783	-
Fund shares repurchased	336,228	1,157,986
Securities on loan (Note 2)	-	-
Investment advisory fees	-	-
Trustees’ fees and expenses (Note 3)	70,687	118,242
Variation margin on open derivative instruments (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	284,950	363,119
Administration fees	-	-
Service fees	19,048	38,813
Due to custodian	-	2,600
Accrued expense and other liabilities	60,523	66,060

Total liabilities	1,179,219	1,746,820

Net assets	$422,042,133	$536,739,406

Net assets consist of:
Paid-in capital	$205,479,370	$316,505,432
Undistributed (accumulated) net investment income (loss)	(69,328)	9,750,164
Accumulated net realized gain (loss) on investments and foreign currency transactions	66,946,538	45,158,340
Net unrealized appreciation (depreciation) on investments and foreign currency translations	149,685,553	165,325,470

Net assets	$422,042,133	$536,739,406

(a) Cost of investments:	$270,595,667	$345,737,827
(b) Cost of short-term investments:	$2,336,081	$26,234,024
(c) Securities on loan with market value of:	$-	$-
(d) Cost of foreign currency:	$3,422	$-

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$437,234,554	$152,662,080	$327,804,839	$208,925,428	$220,658,524
7,191,707	14,833,373	12,461,288	455,517	4,475,662

444,426,261	167,495,453	340,266,127	209,380,945	225,134,186

-	-	20,822	-	-

-	27,317	1,035,219	211,089	-
14,841	-	-	-	-
41,643	72,781	12,375,047	92,336	97,953
585,455	135,199	580,611	103,037	302,802
-	-	352,822	4,045	38,990

445,068,200	167,730,750	354,630,648	209,791,452	225,573,931

-	-	-	211,442	-
446,899	50,134	34,178	60,610	61,380
-	-	15,029,374	-	-
-	-	-	1,177	-
157,980	15,472	83,317	20,730	24,824
89,631	-	-	-	-

40,268	112,627	267,745	132,664	131,843
66,225	15,017	-	18,952	20,284
18,789	4,387	6,782	1,291	3,275
-	-	-	-	-
59,295	38,317	75,445	44,660	42,543

879,087	235,954	15,496,841	491,526	284,149

$444,189,113	$167,494,796	$339,133,807	$209,299,926	$225,289,782

$232,643,417	$99,843,900	$319,985,545	$130,135,945	$136,328,364
7,226,791	3,000,315	10,833,558	1,651,596	3,219,670
1,874,173	21,582,957	(16,613,073)	35,872,612	17,724,011
202,444,732	43,067,624	24,927,777	41,639,773	68,017,737

$444,189,113	$167,494,796	$339,133,807	$209,299,926	$225,289,782

$234,931,886	$109,594,456	$302,862,691	$167,285,655	$152,637,592
$7,191,717	$14,833,373	$12,461,288	$455,517	$4,475,662
$-	$-	$14,529,340	$-	$-
$-	$-	$20,885	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Blue Chip Growth Fund	MML Equity Income Fund
Initial Class shares:
Net assets	$390,321,552	$472,988,581

Shares outstanding (a)	22,841,614	33,964,275

Net asset value, offering price and redemption price per share	$17.09	$13.93

Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Class III shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$31,720,581	$63,750,825

Shares outstanding (a)	1,882,945	4,610,205

Net asset value, offering price and redemption price per share	$16.85	$13.83

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$-	$-	$328,044,762	$-	$-

-	-	32,113,255	-	-

$-	$-	$10.22	$-	$-

$84,445,374	$-	$-	$-	$-

3,309,563	-	-	-	-

$25.52	$-	$-	$-	$-

$154,209,744	$160,205,813	$-	$207,085,697	$219,678,982

6,032,338	10,032,330	-	13,904,115	13,560,260

$25.56	$15.97	$-	$14.89	$16.20

$173,459,091	$-	$-	$-	$-

6,790,360	-	-	-	-

$25.54	$-	$-	$-	$-

$-	$-	$11,089,045	$-	$-

-	-	1,091,787	-	-

$-	$-	$10.16	$-	$-

$32,074,904	$7,288,983	$-	$2,214,229	$5,610,800

1,284,132	459,272	-	149,591	349,191

$24.98	$15.87	$-	$14.80	$16.07

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Global Fund	MML Growth & Income Fund
Assets:
Investments, at value (Note 2) (a)	$235,843,514	$139,562,369
Short-term investments, at value (Note 2) (b)	3,416,461	1,431,118

Total investments (c)	239,259,975	140,993,487

Cash	-	-
Foreign currency, at value (d)	-	-
Receivables from:
Investments sold	-	-
Open forward foreign currency contracts (Note 2)	-	-
Investment adviser (Note 3)	13,567	-
Fund shares sold	341,882	819
Interest and dividends	262,449	140,655
Foreign taxes withheld	119,273	3,958

Total assets	239,997,146	141,138,919

Liabilities:
Payables for:
Investments purchased	-	-
Written options outstanding, at value (Note 2) (e)	-	-
Open forward foreign currency contracts (Note 2)	-	-
Foreign currency overdraft (d)	54,298	15,130
Fund shares repurchased	57,163	369,020
Securities on loan (Note 2)	2,480,911	-
Trustees’ fees and expenses (Note 3)	27,711	44,707
Affiliates (Note 3):
Investment advisory fees	128,906	63,802
Administration fees	58,563	-
Service fees	5,451	11,679
Accrued expense and other liabilities	88,273	39,079

Total liabilities	2,901,276	543,417

Net assets	$237,095,870	$140,595,502

Net assets consist of:
Paid-in capital	$163,622,481	$126,609,869
Undistributed (accumulated) net investment income (loss)	2,848,820	1,540,527
Distributions in excess of net investment income	-	-
Accumulated net realized gain (loss) on investments and foreign currency transactions	10,907,755	(31,152,223)
Net unrealized appreciation (depreciation) on investments and foreign currency translations	59,716,814	43,597,329

Net assets	$237,095,870	$140,595,502

(a) Cost of investments:	$176,080,721	$95,964,604
(b) Cost of short-term investments:	$3,416,461	$1,431,118
(c) Securities on loan with market value of:	$2,391,810	$-
(d) Cost of foreign currency:	$(54,589)	$(15,210)
(e) Premiums on written options:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$238,462,625	$119,661,698	$242,046,169	$369,550,342	$433,921,380
9,791,868	-	6,949,171	4,453,793	19,185,700

248,254,493	119,661,698	248,995,340	374,004,135	453,107,080

-	5,419,466	-	-	-
-	118,455	-	-	-

-	183,236	6,624,364	-	294,156
-	573,315	-	-	-
-	13,291	-	-	-
84,523	46,143	92,546	2,908,420	85,787
404,173	104,984	118,786	491,974	141,939
-	177,613	12,695	44,111	-

248,743,189	126,298,201	255,843,731	377,448,640	453,628,962

-	226,365	10,568,691	-	334,945
-	-	-	8,238,080	-
-	65,005	-	-	-
-	-	-	-	-
180,671	30,251	95,312	1,275	1,915,721
-	1,592,220	-	-	17,417,369
43,157	4,123	35,491	79,763	82,719

145,274	96,496	143,432	248,616	300,528
-	11,352	-	-	-
9,868	149	1,696	19,272	34,235
45,823	58,536	44,325	119,083	58,465

424,793	2,084,497	10,888,947	8,706,089	20,143,982

$248,318,396	$124,213,704	$244,954,784	$368,742,551	$433,484,980

$164,525,722	$133,980,497	$159,420,989	$314,996,940	$233,979,238
4,588,599	-	(34,704)	3,596,420	(1,075,530)
-	(200,398)	-	-	-
14,849,464	(376,903)	43,993,600	(16,621,043)	49,592,724
64,354,611	(9,189,492)	41,574,899	66,770,234	150,988,548

$248,318,396	$124,213,704	$244,954,784	$368,742,551	$433,484,980

$174,107,960	$129,336,230	$200,471,270	$302,373,370	$282,932,559
$9,791,868	$-	$6,949,171	$4,453,793	$19,185,700
$-	$1,515,707	$-	$-	$16,932,217
$-	$119,609	$-	$-	$-
$-	$-	$-	$7,831,873	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Global Fund	MML Growth & Income Fund
Initial Class shares:
Net assets	$-	$121,666,852

Shares outstanding (a)	-	9,160,094

Net asset value, offering price and redemption price per share	$-	$13.28

Class I shares:
Net assets	$210,395,406	$-

Shares outstanding (a)	16,690,565	-

Net asset value, offering price and redemption price per share	$12.61	$-

Class II shares:
Net assets	$17,480,583	$-

Shares outstanding (a)	1,364,972	-

Net asset value, offering price and redemption price per share	$12.81	$-

Service Class shares:
Net assets	$-	$18,928,650

Shares outstanding (a)	-	1,433,238

Net asset value, offering price and redemption price per share	$-	$13.21

Service Class I shares:
Net assets	$9,219,881	$-

Shares outstanding (a)	736,216	-

Net asset value, offering price and redemption price per share	$12.52	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$232,187,249	$-	$242,228,600	$336,930,808	$377,027,740

18,665,363	-	17,227,237	23,874,726	22,980,762

$12.44	$-	$14.06	$14.11	$16.41

$-	$-	$-	$-	$-

-	-	-	-	-

$-	$-	$-	$-	$-

$-	$123,915,348	$-	$-	$-

-	13,365,583	-	-	-

$-	$9.27	$-	$-	$-

$16,131,147	$-	$2,726,184	$31,811,743	$56,457,240

1,307,131	-	196,261	2,268,645	3,501,332

$12.34	$-	$13.89	$14.02	$16.12

$-	$298,356	$-	$-	$-

-	32,202	-	-	-

$-	$9.27	$-	$-	$-

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Assets:
Investments, at value (Note 2) (a)	$492,167,275	$293,792,169
Short-term investments, at value (Note 2) (b)	9,314,127	5,458,142

Total investments (c)	501,481,402	299,250,311

Cash	-	-
Foreign currency, at value (d)	11	1
Receivables from:
Investments sold	1,551,978	1,411,821
Investments sold on a when-issued basis (Note 2)	-	-
Open forward foreign currency contracts (Note 2)	85,196	-
Investment adviser (Note 3)	-	-
Fund shares sold	112,451	60,848
Interest and dividends	1,037,751	149,143

Total assets	504,268,789	300,872,124

Liabilities:
Payables for:
Investments purchased	1,647,349	985,683
Open forward foreign currency contracts (Note 2)	4,455	-
Fund shares repurchased	6,497,212	6,352,825
Investments purchased on a when-issued basis (Note 2)	-	-
Securities on loan (Note 2)	-	30,078,665
Trustees’ fees and expenses (Note 3)	104,903	75,953
Collateral pledged for open swap agreements (Note 2)	-	-
Affiliates (Note 3):
Investment advisory fees	378,515	248,240
Administration fees	-	-
Service fees	18,272	6,080
Due to custodian	-	17
Accrued expense and other liabilities	68,288	51,512

Total liabilities	8,718,994	37,798,975

Net assets	$495,549,795	$263,073,149

Net assets consist of:
Paid-in capital	$358,645,566	$175,990,432
Undistributed (accumulated) net investment income (loss)	8,821,677	(75,079)
Accumulated net realized gain (loss) on investments and foreign currency transactions	63,959,806	41,968,016
Net unrealized appreciation (depreciation) on investments and foreign currency translations	64,122,746	45,189,780

Net assets	$495,549,795	$263,073,149

(a) Cost of investments:	$428,124,407	$248,602,286
(b) Cost of short-term investments:	$9,314,127	$5,458,142
(c) Securities on loan with market value of:	$-	$29,345,230
(d) Cost of foreign currency:	$11	$1

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$105,771,869	$254,361,377	$399,776,184
4,915,706	3,444,657	86,207,817

110,687,575	257,806,034	485,984,001

-	-	531
-	-	1,729

317,962	-	8,529,609
-	-	9,263,603
-	-	2,811,637
2,766	-	33,976
35,770	24,495	159,593
215,399	305,615	1,593,468

111,259,472	258,136,144	508,378,147

1,537,497	-	9,450,925
-	-	2,301,512
54,395	5,974,715	94,328
-	-	77,073,692
2,988,517	-	-
18,214	50,888	41,918
-	-	880,000

79,853	172,354	188,490
23,486	-	37,698
6,334	9,579	9,007
57	-	-
37,188	45,502	132,800

4,745,541	6,253,038	90,210,370

$106,513,931	$251,883,106	$418,167,777

$64,478,628	$180,731,055	$402,741,627
301,570	1,894,691	10,725,232
9,847,538	37,114,376	2,236,646
31,886,195	32,142,984	2,464,272

$106,513,931	$251,883,106	$418,167,777

$73,885,674	$222,218,393	$397,824,005
$4,915,706	$3,444,657	$86,207,817
$2,910,195	$-	$-
$-	$-	$1,749

MML Series Investment Fund – Financial Statements (Continued)

Statements of Assets and Liabilities

December 31, 2014

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Initial Class shares:
Net assets	$465,533,095	$253,096,340

Shares outstanding (a)	35,488,834	14,182,846

Net asset value, offering price and redemption price per share	$13.12	$17.85

Class II shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

Service Class shares:
Net assets	$30,016,700	$9,976,809

Shares outstanding (a)	2,310,521	573,220

Net asset value, offering price and redemption price per share	$12.99	$17.40

Service Class I shares:
Net assets	$-	$-

Shares outstanding (a)	-	-

Net asset value, offering price and redemption price per share	$-	$-

(a)	Authorized unlimited number of shares with no par value.

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$-	$236,398,822	$-

-	16,094,891	-

$-	$14.69	$-

$95,787,587	$-	$403,732,499

5,444,962	-	37,935,010

$17.59	$-	$10.64

$-	$15,484,284	$-

-	1,061,108	-

$-	$14.59	$-

$10,726,344	$-	$14,435,278

620,397	-	1,365,258

$17.29	$-	$10.57

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML Blue Chip Growth Fund	MML Equity Income Fund
Investment income (Note 2):
Dividends (a)	$2,911,575	$14,297,492
Interest	213	10,578
Securities lending net income	-	-

Total investment income	2,911,788	14,308,070

Expenses (Note 3):
Investment advisory fees	3,106,235	4,090,592
Custody fees	53,695	50,889
Audit fees	33,998	33,482
Legal fees	4,359	5,760
Proxy fees	1,028	1,028
Shareholder reporting fees	43,157	56,517
Trustees’ fees	29,361	38,843

	3,271,833	4,277,111
Administration fees:
Class I	-	-
Class II	-	-
Class III	-	-
Service Class I	-	-
Service fees:
Service Class	67,847	146,903
Service Class I	-	-

Total expenses	3,339,680	4,424,014
Expenses waived (Note 3):
Class II administrative fees waived	-	-
Class III administrative fees waived	-	-
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-

Net expenses	3,339,680	4,424,014

Net investment income (loss)	(427,892)	9,884,056

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	69,549,445	49,901,081
Futures contracts	-	-
Foreign currency transactions	(1,645)	(2,452)

Net realized gain (loss)	69,547,800	49,898,629

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(32,685,851)	(21,567,867)
Futures contracts	-	-
Translation of assets and liabilities in foreign currencies	(629)	(3,915)

Net change in unrealized appreciation (depreciation)	(32,686,480)	(21,571,782)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	36,861,320	28,326,847

Net increase (decrease) in net assets resulting from operations	$36,433,428	$38,210,903

(a) Net of withholding tax of:	$2,600	$124,269

The accompanying notes are an integral part of the financial statements.

MML Equity Index Fund	MML Focused Equity Fund	MML Foreign Fund	MML Fundamental Growth Fund	MML Fundamental Value Fund

$8,559,261	$4,494,538	$14,337,273	$3,430,341	$5,001,492
824	1,106	3,710	137	410
-	-	315,433	-	-

8,560,085	4,495,644	14,656,416	3,430,478	5,001,902

423,814	1,227,010	3,214,025	1,449,380	1,436,622
40,698	12,407	175,518	45,623	20,647
34,001	33,236	39,845	33,264	33,271
4,345	1,586	4,158	2,001	2,341
1,028	1,028	1,028	1,028	1,028
43,863	18,722	38,504	22,915	24,302
29,983	11,602	26,056	14,675	15,654

577,732	1,305,591	3,499,134	1,568,886	1,533,865

266,978	-	-	-	-
279,965	157,344	-	205,297	217,063
81,066	-	-	-	-
76,016	6,257	-	1,757	3,956

-	-	25,751	-	-
63,347	15,643	-	4,393	9,890

1,345,104	1,484,835	3,524,885	1,780,333	1,764,774

(73,675)	-	-	-	-
(81,066)	-	-	-	-
-	-	-	(15,847)	-
-	-	-	(133)	-

1,190,363	1,484,835	3,524,885	1,764,353	1,764,774

7,369,722	3,010,809	11,131,531	1,666,125	3,237,128

8,927,495	21,601,865	9,819,298	35,932,608	17,797,353
884,765	-	-	-	-
-	-	(148,450)	-	660

9,812,260	21,601,865	9,670,848	35,932,608	17,798,013

36,624,730	(5,518,774)	(45,459,284)	(16,193,852)	2,469,700
(195,993)	-	-	-	-
-	-	(54,108)	-	(4,257)

36,428,737	(5,518,774)	(45,513,392)	(16,193,852)	2,465,443

46,240,997	16,083,091	(35,842,544)	19,738,756	20,263,456

$53,610,719	$19,093,900	$(24,711,013)	$21,404,881	$23,500,584

$994	$-	$1,091,900	$13,404	$37,241

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML Global Fund	MML Growth & Income Fund
Investment income (Note 2):
Dividends (a)	$4,910,281	$2,424,088
Interest	332	81
Securities lending net income	69,638	-

Total investment income	4,980,251	2,424,169

Expenses (Note 3):
Investment advisory fees	1,366,079	705,055
Custody fees	84,773	25,723
Audit fees	41,435	33,220
Legal fees	2,414	1,393
Proxy fees	1,028	1,028
Shareholder reporting fees	24,938	16,719
Trustees’ fees	16,124	10,019

	1,536,791	793,157
Administration fees:
Class I	565,512	-
Class II	32,267	-
Service Class I	21,797	-
Service fees:
Service Class	-	44,860
Service Class I	19,462	-

Total expenses	2,175,829	838,017
Expenses waived (Note 3):
Class I fees reimbursed by adviser	(111,039)	-
Class II fees reimbursed by adviser	(9,856)	-
Service Class I fees reimbursed by adviser	(4,280)	-

Net expenses	2,050,654	838,017

Net investment income (loss)	2,929,597	1,586,152

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	11,009,412	17,451,605
Written options	-	-
Foreign currency transactions	(59,430)	(2,273)

Net realized gain (loss)	10,949,982	17,449,332

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,768,825)	(4,156,107)
Written options	-	-
Translation of assets and liabilities in foreign currencies	(27,461)	(754)

Net change in unrealized appreciation (depreciation)	(3,796,286)	(4,156,861)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	7,153,696	13,292,471

Net increase (decrease) in net assets resulting from operations	$10,083,293	$14,878,623

Net of withholding tax of:	$302,325	$41,081

+	Fund and Class II shares commenced operations on January 7, 2014.
*	Service Class I shares commenced operations on May 1, 2014.

The accompanying notes are an integral part of the financial statements.

MML Income & Growth Fund	MML International Equity Fund+	MML Large Cap Growth Fund	MML Managed Volatility Fund	MML Mid Cap Growth Fund

$6,385,164	$3,207,968	$1,520,391	$6,697,865	$2,539,605
632	187	489	1,833	3,922
-	4,756	-	-	122,215

6,385,796	3,212,911	1,520,880	6,699,698	2,665,742

1,590,759	977,376	1,578,931	2,456,976	3,205,297
30,107	140,267	21,512	413,027	47,527
33,886	34,965	33,287	33,335	33,995
2,697	3,889	2,518	3,137	4,801
1,028	1,028	1,028	1,028	1,028
26,817	38,090	26,489	33,571	42,885
17,316	8,335	17,153	23,549	29,289

1,702,610	1,203,950	1,680,918	2,964,623	3,364,822

-	-	-	-	-
-	114,867	-	-	-
-	118 *	-	-	-

38,075	-	5,642	73,461	124,830
-	295 *	-	-	-

1,740,685	1,319,230	1,686,560	3,038,084	3,489,652

-	-	-	-	-
-	(168,952)	-	-	-
-	(129)*	-	-	-

1,740,685	1,150,149	1,686,560	3,038,084	3,489,652

4,645,111	2,062,762	(165,680)	3,661,614	(823,910)

16,826,310	330,483	44,101,255	3,453,674	50,185,643
-	-	-	(23,964,700)	-
(18,835)	422,864	-	3,023	(382)

16,807,475	753,347	44,101,255	(20,508,003)	50,185,261

376,708	(9,674,532)	(21,583,797)	29,019,965	2,639,627
-	-	-	2,899,063	-
(67)	485,040	-	(7,845)	(236)

376,641	(9,189,492)	(21,583,797)	31,911,183	2,639,391

17,184,116	(8,436,145)	22,517,458	11,403,180	52,824,652

$21,829,227	$(6,373,383)	$22,351,778	$15,064,794	$52,000,742

$67,683	$302,018	$-	$806	$18,369

MML Series Investment Fund – Financial Statements (Continued)

Statements of Operations

For the Year Ended December 31, 2014

	MML Mid Cap Value Fund	MML Small Cap Growth Equity Fund
Investment income (Note 2):
Dividends (a)	$11,168,092	$1,589,251
Interest (b)	29,617	430
Securities lending net income	-	143,148

Total investment income	11,197,709	1,732,829

Expenses (Note 3):
Investment advisory fees	4,135,014	2,740,291
Custody fees	75,448	48,667
Interest expense	-	-
Audit fees	34,044	35,899
Legal fees	5,071	2,732
Proxy fees	1,028	1,028
Shareholder reporting fees	50,540	28,555
Trustees’ fees	34,851	18,673

	4,335,996	2,875,845
Administration fees:
Class II	-	-
Service Class I	-	-
Service fees:
Service Class	66,119	21,940
Service Class I	-	-

Total expenses	4,402,115	2,897,785
Expenses waived (Note 3):
Class II fees reimbursed by adviser	-	-
Service Class I fees reimbursed by adviser	-	-
Class II advisory fees waived	-	-
Service Class I advisory fees waived	-	-

Net expenses	4,402,115	2,897,785

Net investment income (loss)	6,795,594	(1,164,956)

Realized and unrealized gain (loss):
Net realized gain (loss) on:
Investment transactions	70,810,684	44,707,683
Futures contracts	-	-
Written options	-	-
Swap agreements	-	-
Foreign currency transactions	1,887,982	(189)

Net realized gain (loss)	72,698,666	44,707,494

Net change in unrealized appreciation (depreciation) on:
Investment transactions	(3,749,777)	(28,465,908)
Futures contracts	-	-
Written options	-	-
Forward sale commitments	-	-
Swap agreements	-	-
Translation of assets and liabilities in foreign currencies	205,124	(103)

Net change in unrealized appreciation (depreciation)	(3,544,653)	(28,466,011)

Net realized gain (loss) and change in unrealized appreciation (depreciation)	69,154,013	16,241,483

Net increase (decrease) in net assets resulting from operations	$75,949,607	$15,076,527

(a) Net of withholding tax of:	$77,069	$1,422
(b) Net of withholding tax of:	$-	$-

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund	MML Small/Mid Cap Value Fund	MML Total Return Bond Fund

$1,433,332	$4,096,814	$89,375
282	276	8,037,272
21,089	-	-

1,454,703	4,097,090	8,126,647

876,921	1,932,001	2,115,178
17,841	28,533	231,555
-	-	25
33,791	33,297	89,401
1,129	2,616	5,340
1,028	1,028	1,028
12,582	28,916	46,270
7,238	18,413	30,238

950,530	2,044,804	2,519,035

233,307	-	409,728
24,611	-	13,308

-	35,950	-
24,611	-	33,270

1,233,059	2,080,754	2,975,341

(19,923)	-	(186,216)
(2,103)	-	(6,099)
-	-	(8,832)
-	-	(316)

1,211,033	2,080,754	2,773,878

243,670	2,016,336	5,352,769

10,228,974	37,841,770	(1,919,695)
-	-	5,713,755
-	-	691,333
-	-	(993,351)
(1,174)	-	9,100,314

10,227,800	37,841,770	12,592,356

(9,900,681)	(16,434,754)	2,196,399
-	-	453,439
-	-	(48,307)
-	-	(6,918)
-	-	(2,313,836)
7	-	1,392,569

(9,900,674)	(16,434,754)	1,673,346

327,126	21,407,016	14,265,702

$570,796	$23,423,352	$19,618,471

$451	$-	$-
$-	$-	$1,111

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Blue Chip Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(427,892)	$(95,067)
Net realized gain (loss) on investment transactions	69,547,800	42,521,155
Net change in unrealized appreciation (depreciation) on investments	(32,686,480)	94,434,187

Net increase (decrease) in net assets resulting from operations	36,433,428	136,860,275

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	(821,345)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	-	(9,913)
Service Class I	-	-

Total distributions from net investment income	-	(831,258)

From net realized gains:
Initial Class	(38,644,089)	(32,280,599)
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	(2,902,689)	(1,635,935)
Service Class I	-	-

Total distributions from net realized gains	(41,546,778)	(33,916,534)

Net fund share transactions (Note 5):
Initial Class	(34,706,171)	11,149,065
Class I	-	-
Class II	-	-
Class III	-	-
Service Class	8,899,336	3,560,334
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(25,806,835)	14,709,399

Total increase (decrease) in net assets	(30,920,185)	116,821,882
Net assets
Beginning of year	452,962,318	336,140,436

End of year	$422,042,133	$452,962,318

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(69,328)	$(60,923)

The accompanying notes are an integral part of the financial statements.

MML Equity Income Fund		MML Equity Index Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$9,884,056	$9,217,446	$7,369,722	$6,586,658
49,898,629	37,762,416	9,812,260	5,394,902
(21,571,782)	100,712,505	36,428,737	88,789,128

38,210,903	147,692,367	53,610,719	100,770,688

(8,018,961)	(9,755,151)	-	-
-	-	(1,175,835)	(1,370,225)
-	-	(2,276,426)	(2,060,170)
-	-	(2,698,994)	(2,527,726)
(901,506)	(824,404)	-	-
-	-	(353,133)	(268,166)

(8,920,467)	(10,579,555)	(6,504,388)	(6,226,287)

(10,656,649)	-	-	-
-	-	(1,137,718)	(271,764)
-	-	(1,938,297)	(374,362)
-	-	(2,135,011)	(427,558)
(1,355,561)	-	-	-
-	-	(345,612)	(52,886)

(12,012,210)	-	(5,556,638)	(1,126,570)

(99,003,700)	(47,334,603)	-	-
-	-	(17,034,367)	(8,536,399)
-	-	(1,698,383)	(353,791)
-	-	2,153,206	1,203,505
7,240,263	3,952,705	-	-
-	-	8,099,942	7,408,938

(91,763,437)	(43,381,898)	(8,479,602)	(277,747)

(74,485,211)	93,730,914	33,070,091	93,140,084

611,224,617	517,493,703	411,119,022	317,978,938

$536,739,406	$611,224,617	$444,189,113	$411,119,022

$9,750,164	$9,122,284	$7,226,791	$6,419,905

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Focused Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,010,809	$605,783
Net realized gain (loss) on investment transactions	21,601,865	14,894,498
Net change in unrealized appreciation (depreciation) on investments	(5,518,774)	33,974,350

Net increase (decrease) in net assets resulting from operations	19,093,900	49,474,631

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	(589,491)	-
Service Class	-	-
Service Class I	(21,642)	-

Total distributions from net investment income	(611,133)	-

From net realized gains:
Class II	(14,323,542)	(2,056,722)
Service Class I	(589,870)	(40,162)

Total distributions from net realized gains	(14,913,412)	(2,096,884)

Net fund share transactions (Note 5):
Initial Class	-	-
Class II	(9,844,613)	(16,334,701)
Service Class	-	-
Service Class I	2,155,549	3,448,372

Increase (decrease) in net assets from fund share transactions	(7,689,064)	(12,886,329)

Total increase (decrease) in net assets	(4,119,709)	34,491,418
Net assets
Beginning of year	171,614,505	137,123,087

End of year	$167,494,796	$171,614,505

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,000,315	$600,718

The accompanying notes are an integral part of the financial statements.

MML Foreign Fund		MML Fundamental Growth Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$11,131,531	$7,986,225	$1,666,125	$1,522,401
9,670,848	4,771,849	35,932,608	13,875,240
(45,513,392)	64,905,933	(16,193,852)	44,061,762

(24,711,013)	77,664,007	21,404,881	59,459,403

(7,579,051)	(7,749,572)	-	-
-	-	(1,444,222)	-
(234,680)	(126,024)	-	-
-	-	(11,734)	-

(7,813,731)	(7,875,596)	(1,455,956)	-

-	-	(13,666,020)	(176,790)
-	-	(121,957)	(766)

-	-	(13,787,977)	(177,556)

(52,893,639)	(11,335,137)	-	-
-	-	(35,841,777)	(2,043,186)
3,838,810	330,781	-	-
-	-	791,045	598,930

(49,054,829)	(11,004,356)	(35,050,732)	(1,444,256)

(81,579,573)	58,784,055	(28,889,784)	57,837,591

420,713,380	361,929,325	238,189,710	180,352,119

$339,133,807	$420,713,380	$209,299,926	$238,189,710

$10,833,558	$7,631,318	$1,651,596	$1,515,348

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Fundamental Value Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,237,128	$3,376,405
Net realized gain (loss) on investment transactions	17,798,013	9,620,457
Net change in unrealized appreciation (depreciation) on investments	2,465,443	43,174,767

Net increase (decrease) in net assets resulting from operations	23,500,584	56,171,629

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class I	-	-
Class II	(3,289,698)	(3,428,702)
Service Class	-	-
Service Class I	(64,331)	(21,843)

Total distributions from net investment income	(3,354,029)	(3,450,545)

From net realized gains:
Class I	-	-
Class II	(9,467,364)	(7,095,794)
Service Class I	(185,991)	(43,969)

Total distributions from net realized gains	(9,653,355)	(7,139,763)

Net fund share transactions (Note 5):
Initial Class	-	-
Class I	-	-
Class II	(24,332,536)	2,908,411
Service Class	-	-
Service Class I	2,755,530	2,029,846

Increase (decrease) in net assets from fund share transactions	(21,577,006)	4,938,257

Total increase (decrease) in net assets	(11,083,806)	50,519,578
Net assets
Beginning of year	236,373,588	185,854,010

End of year	$225,289,782	$236,373,588

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,219,670	$3,364,084

The accompanying notes are an integral part of the financial statements.

MML Global Fund		MML Growth & Income Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$2,929,597	$1,780,870	$1,586,152	$1,650,601
10,949,982	11,249,758	17,449,332	13,637,046
(3,796,286)	27,068,087	(4,156,861)	23,484,350

10,083,293	40,098,715	14,878,623	38,771,997

-	-	(1,393,594)	(1,618,014)
(1,754,223)	(1,585,115)	-	-
(152,774)	(204,676)	-	-
-	-	(172,322)	(173,449)
(57,994)	(57,420)	-	-

(1,964,991)	(1,847,211)	(1,565,916)	(1,791,463)

(3,467,392)	-	-	-
(292,710)	-	-	-
(138,436)	-	-	-

(3,898,538)	-	-	-

-	-	(19,004,784)	(20,020,941)
56,727,406	(14,742,778)	-	-
(1,446,027)	(1,816,143)	-	-
-	-	38,388	789,448
2,461,129	1,745,820	-	-

57,742,508	(14,813,101)	(18,966,396)	(19,231,493)

61,962,272	23,438,403	(5,653,689)	17,749,041

175,133,598	151,695,195	146,249,191	128,500,150

$237,095,870	$175,133,598	$140,595,502	$146,249,191

$2,848,820	$1,953,706	$1,540,527	$1,602,963

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Income & Growth Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$4,645,111	$4,494,416
Net realized gain (loss) on investment transactions	16,807,475	3,429,699
Net change in unrealized appreciation (depreciation) on investments	376,641	39,637,860

Net increase (decrease) in net assets resulting from operations	21,829,227	47,561,975

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(4,208,862)	(3,744,150)
Class II	-	-
Service Class	(246,039)	(220,892)
Service Class I	-	-

Total distributions from net investment income	(4,454,901)	(3,965,042)

From net realized gains:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net realized gains	-	-

Net fund share transactions (Note 5):
Initial Class	(12,189,357)	15,920,205
Class II	-	-
Service Class	263,856	863,277
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	(11,925,501)	16,783,482

Total increase (decrease) in net assets	5,448,825	60,380,415
Net assets
Beginning of year	242,869,571	182,489,156

End of year	$248,318,396	$242,869,571

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$4,588,599	$4,463,436

Distributions in excess of net investment income included in net assets at end of year	$-	$-

+	Fund commenced operations on January 7, 2014.
*	Service Class I shares commenced operations on May 1, 2014.

The accompanying notes are an integral part of the financial statements.

MML International Equity Fund	MML Large Cap Growth Fund
Period Ended December 31, 2014+	Year Ended December 31, 2014	Year Ended December 31, 2013

$2,062,762	$(165,680)	$6,136
753,347	44,101,255	30,863,487
(9,189,492)	(21,583,797)	38,368,865

(6,373,383)	22,351,778	69,238,488

-	-	(904,755)
(2,657,331)	-	-
-	-	(2,705)
(5,758)*	-	-

(2,663,089)	-	(907,460)

-	(30,391,668)	(12,258,471)
(728,662)	-	-
-	(304,214)	(82,988)
(1,648)*	-	-

(730,310)	(30,695,882)	(12,341,459)

-	(17,830,893)	6,892,088
133,659,993	-	-
-	950,193	25,881
320,493 *	-	-

133,980,486	(16,880,700)	6,917,969

124,213,704	(25,224,804)	62,907,538

-	270,179,588	207,272,050

$124,213,704	$244,954,784	$270,179,588

$-	$(34,704)	$-

$(200,398)	$-	$(16,236)

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Managed Volatility Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$3,661,614	$2,639,085
Net realized gain (loss) on investment transactions	(20,508,003)	36,394,354
Net change in unrealized appreciation (depreciation) on investments	31,911,183	(2,073,041)

Net increase (decrease) in net assets resulting from operations	15,064,794	36,960,398

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	(2,425,071)	(2,720,569)
Service Class	(148,137)	(320,704)

Total distributions from net investment income	(2,573,208)	(3,041,273)

From net realized gains:
Initial Class	(17,208,642)	-
Service Class	(1,517,818)	-

Total distributions from net realized gains	(18,726,460)	-

Net fund share transactions (Note 5):
Initial Class	139,360,818	(20,095,019)
Service Class	3,863,259	1,998,470

Increase (decrease) in net assets from fund share transactions	143,224,077	(18,096,549)

Total increase (decrease) in net assets	136,989,203	15,822,576
Net assets
Beginning of year	231,753,348	215,930,772

End of year	$368,742,551	$231,753,348

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$3,596,420	$2,532,387

The accompanying notes are an integral part of the financial statements.

MML Mid Cap Growth Fund		MML Mid Cap Value Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$(823,910)	$(920,841)	$6,795,594	$7,580,827
50,185,261	55,972,735	72,698,666	82,015,977
2,639,391	70,010,672	(3,544,653)	39,157,919

52,000,742	125,062,566	75,949,607	128,754,723

-	(1,033,071)	(7,330,241)	(8,519,710)
-	(40,345)	(386,907)	(345,178)

-	(1,073,416)	(7,717,148)	(8,864,888)

(47,080,105)	(22,514,574)	(76,236,493)	(18,096,855)
(6,703,945)	(2,301,829)	(4,547,879)	(810,534)

(53,784,050)	(24,816,403)	(80,784,372)	(18,907,389)

6,567,387	(49,219,871)	9,854,080	(67,310,235)
13,025,653	5,837,267	7,513,491	3,095,519

19,593,040	(43,382,604)	17,367,571	(64,214,716)

17,809,732	55,790,143	4,815,658	36,767,730

415,675,248	359,885,105	490,734,137	453,966,407

$433,484,980	$415,675,248	$495,549,795	$490,734,137

$(1,075,530)	$(748,376)	$8,821,677	$8,057,114

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Small Cap Growth Equity Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(1,164,956)	$(1,247,580)
Net realized gain (loss) on investment transactions	44,707,494	70,874,164
Net change in unrealized appreciation (depreciation) on investments	(28,466,011)	43,258,294

Net increase (decrease) in net assets resulting from operations	15,076,527	112,884,878

Distributions to shareholders (Note 2):
From net investment income:
Initial Class	-	-
Class II	-	-
Service Class	-	-
Service Class I	-	-

Total distributions from net investment income	-	-

From net realized gains:
Initial Class	(66,804,629)	(16,238,406)
Class II	-	-
Service Class	(2,431,449)	(409,665)
Service Class I	-	-

Total distributions from net realized gains	(69,236,078)	(16,648,071)

Net fund share transactions (Note 5):
Initial Class	32,326,503	(77,865,410)
Class II	-	-
Service Class	3,994,325	(257,543)
Service Class I	-	-

Increase (decrease) in net assets from fund share transactions	36,320,828	(78,122,953)

Total increase (decrease) in net assets	(17,838,723)	18,113,854
Net assets
Beginning of year	280,911,872	262,798,018

End of year	$263,073,149	$280,911,872

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$(75,079)	$(68,065)

The accompanying notes are an integral part of the financial statements.

MML Small Company Value Fund		MML Small/Mid Cap Value Fund
Year Ended December 31, 2014	Year Ended December 31, 2013	Year Ended December 31, 2014	Year Ended December 31, 2013

$243,670	$(64,861)	$2,016,336	$1,460,447
10,227,800	28,004,058	37,841,770	29,633,752
(9,900,674)	7,190,219	(16,434,754)	33,377,829

570,796	35,129,416	23,423,352	64,472,028

-	-	(1,482,993)	(1,269,216)
-	(1,471,311)	-	-
-	-	(68,366)	(59,171)
-	(88,293)	-	-

-	(1,559,604)	(1,551,359)	(1,328,387)

-	-	(5,182,761)	-
(24,803,043)	(3,313,973)	-	-
-	-	(332,856)	-
(2,698,082)	(220,013)	-	-

(27,501,125)	(3,533,986)	(5,515,617)	-

-	-	(36,300,349)	29,127,124
22,237,102	(44,595,781)	-	-
-	-	1,888,505	703,016
3,422,840	1,716,386	-	-

25,659,942	(42,879,395)	(34,411,844)	29,830,140

(1,270,387)	(12,843,569)	(18,055,468)	92,973,781

107,784,318	120,627,887	269,938,574	176,964,793

$106,513,931	$107,784,318	$251,883,106	$269,938,574

$301,570	$(116,050)	$1,894,691	$1,402,931

MML Series Investment Fund – Financial Statements (Continued)

Statements of Changes in Net Assets

	MML Total Return Bond Fund
	Year Ended December 31, 2014	Year Ended December 31, 2013
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,352,769	$4,641,326
Net realized gain (loss) on investment transactions	12,592,356	(1,700,990)
Net change in unrealized appreciation (depreciation) on investments	1,673,346	(8,927,166)

Net increase (decrease) in net assets resulting from operations	19,618,471	(5,986,830)

Distributions to shareholders (Note 2):
From net investment income:
Class II	(7,279,537)	(7,389,774)
Service Class I	(235,738)	(186,554)

Total distributions from net investment income	(7,515,275)	(7,576,328)

From net realized gains:
Class II	-	(3,234,875)
Service Class I	-	(82,699)

Total distributions from net realized gains	-	(3,317,574)

Net fund share transactions (Note 5):
Class II	(9,158,988)	110,811,238
Service Class I	2,692,310	6,124,863

Increase (decrease) in net assets from fund share transactions	(6,466,678)	116,936,101

Total increase (decrease) in net assets	5,636,518	100,055,369
Net assets
Beginning of year	412,531,259	312,475,890

End of year	$418,167,777	$412,531,259

Undistributed (accumulated) net investment income (loss) included in net assets at end of year	$10,725,232	$8,028,534

The accompanying notes are an integral part of the financial statements.

THIS PAGE INTENTIONALLY LEFT BLANK

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Blue Chip Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$17.35	$(0.01)	$1.55	$1.54	$-	$(1.80)	$(1.80)	$17.09	9.13%	$390,322	0.79%	(0.09%	)
12/31/13	13.50	(0.00)[d]	5.28	5.28	(0.04)	(1.39)	(1.43)	17.35	41.33%	429,689	0.79%	(0.01%	)
12/31/12	11.42	0.03	2.06	2.09	(0.01)	-	(0.01)	13.50	18.31%	321,245	0.80%	0.26%
12/31/11	11.27	0.01	0.14	0.15	(0.00)[d]	-	(0.00)[d]	11.42	1.37%	323,779	0.80%	0.09%
12/31/10	9.71	0.01	1.56	1.57	(0.01)	-	(0.01)	11.27	16.17%	336,211	0.80%	0.06%
Service Class
12/31/14	$17.17	$(0.06)	$1.54	$1.48	$-	$(1.80)	$(1.80)	$16.85	8.87%	$31,721	1.04%	(0.34%	)
12/31/13	13.38	(0.04)	5.23	5.19	(0.01)	(1.39)	(1.40)	17.17	41.00%	23,273	1.04%	(0.26%	)
12/31/12	11.34	0.01	2.03	2.04	-	-	-	13.38	17.99%	14,895	1.05%	0.06%
12/31/11	11.22	(0.02)	0.14	0.12	-	-	-	11.34	1.07%	9,476	1.05%	(0.15%	)
12/31/10	9.68	(0.02)	1.56	1.54	-	-	-	11.22	15.91%	7,837	1.05%	(0.20%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	30%	35%	25%	37%	37%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Income Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$13.47	$0.25	$0.76	$1.01	$(0.24)	$(0.31)	$(0.55)	$13.93	7.54%		$472,989	0.78%	1.84%
12/31/13	10.57	0.20	2.93	3.13	(0.23)	-	(0.23)	13.47	29.93%		556,649	0.78%	1.64%
12/31/12	9.20	0.21	1.37	1.58	(0.21)	-	(0.21)	10.57	17.32%		478,096	0.79%	2.12%
12/31/11	9.44	0.18	(0.26)	(0.08)	(0.16)	-	(0.16)	9.20	(0.79%	)	511,951	0.79%	1.92%
12/31/10	8.35	0.16	1.06	1.22	(0.13)	-	(0.13)	9.44	14.95%		550,834	0.79%	1.87%
Service Class
12/31/14	$13.39	$0.22	$0.74	$0.96	$(0.21)	$(0.31)	$(0.52)	$13.83	7.23%		$63,751	1.03%	1.58%
12/31/13	10.52	0.17	2.91	3.08	(0.21)	-	(0.21)	13.39	29.55%		54,576	1.03%	1.39%
12/31/12	9.16	0.19	1.36	1.55	(0.19)	-	(0.19)	10.52	17.06%		39,397	1.04%	1.88%
12/31/11	9.40	0.16	(0.26)	(0.10)	(0.14)	-	(0.14)	9.16	(0.97%	)	30,889	1.04%	1.69%
12/31/10	8.32	0.14	1.06	1.20	(0.12)	-	(0.12)	9.40	14.70%		24,921	1.04%	1.62%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	9%	15%	15%	22%	16%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Equity Index Fund

		Income (loss) from investment operations				Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments		Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class I
12/31/14	$23.14	$0.38	$2.65		$3.03	$(0.33)	$(0.32)	$(0.65)	$25.52	13.17%	$84,445	0.44%	N/A		1.58%
12/31/13	17.89	0.34	5.30		5.64	(0.33)	(0.06)	(0.39)	23.14	31.84%	92,853	0.44%	0.44%	[l]	1.65%
12/31/12	15.73	0.32	2.11		2.43	(0.27)	-	(0.27)	17.89	15.47%	79,070	0.45%	0.45%	[l]	1.84%
12/31/11	15.73	0.26	0.00	[d]	0.26	(0.26)	-	(0.26)	15.73	1.71%	74,927	0.44%	N/A		1.62%
12/31/10	13.97	0.23	1.76		1.99	(0.23)	-	(0.23)	15.73	14.51%	81,199	0.45%	N/A		1.60%
Class II
12/31/14	$23.19	$0.42	$2.65		$3.07	$(0.38)	$(0.32)	$(0.70)	$25.56	13.35%	$154,210	0.33%	0.28%		1.74%
12/31/13	17.93	0.37	5.31		5.68	(0.36)	(0.06)	(0.42)	23.19	32.02%	141,468	0.33%	0.28%		1.81%
12/31/12	15.76	0.35	2.12		2.47	(0.30)	-	(0.30)	17.93	15.69%	109,646	0.34%	0.29%		2.00%
12/31/11	15.76	0.28	(0.00)[d]		0.28	(0.28)	-	(0.28)	15.76	1.84%	106,050	0.33%	0.28%		1.78%
12/31/10	13.98	0.25	1.77		2.02	(0.24)	-	(0.24)	15.76	14.76%	115,521	0.34%	0.29%		1.76%
Class III
12/31/14	$23.16	$0.46	$2.65		$3.11	$(0.41)	$(0.32)	$(0.73)	$25.54	13.54%	$173,459	0.19%	0.14%		1.88%
12/31/13	17.91	0.40	5.29		5.69	(0.38)	(0.06)	(0.44)	23.16	32.17%	155,356	0.19%	0.14%		1.95%
12/31/12	15.74	0.37	2.12		2.49	(0.32)	-	(0.32)	17.91	15.87%	119,034	0.20%	0.15%		2.14%
12/31/11	15.75	0.31	(0.02)		0.29	(0.30)	-	(0.30)	15.74	1.96%	106,669	0.19%	0.14%		1.92%
12/31/10	13.97	0.27	1.77		2.04	(0.26)	-	(0.26)	15.75	14.93%	106,015	0.20%	0.15%		1.90%
Service Class I
12/31/14	$22.72	$0.32	$2.59		$2.91	$(0.33)	$(0.32)	$(0.65)	$24.98	12.92%	$32,075	0.69%	N/A		1.34%
12/31/13	17.62	0.29	5.20		5.49	(0.33)	(0.06)	(0.39)	22.72	31.49%	21,443	0.69%	0.69%	[l]	1.40%
12/31/12	15.53	0.28	2.08		2.36	(0.27)	-	(0.27)	17.62	15.21%	10,229	0.70%	0.70%	[l]	1.63%
12/31/11	15.59	0.22	0.00	[d]	0.22	(0.28)	-	(0.28)	15.53	1.47%	6,231	0.69%	N/A		1.40%
12/31/10	13.88	0.20	1.73		1.93	(0.22)	-	(0.22)	15.59	14.22%	3,284	0.70%	N/A		1.39%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	3%	4%	3%	4%	5%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Focused Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders							Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c],j	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Tax return of capital	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14	$15.64	$0.29	$1.59	$1.88	$(0.06)	$(1.49)	$-	$(1.55)	$15.97	12.24%		$160,206	0.90%		N/A		1.86%
12/31/13	11.49	0.05	4.29	4.34	-	(0.19)	-	(0.19)	15.64	38.05%		166,655	0.90%		0.90%	[l]	0.40%
12/31/12	10.03	0.09	1.98	2.07	(0.09)	(0.52)	-	(0.61)	11.49	20.61%		136,305	0.90%		0.90%	[k]	0.76%
12/31/11[i]	10.00	0.01	0.04	0.05	(0.02)	-	(0.00)[d]	(0.02)	10.03	0.46%	[b]	110,550	1.58%	[a]	0.90%	[a]	1.94%	[a]
Service Class I
12/31/14	$15.58	$0.22	$1.61	$1.83	$(0.05)	$(1.49)	$-	$(1.54)	$15.87	11.97%		$7,289	1.15%		N/A		1.39%
12/31/13	11.48	0.02	4.27	4.29	-	(0.19)	-	(0.19)	15.58	37.64%		4,960	1.15%		1.15%	[k]	0.18%
12/31/12[h]	11.54	0.07	0.47	0.54	(0.08)	(0.52)	-	(0.60)	11.48	4.68%	[b]	818	1.15%	[a]	1.15%	[a,l]	0.91%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	35%	28%	34%	13%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Foreign Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$11.22	$0.34	$(1.09)	$(0.75)	$(0.25)	$(0.25)	$10.22	(6.97%	)	$328,045	0.97%	3.09%
12/31/13	9.47	0.20	1.75	1.95	(0.20)	(0.20)	11.22	20.80%		412,363	0.97%	2.00%
12/31/12	8.13	0.21	1.32	1.53	(0.19)	(0.19)	9.47	19.06%		355,174	0.97%	2.38%
12/31/11	9.21	0.23	(1.14)	(0.91)	(0.17)	(0.17)	8.13	(9.90%	)	303,229	0.98%	2.50%
12/31/10	8.95	0.16	0.24	0.40	(0.14)	(0.14)	9.21	4.70%		338,495	0.99%	1.85%
Service Class
12/31/14	$11.16	$0.30	$(1.07)	$(0.77)	$(0.23)	$(0.23)	$10.16	(7.07%	)	$11,089	1.22%	2.72%
12/31/13	9.43	0.17	1.74	1.91	(0.18)	(0.18)	11.16	20.42%		8,350	1.22%	1.71%
12/31/12	8.10	0.18	1.32	1.50	(0.17)	(0.17)	9.43	18.74%		6,756	1.22%	2.13%
12/31/11	9.18	0.20	(1.12)	(0.92)	(0.16)	(0.16)	8.10	(10.13%	)	5,615	1.23%	2.23%
12/31/10	8.92	0.13	0.26	0.39	(0.13)	(0.13)	9.18	4.54%		5,857	1.24%	1.56%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	13%[t]	20%	15%	9%	8%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
t	The portfolio turnover rate was not impacted as a result of the cash merger.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14	$14.46	$0.12	$1.44	$1.56	$(0.11)	$(1.02)	$(1.13)	$14.89	11.06%		$207,086	0.86%		0.85%		0.81%
12/31/13	10.94	0.09	3.44	3.53	-	(0.01)	(0.01)	14.46	32.29%		236,837	0.86%		0.85%		0.72%
12/31/12	9.95	0.09	1.23	1.32	(0.09)	(0.24)	(0.33)	10.94	13.14%		179,834	0.87%		0.85%		0.79%
12/31/11[i]	10.00	(0.00)[d]	(0.05)	(0.05)	-	-	-	9.95	(0.50%	)[b]	149,274	1.41%	[a]	0.85%	[a]	(0.05%	)[a]
Service Class I
12/31/14	$14.40	$0.09	$1.43	$1.52	$(0.10)	$(1.02)	$(1.12)	$14.80	10.81%		$2,214	1.11%		1.10%		0.59%
12/31/13	10.92	0.06	3.43	3.49	-	(0.01)	(0.01)	14.40	31.98%		1,353	1.11%		1.10%		0.45%
12/31/12[h]	11.50	0.07	(0.33)	(0.26)	(0.08)	(0.24)	(0.32)	10.92	(2.32%	)[b]	518	1.12%	[a]	1.10%	[a]	0.94%	[a]

	Year ended December 31
	2014	2013	2012	2011
Portfolio turnover rate	51%	61%	66%	0%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
i	For the period December 8, 2011 (commencement of operations) through December 31, 2011.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Fundamental Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14	$15.46	$0.23	$1.47	$1.70	$(0.25)	$(0.71)	$(0.96)	$16.20	11.19%		$219,679	0.79%		N/A		1.47%
12/31/13	12.45	0.23	3.54	3.77	(0.25)	(0.51)	(0.76)	15.46	30.91%		233,724	0.79%		0.79%	[l]	1.61%
12/31/12	10.88	0.24	1.53	1.77	(0.17)	(0.03)	(0.20)	12.45	16.31%		185,473	0.80%		0.80%	[l]	1.98%
12/31/11	11.08	0.18	(0.37)	(0.19)	-	(0.01)	(0.01)	10.88	(1.68%	)	172,645	0.81%		0.80%		1.65%
12/31/10[g]	10.00	0.06	1.10	1.16	(0.05)	(0.03)	(0.08)	11.08	11.59%	[b]	126,691	0.90%	[a]	0.80%	[a]	1.51%	[a]
Service Class I
12/31/14	$15.37	$0.19	$1.47	$1.66	$(0.25)	$(0.71)	$(0.96)	$16.07	10.98%		$5,611	1.04%		N/A		1.21%
12/31/13	12.42	0.19	3.52	3.71	(0.25)	(0.51)	(0.76)	15.37	30.55%		2,650	1.04%		1.04%	[l]	1.28%
12/31/12[h]	12.16	0.14	0.33	0.47	(0.18)	(0.03)	(0.21)	12.42	3.90%	[b]	381	1.05%	[a]	1.05%	[a,l]	1.78%	[a]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	14%	22%	24%	14%	10%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Global Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class I
12/31/14	$12.44	$0.16	$0.33	$0.49	$(0.11)	$(0.21)	$(0.32)	$12.61	3.95%		$210,395	0.95%	0.90%	1.29%
12/31/13	9.82	0.12	2.63	2.75	(0.13)	-	(0.13)	12.44	28.13%		149,796	0.96%	0.90%	1.10%
12/31/12	8.02	0.12	1.77	1.89	(0.09)	-	(0.09)	9.82	23.69%		131,665	0.98%	0.90%	1.33%
12/31/11	8.46	0.11	(0.47)	(0.36)	(0.08)	-	(0.08)	8.02	(4.24%	)	92,595	1.00%	0.90%	1.28%
12/31/10	7.56	0.08	0.87	0.95	(0.05)	-	(0.05)	8.46	12.64%		83,762	1.01%	0.90%	1.05%
Class II
12/31/14	$12.63	$0.17	$0.33	$0.50	$(0.11)	$(0.21)	$(0.32)	$12.81	4.00%		$17,481	0.85%	0.80%	1.35%
12/31/13	9.96	0.14	2.66	2.80	(0.13)	-	(0.13)	12.63	28.34%		18,681	0.86%	0.80%	1.21%
12/31/12	8.13	0.13	1.80	1.93	(0.10)	-	(0.10)	9.96	23.79%		16,324	0.88%	0.80%	1.45%
12/31/11	8.57	0.12	(0.48)	(0.36)	(0.08)	-	(0.08)	8.13	(4.15%	)	15,218	0.90%	0.80%	1.42%
12/31/10	7.64	0.09	0.88	0.97	(0.04)	-	(0.04)	8.57	12.83%		19,095	0.91%	0.80%	1.19%
Service Class I
12/31/14	$12.38	$0.12	$0.32	$0.44	$(0.09)	$(0.21)	$(0.30)	$12.52	3.57%		$9,220	1.20%	1.15%	1.00%
12/31/13	9.78	0.09	2.63	2.72	(0.12)	-	(0.12)	12.38	27.94%		6,657	1.21%	1.15%	0.82%
12/31/12	8.00	0.09	1.77	1.86	(0.08)	-	(0.08)	9.78	23.35%		3,707	1.23%	1.15%	1.03%
12/31/11	8.47	0.08	(0.47)	(0.39)	(0.08)	-	(0.08)	8.00	(4.58%	)	2,330	1.25%	1.15%	0.98%
12/31/10	7.57	0.05	0.89	0.94	(0.04)	-	(0.04)	8.47	12.46%		1,424	1.26%	1.15%	0.71%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	12%	11%	11%	16%	18%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Growth & Income Fund

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$12.08	$0.14	$1.20	$1.34	$(0.14)	$(0.14)	$13.28	11.19%		$121,667	0.56%	1.16%
12/31/13	9.24	0.13	2.85	2.98	(0.14)	(0.14)	12.08	32.53%		129,107	0.57%	1.22%
12/31/12	7.83	0.13	1.39	1.52	(0.11)	(0.11)	9.24	19.49%		116,115	0.58%	1.46%
12/31/11	8.07	0.10	(0.25)	(0.15)	(0.09)	(0.09)	7.83	(1.83%	)	116,867	0.58%	1.23%
12/31/10	7.35	0.08	0.74	0.82	(0.10)	(0.10)	8.07	11.47%		143,556	0.56%	1.06%
Service Class
12/31/14	$12.02	$0.11	$1.20	$1.31	$(0.12)	$(0.12)	$13.21	10.94%		$18,929	0.81%	0.91%
12/31/13	9.20	0.10	2.84	2.94	(0.12)	(0.12)	12.02	32.20%		17,142	0.82%	0.97%
12/31/12	7.79	0.11	1.39	1.50	(0.09)	(0.09)	9.20	19.32%		12,385	0.83%	1.21%
12/31/11	8.03	0.08	(0.25)	(0.17)	(0.07)	(0.07)	7.79	(2.13%	)	10,090	0.83%	0.97%
12/31/10	7.32	0.06	0.74	0.80	(0.09)	(0.09)	8.03	11.21%		13,294	0.81%	0.82%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	20%	19%	26%	22%	95%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Income & Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$11.60	$0.23	$0.83	$1.06	$(0.22)	$(0.22)	$12.44	9.22%	$232,187	0.70%	1.91%
12/31/13	9.48	0.22	2.09	2.31	(0.19)	(0.19)	11.60	24.62%	228,095	0.70%	2.07%
12/31/12	8.56	0.23	0.79	1.02	(0.10)	(0.10)	9.48	11.96%	171,207	0.72%	2.51%
12/31/11	8.37	0.20	0.25	0.45	(0.26)	(0.26)	8.56	5.60%	88,465	0.74%	2.37%
12/31/10	7.82	0.13	0.73	0.86	(0.31)	(0.31)	8.37	11.70%	72,789	0.73%	1.62%
Service Class
12/31/14	$11.51	$0.20	$0.83	$1.03	$(0.20)	$(0.20)	$12.34	8.96%	$16,131	0.95%	1.66%
12/31/13	9.42	0.20	2.06	2.26	(0.17)	(0.17)	11.51	24.22%	14,775	0.95%	1.82%
12/31/12	8.51	0.20	0.80	1.00	(0.09)	(0.09)	9.42	11.73%	11,282	0.97%	2.23%
12/31/11	8.33	0.18	0.26	0.44	(0.26)	(0.26)	8.51	5.40%	8,466	0.99%	2.18%
12/31/10	7.79	0.13	0.71	0.84	(0.30)	(0.30)	8.33	11.47%	3,953	0.98%	1.64%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	19%	15%	3%	12%	64%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML International Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers		Ratio of expenses to average daily net assets after expense waivers[j]		Net investment income (loss) to average daily net assets
Class II
12/31/14[g]	$10.00	$0.18	$(0.65)	$(0.47)	$(0.20)	$(0.06)	$(0.26)	$9.27	(4.67%	)[b]	$123,915	1.15%	[a]	1.00%	[a]	1.79%	[a]
Service Class I
12/31/14[h]	$10.29	$0.07	$(0.83)	$(0.76)	$(0.20)	$(0.06)	$(0.26)	$9.27	(7.44%	)[b]	$298	1.36%	[a]	1.25%	[a]	1.08%	[a]

Period ended December 31, 2014[b,g]

Portfolio turnover rate	39%

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
g	For the period January 7, 2014 (commencement of operations) through December 31, 2014.
h	For the period May 1, 2014 (commencement of operations) through December 31, 2014.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Large Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$14.63	$(0.01)	$1.36	$1.35	$-	$(1.92)	$(1.92)	$14.06	9.51%		$242,229	0.69%	(0.07%	)
12/31/13	11.62	0.00 [d]	3.76	3.76	(0.05)	(0.70)	(0.75)	14.63	33.54%		268,330	0.70%	0.00%	[e]
12/31/12	10.04	0.05	1.54	1.59	(0.01)	-	(0.01)	11.62	15.81%		205,833	0.70%	0.49%
12/31/11	10.45	0.01	(0.40)	(0.39)	(0.02)	-	(0.02)	10.04	(3.69%	)	188,235	0.71%	0.08%
12/31/10	8.80	0.03	1.63	1.66	(0.01)	-	(0.01)	10.45	18.87%		166,552	0.72%	0.36%
Service Class
12/31/14	$14.51	$(0.04)	$1.34	$1.30	$-	$(1.92)	$(1.92)	$13.89	9.23%		$2,726	0.94%	(0.29%	)
12/31/13	11.53	(0.03)	3.73	3.70	(0.02)	(0.70)	(0.72)	14.51	33.24%		1,849	0.95%	(0.25%	)
12/31/12	9.99	0.03	1.51	1.54	-	-	-	11.53	15.42%		1,439	0.95%	0.25%
12/31/11	10.40	(0.02)	(0.38)	(0.40)	(0.01)	-	(0.01)	9.99	(3.82%	)	1,176	0.96%	(0.17%	)
12/31/10	8.78	0.01	1.61	1.62	-	-	-	10.40	18.45%		763	0.97%	0.11%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	77%	89%	91%	90%	88%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
e	Amount is less than 0.005%.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Managed Volatility Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$14.33	$0.16	$0.46	$0.62	$(0.10)	$(0.74)	$(0.84)	$14.11	4.41%		$336,931	0.90%	1.14%
12/31/13	12.34	0.16	2.02	2.18	(0.19)	-	(0.19)	14.33	17.78%		203,330	0.88%	1.19%
12/31/12	10.98	0.17	1.27	1.44	(0.08)	-	(0.08)	12.34	13.19%		193,271	0.83%	1.43%
12/31/11	11.54	0.10	(0.56)	(0.46)	(0.10)	-	(0.10)	10.98	(3.94%	)	193,403	0.82%	0.89%
12/31/10	10.36	0.08	1.19	1.27	(0.09)	-	(0.09)	11.54	12.38%		218,666	0.83%	0.79%
Service Class
12/31/14	$14.25	$0.13	$0.45	$0.58	$(0.07)	$(0.74)	$(0.81)	$14.02	4.14%		$31,812	1.15%	0.88%
12/31/13	12.27	0.13	2.02	2.15	(0.17)	-	(0.17)	14.25	17.56%		28,423	1.13%	0.95%
12/31/12	10.93	0.14	1.26	1.40	(0.06)	-	(0.06)	12.27	12.83%		22,660	1.08%	1.21%
12/31/11	11.49	0.07	(0.55)	(0.48)	(0.08)	-	(0.08)	10.93	(4.14%	)	18,508	1.07%	0.64%
12/31/10	10.33	0.06	1.17	1.23	(0.07)	-	(0.07)	11.49	12.04%		16,519	1.08%	0.56%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	14%	94%	11%	15%	17%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Growth Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$16.59	$(0.03)	$2.11	$2.08	$-	$(2.26)	$(2.26)	$16.41	13.27%		$377,028	0.81%	(0.17%	)
12/31/13	12.96	(0.03)	4.65	4.62	(0.04)	(0.95)	(0.99)	16.59	36.69%		371,803	0.81%	(0.21%	)
12/31/12	12.08	0.01	1.63	1.64	-	(0.76)	(0.76)	12.96	13.78%		330,731	0.82%	0.04%
12/31/11	12.23	(0.04)	(0.11)	(0.15)	-	-	-	12.08	(1.23%	)	305,757	0.82%	(0.33%	)
12/31/10	9.55	(0.02)	2.70	2.68	-	-	-	12.23	28.06%		330,711	0.82%	(0.20%	)
Service Class
12/31/14	$16.38	$(0.07)	$2.07	$2.00	$-	$(2.26)	$(2.26)	$16.12	12.93%		$56,457	1.06%	(0.42%	)
12/31/13	12.81	(0.07)	4.61	4.54	(0.02)	(0.95)	(0.97)	16.38	36.40%		43,873	1.06%	(0.45%	)
12/31/12	11.98	(0.02)	1.61	1.59	-	(0.76)	(0.76)	12.81	13.47%		29,154	1.07%	(0.19%	)
12/31/11	12.17	(0.07)	(0.12)	(0.19)	-	-	-	11.98	(1.56%	)	22,796	1.07%	(0.57%	)
12/31/10	9.52	(0.04)	2.69	2.65	-	-	-	12.17	27.84%		17,236	1.07%	(0.42%	)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	25%	26%	31%	33%	29%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$13.65	$0.19	$1.97	$2.16	$(0.24)	$(2.45)	$(2.69)	$13.12	16.66%		$465,533	0.88%	1.39%
12/31/13	11.11	0.20	3.09	3.29	(0.24)	(0.51)	(0.75)	13.65	30.43%		467,386	0.88%	1.57%
12/31/12	10.17	0.23	1.42	1.65	(0.18)	(0.53)	(0.71)	11.11	16.70%		437,725	0.89%	2.12%
12/31/11	10.46	0.17	(0.25)	(0.08)	(0.21)	-	(0.21)	10.17	(0.64%	)	407,615	0.90%	1.62%
12/31/10	8.85	0.22	1.53	1.75	(0.14)	-	(0.14)	10.46	20.09%		419,863	0.89%	2.36%
Service Class
12/31/14	$13.55	$0.16	$1.94	$2.10	$(0.21)	$(2.45)	$(2.66)	$12.99	16.33%		$30,017	1.13%	1.16%
12/31/13	11.04	0.17	3.07	3.24	(0.22)	(0.51)	(0.73)	13.55	30.11%		23,348	1.13%	1.33%
12/31/12	10.12	0.20	1.41	1.61	(0.16)	(0.53)	(0.69)	11.04	16.37%		16,241	1.14%	1.89%
12/31/11	10.41	0.14	(0.23)	(0.09)	(0.20)	-	(0.20)	10.12	(0.81%	)	12,970	1.15%	1.38%
12/31/10	8.83	0.20	1.51	1.71	(0.13)	-	(0.13)	10.41	19.62%		9,686	1.14%	2.14%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	66%	71%	81%	106%	125%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Cap Growth Equity Fund

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]	Net assets, end of the period (000's)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$22.81	$(0.09)	$1.21	$1.12	$(6.08)	$(6.08)	$17.85	5.92%	$253,096	1.08%	N/A	(0.43%)
12/31/13	16.30	(0.08)	7.79	7.71	(1.20)	(1.20)	22.81	48.54%	273,041	1.10%	1.08%	(0.43%)
12/31/12	16.05	(0.06)	2.17	2.11	(1.86)	(1.86)	16.30	13.41%	256,961	1.13%	1.12%	(0.38%)
12/31/11	17.70	(0.12)	(0.82)	(0.94)	(0.71)	(0.71)	16.05	(5.23%)	250,279	1.13%	N/A	(0.68%)
12/31/10	14.48	(0.10)	3.32	3.22	-	-	17.70	22.24%	258,833	1.14%	N/A	(0.64%)
Service Class
12/31/14	$22.44	$(0.13)	$1.17	$1.04	$(6.08)	$(6.08)	$17.40	5.62%	$9,977	1.33%	N/A	(0.67%)
12/31/13	16.09	(0.13)	7.68	7.55	(1.20)	(1.20)	22.44	48.17%	7,871	1.35%	1.34%	(0.69%)
12/31/12	15.91	(0.10)	2.14	2.04	(1.86)	(1.86)	16.09	13.07%	5,837	1.38%	1.37%	(0.63%)
12/31/11	17.59	(0.16)	(0.81)	(0.97)	(0.71)	(0.71)	15.91	(5.43%)	5,120	1.38%	N/A	(0.92%)
12/31/10	14.42	(0.14)	3.31	3.17	-	-	17.59	21.90%	4,440	1.39%	N/A	(0.87%)

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	78%	86%	90%	91%	95%

c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small Company Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers	Ratio of expenses to average daily net assets after expense waivers[j]	Net investment income (loss) to average daily net assets
Class II
12/31/14	$23.88	$0.05	$(0.01)	$0.04	$-	$(6.33)	$(6.33)	$17.59	0.47%		$95,788	1.17%	1.15%	0.26%
12/31/13	18.86	(0.01)	5.87	5.86	(0.26)	(0.58)	(0.84)	23.88	31.71%		97,840	1.16%	1.15%	(0.04%	)
12/31/12	16.83	0.19	2.34	2.53	(0.00)[d]	(0.50)	(0.50)	18.86	15.20%		114,274	1.17%	1.15%	1.05%
12/31/11	17.30	(0.01)	(0.23)	(0.24)	-	(0.23)	(0.23)	16.83	(1.26%	)	102,633	1.17%	1.15%	(0.06%	)
12/31/10	15.70	0.06	3.19	3.25	(0.14)	(1.51)	(1.65)	17.30	20.83%		105,829	1.18%	1.15%	0.34%
Service Class I
12/31/14	$23.63	$0.00 [d]	$(0.01)	$(0.01)	$-	$(6.33)	$(6.33)	$17.29	0.24%		$10,726	1.42%	1.40%	0.02%
12/31/13	18.70	(0.05)	5.79	5.74	(0.23)	(0.58)	(0.81)	23.63	31.34%		9,944	1.41%	1.40%	(0.23%	)
12/31/12	16.73	0.15	2.32	2.47	-	(0.50)	(0.50)	18.70	14.99%		6,354	1.42%	1.40%	0.86%
12/31/11	17.24	(0.05)	(0.23)	(0.28)	-	(0.23)	(0.23)	16.73	(1.56%	)	3,951	1.42%	1.40%	(0.28%	)
12/31/10	15.67	0.03	3.18	3.21	(0.13)	(1.51)	(1.64)	17.24	20.59%		2,581	1.43%	1.40%	0.20%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	22%	12%	14%	13%	29%

c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Small/Mid Cap Value Fund

		Income (loss) from investment operations			Less distributions to shareholders						Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]		Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets	Net investment income (loss) to average daily net assets
Initial Class
12/31/14	$13.80	$0.11	$1.19	$1.30	$(0.09)	$(0.32)	$(0.41)	$14.69	9.45%		$236,399	0.79%	0.80%
12/31/13	10.06	0.09	3.74	3.83	(0.09)	-	(0.09)	13.80	38.18%		257,210	0.80%	0.74%
12/31/12	8.51	0.08	1.54	1.62	(0.07)	-	(0.07)	10.06	19.06%		168,248	0.81%	0.82%
12/31/11	9.26	0.05	(0.75)	(0.70)	(0.05)	-	(0.05)	8.51	(7.50%	)	170,925	0.81%	0.53%
12/31/10	7.35	0.05	1.91	1.96	(0.05)	-	(0.05)	9.26	26.84%		191,141	0.81%	0.62%
Service Class
12/31/14	$13.72	$0.08	$1.18	$1.26	$(0.07)	$(0.32)	$(0.39)	$14.59	9.16%		$15,484	1.04%	0.56%
12/31/13	10.01	0.06	3.72	3.78	(0.07)	-	(0.07)	13.72	37.82%		12,729	1.05%	0.47%
12/31/12	8.47	0.06	1.53	1.59	(0.05)	-	(0.05)	10.01	18.78%		8,717	1.06%	0.60%
12/31/11	9.22	0.03	(0.74)	(0.71)	(0.04)	-	(0.04)	8.47	(7.70%	)	7,067	1.06%	0.30%
12/31/10	7.33	0.03	1.90	1.93	(0.04)	-	(0.04)	9.22	26.44%		6,388	1.06%	0.40%

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	46%	67%	49%	72%	52%

c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.

The accompanying notes are an integral part of the financial statements.

MML Series Investment Fund – Financial Statements (Continued)

Financial Highlights (For a share outstanding throughout each period)

MML Total Return Bond Fund

		Income (loss) from investment operations			Less distributions to shareholders
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m]
Class II
12/31/14	$10.34	$0.13	$0.36	$0.49	$(0.19)	$-	$(0.19)	$10.64	4.75%
12/31/13	10.82	0.13	(0.31)	(0.18)	(0.21)	(0.09)	(0.30)	10.34	(1.63%	)
12/31/12	10.13	0.20	0.70	0.90	(0.21)	-	(0.21)	10.82	8.93%
12/31/11	9.90	0.22	0.02	0.24	(0.01)	-	(0.01)	10.13	2.45%
12/31/10[g]	10.00	0.06	(0.05)	0.01	(0.04)	(0.07)	(0.11)	9.90	0.17%	[b]
Service Class I
12/31/14	$10.29	$0.10	$0.35	$0.45	$(0.17)	$-	$(0.17)	$10.57	4.43%
12/31/13	10.79	0.10	(0.30)	(0.20)	(0.21)	(0.09)	(0.30)	10.29	(1.85%	)
12/31/12[h]	10.49	0.10	0.41	0.51	(0.21)	-	(0.21)	10.79	4.94%	[b]

	Year ended December 31
	2014	2013	2012	2011	2010
Portfolio turnover rate	447%[u]	550%[u]	583%[u]	417%	221%[b]

a	Annualized.
b	Percentage represents the results for the period and is not annualized.
c	Per share amount calculated on the average shares method.
e	Amount is less than 0.005%.
g	For the period August 10, 2010 (commencement of operations) through December 31, 2010.
h	For the period May 1, 2012 (commencement of operations) through December 31, 2012.
j	Computed after giving effect to an agreement by MML Advisers and/or MassMutual to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
n	Includes interest expense.
p	Interest expense incurred as a result of entering into reverse repurchase agreements is included in the Fund’s net expenses in the Statements of Operations. Income earned on investing proceeds from reverse repurchase agreements is included in interest income in the Statements of Operations.
u	Excludes Treasury roll transactions. Including these transactions, the portfolio turnover would have been 479%, 574% and 618%, respectively, for the years ended December 31, 2014, December 31, 2013 and December 31, 2012.

The accompanying notes are an integral part of the financial statements.

Ratios / Supplemental Data
Net assets, end of the period (000’s)	Ratio of expenses to average daily net assets before expense waivers[n]	Ratio of expenses to average daily net assets after expense waivers[j,n]	Interest expense to average daily net assets[p]	Net investment income (loss) to average daily net assets[n]

$403,732	0.70%	0.65%	0.00%[e]	1.27%
401,127	0.69%	0.65%	0.00%[e]	1.23%
306,746	0.72%	0.65%	0.00%[e]	1.84%
226,663	0.70%	0.65%	N/A	2.21%
132,798	0.91%[a]	0.65%[a]	0.00%[a,e]	1.40%[a]

$14,435	0.95%	0.90%	0.00%[e]	1.00%
11,404	0.94%	0.90%	0.00%[e]	1.00%
5,730	0.97%[a]	0.90%[a]	0.00%[a,e]	1.45%[a]

Notes to Financial Statements

1.	The Funds

MML Series Investment Fund (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, open-end, management investment company. The Trust is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time. The following are 19 series of the Trust (each individually referred to as a “Fund” or collectively as the “Funds”):

MML Blue Chip Growth Fund (“Blue Chip Growth Fund”)

MML Equity Income Fund (“Equity Income Fund”)

MML Equity Index Fund (“Equity Index Fund”)

MML Focused Equity Fund (“Focused Equity Fund”)

MML Foreign Fund (“Foreign Fund”)

MML Fundamental Growth Fund (“Fundamental Growth Fund”)

MML Fundamental Value Fund (“Fundamental Value Fund”)

MML Global Fund (“Global Fund”)

MML Growth & Income Fund (“Growth & Income Fund”)

MML Income & Growth Fund (“Income & Growth Fund”)

MML International Equity Fund (“International Equity Fund”)

MML Large Cap Growth Fund (“Large Cap Growth Fund”)

MML Managed Volatility Fund (“Managed Volatility Fund”)

MML Mid Cap Growth Fund (“Mid Cap Growth Fund”)

MML Mid Cap Value Fund (“Mid Cap Value Fund”)

MML Small Cap Growth Equity Fund (“Small Cap Growth Equity Fund”)

MML Small Company Value Fund (“Small Company Value Fund”)

MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”)

MML Total Return Bond Fund (formerly known as MML PIMCO Total Return Fund) (“Total Return Bond Fund”)

The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by life insurance companies which are subsidiaries of MassMutual. Shares of the Trust are not offered to the general public. MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company are the record owners of all of the outstanding shares of the Funds.

Each share class of a Fund represents an interest in the same portfolio of assets. The principal difference among the classes is the level of service and administration fees, and shareholder and distribution service expenses borne by the classes. Because each class will have different fees and expenses, performance and share prices will vary between the classes. The classes of shares are offered to different types of investors, as outlined in the Funds’ Prospectus.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed consistently by each Fund in the preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“generally accepted accounting principles”). The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation

The net asset value of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days.

Notes to Financial Statements (Continued)

Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter (“OTC”) securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities with remaining maturities of 60 days or less are valued at either amortized cost or at original cost plus accrued interest, whichever the Funds’ investment adviser determines more closely approximates current market value. Shares of other open-end mutual funds are valued at their closing net asset values as reported on each business day.

Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral. Restricted securities are generally valued at a discount to similar publicly traded securities.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser or subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined in good faith by the Funds’ Valuation Committee1 in accordance with procedures approved annually by the Board of Trustees (“Trustees”), and under the general oversight of the Trustees. The Funds’ Valuation Committee employs various methods to determine fair valuations including a regular review of key inputs and assumptions and review of any related market activity. The Funds’ Valuation Committee reports to the Trustees at their regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their net asset values. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

[1]	The Valuation Committee consists of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary, and Assistant Secretaries of the Trust, as well as such alternate members as the Trustees may from time to time designate. The Valuation Committee reviews and determines the fair valuation of portfolio securities and the Funds’ pricing procedures in general.

Notes to Financial Statements (Continued)

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. A three-tier hierarchy is utilized to maximize the use of observable market data inputs and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability and are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below. The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

Level 1 – quoted prices (unadjusted) in active markets for identical investments that the Funds can access at the measurement date

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, derivatives actively traded on a national securities exchange (such as some warrants, rights, futures, and options), and shares of open-end mutual funds.

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

The types of assets and liabilities categorized in Level 2 generally include debt securities such as U.S. government and agency securities, mortgage-backed securities, asset-backed securities, municipal obligations, sovereign debt obligations, bank loans, corporate bonds, and those securities valued at amortized cost; OTC derivatives such as swaps, options, swaptions, and forward foreign currency exchange contracts; certain restricted securities; and non-exchange traded equity securities and certain foreign equity securities traded on particular foreign exchanges that close before the Funds determine their net asset values.

Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The types of assets and liabilities categorized in Level 3 generally include securities for which prices, spreads, or any of the other aforementioned key inputs are unobservable. Generally, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange; securities in default or bankruptcy proceedings for which there is no current market quotation; securities and certain derivatives valued by broker quotes which may include brokers’ assumptions; and any illiquid Rule 144A securities or restricted securities issued by non-public entities are categorized in Level 3.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the overall fair value measurement.

The Fundamental Growth Fund, Large Cap Growth Fund, Small Company Value Fund, and Small/Mid Cap Value Fund characterized all long-term investments at Level 1, and all short-term investments at Level 2, as of December 31, 2014. For each

Notes to Financial Statements (Continued)

Fund noted in the preceding sentence, the level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is the aggregate value by input level, as of December 31, 2014, for the remaining Funds’ investments:

	Level 1	Level 2		Level 3	Total
Blue Chip Growth Fund
Asset Investments
Common Stock	$413,918,431	$6,361,298	*	$-	$420,279,729
Mutual Funds	1,001	-		-	1,001
Short-Term Investments	-	2,336,081		-	2,336,081

Total Investments	$413,919,432	$8,697,379		$-	$422,616,811

Equity Income Fund
Asset Investments
Common Stock	$491,457,479	$7,333,803	*	$-	$498,791,282
Mutual Funds	12,272,716	-		-	12,272,716
Short-Term Investments	-	26,234,024		-	26,234,024

Total Investments	$503,730,195	$33,567,827		$-	$537,298,022

Equity Index Fund
Asset Investments
Common Stock	$437,234,554	$-		$-	$437,234,554
Short-Term Investments	-	7,191,707		-	7,191,707

Total Investments	$437,234,554	$7,191,707		$-	$444,426,261

Asset Derivatives
Futures Contracts	$142,074	$-		$-	$142,074

Focused Equity Fund
Asset Investments
Common Stock	$144,798,120	$7,863,960		$-	$152,662,080
Short-Term Investments	-	14,833,373		-	14,833,373

Total Investments	$144,798,120	$22,697,333		$-	$167,495,453

Foreign Fund
Asset Investments
Common Stock	$40,059,239	$272,679,567	*	$-	$312,738,806
Rights	-	36,659		-	36,659
Mutual Funds	15,029,374	-		-	15,029,374
Short-Term Investments	-	12,461,288		-	12,461,288

Total Investments	$55,088,613	$285,177,514		$-	$340,266,127

Fundamental Value Fund
Asset Investments
Common Stock	$217,871,415	$2,787,109	*	$-	$220,658,524
Short-Term Investments	-	4,475,662		-	4,475,662

Total Investments	$217,871,415	$7,262,771		$-	$225,134,186

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3		Total
Global Fund
Asset Investments
Common Stock	$137,909,270	$95,453,333	*	$-		$233,362,603
Mutual Funds	2,480,911	-		-		2,480,911
Short-Term Investments	-	3,416,461		-		3,416,461

Total Investments	$140,390,181	$98,869,794		$-		$239,259,975

Growth & Income Fund
Asset Investments
Common Stock	$133,177,533	$5,987,936	*	$-		$139,165,469
Preferred Stock	396,900	-		-		396,900
Short-Term Investments	-	1,431,118		-		1,431,118

Total Investments	$133,574,433	$7,419,054		$-		$140,993,487

Income & Growth Fund
Asset Investments
Common Stock	$233,061,556	$5,401,069	*	$-		$238,462,625
Short-Term Investments	-	9,791,868		-		9,791,868

Total Investments	$233,061,556	$15,192,937		$-		$248,254,493

International Equity Fund
Asset Investments
Common Stock	$5,233,845	$112,835,633	*	$-		$118,069,478
Mutual Funds	1,592,220	-		-		1,592,220

Total Investments	$6,826,065	$112,835,633		$-		$119,661,698

Asset Derivatives
Forward Contracts	$-	$573,315		$-		$573,315

Liability Derivatives
Forward Contracts	$-	$(65,005)		$-		$(65,005)

Managed Volatility Fund
Asset Investments
Common Stock	$368,102,666	$-		$-		$368,102,666
Corporate Debt	-	-		0	+	-
Purchased Options	1,447,676	-		-		1,447,676
Short-Term Investments	-	4,453,793		-		4,453,793

Total Investments	$369,550,342	$4,453,793		$-		$374,004,135

Liability Derivatives
Written Options	$(8,238,080)	$-		$-		$(8,238,080)

Mid Cap Growth Fund
Asset Investments
Common Stock	$413,126,270	$-		$1,216,929		$414,343,199
Preferred Stock	-	-		1,961,775		1,961,775
Mutual Funds	17,616,406	-		-		17,616,406
Short-Term Investments	-	19,185,700		-		19,185,700

Total Investments	$430,742,676	$19,185,700		$3,178,704		$453,107,080

Notes to Financial Statements (Continued)

	Level 1	Level 2		Level 3	Total
Mid Cap Value Fund
Asset Investments
Common Stock	$467,807,005	$11,071,195	*	$-	$478,878,200
Mutual Funds	13,289,075	-		-	13,289,075
Short-Term Investments	-	9,314,127		-	9,314,127

Total Investments	$481,096,080	$20,385,322		$-	$501,481,402

Asset Derivatives
Forwards Contracts	$-	$85,196		$-	$85,196

Liability Derivatives
Forwards Contracts	$-	$(4,455)		$-	$(4,455)

Small Cap Growth Equity Fund
Asset Investments
Common Stock	$257,040,906	$1,674,399	*	$240,155	$258,955,460
Preferred Stock	-	-		3,653,969	3,653,969
Mutual Funds	31,182,740	-		-	31,182,740
Short-Term Investments	-	5,458,142		-	5,458,142

Total Investments	$288,223,646	$7,132,541		$3,894,124	$299,250,311

Total Return Bond Fund
Asset Investments
Preferred Stock	$1,160,720	$-		$-	$1,160,720
Corporate Debt	-	72,767,479		-	72,767,479
Municipal Obligations	-	3,373,499		-	3,373,499
Non-U.S. Government Agency Obligations	-	74,926,361		-	74,926,361
U.S. Government Agency Obligations and Instrumentalities	-	104,883,844		-	104,883,844
U.S. Treasury Obligations	-	142,664,281		-	142,664,281
Short-Term Investments	-	86,207,817		-	86,207,817

Total Investments	$1,160,720	$484,823,281		$-	$485,984,001

Asset Derivatives
Forward Contracts	$-	$2,811,637		$-	$2,811,637

Liability Derivatives
Forward Contracts	$-	$(2,301,512)		$-	$(2,301,512)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments after the close of trading in their applicable foreign markets.
+	Represents security at $0 value as of December 31, 2014.

Notes to Financial Statements (Continued)

The following tables show Funds with certain assets and liabilities, which approximate fair value and would be categorized at Level 2 as of December 31, 2014.

Statements of Assets and Liabilities location:	Equity Income Fund	Small Cap Growth Equity Fund	Small Company Value Fund	Total Return Bond Fund
Receivables from:
Investments sold on a when-issued basis				X
Payables for:
Investments purchased on a when-issued basis				X
Collateral pledged for open swap agreements				X
Due to custodian	X	X	X

Statements of Assets and Liabilities location:	Foreign Fund	Global Fund	International Equity Fund	Mid Cap Growth Fund	Small Cap Growth Equity Fund	Small Company Value Fund
Payables for:
Securities on loan	X	X	X	X	X	X

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

	Transfers In*		Transfers Out*
	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs	Level 1 — Quoted Prices	Level 2 — Other Significant Observable Inputs
Growth & Income Fund	$382,468	$-	$-	$(382,468)

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year. Transfers occurred between Level 2 and Level 1 as inputs were more observable.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining value:

Asset Valuation Inputs

	Investments in Securities
	Balance as of 12/31/13		Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*	Balance as of 12/31/14		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/14
Managed Volatility Fund
Corporate Debt	$-	**	$-	$-	$-	$-	$-	$-	$-	$-	††	$-

Mid Cap Growth Fund
Common Stock	$81,541		$-	$(11)	$243,808	$1,711,801	$(820,210)	$-	$-	$1,216,929		$243,808
Preferred Stock	1,473,891		-	-	566,562	660,002	(738,680)	-	-	1,961,775		607,796

	$1,555,432		$-	$(11)	$810,370	$2,371,803	$(1,558,890)	$-	$-	$3,178,704		$851,604

Small Cap Growth Equity Fund
Common Stock	$265,899		$-	$13,199	$(13,796)	$106,712	$(131,859)	$-	$-	$240,155		$(13,828)
Preferred Stock	694,301		-	-	2,274,066	685,602	-	-	-	3,653,969		2,274,066

	$960,200		$-	$13,199	$2,260,270	$792,314	$(131,859)	$-	$-	$3,894,124		$2,260,238

Notes to Financial Statements (Continued)

	Investments in Securities
	Balance as of 12/31/13	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	(Sales)	Transfers into Level 3*	Transfers (out) of Level 3*		Balance as of 12/31/14	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of 12/31/14

Total Return Bond Fund
Corporate Debt†	$299,520	$-	$-	$480	$4,040,751	$(300,000)	$-	$(4,040,751	)***	$-	$-
Non U.S. Government
Obligations†	-	-	2,252	-	1,457,675	(225,185)	-	(1,234,742	)***	-	-

	$299,520	$-	$2,252	$480	$5,498,426	$(525,185)	$-	$(5,275,493)		$-	$-

*	The Fund(s) recognize transfers between the Levels as of the beginning of the year.
**	Represents security at $0 value as of December 31, 2013.
***	Transfers occurred between Level 3 and Level 2 as inputs were less observable.
†	Represents (i) an illiquid 144A security valued by a broker quote or vendor price or (ii) a restricted security issued by a non-public entity valued by a broker quote or vendor price.
††	Represents security at $0 value as of December 31, 2014.

None of the unobservable inputs, individually or collectively, had a material impact on the Fund(s), other than those disclosed below.

The Small Cap Growth Equity Fund fair values certain of its Level 3 investments using market approach such as Comparable Company valuation, acquisition cost, and any observed secondary transactions. These investments are generally privately held investments, but may include defaulted securities and new debt issuances. There may not be a secondary market, and/or there are a limited number of investors. The determination to fair value such investments at any of the above methodologies is based upon factors consistent with the principles of fair value measurement that are reasonably available to the Valuation Committee. Valuations are reviewed utilizing available market information to determine if the carrying value should be adjusted. Such market data may include, but is not limited to, observations of the trading multiples of public companies considered comparable to the private companies being valued, financial or operational information released by the company, and/or news or corporate events that affect the investment, also referred to as enterprise value (EV) to earnings before interest, taxes, depreciation and amortization (EBITDA) ratios. Valuations may be adjusted to account for company-specific issues, the lack of liquidity inherent in a nonpublic investment and the fact that comparable public companies are not identical to the investments being fair valued by the Fund. All market variables are assessed on a regular frequency and calibrated as necessary.

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Common stock — $240,155
Dropbox Inc.	$199,970	Market Approach	Secondary Market Transaction	$19.10
Telogis	40,185	Market Approach	EV/Multiple	2.86
			Discount for Lack of Marketability	10%
Preferred stock — $3,653,969
Veracode, Inc	228,937	Market Approach	EV/Multiple	7.58
			Discount for Lack of Marketability	10%
Mobileye NV	2,246,030	Market Approach	Discount for Lack of Marketability	5%
Cloudera Inc.	398,244	Market Approach	Secondary Market Transaction	$33.00
Docusign Series E	137,560	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series D	5,317	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series B	7,415	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%
Docusign Series B1	2,211	Market Approach	EV/Multiple	8.21
			Discount for Lack of Marketability	10%

Notes to Financial Statements (Continued)

Small Cap Growth Equity Fund	Fair Value Amount	Valuation Technique	Unobservable Input Description	Value/ Weighted Average Range
Preferred stock (Continued)
Telogis	$438,895	Market Approach	EV/Multiple	2.86
			Discount for Lack of Marketability	10%
NUTANIX, Inc.	189,360	Cost	Acquisition Cost	$13.40

	$3,894,124

Derivative Instruments

Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Gains or losses from derivatives can be substantially greater than the derivatives original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price. For those Funds that held derivatives during the year ended December 31, 2014, the following table shows how the Fund used these types of derivatives during the period (marked with an “A”), as well as additional uses, if any, it may have for them in the future (marked with an “M”).

Type of Derivative and Objective for Use	Equity Income Fund	Equity Index Fund	Foreign Fund	Global Fund	Growth & Income Fund	International Equity Fund	Managed Volatility Fund	Mid Cap Value Fund	Total Return Bond Fund
Foreign Currency Exchange Transactions*
Hedging/Risk Management						A		A	A
Directional Exposures to Currencies									A

Futures Contracts**
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Substitution for Direct Investment		A							A

Interest Rate Swaps***
Hedging/Risk Management									A
Duration Management									A
Substitution for Direct Investment									A

Credit Default Swaps (Protection Seller)
Hedging/Risk Management									A
Duration/Credit Quality Management									A
Income									A
Substitution for Direct Investment									A

Options (Purchased)
Hedging/Risk Management							A

Options (Written)
Hedging/Risk Management							A		A
Duration/Credit Quality Management									A
Income							A		A

Rights and Warrants
Result of a Corporate Action	A		A	A	A	A		A

*	Includes any options purchased or written, futures contracts, forward contracts, and swap agreements, if applicable.
**	Includes any options purchased or written on futures contracts, if applicable.
***	Includes any caps, floors, and collars, and related purchased or written options, if applicable.

Notes to Financial Statements (Continued)

At December 31, 2014, and during the year then ended, the Fund(s) had the following derivatives and transactions in derivatives, grouped into the indicated risk categories:

	Credit Risk	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Total
Equity Income Fund
Realized Gain (Loss)#
Rights	$-	$2,219		$-	$-	$2,219

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	155,467		-	-	155,467

Equity Index Fund
Asset Derivatives
Futures Contracts^^	$-	$142,074		$-	$-	$142,074

Realized Gain (Loss)#
Futures Contracts	$-	$884,765		$-	$-	$884,765

Change in Appreciation (Depreciation)##
Futures Contracts	$-	$(195,993)		$-	$-	$(195,993)

Number of Contracts, Notional Amounts or Shares/Units†
Futures Contracts	-	77		-	-	77

Foreign Fund
Asset Derivatives
Rights*	$-	$36,659		$-	$-	$36,659

Realized Gain (Loss)#
Rights	$-	$4,085		$-	$-	$4,085

Change in Appreciation (Depreciation)##
Rights	$-	$(6,216)		$-	$-	$(6,216)

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	95,037		-	-	95,037

Global Fund
Realized Gain (Loss)#
Rights	$-	$244		$-	$-	$244

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	0	**	-	-	0

Growth & Income Fund
Realized Gain (Loss)#
Rights	$-	$174		$-	$-	$174

Number of Contracts, Notional Amounts or Shares/Units†
Rights	-	0	**	-	-	0

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk	Foreign Exchange Risk	Interest Rate Risk	Total
International Equity Fund
Asset Derivatives
Forward Contracts*	$-	$-	$573,315	$-	$573,315

Liability Derivatives
Forward Contracts^	$-	$-	$(65,005)	$-	$(65,005)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$375,575	$-	$375,575
Rights	-	419	-	-	419

Total Realized Gain (Loss)	$-	$419	$375,575	$-	$375,994

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-	$508,310	$-	$508,310

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-	$11,246,208	$-	$11,246,208
Rights	-	0 **	-	-	0

Managed Volatility Fund
Asset Derivatives
Purchased Options*	$-	$1,447,676	$-	$-	$1,447,676

Liability Derivatives
Written Options^	$-	$(8,238,080)	$-	$-	$(8,238,080)

Realized Gain (Loss)#
Purchased Options	$-	$(6,646,664)	$-	$-	$(6,646,664)
Written Options	-	(23,964,700)	-	-	(23,964,700)

Total Realized Gain (Loss)	$-	$(30,611,364)	$-	$-	$(30,611,364)

Change in Appreciation (Depreciation)##
Purchased Options	$-	$(220,420)	$-	$-	$(220,420)
Written Options	-	2,899,063	-	-	2,899,063

Total Change in Appreciation (Depreciation)	$-	$2,678,643	$-	$-	$2,678,643

Number of Contracts, Notional Amounts or Shares/Units†
Purchased Options	-	1,693	-	-	1,693
Written Options	-	1,700	-	-	1,700

Mid Cap Value Fund
Asset Derivatives
Forward Contracts*	$-	$-	$85,196	$-	$85,196

Liability Derivatives
Forward Contracts^	$-	$-	$(4,455)	$-	$(4,455)

Realized Gain (Loss)#
Forward Contracts	$-	$-	$1,883,273	$-	$1,883,273
Rights	-	12	-	-	12

Total Realized Gain (Loss)	$-	$12	$1,883,273	$-	$1,883,285

Notes to Financial Statements (Continued)

	Credit Risk	Equity Risk		Foreign Exchange Risk	Interest Rate Risk	Total
Mid Cap Value Fund (Continued)
Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-		$205,898	$-	$205,898

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-		$22,980,428	$-	$22,980,428
Rights	-	0	**	-	-	0

Total Return Bond Fund
Asset Derivatives
Forward Contracts*	$-	$-		$2,811,637	$-	$2,811,637

Liability Derivatives
Forward Contracts^	$-	$-		$(2,301,512)	$-	$(2,301,512)

Realized Gain (Loss)#
Forward Contracts	$-	$-		$9,915,687	$-	$9,915,687
Futures Contracts	-	-		-	5,713,755	5,713,755
Swap Agreements	984,889	-		-	(1,978,240)	(993,351)
Written Options	-	-		31,108	660,225	691,333

Total Realized Gain (Loss)	$984,889	$-		$9,946,795	$4,395,740	$15,327,424

Change in Appreciation (Depreciation)##
Forward Contracts	$-	$-		$1,400,703	$-	$1,400,703
Futures Contracts	-	-		-	453,439	453,439
Swap Agreements	(230,127)	-		-	(2,083,709)	(2,313,836)
Written Options	(396)	-		-	(47,911)	(48,307)

Total Change in Appreciation (Depreciation)	$(230,523)	$-		$1,400,703	$(1,678,181)	$(508,001)

Number of Contracts Notional Amounts or Shares/Units†
Forward Contracts	$-	$-		$229,180,141	$-	$229,180,141
Futures Contracts	-	-		-	2,769	2,769
Swap Agreements	$37,046,182	$-		$-	$279,527,273	$316,573,455
Written Options	-	-		3,275,000	49,400,014	52,675,014

*	Statements of Assets and Liabilities location: Investments, at value, Receivables from: open forward foreign currency contracts.
^	Statements of Assets and Liabilities location: Payables for: open forward foreign currency contracts or written options outstanding, at value, as applicable.
^^	Cumulative appreciation (depreciation) on futures contracts is reported in “Futures Contracts” below. Only current day’s variation margin, if any, is reported within the Statements of Assets and Liabilities.
#	Statements of Operations location: Amounts are included in net realized gain (loss) on: investment transactions, futures contracts, written options, swap agreements, or foreign currency transactions, as applicable.
##	Statements of Operations location: Amounts are included in net change in unrealized appreciation (depreciation) on: investment transactions, futures contracts, written options, swap agreements, or translation of assets and liabilities in foreign currencies, as applicable.
†	Amount(s) disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap agreements, or shares/units outstanding for written options, purchased options, and rights, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the year ended December 31, 2014.
**	Shares are less than 0.05.

Notes to Financial Statements (Continued)

The following table presents the Funds’ derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”), or similar agreement, and net of the related collateral received by the Fund(s) as of December 31, 2014.

Counterparty	Derivative Assets Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Received***	Net Amount*
International Equity Fund
State Street Bank and Trust	$573,315	$(65,005)	$-	$508,310

Total Return Bond Fund
Barclays Bank PLC	$79,520	$(60,920)	$-	$18,600
Credit Suisse International	317,628	(207,123)	-	110,505
Goldman Sachs Capital	40,417	(33,372)	-	7,045
JP Morgan Chase Bank	2,019,159	(1,488,199)	-	530,960
UBS AG	354,913	(354,913)	-	-

	$2,811,637	$(2,144,527)	$-	$667,110

The following table presents the Funds’ derivative liabilities by counterparty net of amounts available for offset under a MNA, or similar agreement, and net of the related collateral pledged by the Fund(s) as of December 31, 2014.

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty†	Financial Instruments Available for Offset	Collateral Pledged***	Net Amount**
International Equity Fund
State Street Bank and Trust	$(65,005)	$65,005	$-	$-

Total Return Bond Fund
Barclays Bank PLC	$(60,920)	$60,920	$-	$-
Credit Suisse International	(207,123)	207,123	-	-
Goldman Sachs Capital	(33,372)	33,372	-	-
JP Morgan Chase Bank	(1,488,199)	1,488,199	-	-
UBS AG	(511,898)	354,913	-	(156,985)

	$(2,301,512)	$2,144,527	$-	$(156,985)

*	Represents the net amount receivable from the counterparty in the event of default.
**	Represents the net amount payable to the counterparty in the event of default.
***	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities for a counterparty cannot be less than $0.
†	The amount presented here may be less than the total amount shown in the Statement of Assets and Liabilities as some derivatives held by the counterparty are not covered within the master netting agreements.

Such agreements typically permit a single net payment in the event of default, including the bankruptcy or insolvency of the counterparty. Typically, the Fund(s) and counterparties are not permitted to sell, re-pledge, or use the collateral they receive.

Further details regarding the derivatives and other investments held by the Fund(s) during the year ended December 31, 2014, are discussed below.

Notes to Financial Statements (Continued)

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes.

A Fund may enter into foreign currency exchange transactions, including foreign currency forward contracts. These contracts call for the Fund to deliver in the future an amount of one currency in return for an amount of another currency, at an exchange rate determined at the time the contract is entered into. Forward contracts are private contractual arrangements and a Fund is subject to the risk that its counterparty will not, or will not be able to, perform its obligations. This type of arrangement may require the Fund to post margin. A Fund may enter into foreign currency exchange transactions in order to hedge against changes in the values of the assets or liabilities denominated in one or more foreign currencies, or otherwise to increase or reduce a Fund’s exposure to various foreign currencies. The use of foreign currency exchange transactions may create investment leverage.

Whenever a Fund enters into a foreign currency exchange transaction, it is subject to the risk that the value of the transaction will move in a direction unfavorable to it. When the Fund uses the transactions for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. If a Fund enters into foreign currency exchange transactions other than for hedging purposes (for example, seeking to profit from an anticipated change in the values of currencies by creating directional exposures in the portfolio with respect to one or more currencies), it will generally be subject to the same risks, but is less likely to have assets or liabilities that will offset any losses on the transactions. There can be no assurance that a Fund will be able to terminate any foreign currency exchange transaction prior to its maturity in order to limit its loss on the transaction.

Forward foreign currency contracts are marked to market daily and the change in their value is recorded by the Funds as an unrealized gain or loss. Forward foreign currency contracts are valued at the settlement price established through dealers or other market sources on the day which they are traded. When a forward foreign currency contract is extinguished, through delivery or offset by entering into another forward foreign currency contract, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset. The notional or contractual amounts of these instruments do not necessarily represent the amounts potentially subject to risk. The measurement of the risk associated with these instruments is meaningful only when all related and offsetting transactions and counterparty risks are considered.

The Fund(s) listed in the following table had open forward foreign currency contracts at December 31, 2014. A Fund’s current exposure to a counterparty is the unrealized appreciation on the contract.

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
International Equity Fund
Contracts to Deliver
AUD	2,205,000	State Street Bank and Trust	06/17/15	$1,970,961	$191,163
CHF	5,442,000	State Street Bank and Trust	09/16/15	5,641,717	135,185
SEK	11,969,000	State Street Bank and Trust	03/18/15	1,782,735	246,967

				$9,395,413	$573,315

Contracts to Buy
SEK	6,293,000	State Street Bank and Trust	03/18/15	$853,258	$(45,789)
AUD	976,000	State Street Bank and Trust	06/17/15	807,009	(19,216)

				$1,660,267	$(65,005)

Notes to Financial Statements (Continued)

		Counterparty	Settlement Date	In Exchange for	Unrealized Appreciation/ (Depreciation)
Mid Cap Value Fund
Contracts to Deliver
GBP	1,061,478	Credit Suisse International	01/30/15	$1,655,974	$1,880

CAD	10,286,246	JP Morgan Chase Bank	01/30/15	8,843,963	(4,455)

EUR	6,517,452	UBS AG	01/30/15	7,971,862	83,316

				$18,471,799	$80,741

Total Return Bond Fund
Contracts to Buy
AUD	2,330,000	Barclays Bank PLC	01/05/15	$1,963,132	$(60,920)

EUR	3,531,000	Credit Suisse International	01/05/15	4,386,624	(113,937)
JPY	2,152,200,000	Credit Suisse International	01/05/15	18,061,127	(93,186)

				22,447,751	(207,123)

EUR	1,196,000	Goldman Sachs Capital	01/05/15	1,480,592	(33,372)

BRL	11,000,000	JP Morgan Chase Bank	01/05/15	4,185,772	(47,633)
EUR	47,294,000	JP Morgan Chase Bank	01/05/15	58,668,680	(1,440,566)

				62,854,452	(1,488,199)

BRL	11,000,000	UBS AG	01/05/15	4,591,943	(453,805)
MXN	37,177,723	UBS AG	01/08/15	2,577,517	(58,093)

				7,169,460	(511,898)

				$95,915,387	$(2,301,512)

Contracts to Deliver
AUD	2,330,000	Barclays Bank PLC	01/05/15	$1,981,732	$79,520

EUR	3,531,000	Credit Suisse International	01/05/15	4,371,060	98,373
JPY	2,152,200,000	Credit Suisse International	01/05/15	18,187,197	219,255

				22,558,257	317,628

EUR	1,196,000	Goldman Sachs Capital	01/05/15	1,487,638	40,417

BRL	11,000,000	JP Morgan Chase Bank	01/05/15	4,732,811	594,673
EUR	47,294,000	JP Morgan Chase Bank	01/05/15	58,652,600	1,424,486

				63,385,411	2,019,159

BRL	11,000,000	UBS AG	01/05/15	4,188,880	50,741
MXN	37,177,723	UBS AG	01/08/15	2,823,596	304,172

				7,012,476	354,913

				$96,425,514	$2,811,637

Notes to Financial Statements (Continued)

AUD Australian Dollar	CHF Swiss Franc	JPY Japanese Yen
BRL Brazilian Real	EUR Euro	MXN Mexican Peso
CAD Canadian Dollar	GBP British Pound	SEK Swedish Krona

Futures Contracts

A Fund may seek to manage a variety of different risks, such as interest rate risk, equity price risk, and currency risk, through the use of futures contracts. A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk.

Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by the Funds as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of the Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it. When the Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part.

When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

The Fund(s) listed in the following table had open futures contracts at December 31, 2014:

	Expiration Date	Number of Contracts	Notional Amount	Net Unrealized Appreciation/ (Depreciation)
Equity Index Fund
Futures Contracts — Long
S&P 500 E Mini Index	03/20/15	74	$7,593,880	$142,074

Swap Agreements

Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

Notes to Financial Statements (Continued)

Interest Rate Swaps. When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of interest rate swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

Credit Default Swaps. A Fund also may enter into credit default swap transactions, as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. The Fund also takes the risk that the market will move against its position in the swap agreement. In the case of an interest rate swap, the value of the swap may increase or decrease depending on changes in interest rates. In the case of a credit default swap, the swap will become more or less valuable depending on the credit of the issuer of the underlying security, and, if a credit event occurs under a swap where the Fund is the seller of credit protection, the Fund could be required to purchase the security at par value, resulting in a significant loss to the Fund. When the Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

Swaptions. A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps. For information regarding the accounting treatment of options, see “Options, Rights, and Warrants” below.

Centrally Cleared Swaps. Certain clearinghouses currently offer clearing for limited types of derivatives transactions, principally certain interest rate swaps, certain index swaps, and credit derivatives. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post amounts (“initial margin”) with the clearinghouse or at the instruction of the clearinghouse; the initial

Notes to Financial Statements (Continued)

margin required by a clearinghouse may be greater than the initial margin the Fund would be required to post in an uncleared transaction. If cash is deposited as the initial margin, it is shown as collateral on a Fund’s Statement of Assets and Liabilities. Swap agreements are marked-to-market daily and subsequent payments (“variation margin”) are made or received by a Fund depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on a Fund’s Statement of Assets and Liabilities (“Variation margin on open derivative instruments”) and as a component of net change in unrealized appreciation/depreciation on a Fund’s Statement of Operations. Only a limited number of transaction types are currently eligible for clearing.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gain or loss on the Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded in the accompanying Statements of Operations as realized gains and losses, respectively.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities or an index of securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call Options. A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date.

Put Options. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date.

Writing put and call options. A Fund may write call options on a security it owns, in a “directional” strategy hoping to realize a greater current return through the receipt of premiums. In return for the option premium, the Fund takes the risk that it will have to forego any increase in the value of the security over the strike price. When a Fund has written a call option on a security it does not own, its exposure on such an option is theoretically unlimited. A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a call option on a security it owns, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a call option on a security a Fund owns may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a call option on a security a Fund owns is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund. A Fund may not be able to close out a call option that it has previously written.

A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option. A Fund may not be able to close out a put option that it has previously written.

Notes to Financial Statements (Continued)

When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amount paid on the underlying investment to determine the realized gain or loss.

Purchasing put options. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If the Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change. Premiums paid for purchasing options that expire are treated as realized losses.

Exchange Traded Options. Exchange traded options purchased or sold by a Fund may be traded on a securities or options exchange or market. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price.

OTC Options. OTC options purchased or sold by a Fund are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. OTC options are valued using prices supplied by a primary pricing source, selected pursuant to procedures approved by the Trustees.

Rights and Warrants. A Fund may purchase or hold warrants or rights in order to gain exposure to the underlying security without owning the security, including, for example, cases where the Fund hopes to lock in the price today of a security it may wish to purchase in the future. Warrants generally give the holder the right, but not the obligation, to buy a security at a stated price. In order for a warrant to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover any premium and transaction costs. Rights may similarly confer on the holder the right to purchase or acquire securities, including through participation in a so-called rights offering. Bonds may be issued with warrants or other rights attached to purchase or acquire equity or other debt securities, typically of the bond issuer. The market prices of bonds with warrants or rights attached to purchase equity securities or bonds may, to some degree, reflect changes in the values of the underlying securities.

When a Fund purchases or otherwise acquires warrants or other rights, it runs the risk that it will lose its entire investment in the warrants or rights, unless the Fund exercises the warrant or right, acquires the underlying securities, or enters into a closing transaction before expiration. If the price of the underlying security does not rise to an extent sufficient to cover any premium and transaction costs, the Fund will lose part or all of its investment. Any premiums or purchase price paid for warrants or other rights that expire are treated as realized losses. Warrants and similar rights differ from options in that they are typically written by the issuer of the security underlying the warrant or right. Although some warrants and rights may be non-transferable, others may be traded over-the-counter or on an exchange.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had open written option contracts at December 31, 2014:

	Units	Expiration Date	Description	Premiums Received	Value
Managed Volatility Fund
	213	1/02/15	S&P 500 Index Call, Strike 2,060.00	$402,037	$170,400
	168	1/09/15	S&P 500 Index Call, Strike 2,090.00	216,930	83,160
	216	1/17/15	S&P 500 Index Call, Strike 2,000.00	1,197,760	1,709,640
	209	1/17/15	S&P 500 Index Call, Strike 2,025.00	856,377	1,109,790
	163	1/17/15	S&P 500 Index Call, Strike 2,050.00	570,093	521,600
	395	2/20/15	S&P 500 Index Call, Strike 2,025.00	2,592,413	2,919,050
	213	2/20/15	S&P 500 Index Call, Strike 2,050.00	1,000,568	1,043,700
	202	2/20/15	S&P 500 Index Call, Strike 2,075.00	995,695	680,740

				$7,831,873	$8,238,080

Transactions in written option contracts during the year ended December 31, 2014, were as follows:

	Number of Contracts	Premiums Received
Managed Volatility Fund
Options outstanding at December 31, 2013	1,240	$3,438,700
Options written	20,599	59,355,752
Options terminated in closing purchase transactions	(19,472)	(54,263,909)
Options expired	(588)	(698,670)

Options outstanding at December 31, 2014	1,779	$7,831,873

Total Return Bond Fund
Options outstanding at December 31, 2013	85,700,034	$287,308
Options written	166,100,022	929,229
Options terminated in closing purchase transactions	(71,800,000)	(399,535)
Options expired	(153,200,045)	(679,560)
Options exercised	(26,800,011)	(137,442)

Options outstanding at December 31, 2014	-	$-

Inflation-Indexed Bonds

The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation, as measured by the Consumer Price Index for All Urban Consumers (“CPI-U”) (for U.S. Treasury inflation-indexed bonds) or, generally, by a comparable inflation index calculated by the foreign government issuing the inflation-indexed bonds.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. Any adjustments to the principal amount of an inflation-indexed bond due to inflation will be reflected as increases or decreases to interest income. Such adjustments may have a significant impact on the Fund’s distributions.

Notes to Financial Statements (Continued)

The value of inflation-indexed bonds is generally based on changes in real interest rates, which in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation, or that the rate of inflation in a foreign country will correlate to the rate of inflation in the United States. Additionally, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund. A Fund may also invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. If a Fund acquires a participation in the loan, the Fund purchases an indirect interest in a loan held by a third party and the Fund typically will have a contractual relationship only with the third party loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In such cases, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party.

Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after the Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund.

At December 31, 2014, the Funds had no unfunded loan commitments.

Repurchase Agreements

Each Fund may enter into repurchase agreements with certain banks and broker-dealers whereby a Fund acquires a security for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. A Fund, through its custodian, takes possession of the securities collateralizing the repurchase agreement in a segregated account. Repurchase agreements must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

Reverse Repurchase Agreements and Treasury Rolls

Each Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later

Notes to Financial Statements (Continued)

date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction.

Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements generally create investment leverage and involve the risk that the market value of the security that a Fund is obligated to repurchase under the agreement may decline below the repurchase price. For financial reporting purposes, cash received in exchange for securities delivered plus accrued interest payments to be made to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short term nature of reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for a security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund.

Reverse repurchase transactions are entered into by a Fund under a Master Repurchase Agreement (“MRA”), which permits the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and creates one single net payment due to or from the Fund. With reverse repurchase transactions, typically a Fund and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

In the event the buyer of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

Treasury roll transactions also generally create investment leverage. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund.

A Fund accounts for a Treasury roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss). If certain criteria are met, these Treasury roll transactions may be considered financing transactions, whereby the difference in the sales price and the future price is recorded as an adjustment to interest income.

The Fund(s) listed in the following table had reverse repurchase transactions during the year ended December 31, 2014:

Total Return Bond Fund
Average balance outstanding	$530,274
Maximum balance outstanding	$12,015,000
Average interest rate	(0.40)%
Weighted average maturity	1 day

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into reverse repurchase transactions.

Notes to Financial Statements (Continued)

The Fund(s) listed in the following table had Treasury roll transactions during the year ended December 31, 2014, which were accounted for as financing transactions:

Total Return Bond Fund
Average balance outstanding	$604,238
Weighted average interest rate	(0.11)%

Average balance outstanding was calculated based on daily balances outstanding during the period that the Fund had entered into Treasury roll transactions.

When-Issued, Delayed-Delivery, Forward Commitment, and To-Be-Announced Transactions

A Fund may enter into when-issued, delayed-delivery, forward commitment, or to-be-announced (“TBA”) transactions (collectively, the “Forward Transactions”) in order to lock in the purchase price of the underlying security, or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In Forward Transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in the Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased in a Forward Transaction, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

These securities are valued on the basis of valuations furnished by a pricing service, selected pursuant to procedures approved by the Trustees, which determines valuations taking into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Securities for which no market quotation is available are valued at fair value in accordance with procedures approved by the Trustees. The Funds record on a daily basis the unrealized appreciation (depreciation) based upon changes in the values of these securities. When a Forward Transaction is closed, the Funds record a realized gain or loss equal to the difference between the value of the transaction at the time it was opened and the value of the transaction at the time it was closed.

Securities Lending

Each Fund may lend its securities; however, lending cannot exceed 33% of the total assets of the Fund taken at current value. The Funds’ securities lending activities are governed by a Securities Lending Agency Agreement (“Lending Agreement”) between each Fund and the lending agent (“agent”). The Lending Agreement authorizes the agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”).

Each Fund expects that in connection with any securities on loan, the loan will be secured continuously by collateral consisting of cash or securities adjusted daily to have market value at least equal to the current market value of the securities loaned. The market value of the loaned securities is determined at the close of business of a Fund and any additional collateral is delivered to the Fund the next business day. As with other extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral should the Borrower of the securities fail financially. The Funds receive compensation for lending their securities in the form of a securities loan fee paid by the Borrower, as well as a share of the income earned on investment of the cash collateral received for the loan of securities. At December 31, 2014, Funds’ collateral was equal to or greater than 100% of the market value of securities on loan.

Notes to Financial Statements (Continued)

The Funds employ the agent to implement their securities lending program and the agent receives a fee from the Funds for its services. In addition, the Funds may be required to pay a rebate to the Borrower. Accordingly, a Fund’s compensation for lending its securities is reduced by any such fees or rebate paid to the securities lending agent or Borrower, respectively. For the year ended December 31, 2014, the Fund(s) earned securities lending net income as follows:

	Securities Lending Gross Income	Securities Lending Fees and Expenses	Securities Lending Net Income
Foreign Fund	$394,444	$79,011	$315,433
Global Fund	95,109	25,471	69,638
International Equity Fund	10,116	5,360	4,756
Mid Cap Growth Fund	152,768	30,553	122,215
Small Cap Growth Equity Fund	178,898	35,750	143,148
Small Company Value Fund	26,361	5,272	21,089

Accounting for Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed by the specific identification cost method. Proceeds received from litigation, if any, are included in realized gains on investment transactions for any investments that are no longer held in the portfolio and as a reduction in cost for investments that continue to be held in the portfolio. Interest income, adjusted for amortization of discounts and premiums on debt securities, is earned from the settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Withholding taxes on foreign interest, dividends, and capital gains have been provided for in accordance with the applicable country’s tax rules and rates. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The Funds estimate the components of distributions received that may be considered return of capital distributions or capital gain distributions.

Foreign Currency Translation

The books and records of the Funds are maintained in U.S. dollars. The market values of foreign currencies, foreign securities, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market prices of securities. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of dividends or interest recorded on the books of the Funds and the amount actually received.

Allocation of Operating Activity

In maintaining the records for the Funds, the income and expense accounts are allocated daily to each class of shares. Investment income and loss, and unrealized and realized gains or losses are prorated among the classes of shares based on the relative net assets of each. Expenses are allocated to each class of shares depending on the nature of the expenditures. Administration and service fees, if any, which are directly attributable to a class of shares, are charged to that class’s operations. Expenses of a Fund not directly attributable to the operations of any specific class of shares of the Fund are prorated among the classes to which the expense relates based on relative net assets.

Notes to Financial Statements (Continued)

Foreign Securities

Each of the Foreign Fund and the International Equity Fund invests substantially all of its assets and the Global Fund invests a significant amount of its assets in foreign securities. The other Funds may also invest in foreign securities. Foreign securities, including American Depositary Receipts, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory, and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of a Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, and greater volatility in currency exchange rates.

Federal Income Tax

It is each Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Funds would not be subject to federal income taxes on their ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to their shareholders. Therefore, the Funds have not made any provision for federal income tax.

Dividends and Distributions to Shareholders

Dividends from net investment income and distributions of any net realized capital gains of each Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. As a result, net investment income and net realized capital gains on investment transactions for a reporting period may differ significantly from distributions during such period.

3.	Advisory Fees and Other Transactions

Investment Advisory Fees and Investment Subadvisers

MML Investment Advisers, LLC (“MML Advisers”), a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund. Under the investment advisory agreements between MML Advisers and the Trust on behalf of each Fund, MML Advisers is responsible for providing investment management services for each Fund. In return for these services, MML Advisers receives advisory fees, based upon each Fund’s average daily net assets, at the annual rates shown in the following table.

MML Advisers has also entered into investment subadvisory agreements for each Fund with the unaffiliated investment subadviser(s) shown in the following table. MML Advisers pays a subadvisory fee to each of these subadvisers based upon the aggregate net assets under management which include (1) the average daily net assets of the specified Fund which it manages, and, if applicable, (2) the average daily net assets of all other Funds or accounts of MML Advisers or its affiliates for which the subadviser provides subadvisory services and which have substantially the same investment objective, policies, and investment strategies.

The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees.

Fund	Investment Advisory Fee	Investment Subadviser(s)
Blue Chip Growth Fund	0.75% on the first $400 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $400 million
Equity Income Fund	0.75% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.70% on any excess over $600 million
Equity Index Fund	0.10% on the first $750 million; and	Northern Trust Investments, Inc.
0.08% on any excess over $750 million

Notes to Financial Statements (Continued)

Fund	Investment Advisory Fee	Investment Subadviser(s)
Focused Equity Fund	0.75% on the first $250 million; and	Harris Associates L.P.
0.65% on any excess over $250 million
Foreign Fund	0.89% on the first $500 million; and	Templeton Investment Counsel, LLC
0.85% on any excess over $500 million
Fundamental Growth Fund	0.70% on the first $250 million; and	Wellington Management Company LLP
0.68% on any excess over $250 million
Fundamental Value Fund	0.65% on the first $500 million; and	Wellington Management Company LLP
0.625% on any excess over $500 million
Global Fund	0.60% on the first $600 million; and	Massachusetts Financial Services Company
0.55% on any excess over $600 million
Growth & Income Fund	0.50%	Massachusetts Financial Services Company
Income & Growth Fund	0.65% on the first $600 million; and	BlackRock Investment Management, LLC
0.60% on any excess over $600 million
International Equity Fund	0.85%	Harris Associates L.P.
Large Cap Growth Fund	0.65% on the first $600 million; and	Rainier Investment Management, LLC
0.60% on any excess over $600 million
Managed Volatility Fund	0.75% on the first $500 million; and	Gateway Investment Advisers, LLC
0.70% on any excess over $500 million
Mid Cap Growth Fund	0.77% on the first $600 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $600 million
Mid Cap Value Fund	0.84% on the first $600 million; and 0.80% on any excess over $600 million	American Century Investment Management, Inc.
Small Cap Growth Equity Fund	1.04% on the first $200 million; and 1.00% on any excess over $200 million	Waddell & Reed Investment Management Company; and Wellington Management Company LLP
Small Company Value Fund	0.85% on the first $150 million; and	T. Rowe Price Associates, Inc.
0.75% on any excess over $150 million
Small/Mid Cap Value Fund	0.75%	AllianceBernstein L.P.
Total Return Bond Fund*	0.50% on the first $500 million; and	Metropolitan West Asset Management, LLC
0.48% on any excess over $500 million

*	Effective December 16, 2014, Metropolitan West Asset Management, LLC replaced Pacific Investment Management Company LLC as subadviser to the Fund.

MassMutual served as the Funds’ investment adviser, at the same annual rate as noted above, pursuant to the investment advisory agreements through March 31, 2014.

Administration Fees

For the Equity Index Fund, Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, Global Fund, International Equity Fund, Small Company Value Fund, and Total Return Bond Fund, under separate administrative and shareholder services agreements between the Funds and MML Advisers, MML Advisers is obligated to provide all necessary administrative and shareholder services and bear some of the class specific administrative expenses. In return for these services, MML Advisers receives an administrative services fee based upon the average daily net assets of the applicable class of shares of the Funds, at the following annual rates:

	Class I	Class II	Class III	Service Class I
Equity Index Fund	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million	0.19%	0.05%	0.30% on the first $100 million; 0.28% on the next $150 million; and 0.26% on any excess over $250 million

Focused Equity Fund	None	0.10%	None	0.10%
Fundamental Growth Fund	None	0.10%	None	0.10%

Notes to Financial Statements (Continued)

	Class I	Class II	Class III	Service Class I
Fundamental Value Fund	None	0.10%	None	0.10%
Global Fund	0.28%	0.18%	None	0.28%
International Equity Fund	None	0.10%	None	0.10%
Small Company Value Fund	None	0.25%	None	0.25%
Total Return Bond Fund	None	0.10%	None	0.10%

MassMutual served as the Funds’ administrator pursuant to the administrative and shareholder services agreements through March 31, 2014.

Distribution and Service Fees

MML Distributors, LLC (the “Distributor”) acts as distributor to the Funds. Pursuant to a Distribution and Services Plan adopted by the Funds pursuant to Rule 12b-1 under the 1940 Act, Service Class shares and Service Class I shares of the Funds pay an annual fee of 0.25% of the average daily net asset value of Service Class shares and Service Class I shares. This fee, or a portion thereof, is paid to: (i) the Distributor for services provided and expenses incurred by it in connection with the distribution of Service Class shares or Service Class I shares, as applicable, of each Fund; and/or (ii) MassMutual for services provided and expenses incurred by it for purposes of maintaining or providing personal services to Service Class and Service Class I shareholders. The Distributor is a wholly-owned subsidiary of MassMutual.

Expense Caps and Waivers

MML Advisers agreed to cap the fees and expenses of the Funds noted below (other than extraordinary litigation and legal expenses, Acquired Fund fees and expenses#, interest expense, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses) based upon the average daily net assets of the applicable class of shares of the Funds, as follows:

	Class I	Class II	Service Class I
Fundamental Growth Fund*	None	0.85%	1.10%
Global Fund*	0.90%	0.80%	1.15%
International Equity Fund*	None	1.00%	1.25%
Small Company Value Fund*	None	1.15%	1.40%
Total Return Bond Fund**	None	0.65%	0.90%

#	Acquired Fund fees and expenses are expenses borne indirectly by a Fund through investments in other pooled investment vehicles.
*	Expense caps in effect through April 30, 2015.
**	Expense caps in effect through April 30, 2016.

Effective December 16, 2014, MML Advisers has contractually agreed to waive, through April 30, 2016, 0.05% of the advisory fee for each class of the Total Return Bond Fund.

MML Advisers has agreed to waive, through April 30, 2015, 0.05% of the administrative and shareholder service fee for Class II and Class III shares of the Equity Index Fund.

Prior to April 1, 2014, expense caps were with MassMutual.

Expense caps and waiver amounts are reflected as a reduction of expenses on the Statements of Operations.

Rebated Brokerage Commissions

The Funds listed below have entered into agreements with certain brokers whereby the brokers will rebate to the Funds, in cash, a portion of brokerage commissions. Rebated brokerage commissions are amounts earned by the Funds and are included with

Notes to Financial Statements (Continued)

realized gain or loss on investment transactions presented in the Statements of Operations. For the year ended December 31, 2014, brokerage commissions rebated under these agreements were as follows:

Rebated Commissions
Foreign Fund	$1,932
Fundamental Growth Fund	12
Fundamental Value Fund	474
Growth & Income Fund	2,742
Income & Growth Fund	746
Large Cap Growth Fund	899
Managed Volatility Fund	20,356
Small Cap Growth Equity Fund	45,705
Small/Mid Cap Value Fund	40,144

Deferred Compensation

Trustees of the Funds who are not officers or employees of MassMutual may elect to defer receipt of their annual fees in accordance with terms of a Non-Qualified Deferred Compensation Plan. Amounts deferred shall accrue interest or earnings and shall be recorded on the Funds’ books as other liabilities. Deferred compensation is included within Trustees’ fees and expenses in the Statements of Assets and Liabilities.

Other

Certain officers and trustees of the Funds are also employees of MassMutual. The compensation of each trustee who is not an employee of MassMutual is borne by the Funds.

4.	Purchases and Sales of Investments

Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 2014, were as follows:

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Blue Chip Growth Fund	$-	$126,607,376	$-	$194,731,392
Equity Income Fund	-	45,089,935	-	147,704,437
Equity Index Fund	-	13,204,036	-	22,696,214
Focused Equity Fund	-	53,733,256	-	74,433,738
Foreign Fund	-	43,939,679	-	103,096,223
Fundamental Growth Fund	-	106,678,561	-	154,915,250
Fundamental Value Fund	-	29,884,720	-	58,591,889
Global Fund	-	80,777,053	-	27,488,700
Growth & Income Fund	-	27,756,604	-	47,341,965
Income & Growth Fund	-	45,182,412	-	62,930,030
International Equity Fund	-	170,490,677	-	43,077,147
Large Cap Growth Fund	-	186,198,146	-	235,078,473
Managed Volatility Fund	-	143,219,733	-	44,043,107
Mid Cap Growth Fund	-	97,907,589	-	133,388,529
Mid Cap Value Fund	-	319,617,374	-	376,934,856

Notes to Financial Statements (Continued)

	Purchases		Sales
	Long-Term U.S. Government Securities	Other Long-Term Securities	Long-Term U.S. Government Securities	Other Long-Term Securities
Small Cap Growth Equity Fund	$-	$205,411,636	$-	$238,163,707
Small Company Value Fund	-	21,780,802	-	23,864,065
Small/Mid Cap Value Fund	-	117,736,365	-	153,740,614
Total Return Bond Fund	1,538,201,462	252,840,836	1,676,489,343	212,551,137

5.	Capital Share Transactions

Changes in shares outstanding for each Fund were as follows:

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Blue Chip Growth Fund Initial Class
Sold	2,432,310	$41,415,411	2,979,857	$45,030,707
Issued as reinvestment of dividends	2,309,868	38,644,089	2,308,364	33,101,944
Redeemed	(6,665,224)	(114,765,671)	(4,322,346)	(66,983,586)

Net increase (decrease)	(1,923,046)	$(34,706,171)	965,875	$11,149,065

Blue Chip Growth Fund Service Class
Sold	485,695	$8,240,685	329,288	$5,070,926
Issued as reinvestment of dividends	175,921	2,902,689	115,905	1,645,848
Redeemed	(134,052)	(2,244,038)	(202,983)	(3,156,440)

Net increase (decrease)	527,564	$8,899,336	242,210	$3,560,334

Equity Income Fund Initial Class
Sold	2,190,166	$29,879,917	2,973,549	$36,220,517
Issued as reinvestment of dividends	1,355,269	18,675,610	812,929	9,755,151
Redeemed	(10,908,154)	(147,559,227)	(7,676,697)	(93,310,271)

Net increase (decrease)	(7,362,719)	$(99,003,700)	(3,890,219)	$(47,334,603)

Equity Income Fund Service Class
Sold	670,085	$9,079,857	749,752	$9,175,332
Issued as reinvestment of dividends	164,870	2,257,067	69,104	824,404
Redeemed	(301,982)	(4,096,661)	(488,268)	(6,047,031)

Net increase (decrease)	532,973	$7,240,263	330,588	$3,952,705

Equity Index Fund Class I
Sold	191,367	$4,599,754	249,675	$5,212,089
Issued as reinvestment of dividends	93,856	2,313,553	80,886	1,641,989
Redeemed	(988,488)	(23,947,674)	(736,317)	(15,390,477)

Net increase (decrease)	(703,265)	$(17,034,367)	(405,756)	$(8,536,399)

Equity Index Fund Class II
Sold	389,841	$9,411,432	608,724	$12,546,414
Issued as reinvestment of dividends	170,775	4,214,723	119,751	2,434,532
Redeemed	(629,543)	(15,324,538)	(742,961)	(15,334,737)

Net increase (decrease)	(68,927)	$(1,698,383)	(14,486)	$(353,791)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Equity Index Fund Class III
Sold	915	$21,042	689	$12,995
Issued as reinvestment of dividends	196,106	4,834,005	145,580	2,955,284
Redeemed	(113,391)	(2,701,841)	(85,934)	(1,764,774)

Net increase (decrease)	83,630	$2,153,206	60,335	$1,203,505

Equity Index Fund Service Class I
Sold	449,061	$10,641,924	445,313	$9,134,510
Issued as reinvestment of dividends	28,933	698,745	16,101	321,052
Redeemed	(137,780)	(3,240,727)	(98,045)	(2,046,624)

Net increase (decrease)	340,214	$8,099,942	363,369	$7,408,938

Focused Equity Fund Class II
Sold	1,160,066	$17,935,868	1,001,699	$13,848,143
Issued as reinvestment of dividends	955,351	14,913,033	149,907	2,056,722
Redeemed	(2,740,919)	(42,693,514)	(2,355,714)	(32,239,566)

Net increase (decrease)	(625,502)	$(9,844,613)	(1,204,108)	$(16,334,701)

Focused Equity Fund Service Class I
Sold	183,039	$2,799,861	285,477	$3,996,240
Issued as reinvestment of dividends	39,376	611,512	2,936	40,162
Redeemed	(81,455)	(1,255,824)	(41,345)	(588,030)

Net increase (decrease)	140,960	$2,155,549	247,068	$3,448,372

Foreign Fund Initial Class
Sold	3,871,730	$41,684,165	7,645,020	$75,728,569
Issued — merger	1,701,290	19,292,633	-	-
Issued as reinvestment of dividends	676,097	7,579,051	771,102	7,749,572
Redeemed	(10,892,002)	(121,449,488)	(9,168,968)	(94,813,278)

Net increase (decrease)	(4,642,885)	$(52,893,639)	(752,846)	$(11,335,137)

Foreign Fund Service Class
Sold	122,641	$1,295,588	141,859	$1,458,470
Issued — merger	305,170	3,442,313	-	-
Issued as reinvestment of dividends	21,048	234,680	12,590	126,024
Redeemed	(104,987)	(1,133,771)	(123,150)	(1,253,713)

Net increase (decrease)	343,872	$3,838,810	31,299	$330,781

Fundamental Growth Fund Class II
Sold	1,515,895	$22,042,851	2,304,314	$28,004,999
Issued as reinvestment of dividends	1,056,660	15,110,242	14,076	176,790
Redeemed	(5,045,952)	(72,994,870)	(2,378,323)	(30,224,975)

Net increase (decrease)	(2,473,397)	$(35,841,777)	(59,933)	$(2,043,186)

Fundamental Growth Fund Service Class I
Sold	85,311	$1,230,250	56,655	$727,997
Issued as reinvestment of dividends	9,395	133,691	61	766
Redeemed	(39,049)	(572,896)	(10,165)	(129,833)

Net increase (decrease)	55,657	$791,045	46,551	$598,930

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Fundamental Value Fund Class II
Sold	1,647,967	$25,792,859	1,855,648	$26,469,510
Issued as reinvestment of dividends	811,002	12,757,062	757,703	10,524,496
Redeemed	(4,019,590)	(62,882,457)	(2,390,350)	(34,085,595)

Net increase (decrease)	(1,560,621)	$(24,332,536)	223,001	$2,908,411

Fundamental Value Fund Service Class I
Sold	204,745	$3,184,188	154,904	$2,224,375
Issued as reinvestment of dividends	16,026	250,322	4,759	65,812
Redeemed	(43,917)	(678,980)	(17,996)	(260,341)

Net increase (decrease)	176,854	$2,755,530	141,667	$2,029,846

Global Fund Class I
Sold	6,485,317	$79,570,972	1,512,491	$16,923,784
Issued as reinvestment of dividends	415,403	5,221,615	144,101	1,585,115
Redeemed	(2,247,657)	(28,065,181)	(3,026,135)	(33,251,677)

Net increase (decrease)	4,653,063	$56,727,406	(1,369,543)	$(14,742,778)

Global Fund Class II
Sold	31,033	$393,624	63,809	$705,506
Issued as reinvestment of dividends	34,912	445,484	18,340	204,676
Redeemed	(180,216)	(2,285,135)	(241,585)	(2,726,325)

Net increase (decrease)	(114,271)	$(1,446,027)	(159,436)	$(1,816,143)

Global Fund Service Class I
Sold	212,279	$2,631,226	211,987	$2,349,871
Issued as reinvestment of dividends	15,727	196,430	5,244	57,420
Redeemed	(29,560)	(366,527)	(58,268)	(661,471)

Net increase (decrease)	198,446	$2,461,129	158,963	$1,745,820

Growth & Income Fund Initial Class
Sold	152,081	$1,911,429	211,388	$2,236,793
Issued as reinvestment of dividends	109,646	1,393,594	153,804	1,618,014
Redeemed	(1,790,439)	(22,309,807)	(2,245,704)	(23,875,748)

Net increase (decrease)	(1,528,712)	$(19,004,784)	(1,880,512)	$(20,020,941)

Growth & Income Fund Service Class
Sold	293,790	$3,607,961	263,986	$2,811,623
Issued as reinvestment of dividends	13,622	172,322	16,566	173,449
Redeemed	(300,673)	(3,741,895)	(200,800)	(2,195,624)

Net increase (decrease)	6,739	$38,388	79,752	$789,448

Income & Growth Fund Initial Class
Sold	2,524,602	$29,488,802	3,855,991	$40,095,618
Issued as reinvestment of dividends	349,573	4,208,862	362,805	3,744,150
Redeemed	(3,873,523)	(45,887,021)	(2,614,169)	(27,919,563)

Net increase (decrease)	(999,348)	$(12,189,357)	1,604,627	$15,920,205

Income & Growth Fund Service Class
Sold	213,242	$2,510,636	230,965	$2,429,862
Issued as reinvestment of dividends	20,572	246,039	21,551	220,892
Redeemed	(210,004)	(2,492,819)	(167,322)	(1,787,477)

Net increase (decrease)	23,810	$263,856	85,194	$863,277

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

International Equity Fund Class II*
Sold	23,728,769	$237,787,100
Issued as reinvestment of dividends	368,443	3,385,993
Redeemed	(10,731,629)	(107,513,100)

Net increase (decrease)	13,365,583	$133,659,993

International Equity Fund Service Class I**
Sold	36,222	$357,907
Issued as reinvestment of dividends	807	7,406
Redeemed	(4,827)	(44,820)

Net increase (decrease)	32,202	$320,493

Large Cap Growth Fund Initial Class
Sold	1,634,154	$23,278,500	1,922,393	$24,625,529
Issued as reinvestment of dividends	2,203,892	30,391,668	1,069,312	13,163,226
Redeemed	(4,945,901)	(71,501,061)	(2,369,969)	(30,896,667)

Net increase (decrease)	(1,107,855)	$(17,830,893)	621,736	$6,892,088

Large Cap Growth Fund Service Class
Sold	83,413	$1,164,721	24,497	$313,611
Issued as reinvestment of dividends	22,303	304,214	7,013	85,693
Redeemed	(36,887)	(518,742)	(28,906)	(373,423)

Net increase (decrease)	68,829	$950,193	2,604	$25,881

Managed Volatility Fund Initial Class
Sold	11,028,176	$158,958,673	904,381	$12,605,824
Issued as reinvestment of dividends	1,396,227	19,633,713	199,355	2,720,569
Redeemed	(2,734,564)	(39,231,568)	(2,583,773)	(35,421,412)

Net increase (decrease)	9,689,839	$139,360,818	(1,480,037)	$(20,095,019)

Managed Volatility Fund Service Class
Sold	397,254	$5,625,059	364,132	$4,966,598
Issued as reinvestment of dividends	119,130	1,665,955	23,615	320,704
Redeemed	(242,040)	(3,427,755)	(239,620)	(3,288,832)

Net increase (decrease)	274,344	$3,863,259	148,127	$1,998,470

Mid Cap Growth Fund Initial Class
Sold	1,092,094	$17,956,822	1,615,347	$23,563,381
Issued as reinvestment of dividends	3,019,891	47,080,105	1,609,545	23,547,645
Redeemed	(3,541,263)	(58,469,540)	(6,338,515)	(96,330,897)

Net increase (decrease)	570,722	$6,567,387	(3,113,623)	$(49,219,871)

Mid Cap Growth Fund Service Class
Sold	609,521	$9,922,863	546,508	$8,145,873
Issued as reinvestment of dividends	437,024	6,703,945	161,976	2,342,174
Redeemed	(223,557)	(3,601,155)	(305,523)	(4,650,780)

Net increase (decrease)	822,988	$13,025,653	402,961	$5,837,267

Mid Cap Value Fund Initial Class
Sold	1,953,776	$26,504,287	1,765,860	$22,113,742
Issued as reinvestment of dividends	6,642,825	83,566,734	2,176,334	26,616,565
Redeemed	(7,338,549)	(100,216,941)	(9,104,383)	(116,040,542)

Net increase (decrease)	1,258,052	$9,854,080	(5,162,189)	$(67,310,235)

Notes to Financial Statements (Continued)

	Year Ended December 31, 2014		Year Ended December 31, 2013

	Shares	Amount	Shares	Amount

Mid Cap Value Fund Service Class
Sold	389,404	$5,220,634	348,175	$4,398,857
Issued as reinvestment of dividends	395,733	4,934,786	95,120	1,155,712
Redeemed	(197,323)	(2,641,929)	(191,491)	(2,459,050)

Net increase (decrease)	587,814	$7,513,491	251,804	$3,095,519

Small Cap Growth Equity Fund Initial Class
Sold	1,047,511	$20,678,582	922,288	$17,708,296
Issued as reinvestment of dividends	3,883,872	66,804,629	834,338	16,238,406
Redeemed	(2,720,244)	(55,156,708)	(5,548,545)	(111,812,112)

Net increase (decrease)	2,211,139	$32,326,503	(3,791,919)	$(77,865,410)

Small Cap Growth Equity Fund Service Class
Sold	130,448	$2,562,512	55,221	$1,103,212
Issued as reinvestment of dividends	144,811	2,431,449	21,373	409,665
Redeemed	(52,757)	(999,636)	(88,545)	(1,770,420)

Net increase (decrease)	222,502	$3,994,325	(11,951)	$(257,543)

Small Company Value Fund Class II
Sold	719,701	$14,977,142	665,816	$14,342,007
Issued as reinvestment of dividends	1,427,103	24,803,043	229,951	4,785,284
Redeemed	(799,602)	(17,543,083)	(2,856,390)	(63,723,072)

Net increase (decrease)	1,347,202	$22,237,102	(1,960,623)	$(44,595,781)

Small Company Value Fund Service Class I
Sold	125,419	$2,473,795	115,783	$2,478,790
Issued as reinvestment of dividends	157,782	2,698,082	14,959	308,306
Redeemed	(83,672)	(1,749,037)	(49,742)	(1,070,710)

Net increase (decrease)	199,529	$3,422,840	81,000	$1,716,386

Small/Mid Cap Value Fund Initial Class
Sold	1,400,271	$19,425,968	5,365,757	$70,569,273
Issued as reinvestment of dividends	460,660	6,665,754	105,068	1,269,216
Redeemed	(4,402,555)	(62,392,071)	(3,552,655)	(42,711,365)

Net increase (decrease)	(2,541,624)	$(36,300,349)	1,918,170	$29,127,124

Small/Mid Cap Value Fund Service Class
Sold	255,516	$3,597,046	172,248	$2,127,068
Issued as reinvestment of dividends	27,882	401,222	4,918	59,171
Redeemed	(149,720)	(2,109,763)	(120,212)	(1,483,223)

Net increase (decrease)	133,678	$1,888,505	56,954	$703,016

Total Return Bond Fund Class II
Sold	5,607,993	$59,028,518	12,126,211	$129,091,697
Issued as reinvestment of dividends	692,630	7,279,537	1,042,654	10,624,649
Redeemed	(7,151,125)	(75,467,043)	(2,731,246)	(28,905,108)

Net increase (decrease)	(850,502)	$(9,158,988)	10,437,619	$110,811,238

Total Return Bond Fund Service Class I
Sold	513,127	$5,379,972	800,946	$8,491,372
Issued as reinvestment of dividends	22,559	235,738	26,527	269,253
Redeemed	(278,958)	(2,923,400)	(250,051)	(2,635,762)

Net increase (decrease)	256,728	$2,692,310	577,422	$6,124,863

*	Fund and Class II shares commenced operations on January 7, 2014.
**	Service Class I commenced operations on May 1, 2014.

Notes to Financial Statements (Continued)

6.	Federal Income Tax Information

At December 31, 2014, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Funds, as computed on a federal income tax basis, were as follows:

	Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$273,215,021	$153,727,431	$(4,325,641)	$149,401,790
Equity Income Fund	376,897,738	173,515,049	(13,114,765)	160,400,284
Equity Index Fund	249,704,207	201,618,960	(6,896,906)	194,722,054
Focused Equity Fund	124,479,184	45,088,124	(2,071,855)	43,016,269
Foreign Fund	315,517,931	56,958,418	(32,210,222)	24,748,196
Fundamental Growth Fund	167,850,625	44,198,378	(2,668,058)	41,530,320
Fundamental Value Fund	157,202,086	69,566,729	(1,634,629)	67,932,100
Global Fund	179,588,495	63,202,432	(3,530,952)	59,671,480
Growth & Income Fund	97,439,724	44,581,235	(1,027,472)	43,553,763
Income & Growth Fund	184,161,926	65,417,848	(1,325,281)	64,092,567
International Equity Fund	129,736,113	1,146,676	(11,221,091)	(10,074,415)
Large Cap Growth Fund	207,520,814	45,405,316	(3,930,790)	41,474,526
Managed Volatility Fund	306,944,346	72,861,503	(5,801,714)	67,059,789
Mid Cap Growth Fund	303,321,077	151,932,971	(2,146,968)	149,786,003
Mid Cap Value Fund	441,977,604	65,050,129	(5,546,331)	59,503,798
Small Cap Growth Equity Fund	254,885,574	49,975,489	(5,610,752)	44,364,737
Small Company Value Fund	79,034,154	34,318,378	(2,664,957)	31,653,421
Small/Mid Cap Value Fund	225,962,005	41,868,072	(10,024,043)	31,844,029
Total Return Bond Fund	485,838,508	3,215,300	(3,069,807)	145,493

Net capital loss carryforwards may be applied against any net realized taxable gains in succeeding years, subject to the carryforward period limitations, where applicable. On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Modernization Act”) was signed by the President. The Modernization Act changed the capital loss carryforward rules as they relate to regulated investment companies. Capital losses generated in tax years beginning after the date of enactment may now be carried forward indefinitely, and retain the character of the original loss. Under pre-enactment law, capital losses could be carried forward for up to eight tax years as short-term capital losses. The provisions affecting the utilization of capital loss carryforwards under the Modernization Act also require the utilization of post-enactment losses prior to the utilization of pre-enactment losses.

At December 31, 2014, the following Fund(s) had available, for federal income tax purposes, pre-enactment unused capital losses:

	Expiring 2016	Expiring 2017	Expiring 2018
Blue Chip Growth Fund	$1,230,702	$-	$-
Foreign Fund	-	12,009,150	4,482,917
Growth & Income Fund	-	31,108,218	-

At December 31, 2014, the following Fund(s) had post-enactment accumulated capital loss carryforwards:

	Short Term Capital Loss Carryforward	Long term Capital Loss Carryforward
Managed Volatility Fund	$9,928,651	$7,899,039

Notes to Financial Statements (Continued)

Net capital loss carryforwards for the Fund(s) shown in the above table are from post-enactment years and are, therefore, not subject to the eight-year carryforward period and possible expiration.

Generally accepted accounting principles in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital.

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2014, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$1,386,920	$40,159,858	$-
Equity Income Fund	8,920,467	12,012,210	-
Equity Index Fund	7,495,243	4,565,783	-
Focused Equity Fund	3,317,750	12,206,795	-
Foreign Fund	7,813,731	-	-
Fundamental Growth Fund	3,016,690	12,227,243	-
Fundamental Value Fund	3,500,862	9,506,522	-
Global Fund	1,964,991	3,898,538	-
Growth & Income Fund	1,565,916	-	-
Income & Growth Fund	4,454,901	-	-
International Equity Fund	3,393,399	-	-
Large Cap Growth Fund	11,926,761	18,769,121	-
Managed Volatility Fund	2,573,217	18,726,451	-
Mid Cap Growth Fund	4,467,990	49,316,060	-
Mid Cap Value Fund	38,355,923	50,145,597	-
Small Cap Growth Equity Fund	22,287,130	46,948,948	-
Small Company Value Fund	283,229	27,217,896	-
Small/Mid Cap Value Fund	1,551,359	5,515,617	-
Total Return Bond Fund	7,515,275	-	-

The tax character of distributions (including capital gain dividends, if any, designated pursuant to Section 852 of the Code) paid during the year ended December 31, 2013, was as follows:

	Ordinary Income	Long Term Capital Gain	Return of Capital
Blue Chip Growth Fund	$831,258	$33,916,534	$-
Equity Income Fund	10,579,555	-	-
Equity Index Fund	6,226,287	1,126,570	-
Focused Equity Fund	2,096,884	-	-
Foreign Fund	7,875,596	-	-
Fundamental Growth Fund	-	177,556	-
Fundamental Value Fund	3,556,739	7,033,569	-
Global Fund	1,847,211	-	-
Growth & Income Fund	1,791,463	-	-
Income & Growth Fund	3,965,042	-	-
Large Cap Growth Fund	907,460	12,341,459	-
Managed Volatility Fund	3,041,273	-	-
Mid Cap Growth Fund	2,536,462	23,353,357	-
Mid Cap Value Fund	22,373,019	5,399,258	-
Small Cap Growth Equity Fund	-	16,648,071	-
Small Company Value Fund	1,559,604	3,533,986	-
Small/Mid Cap Value Fund	1,328,387	-	-
Total Return Bond Fund	10,551,217	342,685	-

Notes to Financial Statements (Continued)

The following Fund(s) have elected to pass through the foreign tax credit for the year ended December 31, 2014:

Amount
Foreign Fund	$486,585
Global Fund	109,833

Capital accounts within the financial statements are periodically adjusted for permanent differences between book and tax accounting. These adjustments have no impact on net assets or the results of operations. Temporary book and tax accounting differences will reverse in subsequent periods. At December 31, 2014, temporary book and tax accounting differences were primarily attributable to investments in forward contracts, futures contracts, options contracts, swap agreements, premium amortization accruals, passive foreign investment companies, the deferral of wash sale losses, non-taxable dividends and deferred Trustee compensation.

At December 31, 2014, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Capital Gain (Capital Loss Carryover)	Other Temporary Differences	Unrealized Appreciation (Depreciation)
Blue Chip Growth Fund	$127,608	$67,102,202	$(69,327)	$149,402,280
Equity Income Fund	11,019,994	48,930,857	(116,460)	160,399,583
Equity Index Fund	7,702,814	9,277,399	(156,572)	194,722,055
Focused Equity Fund	3,015,251	21,634,312	(14,936)	43,016,269
Foreign Fund	10,988,661	(16,492,067)	(82,157)	24,733,825
Fundamental Growth Fund	5,080,791	32,572,927	(20,057)	41,530,320
Fundamental Value Fund	3,667,936	17,388,668	(24,091)	67,928,905
Global Fund	3,600,004	10,274,819	(26,935)	59,625,501
Growth & Income Fund	1,584,775	(31,108,218)	(44,251)	43,553,327
Income & Growth Fund	4,630,944	15,111,560	(42,343)	64,092,513
International Equity Fund	335,285	-	(3,723)	(10,098,355)
Large Cap Growth Fund	8,201,687	35,892,286	(34,704)	41,474,526
Managed Volatility Fund	3,675,042	(17,827,690)	1,245,208	66,653,051
Mid Cap Growth Fund	1,974,835	47,826,483	(81,351)	149,785,775
Mid Cap Value Fund	27,854,483	50,054,841	(508,030)	59,502,935
Small Cap Growth Equity Fund	4,597,996	38,195,164	(75,077)	44,364,634
Small Company Value Fund	319,442	10,080,313	(17,873)	31,653,421
Small/Mid Cap Value Fund	6,980,418	32,377,643	(50,039)	31,844,029
Total Return Bond Fund	11,545,041	3,774,189	(40,540)	147,460

Notes to Financial Statements (Continued)

During the year ended December 31, 2014, the following amounts were reclassified due to permanent differences between book and tax accounting:

	Paid-in Capital	Accumulated Net Realized Gain (Loss) on Investments	Undistributed Net Investment Income (Loss)
Blue Chip Growth Fund	$265	$(419,752)	$419,487
Equity Income Fund	433	335,276	(335,709)
Equity Index Fund	493	57,955	(58,448)
Focused Equity Fund	70	9	(79)
Foreign Fund	2,616	112,944	(115,560)
Fundamental Growth Fund	96	73,825	(73,921)
Fundamental Value Fund	106	27,407	(27,513)
Global Fund	103	69,389	(69,492)
Growth & Income Fund	149	82,523	(82,672)
Income & Growth Fund	154	64,893	(65,047)
International Equity Fund	11	(399,940)	399,929
Large Cap Growth Fund	141	(147,353)	147,212
Managed Volatility Fund	258	24,115	(24,373)
Mid Cap Growth Fund	302	(497,058)	496,756
Mid Cap Value Fund	(292)	(1,685,825)	1,686,117
Small Cap Growth Equity Fund	(17,319)	(1,140,623)	1,157,942
Small Company Value Fund	76	(174,026)	173,950
Small/Mid Cap Value Fund	173	(26,956)	26,783
Total Return Bond Fund	141,693	(5,000,897)	4,859,204

The Funds did not have any unrecognized tax benefits at December 31, 2014, nor were there any increases or decreases in unrecognized tax benefits for the year then ended. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as an income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any such interest or penalties. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three fiscal years, or the returns filed to date for Funds in existence less than three years. Foreign taxes are provided for based on the Funds’ understanding of the tax rules and rates that exist in the foreign markets in which they invest.

7. Indemnifications

Under the Funds’ organizational documents, current and former Trustees and Officers are provided with specified rights to indemnification against liabilities arising in connection with the performance of their duties to the Funds, and shareholders are indemnified against personal liability for obligations of the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

8. Acquisition of MML China Fund

Prior to the opening of business on April 28, 2014, the Foreign Fund acquired all assets and liabilities of the MML China Fund (“China Fund”), a series of MML Series Investment Fund II. The acquisition was accomplished by a tax-free exchange of 1,902,397 Initial Class shares and 339,839 Service Class shares of the China Fund, valued at $22,734,945 in total, for 1,701,290 Initial Class shares and 305,170 Service Class shares of the Foreign Fund. The investment portfolio of the China Fund, comprised of $22,769,454 in cash at April 25, 2014, was the principal asset acquired by the Foreign Fund. For financial reporting purposes, assets received and shares issued by the Foreign Fund were recorded at fair value. Immediately prior to the acquisition, the Foreign Fund’s net assets were $360,694,692.

Notes to Financial Statements (Continued)

Assuming the acquisition had been completed on January 1, 2014, the beginning of the annual reporting period of the Foreign Fund, the Foreign Fund’s pro forma results of operations for the year ended December 31, 2014, would have been as follows:

Net investment income	$11,040,925	*
Net gain on investments	$(37,197,505	)**
Net increase in net assets resulting from operations	$(26,156,580)

*	$11,131,531 as reported, minus $101,414 of the China Fund premerger, plus $10,808 of pro-forma eliminated expenses.
**	$(35,842,544) as reported, minus $1,354,961 of the China Fund premerger.

Because both the Foreign Fund and the China Fund continuously sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the China Fund that have been included in the Foreign Fund’s Statement of Operations since April 28, 2014.

See Note 5, Capital Share Transactions, for the changes in shares outstanding for the Foreign Fund during the period.

9. New Accounting Pronouncements

In June 2014, The Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2014-11, Transfers & Servicing (Topic 860): “Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”) to improve the financial reporting of repurchase agreements and other similar transactions. ASU 2014-11 includes expanded disclosure requirements for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. ASU 2014-11 is effective for annual reporting periods beginning after December 15, 2014 and interim periods beginning after December 15, 2015. Management is currently evaluating the implications of these changes and their impact on the financial statements.

10. Legal Proceedings

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout (“LBO”) transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds (the “Proceeds”) of the LBO. The Official Committee seeks to recover payments of those Proceeds.

The potential amounts sought to be recovered from the Equity Income Fund and Equity Index Fund, plus interest and the Official Committee’s court costs, are approximately $4,562,800 and $207,706, respectively.

In addition, on June 2, 2011, the Equity Income Fund was named as a defendant in two closely related, parallel adversary proceedings brought in connection with the Tribune Company’s LBO by Deutsche Bank Trust Company Americas, in its capacity as successor indenture trustee for a certain series of Senior Notes, Law Debenture Trust Company of New York, in its capacity as successor indenture trustee for a certain series of Senior Notes, and Wilmington Trust Company, in its capacity as successor indenture trustee for the PHONES Notes (together, the “Plaintiffs”), one in the United States District Court for the District of Massachusetts and one in the United States District Court for the District of Connecticut. The Plaintiffs also seek to recover payments of the Proceeds.

The Funds cannot predict the outcome of these proceedings. Accordingly, the Funds have not accrued any amounts related to these proceedings. If the proceedings were to be decided in a manner adverse to the Funds, or if the Funds were to enter into a settlement

Notes to Financial Statements (Continued)

agreement with the Official Committee or the Plaintiffs, as applicable, the payment of such judgment or settlement could potentially have a material adverse effect on the Funds’ net asset values depending on the net assets of each applicable Fund at the time of such judgment or settlement.

11. Subsequent Events

In preparation of these financial statements, management has evaluated the events and transactions subsequent to December 31, 2014, through the date when the financial statements were issued, and determined that there are no subsequent events or transactions that would require adjustments to or disclosures in the Funds’ financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MML Series Investment Fund and Shareholders of MML Blue Chip Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML International Equity Fund, MML Large Cap Growth Fund, MML Managed Volatility Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML Small Cap Growth Equity Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, and MML Total Return Bond Fund (formerly known as MML PIMCO Total Return Fund) (collectively, the “Funds”):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Funds as of December 31, 2014, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2014, the results of their operations for the year ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 23, 2015

Trustees and Officers (Unaudited)

The following table lists the Trust’s Trustees and Officers as of December 31, 2014; their address and age; their position with the Trust; the length of time holding that position with the Trust; their principal occupation(s) during the past five years; the number of portfolios in the fund complex they oversee; and other directorships they hold in companies subject to registration or reporting requirements of the Securities Exchange Act of 1934 (generally called “public companies”) or in registered investment companies. The Trust’s Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-888-309-3539 or by writing MML Series Investment Fund, c/o Massachusetts Mutual Life Insurance Company, 100 Bright Meadow Blvd., Enfield, Connecticut 06082, Attention: Retirement Services Marketing.

Disinterested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Richard H. Ayers Age: 72	Chairman Trustee	Since 2010 Since 1999	Retired.	89	Director (2008-2011), Celera Corporation; Director (1996-2008), Applera Corporation; Chairman (since 2010), Trustee (since 1996), MassMutual Select Funds (open-end investment company); Chairman and Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Chairman and Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Allan W. Blair Age: 66	Trustee	Since 2003	Retired; President and Chief Executive Officer (1996-2014), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1984-2014), Westover Metropolitan Development Corporation.	89	Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Nabil N. El-Hage Age: 56	Trustee Chairman	Since 2012 (2006- 2012)	Chairman (since 2011), Academy of Executive Education, LLC; Consultant (2010-2011); Senior Associate Dean for External Relations (2009-2010), Thomas Henry Carroll Ford Foundation Adjunct Professor of Business Administration (2009-2010), Professor of Management Practice (2005-2009), Harvard Business School.	89	Director (since 2011), Argo Group International Holdings, Ltd.; Director (2007-2010), Virtual Radiologic Corporation; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company).

Maria D. Furman Age: 60	Trustee	Since 2012	Retired.	89	Trustee (since 2011), GMO Series Trust (open-end investment company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
R. Alan Hunter, Jr. Age: 68	Trustee	Since 2003	Retired.	89	Director (since 2007), Actuant Corporation; Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

F. William Marshall, Jr. Age: 72	Trustee	Since 1996	Retired; Consultant (1999-2009).	127***	Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

C. Ann Merrifield Age: 63	Trustee	Since 2012	Retired; President and Chief Executive Officer (2012-2014), PathoGenetix; Senior Vice President, Genzyme Business Excellence Initiative (2009-2011), President, Biosurgery (2003-2009), Genzyme Corporation.	89	Director (since 2014), Flexion Therapeutics; Director (since 2014), InVivo Therapeutics; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company).

Susan B. Sweeney Age: 62	Trustee	Since 2009	Retired; Senior Vice President and Chief Investment Officer (2010-2014), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm).	91^	Trustee (since 2012), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2012), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2009), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Trustees and Officers (Unaudited) (Continued)

Interested Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Robert E. Joyal^^ Age: 69	Trustee	Since 2003	Retired.	91^	Director (since 2013), Leucadia National Corporation (holding company); Director (since 2012), Ormat Technologies, Inc.; Director (2006-2014), Jefferies Group LLC (investment bank); Director (2007-2011), Scottish Re Group Ltd.; Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), Babson Capital Corporate Investors (closed-end investment company); Trustee (since 2003), Babson Capital Participation Investors (closed-end investment company); Trustee (since 2003), MassMutual Select Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund II (open-end investment company); Trustee (since 2012), MassMutual Premier Funds (open-end investment company).

Elaine A. Sarsynski^^^ Age: 59	Trustee Vice Chairperson	Since 2008 (2011- 2012)	Executive Vice President (since 2008), MassMutual Retirement Services Division, MassMutual; Chairman (since 2013), President, Chairman & CEO (2012-2013), Chairman & CEO (2008-2012), President & CEO (2006-2008), MassMutual International LLC.	89	Director (since 2012), Horizon Technology Finance Management LLC; Director (since 2013), MML Advisers; Trustee (since 2008), MassMutual Select Funds (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MML Series Investment Fund II (open-end investment company); Vice Chairperson (2011-2012), Trustee (since 2011), MassMutual Premier Funds (open-end investment company).

Principal Officers who are Not Trustees

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffrey M. Dube Age: 46	President	Since 2014	Vice President (since 2012), Assistant Vice President (2011-2012), Managing Director (2009-2011), MassMutual; President (since 2014), MML Series Investment Fund II (open-end investment company).	36

Michael C. Eldredge Age: 50	Vice President	Since 2009	Head of Investments and portfolio manager (since 2014), MML Advisers; Vice President (since 2008), MassMutual; Vice President (2005-2008), ING; Vice President (since 2009), MassMutual Select Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company); Vice President (since 2009), MassMutual Premier Funds (open-end investment company).	89

Andrew M. Goldberg Age: 48	Vice President, Secretary, and Chief Legal Officer Assistant Secretary	Since 2008 (2001- 2008)	Assistant Vice President and Counsel (since 2004), MassMutual; Assistant Secretary (since 2013), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company); Vice President, Secretary, (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company).	89

Trustees and Officers (Unaudited) (Continued)

Name, Address*, and Age	Position(s) Held with Trust	Term of Office# and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Brian K. Haendiges Age: 54	Vice President	Since 2014	Vice President (since 2014), MML Advisers; Senior Vice President (since 2014), Vice President (2010-2014), MassMutual; Vice President (since 2014), MassMutual Select Funds (open-end investment company); Vice President (since 2014), MML Series Investment Fund II (open-end investment company); Vice President (since 2014), MassMutual Premier Funds (open-end investment company).	89

Nicholas H. Palmerino Age: 49	Chief Financial Officer and Treasurer	Since 2006	Vice President (since 2014), Assistant Vice President (2006-2014), MassMutual; Chief Financial Officer and Treasurer (since 2006), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company).	89

Philip S. Wellman Age: 50	Vice President and Chief Compliance Officer	Since 2007	Vice President and Chief Compliance Officer (since 2013), MML Advisers; Vice President and Associate General Counsel (since 2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds and Investment Advisory) (2008-2014), Vice President, Associate General Counsel, and Chief Compliance Officer (Mutual Funds) (2007-2008), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company).	89

Eric H. Wietsma Age: 48	Vice President	Since 2006	Director and President (since 2013), MML Advisers; Senior Vice President (since 2010), Corporate Vice President (2007-2010), MassMutual; President (since 2008), Vice President (2006-2008), MassMutual Select Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company); President (since 2008) Vice President (2006-2008), MassMutual Premier Funds (open-end investment company).	89

*	The address of each Trustee and Principal Officer is the same as that for the Trust; 100 Bright Meadow Blvd., Enfield, CT 06082.

**	Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years. Such an exception was made for any Trustee who attained the age of seventy-two years during 2014. Such Trustees shall retire and cease to serve as a Trustee on or before December 31, 2015.

The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified.

***	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OFI Global Asset Management, Inc., an affiliate of MML Advisers.

^	Babson Capital Participation Investors and Babson Capital Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an affiliate of MML Advisers.

^^	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Leucadia National Corporation, which controls Jefferies Group LLC, a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MML Advisers or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MML Advisers has brokerage placement discretion.

^^^	Ms. Sarsynski is an Interested Person as a director of MML Advisers.

#	The President, Treasurer, and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Federal Tax Information (Unaudited)

For corporate shareholders, a portion of the ordinary dividends paid during the Fund(s)’ year ended December 31, 2014, qualified for the dividends received deduction, as follows:

Dividends Received Deductions
Blue Chip Growth Fund	100.00%
Equity Income Fund	100.00%
Equity Index Fund	100.00%
Focused Equity Fund	56.28%
Fundamental Value Fund	100.00%
Global Fund	59.27%
Growth & Income Fund	100.00%
Income & Growth Fund	100.00%
Large Cap Growth Fund	10.16%
Managed Volatility Fund	100.00%
Mid Cap Growth Fund	41.20%
Mid Cap Value Fund	23.32%
Small Company Value Fund	100.00%
Small/Mid Cap Value Fund	100.00%

For the year ended December 31, 2014, the following Fund(s) earned the following foreign sources of income:

Amount
Foreign Fund	$11,346,235
Global Fund	2,336,883

Other Information (Unaudited)

Proxy Voting

A description of the policies and procedures that each Fund’s investment adviser and subadvisers use to vote proxies relating to the Fund’s portfolio securities is available, without charge, upon request, by calling 1-888-309-3539, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the SEC’s website at http://www.sec.gov.

Quarterly Reporting

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Trustees Approval of Investment Advisory Contracts

At their meeting in November 2014, the Trustees, including the Trustees who are not “interested persons” (as such term is defined in the 1940 Act) of the Trust, MML Advisers, or subadvisers (the “Independent Trustees”), approved a new subadvisory agreement (“New Subadvisory Agreement”) with MetWest for the Total Return Bond Fund (the “Fund”). In preparation for the meeting, the Trustees requested, and MML Advisers provided in advance, certain materials relevant to the consideration of the New Subadvisory Agreement. In all of their deliberations, the Trustees were advised by independent counsel.

In reviewing the New Subadvisory Agreement, the Independent Trustees discussed with MML Advisers and considered a wide range of information about, among other things: (i) MetWest and its respective personnel with responsibilities for providing services to the Fund; (ii) the terms of the New Subadvisory Agreement; (iii) the scope and quality of services that MetWest will provide under the New Subadvisory Agreement; (iv) the historical investment performance track record of MetWest; and (v) the fees payable to MetWest by MML Advisers for the Fund and the effect of such fees on the profitability to MML Advisers.

Prior to the votes being taken to approve the New Subadvisory Agreement, the Independent Trustees met separately in executive session to discuss the appropriateness of such contract. The Independent Trustees weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. In arriving at a decision, the Trustees, including the Independent Trustees, did not identify any single matter as all-important or controlling. The foregoing summary does not detail all of the matters considered.

Based on the foregoing, the Trustees concluded that: (i) overall, they were satisfied with the nature, extent, and quality of services expected to be provided under the New Subadvisory Agreement; (ii) MML Advisers’ projected levels of profitability due to the New Subadvisory Agreement were not excessive and the subadvisory fee amounts under the New Subadvisory Agreement are fair and reasonable; (iii) the investment processes, research capabilities, and philosophies of MetWest appear well suited to the Fund, given its investment objectives and policies; and (iv) the terms of the New Subadvisory Agreement are fair and reasonable with respect to the Fund and are in the best interests of the Fund’s shareholders. After carefully considering the information summarized above, the Trustees, including the Independent Trustees voting separately, unanimously voted to approve the New Subadvisory Agreement.

The New Subadvisory Agreement became effective on December 16, 2014.

Also at their meeting in November 2014, the Trustees, including the Independent Trustees, reviewed and approved a proposal to lower the management fees of the Focused Equity Fund, Fundamental Growth Fund, Fundamental Value Fund, International Equity Fund, and Total Return Bond Fund (the “Funds”). In arriving at their decision, the Trustees considered materials provided by MML Advisers, including revised profitability schedules for the Funds. In their deliberations, the Trustees were advised by independent counsel.

The amendments to the management agreements for the Funds are expected to become effective on May 1, 2015.

Other Information (Unaudited) (Continued)

Fund Expenses December 31, 2014

Expense Examples:

The following information is in regards to expenses for the six months ended December 31, 2014:

As a shareholder of the Funds, you incur ongoing costs, including advisory fees, distribution and/or service (12b-1) fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested for the six months ended December 31, 2014.

Actual Expenses:

The first four columns of the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Operating Expenses Incurred” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes:

The last two columns of the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the last two columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Blue Chip Growth Fund
Initial Class	$1,000	0.79%	$1,060.10	$4.10	$1,021.20	$4.02
Service Class	1,000	1.04%	1,058.50	5.40	1,020.00	5.30
Equity Income Fund
Initial Class	1,000	0.78%	1,013.00	3.96	1,021.30	3.97
Service Class	1,000	1.03%	1,011.80	5.22	1,020.00	5.24
Equity Index Fund
Class I	1,000	0.44%	1,058.60	2.28	1,023.00	2.24
Class II	1,000	0.28%	1,059.50	1.45	1,023.80	1.43
Class III	1,000	0.14%	1,060.30	0.73	1,024.50	0.71
Service Class I	1,000	0.69%	1,057.90	3.58	1,021.70	3.52
Focused Equity Fund
Class II	1,000	0.90%	1,054.90	4.66	1,020.70	4.58
Service Class I	1,000	1.15%	1,053.50	5.95	1,019.40	5.85

Other Information (Unaudited) (Continued)

	Beginning Value	Annualized Expense Ratio	Ending Value (Based on Actual Returns and Expenses)	Operating Expenses Incurred*	Ending Value (Based on Hypothetical Returns and Expenses)	Operating Expenses Incurred*
Foreign Fund
Initial Class	$1,000	0.97%	$894.40	$4.63	$1,020.30	$4.94
Service Class	1,000	1.22%	894.10	5.82	1,019.10	6.21
Fundamental Growth Fund
Class II	1,000	0.85%	1,069.20	4.43	1,020.90	4.33
Service Class I	1,000	1.10%	1,068.10	5.73	1,019.70	5.60
Fundamental Value Fund
Class II	1,000	0.79%	1,046.30	4.07	1,021.20	4.02
Service Class I	1,000	1.04%	1,044.60	5.36	1,020.00	5.30
Global Fund
Class I	1,000	0.90%	993.20	4.52	1,020.70	4.58
Class II	1,000	0.80%	993.60	4.02	1,021.20	4.08
Service Class I	1,000	1.15%	990.90	5.77	1,019.40	5.85
Growth & Income Fund
Initial Class	1,000	0.56%	1,057.60	2.90	1,022.40	2.85
Service Class	1,000	0.81%	1,056.60	4.20	1,021.10	4.13
Income & Growth Fund
Initial Class	1,000	0.70%	1,043.60	3.61	1,021.70	3.57
Service Class	1,000	0.95%	1,042.50	4.89	1,020.40	4.84
International Equity Fund
Class II	1,000	1.00%	923.80	4.85	1,020.20	5.09
Service Class I	1,000	1.25%	923.00	6.06	1,018.90	6.36
Large Cap Growth Fund
Initial Class	1,000	0.69%	1,066.70	3.59	1,021.70	3.52
Service Class	1,000	0.94%	1,065.80	4.89	1,020.50	4.79
Managed Volatility Fund
Initial Class	1,000	0.93%	1,013.70	4.72	1,020.50	4.74
Service Class	1,000	1.18%	1,012.20	5.98	1,019.30	6.01
Mid Cap Growth Fund
Initial Class	1,000	0.81%	1,065.30	4.22	1,021.10	4.13
Service Class	1,000	1.06%	1,063.10	5.51	1,019.90	5.40
Mid Cap Value Fund
Initial Class	1,000	0.88%	1,058.80	4.57	1,020.80	4.48
Service Class	1,000	1.13%	1,057.20	5.86	1,019.50	5.75
Small Cap Growth Equity Fund
Initial Class	1,000	1.08%	1,021.10	5.50	1,019.80	5.50
Service Class	1,000	1.33%	1,018.90	6.77	1,018.50	6.77
Small Company Value Fund
Class II	1,000	1.15%	975.30	5.73	1,019.40	5.85
Service Class I	1,000	1.40%	974.40	6.97	1,018.10	7.12
Small/Mid Cap Value Fund
Initial Class	1,000	0.80%	1,008.90	4.05	1,021.20	4.08
Service Class	1,000	1.05%	1,007.20	5.31	1,019.90	5.35
Total Return Bond Fund
Class II	1,000	0.65%	1,017.00	3.30	1,021.96	3.31
Service Class I	1,000	0.90%	1,015.70	4.57	1,020.60	4.58

*	Expenses are calculated using the annualized expense ratio for the six months ended December 31, 2014, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year, unless stated otherwise.

Underwriter: MML Distributors, LLC 100 Bright Meadow Blvd. Enfield, CT 06082

© 2015 Massachusetts Mutual Life Insurance Company, Springfield, MA. All rights reserved. www.massmutual.com.

MassMutual Financial Group is a marketing name for Massachusetts Mutual Life Insurance Company (MassMutual) and its affiliated companies and sales representatives. Investment Adviser: MML Investment Advisers, LLC

CRN201603-190351

Item 2. Code of Ethics.

As of December 31, 2014, the Registrant adopted a Code of Ethics that applies to the Principal Executive Officer and Principal Financial Officer pursuant to the Sarbanes-Oxley Act of 2002. For the year ended December 31, 2014, there were no amendments to a provision of the Code of Ethics. A copy of its Code of Ethics is filed with this Form N-CSR under Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that R. Alan Hunter, Jr. and Nabil N. El-Hage, both members of the Audit Committee, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Mr. Hunter and Mr. El-Hage are both “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

References below to Deloitte & Touche LLP include its affiliates where applicable.

(a)	AUDIT FEES: The aggregate fees billed to the Registrant for professional services rendered by its independent auditors, Deloitte & Touche LLP, for the audit of the Registrant’s annual financial statements for the fiscal years ended 2014 and 2013 were $793,707 and $778,697, respectively.

(b)	AUDIT RELATED FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(c)	TAX FEES: The aggregate fees billed to the Registrant for professional services rendered by Deloitte & Touche LLP for the review of Form 1120-RIC, Form 8613, excise distribution projections, distribution calculation and reasonable out of pocket expenses for the fiscal years ended 2014 and 2013 were $120,910 and $123,000, respectively. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(d)	ALL OTHER FEES: No such fees were billed to the Registrant by Deloitte & Touche LLP for the fiscal years ended 2014 and 2013. No such fees were billed to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant by Deloitte & Touche LLP* for the fiscal years ended 2014 and 2013.

(e)	(1) AUDIT COMMITTEE PRE-APPOVAL POLICY: All services to be performed for the Registrant by Deloitte & Touche LLP must be pre-approved by the audit committee. All services performed during the fiscal years ended 2014 and 2013 were pre-approved by the committee.

(2) Not applicable.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Registrant, the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant, for the fiscal years ended 2014 and 2013 were $1,959,810 and $706,057, respectively.

(h)	The audit committee considers whether the provision of non-audit services by Deloitte & Touche LLP to the Registrant’s adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining Deloitte & Touche LLP’s independence.

*	Refers to fees that were required to be approved by the audit committee for services that relate directly to the operations and financial reporting of the Registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this filing.

Item 6. Investments.

Please see portfolio of investments contained in the Reports to Stockholders included under Item 1 of this form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to this filing.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to this filing.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to this filing.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to this filing.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this Form N-CSR, to provide reasonable assurance that the information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the SEC’s rules and forms, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics (Item 2) is attached.

(a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

(a)(3) Not applicable to this filing.

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 as required by Rule 30a-2(b), under the 1940 Act (17 CFR 270.30a-2(b)), Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	MML Series Investment Fund

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date	2/25/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jeffrey M. Dube
Jeffrey M. Dube, President and Principal Executive Officer

Date	2/25/15

By (Signature and Title)	/s/ Nicholas H. Palmerino
Nicholas H. Palmerino, Treasurer and Principal Financial Officer

Date	2/25/15